UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (301) 296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 - December 31, 2023

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2023

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-ANN-1223x1224

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	27
MULTI-HEDGE STRATEGIES FUND	37
COMMODITIES STRATEGY FUND	63
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	71
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	86
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	89
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	95

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (each, a “Fund” and collectively, the “Funds”), separate series of Rydex Variable Trust. This report covers the performance of the Funds for the annual period ended December 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2023

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Investment Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. Please read the prospectus for more detailed information regarding these and other risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short are subject to the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodities markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● Please read the prospectus for more detailed information regarding these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodities markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risk, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23% from 5.03% in the fourth quarter, while the 10-year Treasury yield dropped to 3.88% from 4.59%, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44% of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and rebalanced and reconstituted annually.

Wilshire Focused Liquid Alternative Index measures the performance of a focused basket of mutual funds that provides risk adjusted exposure to equity hedge, global macro, relative value, and event driven alternative investment strategies.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.93%	4.00%	$1,000.00	$1,040.00	$9.92
Global Managed Futures Strategy Fund	2.03%	0.60%	1,000.00	1,006.00	10.26
Multi-Hedge Strategies Fund	1.64%	2.48%	1,000.00	1,024.80	8.37
Commodities Strategy Fund	1.68%	2.72%	1,000.00	1,027.20	8.58

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.93%	5.00%	$1,000.00	$1,015.48	$9.80
Global Managed Futures Strategy Fund	2.03%	5.00%	1,000.00	1,014.97	10.31
Multi-Hedge Strategies Fund	1.64%	5.00%	1,000.00	1,016.94	8.34
Commodities Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and interest expenses. Excluding these expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.15%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the Reporting Period, Guggenheim Long Short Equity Fund returned 12.75%. The Fund outperformed one of the two benchmarks used by the Fund in the period, the Morningstar Long/Short Equity Category Average, which returned 9.28%, and underperformed the other benchmark, the S&P 500 Index, which returned 26.29% for the same one-year period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the broad market strongly recovered in a goldilocks environment of slowing inflation with sustained economic strength. The year started similarly to how it ended 2022, with interest rates rising, which lead to pockets of struggle (for example, several regional banks going bust due to imbalances between their short term and long term liabilities). By late summer the tone had changed. Supply constraints eased, as did many commodity prices (particularly oil & gas). Meanwhile, the drumbeat of calls for a coming recession proved to be wrong (or early perhaps) – with the job market holding fairly steady despite the continued Fed rate increases. ‘Soft Landing’ replaced the term ‘Recession’ in economic news. The last Fed hike was in July, and by the end of 2023, the new consensus was anticipated gradual and steady Fed rate cuts in 2024.

As is often the case, the equity markets responded in strange ways. For most of the year, the cap-weighted benchmarks had impressive gains driven by the so-called ‘Magnificent Seven’ megacaps, with AI-related growth being a huge driver for the likes of Microsoft, Nvidia, Alphabet, and Meta. Outside of those largest growth companies, returns were much weaker. The large cap value benchmarks, and small cap benchmarks, were all underwater for the year-to-date in late October. As the year closed out with long-term rates on the decline, all asset classes held a large risk-on rally (and particularly the laggards from earlier in the year). Companies with difficult profitability or leverage metrics seemed to rebound the most, as the easing of rate increases and spreads eased their situations the most.

The Fund had a +12.75% return, but after subtracting the +11.25% gain in our preferred risk benchmark blend of 30% S&P 500 and 70% cash, the excess return was a +1.50% outperformance. The overall market gains contributed about +1.6% based on our net long exposure averaging a bit higher than the benchmark. The realized beta (sensitivity of daily returns to broad stock benchmark moves) was about 0.49 for the year.

Overall fundamental style positioning worked in the Fund’s favor by about +11.7% attribution. Value names had a good year vis-à-vis expensive names, particularly among the small and mid-caps. A bias towards high-quality positions also paid off (mostly early in 2023, before the risk-on rally commenced).

Industry tilts ended with a moderate -1.6% drag in excess of the risk benchmark. A net long among Health Care names was a drag, as that sector was one of the poorly performing ‘defensive’ sectors (along with Utilities and Staples). On the plus side, the Fund’s net long in the Capital Goods industry was a positive contributor. Security selection (the impact of returns within style and industry groups) was a drag of -3.6%.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives resulted in a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. While the standalone performance of derivatives was negative for the Reporting Period as the market rose significantly, the partial market hedge performed as expected.

How was the Fund positioned at the end of the Reporting Period?

At Reporting Period end, the Fund held about 193% of assets in long securities, and 115% short, for a net-dollar exposure of 78%. Because the long side exposure holds higher-quality and more-defensive sectors, while the short side focuses on higher-risk names, the actual expected net ‘beta’ of the fund is in the 0.45 to 0.50 range.

The Fund maintains its style bias towards cheaper valuation names. Our bias towards higher profitability and low stock volatility remains. The Fund is slightly short the growth factor, but that bias is closer to neutral than in years past.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

From an industry perspective, the Fund’s largest net long sectors are IT, Health Care, and Consumer Discretionary, with our names mostly focused on cheaper and higher-cash-flow-generating groups within those otherwise growth-oriented sectors. The largest net short exposures are Real Estate, and Materials. Notably, the Fund has flipped to a net short exposure in the Materials sector – including many chemicals and mining names.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: May 1, 2002

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	1.9%
QUALCOMM, Inc.	0.9%
Merck & Company, Inc.	0.9%
Johnson & Johnson	0.9%
Toll Brothers, Inc.	0.9%
Visa, Inc. — Class A	0.9%
Thermo Fisher Scientific, Inc.	0.9%
Cisco Systems, Inc.	0.9%
Incyte Corp.	0.9%
Viatris, Inc.	0.9%
Top Ten Total	10.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†
Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Long Short Equity Fund	12.75%	5.76%	3.32%
Morningstar Long/Short Equity Category Average	9.28%	5.29%	3.25%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 98.7%

Industrial - 16.7%
Middleby Corp.*	1,474	$216,928
Acuity Brands, Inc.[1]	1,052	215,481
Donaldson Company, Inc.[1]	3,147	205,656
Snap-on, Inc.	698	201,610
Boise Cascade Co.[1]	1,525	197,274
TD SYNNEX Corp.	1,770	190,470
IDEX Corp.	871	189,103
Brady Corp. — Class A	3,024	177,478
Carlisle Companies, Inc.	555	173,399
Apogee Enterprises, Inc.[1]	3,098	165,464
International Seaways, Inc.	3,569	162,318
Garmin Ltd.	1,261	162,089
Terex Corp.	2,788	160,199
Mueller Industries, Inc.	2,763	130,275
Teekay Corp.*	15,888	113,599
Huntington Ingalls Industries, Inc.	433	112,424
A O Smith Corp.	1,350	111,294
AGCO Corp.	886	107,569
Owens Corning	687	101,834
EnerSys	993	100,253
UFP Industries, Inc.[1]	791	99,310
Encore Wire Corp.	458	97,829
Keysight Technologies, Inc.*	588	93,545
Scorpio Tankers, Inc.	1,482	90,106
Argan, Inc.[1]	1,809	84,643
Vontier Corp.	2,269	78,394
Atkore, Inc.*,1	473	75,680
Ardmore Shipping Corp.	5,257	74,071
Griffon Corp.	1,184	72,165
Lindsay Corp.	523	67,551
Teekay Tankers Ltd. — Class A	1,325	66,210
Builders FirstSource, Inc.*,1	358	59,764
Enerpac Tool Group Corp.	1,360	42,283
Insteel Industries, Inc.[1]	1,088	41,660
World Kinect Corp.	1,824	41,551
Total Industrial		4,279,479

Consumer, Cyclical - 16.1%
Toll Brothers, Inc.[1]	2,207	226,858
NVR, Inc.*,1	31	217,014
DR Horton, Inc.[1]	1,332	202,437
Starbucks Corp.	2,108	202,389
MSC Industrial Direct Company, Inc. — Class A	1,977	200,191
Brunswick Corp.[1]	1,995	193,016
Meritage Homes Corp.	1,040	181,168
Standard Motor Products, Inc.	4,369	173,930
PulteGroup, Inc.[1]	1,682	173,616
Monarch Casino & Resort, Inc.	2,454	169,694
Gentex Corp.	5,050	164,933
Allison Transmission Holdings, Inc.[1]	2,746	159,680
Lowe’s Companies, Inc.	706	157,120
Cummins, Inc.	575	137,753
M/I Homes, Inc.*	991	136,500
KB Home[1]	1,737	108,493
PACCAR, Inc.[1]	1,064	103,899
AutoNation, Inc.*	678	101,822
Lennar Corp. — Class A1	627	93,448
General Motors Co.[1]	2,529	90,842
Polaris, Inc.	956	90,600
Taylor Morrison Home Corp. — Class A*	1,607	85,734
Target Corp.	600	85,452
Home Depot, Inc.[1]	219	75,894
Columbia Sportswear Co.	912	72,541
Patrick Industries, Inc.	660	66,231
Dolby Laboratories, Inc. — Class A	694	59,809
Golden Entertainment, Inc.	1,402	55,982
MasterCraft Boat Holdings, Inc.*	2,365	53,544
BorgWarner, Inc.	1,431	51,301
Malibu Boats, Inc. — Class A*	839	45,994
Macy’s, Inc.	2,222	44,707
ScanSource, Inc.*	1,116	44,205
Ethan Allen Interiors, Inc.	1,382	44,113
Caleres, Inc.	1,241	38,136
Total Consumer, Cyclical		4,109,046

Consumer, Non-cyclical - 16.0%
Merck & Company, Inc.[1]	2,088	227,634
Johnson & Johnson	1,449	227,116
Thermo Fisher Scientific, Inc.	426	226,117
Incyte Corp.*,1	3,511	220,456
Viatris, Inc.	20,336	220,239
Gilead Sciences, Inc.[1]	2,611	211,517
Bristol-Myers Squibb Co.[1]	3,981	204,265
Ingredion, Inc.	1,816	197,091
Hologic, Inc.*,1	2,758	197,059
Pfizer, Inc.[1]	6,799	195,743
Colgate-Palmolive Co.	2,203	175,601
Innoviva, Inc.*,1	7,864	126,138
Biogen, Inc.*,1	483	124,986
Premier, Inc. — Class A	5,213	116,563
Dynavax Technologies Corp.*,1	8,295	115,964
Exelixis, Inc.*,1	4,783	114,744
United Therapeutics Corp.*,1	451	99,170
Cencora, Inc. — Class A	440	90,367
Perdoceo Education Corp.	4,444	78,037
Royalty Pharma plc — Class A	2,773	77,894
Baxter International, Inc.	1,982	76,624
PayPal Holdings, Inc.*	1,081	66,384
Humana, Inc.[1]	132	60,431
Heidrick & Struggles International, Inc.[1]	1,978	58,410
Molina Healthcare, Inc.*,1	160	57,810
Centene Corp.*,1	711	52,763
Alarm.com Holdings, Inc.*	797	51,502
Cross Country Healthcare, Inc.*	2,146	48,586
Neurocrine Biosciences, Inc.*	362	47,697
Organon & Co.	3,291	47,456
Ligand Pharmaceuticals, Inc. — Class B*	645	46,066
Edwards Lifesciences Corp.*	554	42,242
Agilent Technologies, Inc.	300	41,709
AbbVie, Inc.	269	41,687

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Value
Supernus Pharmaceuticals, Inc.*	1,382	$39,995
Eli Lilly & Co.	66	38,473
Halozyme Therapeutics, Inc.*	957	35,371
Total Consumer, Non-cyclical		4,099,907

Financial - 12.4%
Visa, Inc. — Class A	870	226,504
Radian Group, Inc.	7,418	211,784
MGIC Investment Corp.	10,861	209,509
Essent Group Ltd.	3,921	206,793
Equity Commonwealth REIT	10,107	194,054
Ambac Financial Group, Inc.*,1	10,664	175,743
Hartford Financial Services Group, Inc.	2,167	174,183
Globe Life, Inc.	1,336	162,618
Brixmor Property Group, Inc. REIT	5,788	134,687
AvalonBay Communities, Inc. REIT	666	124,688
American Express Co.[1]	664	124,394
International Bancshares Corp.[1]	2,248	122,111
Interactive Brokers Group, Inc. — Class A	1,425	118,132
National Storage Affiliates Trust REIT	2,793	115,826
MetLife, Inc.[1]	1,544	102,105
American Financial Group, Inc.	829	98,560
Jackson Financial, Inc. — Class A	1,836	94,003
Enact Holdings, Inc.[1]	3,116	90,021
Mr Cooper Group, Inc.*	1,280	83,354
Walker & Dunlop, Inc.	731	81,148
Reinsurance Group of America, Inc. — Class A	485	78,463
Berkshire Hathaway, Inc. — Class B*	182	64,912
Virtus Investment Partners, Inc.	193	46,660
Affiliated Managers Group, Inc.	285	43,155
Preferred Bank/Los Angeles CA	589	43,027
East West Bancorp, Inc.	589	42,379
Total Financial		3,168,813

Technology - 12.4%
Microsoft Corp.[1]	1,278	480,579
QUALCOMM, Inc.	1,615	233,577
International Business Machines Corp.[1]	1,293	211,470
Apple, Inc.[1]	1,072	206,392
Amdocs Ltd.	2,271	199,598
Genpact Ltd.	4,763	165,324
Dropbox, Inc. — Class A*	4,829	142,359
Cirrus Logic, Inc.*	1,602	133,270
Electronic Arts, Inc.[1]	894	122,308
Insight Enterprises, Inc.*	686	121,552
Applied Materials, Inc.[1]	680	110,208
Immersion Corp.[1]	14,636	103,330
Hewlett Packard Enterprise Co.[1]	5,840	99,163
Photronics, Inc.*	3,031	95,082
NVIDIA Corp.[1]	171	84,683
NXP Semiconductor N.V.	306	70,282
NetApp, Inc.	699	61,624
Skyworks Solutions, Inc.[1]	542	60,932
Amkor Technology, Inc.	1,769	58,855
ServiceNow, Inc.*	78	55,106
Bandwidth, Inc. — Class A*	3,683	53,293
Broadcom, Inc.	44	49,115
Blackbaud, Inc.*	535	46,385
Fortinet, Inc.*	743	43,488
CEVA, Inc.*	1,810	41,105
DXC Technology Co.*	1,634	37,370
Veradigm, Inc.*,1	3,494	36,652
Teradata Corp.*	817	35,548
Total Technology		3,158,650

Communications - 12.3%
Cisco Systems, Inc.[1]	4,455	225,067
InterDigital, Inc.	1,902	206,443
Yelp, Inc. — Class A*	4,142	196,082
Meta Platforms, Inc. — Class A*,1	551	195,032
Fox Corp. — Class A1	6,439	191,045
VeriSign, Inc.*	898	184,952
T-Mobile US, Inc.	1,147	183,898
Verizon Communications, Inc.[1]	4,811	181,375
AT&T, Inc.[1]	10,778	180,855
Alphabet, Inc. — Class C*,1	1,191	167,848
IDT Corp. — Class B*,1	4,022	137,110
Juniper Networks, Inc.[1]	4,597	135,520
TEGNA, Inc.	7,964	121,849
Ooma, Inc.*	11,149	119,629
Amazon.com, Inc.*,1	715	108,637
Booking Holdings, Inc.*,1	23	81,586
Ciena Corp.*,1	1,711	77,012
Shutterstock, Inc.	1,480	71,454
Gogo, Inc.*	7,009	71,001
Walt Disney Co.	727	65,641
FactSet Research Systems, Inc.	128	61,063
Spok Holdings, Inc.	3,624	56,099
Cargurus, Inc.*	1,867	45,107
A10 Networks, Inc.[1]	3,026	39,852
Cars.com, Inc.*	2,061	39,097
Total Communications		3,143,254

Utilities - 5.6%
PPL Corp.	7,358	199,402
Evergy, Inc.	3,786	197,629
Xcel Energy, Inc.	3,192	197,617
Atmos Energy Corp.[1]	1,702	197,262
National Fuel Gas Co.	3,757	188,488
Public Service Enterprise Group, Inc.	3,080	188,342
Northwestern Energy Group, Inc.	3,583	182,339
ONE Gas, Inc.	1,158	73,788
Total Utilities		1,424,867

Energy - 5.5%
EOG Resources, Inc.	1,633	197,511
Marathon Petroleum Corp.[1]	1,329	197,170
Valero Energy Corp.[1]	1,478	192,140
Cheniere Energy, Inc.	829	141,518
Liberty Energy, Inc. — Class A1	6,082	110,328
Occidental Petroleum Corp.[1]	1,680	100,313
PBF Energy, Inc. — Class A	1,883	82,777
CVR Energy, Inc.[1]	2,580	78,174

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Value
Helmerich & Payne, Inc.	2,135	$77,330
SandRidge Energy, Inc.	4,775	65,274
Exxon Mobil Corp.	613	61,288
NOW, Inc.*	4,691	53,102
SolarEdge Technologies, Inc.*	456	42,682
Total Energy		1,399,607

Basic Materials - 1.4%
NewMarket Corp.[1]	362	197,590
Cabot Corp.	1,059	88,427
Sylvamo Corp.	1,526	74,942
Total Basic Materials		360,959

Government - 0.3%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	3,081	76,224

Total Common Stocks
(Cost $22,590,703)		25,220,806

MONEY MARKET FUND† - 2.1%
Invesco Treasury Obligations Portfolio, 5.20%[2]	539,490	539,490
Total Money Market Fund
(Cost $539,490)		539,490

Total Investments - 100.8%
(Cost $23,130,193)		$25,760,296
Other Assets & Liabilities, net - (0.8)%		(197,893)
Total Net Assets - 100.0%		$25,562,403

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	11/27/24	$12,377,997	$1,286,793
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	12,052,837	1,277,101
						$24,430,834	$2,563,894
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	11/27/24	$14,824,745	$(1,014,709)
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	14,824,734	(1,023,177)
						$29,649,479	$(2,037,886)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	739	0.77%	$37,049
Mueller Industries, Inc.	1,338	0.51%	25,532
Snap-on, Inc.	338	0.79%	20,834
Acuity Brands, Inc.	509	0.84%	17,596
Donaldson Company, Inc.	1,524	0.80%	16,290
UFP Industries, Inc.	383	0.39%	15,843
Terex Corp.	1,350	0.63%	11,543
TD SYNNEX Corp.	857	0.75%	11,316
Encore Wire Corp.	222	0.38%	10,185
Owens Corning	333	0.40%	9,707
Middleby Corp.	714	0.85%	9,659
Apogee Enterprises, Inc.	1,500	0.65%	9,303
Scorpio Tankers, Inc.	718	0.35%	8,880
Builders FirstSource, Inc.	174	0.23%	7,773
Atkore, Inc.	229	0.30%	6,742
Griffon Corp.	573	0.28%	6,571
Teekay Corp.	7,694	0.44%	6,253
Keysight Technologies, Inc.	285	0.37%	6,192
Carlisle Companies, Inc.	269	0.68%	5,859
IDEX Corp.	422	0.74%	5,735
Argan, Inc.	876	0.33%	5,699
Teekay Tankers Ltd. — Class A	641	0.26%	5,472
A O Smith Corp.	654	0.44%	5,378
International Seaways, Inc.	1,728	0.63%	5,054
Ardmore Shipping Corp.	2,545	0.29%	4,876
EnerSys	481	0.39%	4,558
Huntington Ingalls Industries, Inc.	209	0.44%	3,953
Insteel Industries, Inc.	527	0.16%	3,291
Garmin Ltd.	611	0.63%	2,663
Brady Corp. — Class A	1,465	0.69%	2,489
Enerpac Tool Group Corp.	659	0.17%	1,432
AGCO Corp.	429	0.42%	1,390
World Kinect Corp.	883	0.16%	1,301
Vontier Corp.	1,099	0.31%	321
Lindsay Corp.	253	0.26%	(1,530)
Total Industrial			295,209

Communications
Alphabet, Inc. — Class C	577	0.66%	40,076
InterDigital, Inc.	921	0.81%	24,217
Meta Platforms, Inc. — Class A	267	0.76%	23,725
IDT Corp. — Class B	1,948	0.54%	19,932
Booking Holdings, Inc.	11	0.32%	10,200
Amazon.com, Inc.	346	0.42%	9,837
AT&T, Inc.	5,219	0.71%	9,164
T-Mobile US, Inc.	556	0.72%	7,832
Yelp, Inc. — Class A	2,006	0.77%	7,680
Verizon Communications, Inc.	2,330	0.71%	6,874
Shutterstock, Inc.	717	0.28%	5,292
Juniper Networks, Inc.	2,226	0.53%	5,062
Cisco Systems, Inc.	2,157	0.88%	4,485
A10 Networks, Inc.	1,465	0.16%	2,424
Cargurus, Inc.	904	0.18%	2,028
FactSet Research Systems, Inc.	62	0.24%	1,365
Ciena Corp.	829	0.30%	973
Cars.com, Inc.	998	0.15%	43
TEGNA, Inc.	3,857	0.48%	(67)
Walt Disney Co.	352	0.26%	(641)
Gogo, Inc.	3,394	0.28%	(1,440)
Spok Holdings, Inc.	1,755	0.22%	(1,966)
VeriSign, Inc.	435	0.72%	(2,986)
Fox Corp. — Class A	3,118	0.75%	(3,984)
Ooma, Inc.	5,399	0.47%	(9,325)
Total Communications			160,800

Consumer, Non-cyclical
Perdoceo Education Corp.	2,152	0.29%	15,199
Exelixis, Inc.	2,316	0.45%	14,639
Innoviva, Inc.	3,808	0.49%	13,906
Viatris, Inc.	9,848	0.86%	11,450
Thermo Fisher Scientific, Inc.	206	0.88%	9,067
Dynavax Technologies Corp.	4,017	0.45%	5,733
Gilead Sciences, Inc.	1,264	0.83%	5,250
Biogen, Inc.	234	0.49%	5,068
Premier, Inc. — Class A	2,524	0.46%	4,980
Ligand Pharmaceuticals, Inc. — Class B	312	0.18%	3,577
Alarm.com Holdings, Inc.	386	0.20%	2,870
Merck & Company, Inc.	1,011	0.89%	2,728
Neurocrine Biosciences, Inc.	175	0.19%	2,705
Heidrick & Struggles International, Inc.	958	0.23%	2,703
Cross Country Healthcare, Inc.	1,039	0.19%	2,320
Ingredion, Inc.	879	0.77%	2,128
Molina Healthcare, Inc.	78	0.23%	1,983
Centene Corp.	344	0.21%	1,875
Baxter International, Inc.	960	0.30%	1,699
Hologic, Inc.	1,335	0.77%	1,689
Agilent Technologies, Inc.	145	0.16%	1,491
PayPal Holdings, Inc.	523	0.26%	1,434
AbbVie, Inc.	130	0.16%	1,324
Incyte Corp.	1,700	0.86%	1,038
Johnson & Johnson	702	0.89%	819
Colgate-Palmolive Co.	1,067	0.69%	807
Edwards Lifesciences Corp.	268	0.17%	745
Supernus Pharmaceuticals, Inc.	669	0.16%	592

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Cencora, Inc. — Class A	213	0.35%	$509
Eli Lilly & Co.	32	0.15%	(53)
Humana, Inc.	64	0.24%	(569)
United Therapeutics Corp.	218	0.39%	(774)
Halozyme Therapeutics, Inc.	464	0.14%	(1,399)
Royalty Pharma plc — Class A	1,343	0.30%	(2,867)
Organon & Co.	1,593	0.19%	(3,159)
Pfizer, Inc.	3,292	0.77%	(7,230)
Bristol-Myers Squibb Co.	1,969	0.82%	(17,796)
Total Consumer, Non-cyclical			86,481

Financial
MGIC Investment Corp.	5,259	0.82%	25,054
Essent Group Ltd.	1,899	0.81%	18,233
Ambac Financial Group, Inc.	5,164	0.69%	11,900
American Express Co.	322	0.49%	11,883
Mr Cooper Group, Inc.	620	0.33%	11,055
International Bancshares Corp.	1,089	0.48%	11,035
Radian Group, Inc.	3,592	0.83%	8,651
National Storage Affiliates Trust	1,353	0.45%	8,325
Preferred Bank/Los Angeles CA	285	0.17%	7,690
Walker & Dunlop, Inc.	354	0.32%	7,086
AvalonBay Communities, Inc.	322	0.49%	6,188
MetLife, Inc.	748	0.40%	4,805
Globe Life, Inc.	647	0.64%	4,420
Virtus Investment Partners, Inc.	93	0.18%	3,469
Jackson Financial, Inc. — Class A	889	0.37%	2,626
Interactive Brokers Group, Inc. — Class A	690	0.46%	2,615
Brixmor Property Group, Inc.	2,803	0.53%	2,147
Visa, Inc. — Class A	421	0.89%	2,105
Hartford Financial Services Group, Inc.	1,049	0.68%	2,024
Affiliated Managers Group, Inc.	138	0.17%	1,940
Enact Holdings, Inc.	1,509	0.35%	1,474
East West Bancorp, Inc.	285	0.17%	1,455
American Financial Group, Inc.	401	0.39%	467
Berkshire Hathaway, Inc. — Class B	88	0.25%	158
Equity Commonwealth	4,894	0.76%	139
Reinsurance Group of America, Inc. — Class A	235	0.31%	(529)
Total Financial			156,415

Consumer, Cyclical
Toll Brothers, Inc.	1,069	0.89%	32,087
Meritage Homes Corp.	504	0.71%	25,340
M/I Homes, Inc.	480	0.53%	24,438
DR Horton, Inc.	645	0.79%	22,606
PulteGroup, Inc.	814	0.68%	21,707
Brunswick Corp.	966	0.76%	21,140
Allison Transmission Holdings, Inc.	1,330	0.62%	17,215
NVR, Inc.	15	0.85%	14,330
KB Home	841	0.42%	11,789
MSC Industrial Direct Company, Inc. — Class A	957	0.78%	10,795
Lennar Corp. — Class A	304	0.37%	10,237
General Motors Co.	1,225	0.36%	8,780
Standard Motor Products, Inc.	2,116	0.68%	8,773
Taylor Morrison Home Corp. — Class A	778	0.34%	8,710
PACCAR, Inc.	515	0.41%	6,884
Home Depot, Inc.	106	0.30%	5,796
Cummins, Inc.	558	1.08%	5,303
Lowe’s Companies, Inc.	342	0.61%	4,919
Monarch Casino & Resort, Inc.	1,188	0.66%	4,861
Patrick Industries, Inc.	319	0.26%	4,477
Gentex Corp.	2,445	0.65%	4,136
AutoNation, Inc.	328	0.40%	3,683
Macy’s, Inc.	1,076	0.17%	2,780
Target Corp.	291	0.33%	2,378
ScanSource, Inc.	540	0.17%	2,350
Golden Entertainment, Inc.	679	0.22%	1,751
Malibu Boats, Inc. — Class A	406	0.18%	1,256
Ethan Allen Interiors, Inc.	669	0.17%	1,093
BorgWarner, Inc.	693	0.20%	991
Dolby Laboratories, Inc. — Class A	336	0.23%	(473)
Caleres, Inc.	601	0.15%	(522)
Columbia Sportswear Co.	442	0.28%	(840)
Starbucks Corp.	1,021	0.79%	(1,736)
MasterCraft Boat Holdings, Inc.	1,145	0.21%	(2,566)
Polaris, Inc.	463	0.35%	(2,721)
Total Consumer, Cyclical			281,747

Technology
Microsoft Corp.	619	1.84%	78,908
Apple, Inc.	519	0.81%	64,393
Photronics, Inc.	1,468	0.37%	15,764
International Business Machines Corp.	626	0.83%	12,547
QUALCOMM, Inc.	782	0.91%	11,948

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Applied Materials, Inc.	329	0.43%	$7,919
NXP Semiconductor N.V.	148	0.27%	7,747
NVIDIA Corp.	83	0.33%	6,856
Skyworks Solutions, Inc.	262	0.24%	5,616
Dropbox, Inc. — Class A	2,339	0.56%	5,362
Cirrus Logic, Inc.	776	0.52%	4,919
Bandwidth, Inc. — Class A	1,784	0.21%	4,740
Amkor Technology, Inc.	856	0.23%	4,188
Broadcom, Inc.	22	0.20%	4,175
Hewlett Packard Enterprise Co.	2,828	0.39%	4,004
Insight Enterprises, Inc.	332	0.48%	3,846
Amdocs Ltd.	1,100	0.78%	3,791
Electronic Arts, Inc.	433	0.48%	3,550
Fortinet, Inc.	360	0.17%	2,302
Blackbaud, Inc.	259	0.18%	1,732
Immersion Corp.	7,088	0.40%	1,198
ServiceNow, Inc.	38	0.22%	724
CEVA, Inc.	876	0.16%	673
Genpact Ltd.	2,306	0.65%	(246)
NetApp, Inc.	338	0.24%	(663)
DXC Technology Co.	791	0.15%	(675)
Teradata Corp.	396	0.14%	(1,653)
Veradigm, Inc.	1,692	0.14%	(2,115)
Total Technology			251,550

Utilities
Evergy, Inc.	3,668	1.55%	5,138
PPL Corp.	3,563	0.78%	2,236
Atmos Energy Corp.	824	0.77%	2,173
Xcel Energy, Inc.	1,546	0.77%	994
Public Service Enterprise Group, Inc.	1,491	0.74%	946
Northwestern Energy Group, Inc.	1,735	0.71%	(130)
ONE Gas, Inc.	561	0.29%	(3,525)
National Fuel Gas Co.	1,819	0.74%	(6,278)
Total Utilities			1,554

Energy
Marathon Petroleum Corp.	643	0.77%	12,404
Valero Energy Corp.	716	0.75%	8,520
Cheniere Energy, Inc.	401	0.55%	7,006
PBF Energy, Inc. — Class A	912	0.32%	2,057
SolarEdge Technologies, Inc.	221	0.17%	1,894
NOW, Inc.	2,271	0.21%	1,755
Helmerich & Payne, Inc.	1,034	0.30%	(550)
Exxon Mobil Corp.	297	0.24%	(840)
CVR Energy, Inc.	1,249	0.31%	(1,423)
EOG Resources, Inc.	791	0.77%	(1,614)
Occidental Petroleum Corp.	814	0.39%	(2,288)
SandRidge Energy, Inc.	2,313	0.26%	(4,929)
Liberty Energy, Inc. — Class A	2,945	0.43%	(5,793)
Total Energy			16,199

Basic Materials
NewMarket Corp.	175	0.77%	34,123
Cabot Corp.	513	0.35%	2,909
Sylvamo Corp.	739	0.29%	(2,470)
Total Basic Materials			34,562

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,492	0.30%	2,276
Total MS Equity Long Custom Basket			$1,286,793

MS EQUITY SHORT CUSTOM BASKET

Utilities
Avista Corp.	2,192	(0.53)%	$16,985
Portland General Electric Co.	4,483	(1.31)%	13,111
AES Corp.	10,501	(1.36)%	11,568
California Water Service Group	3,628	(1.27)%	7,031
Exelon Corp.	981	(0.24)%	3,758
Alliant Energy Corp.	1,863	(0.64)%	165
Spire, Inc.	1,309	(0.55)%	(5,345)
PG&E Corp.	10,646	(1.29)%	(7,596)
Southwest Gas Holdings, Inc.	3,108	(1.33)%	(11,341)
UGI Corp.	7,560	(1.25)%	(14,568)
Eversource Energy	3,082	(1.28)%	(19,625)
Total Utilities			(5,857)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	3,934	(1.11)%	17,768
Avis Budget Group, Inc.	355	(0.42)%	6,291
Grocery Outlet Holding Corp.	2,711	(0.49)%	6,149
ManpowerGroup, Inc.	1,125	(0.60)%	2,257
Clorox Co.	1,005	(0.97)%	1,286
Church & Dwight Company, Inc.	874	(0.56)%	592
Booz Allen Hamilton Holding Corp.	497	(0.43)%	(2,229)
RB Global, Inc.	1,551	(0.70)%	(5,279)
Insmed, Inc.	1,427	(0.30)%	(6,041)
Utz Brands, Inc.	7,867	(0.86)%	(6,282)
ICF International, Inc.	379	(0.34)%	(7,996)
CBIZ, Inc.	1,049	(0.44)%	(9,469)
TransUnion	1,537	(0.71)%	(13,287)
U-Haul Holding Co.	1,006	(0.49)%	(13,319)
Cintas Corp.	335	(1.36)%	(16,536)
Neogen Corp.	7,523	(1.02)%	(18,381)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Affirm Holdings, Inc.	833	(0.28)%	$(20,368)
Pilgrim’s Pride Corp.	5,813	(1.08)%	(20,718)
Rollins, Inc.	3,768	(1.11)%	(22,469)
Equifax, Inc.	839	(1.40)%	(41,437)
Total Consumer, Non-cyclical			(169,468)

Financial
Kennedy-Wilson Holdings, Inc.	15,724	(1.31)%	55,689
Sun Communities, Inc.	1,252	(1.13)%	36,576
Americold Realty Trust, Inc.	5,707	(1.17)%	19,655
American Tower Corp. — Class A	608	(0.89)%	8,258
Rexford Industrial Realty, Inc.	2,992	(1.13)%	6,959
Raymond James Financial, Inc.	1,281	(0.96)%	4,855
New York Mortgage Trust, Inc.	13,508	(0.78)%	4,294
Ellington Financial, Inc.	9,433	(0.81)%	2,286
Equinix, Inc.	203	(1.10)%	1,120
UMH Properties, Inc.	9,626	(0.99)%	801
COPT Defense Properties	1,942	(0.34)%	(207)
Alexander & Baldwin, Inc.	7,293	(0.94)%	(2,714)
Digital Realty Trust, Inc.	948	(0.86)%	(4,457)
Brighthouse Financial, Inc.	3,563	(1.27)%	(5,098)
Invitation Homes, Inc.	2,098	(0.48)%	(6,916)
Rayonier, Inc.	3,868	(0.87)%	(8,404)
PotlatchDeltic Corp.	3,021	(1.00)%	(9,334)
Macerich Co.	3,108	(0.32)%	(9,420)
Apartment Investment and Management Co. — Class A	15,571	(0.82)%	(9,624)
Capitol Federal Financial, Inc.	15,905	(0.69)%	(9,917)
Veris Residential, Inc.	6,818	(0.72)%	(11,681)
Citigroup, Inc.	3,735	(1.30)%	(15,556)
Ventas, Inc.	2,107	(0.71)%	(16,105)
Carlyle Group, Inc.	3,210	(0.88)%	(16,960)
Air Lease Corp. — Class A	2,981	(0.84)%	(17,617)
BOK Financial Corp.	2,497	(1.44)%	(18,319)
Welltower, Inc.	1,788	(1.09)%	(20,278)
TFS Financial Corp.	14,184	(1.41)%	(24,210)
Marcus & Millichap, Inc.	3,629	(1.07)%	(28,722)
Howard Hughes Holdings, Inc.	2,185	(1.26)%	(36,380)
Jones Lang LaSalle, Inc.	991	(1.26)%	(37,520)
Popular, Inc.	2,469	(1.37)%	(37,816)
Merchants Bancorp	3,168	(0.91)%	(38,704)
PennyMac Financial Services, Inc.	1,770	(1.06)%	(41,574)
CBRE Group, Inc. — Class A	2,295	(1.44)%	(49,297)
KKR & Company, Inc. — Class A	2,526	(1.41)%	(65,191)
Total Financial			(401,528)

Basic Materials
Piedmont Lithium, Inc.	3,345	(0.64)%	32,032
Hecla Mining Co.	16,236	(0.53)%	13,907
Kaiser Aluminum Corp.	1,495	(0.72)%	9,050
Novagold Resources, Inc.	19,161	(0.48)%	7,436
Compass Minerals International, Inc.	2,831	(0.48)%	(1,932)
Ashland, Inc.	951	(0.54)%	(2,077)
Tronox Holdings plc — Class A	5,474	(0.52)%	(4,392)
ATI, Inc.	1,546	(0.47)%	(4,930)
Linde plc	417	(1.16)%	(8,565)
Schnitzer Steel Industries, Inc. — Class A	2,639	(0.54)%	(9,863)
Element Solutions, Inc.	6,200	(0.97)%	(13,600)
Celanese Corp. — Class A	1,059	(1.11)%	(14,438)
Chemours Co.	3,220	(0.69)%	(16,705)
Ecolab, Inc.	749	(1.00)%	(20,720)
Carpenter Technology Corp.	1,101	(0.53)%	(23,687)
Stepan Co.	2,204	(1.41)%	(44,561)
Century Aluminum Co.	10,632	(0.87)%	(53,302)
Total Basic Materials			(156,347)

Consumer, Cyclical
Topgolf Callaway Brands Corp.	9,869	(0.95)%	4,126
Walgreens Boots Alliance, Inc.	6,558	(1.16)%	167
Allegiant Travel Co. — Class A	709	(0.40)%	(6,444)
Shake Shack, Inc. — Class A	1,253	(0.63)%	(11,321)
Floor & Decor Holdings, Inc. — Class A	966	(0.73)%	(12,778)
Lithia Motors, Inc. — Class A	312	(0.69)%	(14,108)
LGI Homes, Inc.	810	(0.73)%	(14,259)
CarMax, Inc.	1,985	(1.03)%	(23,116)
Total Consumer, Cyclical			(77,733)

Energy
Oceaneering International, Inc.	3,782	(0.54)%	6,657
Dril-Quip, Inc.	4,590	(0.72)%	149
Noble Corporation plc	994	(0.32)%	(566)
Valaris Ltd.	1,826	(0.84)%	(589)
Callon Petroleum Co.	1,867	(0.41)%	(2,396)
TechnipFMC plc	4,752	(0.65)%	(2,743)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sitio Royalties Corp. — Class A	2,714	(0.43)%	$(3,942)
Archrock, Inc.	7,879	(0.82)%	(20,369)
Total Energy			(23,799)

Industrial
MSA Safety, Inc.	368	(0.42)%	3,417
Tetra Tech, Inc.	453	(0.51)%	(699)
Knight-Swift Transportation Holdings, Inc.	1,409	(0.55)%	(989)
Norfolk Southern Corp.	193	(0.31)%	(1,687)
Union Pacific Corp.	165	(0.27)%	(1,933)
Werner Enterprises, Inc.	2,935	(0.84)%	(3,840)
RXO, Inc.	3,690	(0.58)%	(4,943)
Stericycle, Inc.	1,450	(0.48)%	(7,500)
GATX Corp.	1,381	(1.12)%	(9,937)
Vulcan Materials Co.	644	(0.99)%	(11,706)
Trinity Industries, Inc.	6,334	(1.14)%	(20,951)
Casella Waste Systems, Inc. — Class A	1,944	(1.12)%	(21,434)
Boeing Co.	559	(0.98)%	(38,080)
Total Industrial			(120,282)

Technology
KBR, Inc.	1,517	(0.57)%	8,891
Paycor HCM, Inc.	5,545	(0.81)%	4,919
Ceridian HCM Holding, Inc.	1,466	(0.66)%	1,301
Parsons Corp.	1,560	(0.66)%	(11,993)
Evolent Health, Inc. — Class A	3,428	(0.76)%	(16,159)
HashiCorp, Inc. — Class A	4,385	(0.70)%	(19,824)
Braze, Inc. — Class A	2,102	(0.75)%	(20,849)
Total Technology			(53,714)

Communications
DoorDash, Inc. — Class A	260	(0.17)%	(2,697)
Roku, Inc.	242	(0.15)%	(3,284)
Total Communications			(5,981)
Total MS Equity Short Custom Basket			$(1,014,709)

GS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	739	0.79%	$37,088
Mueller Industries, Inc.	1,338	0.52%	25,620
Snap-on, Inc.	338	0.81%	20,821
Acuity Brands, Inc.	509	0.87%	17,719
Donaldson Company, Inc.	1,524	0.83%	16,477
UFP Industries, Inc.	383	0.40%	15,840
Terex Corp.	1,350	0.64%	11,869
TD SYNNEX Corp.	857	0.77%	11,527
Encore Wire Corp.	222	0.39%	10,177
Owens Corning	333	0.41%	9,835
Middleby Corp.	714	0.87%	9,697
Apogee Enterprises, Inc.	1,500	0.66%	9,295
Scorpio Tankers, Inc.	718	0.36%	8,908
Builders FirstSource, Inc.	174	0.24%	7,823
Atkore, Inc.	229	0.30%	6,734
Griffon Corp.	573	0.29%	6,538
Keysight Technologies, Inc.	285	0.38%	6,215
Teekay Corp.	7,694	0.46%	6,127
Carlisle Companies, Inc.	269	0.70%	5,965
IDEX Corp.	422	0.76%	5,696
Argan, Inc.	876	0.34%	5,676
Teekay Tankers Ltd. — Class A	641	0.27%	5,451
A O Smith Corp.	654	0.45%	5,307
International Seaways, Inc.	1,728	0.65%	4,904
Ardmore Shipping Corp.	2,545	0.30%	4,766
EnerSys	481	0.40%	4,568
Huntington Ingalls Industries, Inc.	209	0.45%	4,085
Insteel Industries, Inc.	527	0.17%	3,259
Garmin Ltd.	611	0.65%	2,735
Brady Corp. — Class A	1,465	0.71%	2,432
Enerpac Tool Group Corp.	659	0.17%	1,508
World Kinect Corp.	883	0.17%	1,346
AGCO Corp.	429	0.43%	1,342
Vontier Corp.	1,099	0.32%	335
Lindsay Corp.	253	0.27%	(1,516)
Total Industrial			296,169

Communications
Alphabet, Inc. — Class C	577	0.69%	41,478
InterDigital, Inc.	921	0.83%	24,285
Meta Platforms, Inc. — Class A	267	0.78%	23,793
IDT Corp. — Class B	1,948	0.55%	19,863
Booking Holdings, Inc.	11	0.32%	10,269
Amazon.com, Inc.	346	0.44%	9,873
AT&T, Inc.	5,219	0.73%	9,177
T-Mobile US, Inc.	556	0.74%	7,794
Yelp, Inc. — Class A	2,006	0.79%	7,605
Verizon Communications, Inc.	2,330	0.73%	6,777
Shutterstock, Inc.	717	0.29%	5,318
Juniper Networks, Inc.	2,226	0.54%	5,054
Cisco Systems, Inc.	2,157	0.90%	4,603
A10 Networks, Inc.	1,465	0.16%	2,255
Cargurus, Inc.	904	0.18%	2,013
FactSet Research Systems, Inc.	62	0.25%	1,348
Ciena Corp.	829	0.31%	989
Cars.com, Inc.	998	0.16%	44
TEGNA, Inc.	3,857	0.49%	20
Walt Disney Co.	352	0.26%	(647)
Gogo, Inc.	3,394	0.29%	(1,324)
Spok Holdings, Inc.	1,755	0.23%	(2,325)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
VeriSign, Inc.	435	0.74%	$(3,045)
Fox Corp. — Class A	3,118	0.77%	(4,150)
Ooma, Inc.	5,399	0.48%	(9,293)
Total Communications			161,774

Consumer, Non-cyclical
Perdoceo Education Corp.	2,152	0.32%	15,145
Exelixis, Inc.	2,316	0.46%	14,682
Innoviva, Inc.	3,808	0.51%	13,916
Viatris, Inc.	9,848	0.88%	11,827
Thermo Fisher Scientific, Inc.	206	0.91%	9,137
Dynavax Technologies Corp.	4,017	0.47%	5,761
Gilead Sciences, Inc.	1,264	0.85%	5,494
Biogen, Inc.	234	0.50%	5,198
Premier, Inc. — Class A	2,524	0.47%	4,729
Ligand Pharmaceuticals, Inc. — Class B	312	0.18%	3,600
Alarm.com Holdings, Inc.	386	0.21%	2,944
Merck & Company, Inc.	1,011	0.91%	2,774
Heidrick & Struggles International, Inc.	958	0.23%	2,749
Neurocrine Biosciences, Inc.	175	0.19%	2,699
Cross Country Healthcare, Inc.	1,039	0.20%	2,291
Molina Healthcare, Inc.	78	0.23%	2,091
Ingredion, Inc.	879	0.79%	1,992
Centene Corp.	344	0.21%	1,902
Hologic, Inc.	1,335	0.79%	1,733
Baxter International, Inc.	960	0.31%	1,721
Agilent Technologies, Inc.	145	0.17%	1,511
PayPal Holdings, Inc.	523	0.27%	1,429
AbbVie, Inc.	130	0.17%	1,326
Incyte Corp.	1,700	0.89%	1,192
Johnson & Johnson	702	0.91%	847
Colgate-Palmolive Co.	1,067	0.71%	818
Edwards Lifesciences Corp.	268	0.17%	760
Supernus Pharmaceuticals, Inc.	669	0.16%	614
Cencora, Inc. — Class A	213	0.36%	409
Eli Lilly & Co.	32	0.15%	(73)
United Therapeutics Corp.	218	0.40%	(690)
Humana, Inc.	64	0.24%	(729)
Halozyme Therapeutics, Inc.	464	0.14%	(1,452)
Royalty Pharma plc — Class A	1,343	0.31%	(2,883)
Organon & Co.	1,593	0.19%	(3,270)
Pfizer, Inc.	3,292	0.79%	(7,306)
Bristol-Myers Squibb Co.	1,969	0.84%	(17,770)
Total Consumer, Non-cyclical			87,118

Financial
MGIC Investment Corp.	5,259	0.84%	25,045
Essent Group Ltd.	1,899	0.83%	18,280
American Express Co.	322	0.50%	11,956
Ambac Financial Group, Inc.	5,164	0.71%	11,871
Mr Cooper Group, Inc.	620	0.33%	11,134
International Bancshares Corp.	1,089	0.49%	11,052
Radian Group, Inc.	3,592	0.85%	8,792
National Storage Affiliates Trust	1,353	0.47%	8,291
Preferred Bank/Los Angeles CA	285	0.17%	7,672
Walker & Dunlop, Inc.	354	0.33%	6,914
AvalonBay Communities, Inc.	322	0.50%	6,109
MetLife, Inc.	748	0.41%	4,972
Globe Life, Inc.	647	0.65%	4,530
Virtus Investment Partners, Inc.	93	0.19%	3,535
Interactive Brokers Group, Inc. — Class A	690	0.47%	2,690
Jackson Financial, Inc. — Class A	889	0.38%	2,512
Visa, Inc. — Class A	421	0.91%	2,104
Brixmor Property Group, Inc.	2,803	0.54%	2,087
Hartford Financial Services Group, Inc.	1,049	0.70%	2,085
Affiliated Managers Group, Inc.	138	0.17%	1,938
Enact Holdings, Inc.	1,509	0.36%	1,508
East West Bancorp, Inc.	285	0.17%	1,486
American Financial Group, Inc.	401	0.40%	680
Berkshire Hathaway, Inc. — Class B	88	0.26%	137
Equity Commonwealth	4,894	0.78%	71
Reinsurance Group of America, Inc. — Class A	235	0.32%	(481)
Total Financial			156,970

Consumer, Cyclical
Toll Brothers, Inc.	1,069	0.91%	32,293
Meritage Homes Corp.	504	0.73%	25,341
M/I Homes, Inc.	480	0.55%	24,510
DR Horton, Inc.	645	0.81%	22,611
PulteGroup, Inc.	814	0.70%	21,793
Brunswick Corp.	966	0.78%	21,223
Allison Transmission Holdings, Inc.	1,330	0.64%	17,175
NVR, Inc.	15	0.87%	14,361
KB Home	841	0.44%	11,717

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MSC Industrial Direct Company, Inc. — Class A	957	0.80%	$10,871
Lennar Corp. — Class A	304	0.38%	10,365
General Motors Co.	1,225	0.37%	9,075
Taylor Morrison Home Corp. — Class A	778	0.34%	8,715
Standard Motor Products, Inc.	2,116	0.70%	8,707
PACCAR, Inc.	515	0.42%	6,871
Home Depot, Inc.	106	0.30%	5,823
Lowe’s Companies, Inc.	342	0.63%	5,016
Monarch Casino & Resort, Inc.	1,188	0.68%	4,774
Patrick Industries, Inc.	319	0.27%	4,504
Gentex Corp.	2,445	0.66%	4,066
AutoNation, Inc.	328	0.41%	3,707
Macy’s, Inc.	1,076	0.18%	2,860
Target Corp.	291	0.34%	2,405
ScanSource, Inc.	540	0.18%	2,357
Golden Entertainment, Inc.	679	0.22%	1,781
Malibu Boats, Inc. — Class A	406	0.18%	1,238
Ethan Allen Interiors, Inc.	669	0.18%	1,094
BorgWarner, Inc.	693	0.21%	979
Caleres, Inc.	601	0.15%	(443)
Dolby Laboratories, Inc. — Class A	336	0.24%	(466)
Columbia Sportswear Co.	442	0.29%	(773)
Starbucks Corp.	1,021	0.81%	(1,774)
MasterCraft Boat Holdings, Inc.	1,145	0.22%	(2,604)
Polaris, Inc.	463	0.36%	(2,755)
Total Consumer, Cyclical			277,417

Technology
Microsoft Corp.	619	1.93%	76,485
Apple, Inc.	519	0.83%	63,774
Photronics, Inc.	1,468	0.38%	15,806
International Business Machines Corp.	626	0.85%	12,519
QUALCOMM, Inc.	782	0.94%	11,869
Applied Materials, Inc.	329	0.44%	7,974
NXP Semiconductor N.V.	148	0.28%	7,769
NVIDIA Corp.	83	0.34%	6,886
Skyworks Solutions, Inc.	262	0.24%	5,646
Dropbox, Inc. — Class A	2,339	0.57%	5,321
Cirrus Logic, Inc.	776	0.54%	5,056
Bandwidth, Inc. — Class A	1,784	0.21%	4,820
Amkor Technology, Inc.	856	0.24%	4,232
Broadcom, Inc.	22	0.20%	4,147
Hewlett Packard Enterprise Co.	2,828	0.40%	4,041
Insight Enterprises, Inc.	332	0.49%	3,813
Amdocs Ltd.	1,100	0.80%	3,795
Electronic Arts, Inc.	433	0.49%	3,441
Fortinet, Inc.	360	0.17%	2,298
Blackbaud, Inc.	259	0.19%	1,706
Immersion Corp.	7,088	0.42%	1,169
ServiceNow, Inc.	38	0.22%	712
CEVA, Inc.	876	0.17%	693
Genpact Ltd.	2,306	0.66%	(569)
NetApp, Inc.	338	0.25%	(672)
DXC Technology Co.	791	0.15%	(681)
Teradata Corp.	396	0.14%	(1,643)
Veradigm, Inc.	1,692	0.15%	(2,157)
Total Technology			248,250

Utilities
Atmos Energy Corp.	824	0.79%	2,289
PPL Corp.	3,563	0.80%	2,122
Public Service Enterprise Group, Inc.	1,491	0.76%	1,100
Xcel Energy, Inc.	1,546	0.79%	949
Northwestern Energy Group, Inc.	1,735	0.73%	(53)
ONE Gas, Inc.	561	0.30%	(3,447)
National Fuel Gas Co.	1,819	0.76%	(6,317)
Total Utilities			(3,357)

Energy
Marathon Petroleum Corp.	643	0.79%	12,425
Valero Energy Corp.	716	0.77%	8,483
Cheniere Energy, Inc.	401	0.57%	6,966
PBF Energy, Inc. — Class A	912	0.33%	2,030
SolarEdge Technologies, Inc.	221	0.17%	1,897
NOW, Inc.	2,271	0.21%	1,844
Helmerich & Payne, Inc.	1,034	0.31%	(556)
Exxon Mobil Corp.	297	0.25%	(836)
CVR Energy, Inc.	1,249	0.31%	(1,499)
EOG Resources, Inc.	791	0.79%	(1,688)
Occidental Petroleum Corp.	814	0.40%	(2,207)
SandRidge Energy, Inc.	2,313	0.26%	(4,911)
Liberty Energy, Inc. — Class A	2,945	0.44%	(5,802)
Total Energy			16,146

Basic Materials
NewMarket Corp.	175	0.79%	34,240
Cabot Corp.	513	0.36%	2,899
Sylvamo Corp.	739	0.30%	(2,205)
Total Basic Materials			34,934

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,492	0.31%	1,680
Total GS Equity Long Custom Basket			$1,277,101

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET

Utilities
Avista Corp.	2,192	(0.54)%	$16,892
Portland General Electric Co.	4,483	(1.31)%	13,110
AES Corp.	10,501	(1.36)%	12,596
California Water Service Group	3,628	(1.27)%	6,894
Exelon Corp.	981	(0.24)%	3,730
Alliant Energy Corp.	1,863	(0.64)%	226
Spire, Inc.	1,309	(0.55)%	(5,383)
PG&E Corp.	10,646	(1.29)%	(7,453)
Southwest Gas Holdings, Inc.	3,108	(1.33)%	(11,523)
UGI Corp.	7,560	(1.25)%	(15,506)
Eversource Energy	3,082	(1.28)%	(20,512)
Total Utilities			(6,929)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	3,934	(1.10)%	17,164
Avis Budget Group, Inc.	355	(0.42)%	6,510
Grocery Outlet Holding Corp.	2,711	(0.49)%	6,304
ManpowerGroup, Inc.	1,125	(0.60)%	2,326
Clorox Co.	1,005	(0.97)%	1,159
Church & Dwight Company, Inc.	874	(0.56)%	529
Booz Allen Hamilton Holding Corp.	497	(0.43)%	(2,131)
RB Global, Inc.	1,551	(0.70)%	(5,366)
Insmed, Inc.	1,427	(0.30)%	(6,074)
Utz Brands, Inc.	7,867	(0.86)%	(6,144)
ICF International, Inc.	379	(0.34)%	(8,065)
CBIZ, Inc.	1,049	(0.44)%	(9,555)
U-Haul Holding Co.	1,006	(0.49)%	(13,297)
TransUnion	1,537	(0.71)%	(13,351)
Cintas Corp.	335	(1.36)%	(16,407)
Neogen Corp.	7,523	(1.02)%	(18,908)
Affirm Holdings, Inc.	833	(0.28)%	(20,406)
Pilgrim’s Pride Corp.	5,813	(1.08)%	(20,827)
Rollins, Inc.	3,768	(1.11)%	(22,202)
Equifax, Inc.	839	(1.40)%	(40,964)
Total Consumer, Non-cyclical			(169,705)

Financial
Kennedy-Wilson Holdings, Inc.	15,724	(1.31)%	54,895
Sun Communities, Inc.	1,252	(1.13)%	36,591
Americold Realty Trust, Inc.	5,707	(1.17)%	19,327
American Tower Corp. — Class A	608	(0.89)%	8,501
Rexford Industrial Realty, Inc.	2,992	(1.13)%	6,653
Raymond James Financial, Inc.	1,281	(0.96)%	4,637
New York Mortgage Trust, Inc.	13,508	(0.78)%	4,054
Ellington Financial, Inc.	9,433	(0.81)%	2,289
UMH Properties, Inc.	9,626	(0.99)%	872
Equinix, Inc.	203	(1.10)%	830
COPT Defense Properties	1,942	(0.34)%	(174)
Alexander & Baldwin, Inc.	7,293	(0.94)%	(2,809)
Digital Realty Trust, Inc.	948	(0.86)%	(4,416)
Brighthouse Financial, Inc.	3,563	(1.27)%	(5,284)
Invitation Homes, Inc.	2,098	(0.48)%	(6,812)
Rayonier, Inc.	3,868	(0.87)%	(8,657)
PotlatchDeltic Corp.	3,021	(1.00)%	(9,379)
Macerich Co.	3,108	(0.32)%	(9,754)
Apartment Investment and Management Co. — Class A	15,571	(0.82)%	(9,783)
Capitol Federal Financial, Inc.	15,905	(0.69)%	(10,090)
Veris Residential, Inc.	6,818	(0.72)%	(12,440)
Citigroup, Inc.	3,735	(1.30)%	(15,459)
Ventas, Inc.	2,107	(0.71)%	(16,617)
Carlyle Group, Inc.	3,210	(0.88)%	(17,382)
Air Lease Corp. — Class A	2,981	(0.84)%	(17,633)
BOK Financial Corp.	2,497	(1.44)%	(18,373)
Welltower, Inc.	1,788	(1.09)%	(20,383)
TFS Financial Corp.	14,184	(1.41)%	(24,363)
Marcus & Millichap, Inc.	3,629	(1.07)%	(28,844)
Howard Hughes Holdings, Inc.	2,185	(1.26)%	(36,227)
Jones Lang LaSalle, Inc.	991	(1.26)%	(37,638)
Popular, Inc.	2,469	(1.37)%	(38,163)
Merchants Bancorp	3,168	(0.91)%	(38,564)
PennyMac Financial Services, Inc.	1,770	(1.06)%	(41,575)
CBRE Group, Inc. — Class A	2,295	(1.44)%	(49,316)
KKR & Company, Inc. — Class A	2,526	(1.41)%	(65,154)
Total Financial			(406,640)

Basic Materials
Piedmont Lithium, Inc.	3,345	(0.64)%	32,097
Hecla Mining Co.	16,236	(0.53)%	13,957
Kaiser Aluminum Corp.	1,495	(0.72)%	9,062
Novagold Resources, Inc.	19,161	(0.48)%	7,372
Ashland, Inc.	951	(0.54)%	(2,186)
Compass Minerals International, Inc.	2,831	(0.48)%	(2,341)
Tronox Holdings plc — Class A	5,474	(0.52)%	(4,636)
ATI, Inc.	1,546	(0.47)%	(4,777)
Linde plc	417	(1.16)%	(8,447)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Schnitzer Steel Industries, Inc. — Class A	2,639	(0.54)%	$(9,871)
Element Solutions, Inc.	6,200	(0.97)%	(13,607)
Celanese Corp. — Class A	1,059	(1.11)%	(14,555)
Chemours Co.	3,220	(0.69)%	(16,557)
Ecolab, Inc.	749	(1.00)%	(20,820)
Carpenter Technology Corp.	1,101	(0.53)%	(23,768)
Stepan Co.	2,204	(1.41)%	(44,524)
Century Aluminum Co.	10,632	(0.87)%	(53,765)
Total Basic Materials			(157,366)

Consumer, Cyclical
Topgolf Callaway Brands Corp.	9,869	(0.95)%	3,574
Walgreens Boots Alliance, Inc.	6,558	(1.16)%	283
Allegiant Travel Co. — Class A	709	(0.40)%	(6,713)
Shake Shack, Inc. — Class A	1,253	(0.63)%	(11,543)
Floor & Decor Holdings, Inc. — Class A	966	(0.73)%	(12,057)
Lithia Motors, Inc. — Class A	312	(0.69)%	(14,082)
LGI Homes, Inc.	810	(0.73)%	(14,468)
CarMax, Inc.	1,985	(1.03)%	(23,259)
Total Consumer, Cyclical			(78,265)

Energy
Oceaneering International, Inc.	3,782	(0.54)%	6,875
Dril-Quip, Inc.	4,590	(0.72)%	54
Noble Corporation plc	994	(0.32)%	(536)
Valaris Ltd.	1,826	(0.84)%	(536)
Callon Petroleum Co.	1,867	(0.41)%	(2,450)
TechnipFMC plc	4,752	(0.65)%	(2,798)
Sitio Royalties Corp. — Class A	2,714	(0.43)%	(4,148)
Archrock, Inc.	7,879	(0.82)%	(20,376)
Total Energy			(23,915)

Industrial
MSA Safety, Inc.	368	(0.42)%	3,487
Tetra Tech, Inc.	453	(0.51)%	(717)
Knight-Swift Transportation Holdings, Inc.	1,409	(0.55)%	(1,024)
Norfolk Southern Corp.	193	(0.31)%	(1,655)
Union Pacific Corp.	165	(0.27)%	(1,907)
Werner Enterprises, Inc.	2,935	(0.84)%	(3,746)
RXO, Inc.	3,690	(0.58)%	(5,305)
Stericycle, Inc.	1,450	(0.48)%	(7,679)
GATX Corp.	1,381	(1.12)%	(10,139)
Vulcan Materials Co.	644	(0.99)%	(11,466)
Trinity Industries, Inc.	6,334	(1.14)%	(20,794)
Casella Waste Systems, Inc. — Class A	1,944	(1.12)%	(21,418)
Boeing Co.	559	(0.98)%	(38,001)
Total Industrial			(120,364)

Technology
KBR, Inc.	1,517	(0.57)%	8,950
Paycor HCM, Inc.	5,545	(0.81)%	4,883
Ceridian HCM Holding, Inc.	1,466	(0.66)%	1,335
Parsons Corp.	1,560	(0.66)%	(11,989)
Evolent Health, Inc. — Class A	3,428	(0.76)%	(16,148)
HashiCorp, Inc. — Class A	4,385	(0.70)%	(20,230)
Braze, Inc. — Class A	2,102	(0.75)%	(20,784)
Total Technology			(53,983)

Communications
DoorDash, Inc. — Class A	260	(0.17)%	(2,675)
Roku, Inc.	242	(0.15)%	(3,335)
Total Communications			(6,010)
Total GS Equity Short Custom Basket			$(1,023,177)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2023.
[2]	Rate indicated is the 7-day yield as of December 31, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,220,806	$—	$—	$25,220,806
Money Market Fund	539,490	—	—	539,490
Equity Custom Basket Swap Agreements**	—	2,563,894	—	2,563,894
Total Assets	$25,760,296	$2,563,894	$—	$28,324,190

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$2,037,886	$—	$2,037,886

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $23,130,193)	$25,760,296
Cash	899
Unrealized appreciation on OTC swap agreements	2,563,894
Receivables:
Dividends	23,201
Fund shares sold	1,456
Securities lending income	5
Total assets	28,349,751

Liabilities:
Unrealized depreciation on OTC swap agreements	2,037,886
Payable for:
Swap settlement	576,905
Fund shares redeemed	67,072
Management fees	19,504
Transfer agent fees	9,331
Investor service fees	5,418
Portfolio accounting and administration fees	3,359
Trustees’ fees*	324
Miscellaneous	67,549
Total liabilities	2,787,348
Net assets	$25,562,403

Net assets consist of:
Paid in capital	$23,307,648
Total distributable earnings (loss)	2,254,755
Net assets	$25,562,403
Capital shares outstanding	1,506,221
Net asset value per share	$16.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $167)	$484,904
Income from securities lending, net	156
Total investment income	485,060

Expenses:
Management fees	212,310
Investor service fees	58,975
Transfer agent fees	73,630
Professional fees	46,438
Portfolio accounting and administration fees	36,564
Trustees’ fees*	3,991
Custodian fees	3,593
Line of credit fees	41
Miscellaneous	18,161
Total expenses	453,703
Net investment income	31,357

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	901,026
Swap agreements	609,322
Net realized gain	1,510,348
Net change in unrealized appreciation (depreciation) on:
Investments	2,279,767
Swap agreements	(1,025,089)
Net change in unrealized appreciation (depreciation)	1,254,678
Net realized and unrealized gain	2,765,026
Net increase in net assets resulting from operations	$2,796,383

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,357	$54,825
Net realized gain (loss) on investments	1,510,348	(1,078,275)
Net change in unrealized appreciation (depreciation) on investments	1,254,678	(2,908,913)
Net increase (decrease) in net assets resulting from operations	2,796,383	(3,932,363)

Distributions to shareholders	(60,036)	(114,913)

Capital share transactions:
Proceeds from sale of shares	9,301,718	6,127,910
Distributions reinvested	60,036	114,913
Cost of shares redeemed	(8,913,039)	(7,201,449)
Net increase (decrease) from capital share transactions	448,715	(958,626)
Net increase (decrease) in net assets	3,185,062	(5,005,902)

Net assets:
Beginning of year	22,377,341	27,383,243
End of year	$25,562,403	$22,377,341

Capital share activity:
Shares sold	573,241	388,498
Shares issued from reinvestment of distributions	3,699	7,428
Shares redeemed	(553,184)	(459,654)
Net increase (decrease) in shares	23,756	(63,728)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$15.09	$17.71	$14.40	$13.84	$13.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.04	.07	.08	.09
Net gain (loss) on investments (realized and unrealized)	1.90	(2.59)	3.35	.59	.64
Total from investment operations	1.92	(2.55)	3.42	.67	.73
Less distributions from:
Net investment income	(.04)	(.07)	(.11)	(.11)	(.08)
Total distributions	(.04)	(.07)	(.11)	(.11)	(.08)
Net asset value, end of period	$16.97	$15.09	$17.71	$14.40	$13.84

Total Return[b]	12.75%	(14.39%)	23.80%	4.93%	5.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,562	$22,377	$27,383	$22,969	$30,683
Ratios to average net assets:
Net investment income (loss)	0.13%	0.23%	0.45%	0.59%	0.65%
Total expenses[c,d]	1.92%	1.78%	1.60%	1.73%	1.72%
Portfolio turnover rate	338%	302%	211%	160%	170%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.92%	1.78%	1.60%	1.73%	1.72%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the Reporting Period, Guggenheim Global Managed Futures Strategy Fund returned 3.80%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, which returned 5.05%. The Fund outperformed the SG (Societe Generale) CTA Index for the year, which returned -3.49%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The U.S. economy defied expectations in 2023 and provided a much-needed comeback for investors after a brutal 2022. While many forecasters had predicted a recession in 2023, the year was characterized by robust growth, strong consumer spending, steady job growth, and growing real wages. Bolstered by the combination of a solid economy, better-than-expected corporate earnings, and an apparent end to the Federal Reserve’s interest rate hikes, stocks rallied 25% in 2023. Furthermore, after peaking in 2022, inflation decelerated throughout the year due in large part to healing supply chains.

Although the economic news in 2023 was generally good, futures markets in all sectors were choppy and difficult to trend-follow, unlike the case in 2022. The CTA Index, an industry benchmark, was down -3.49% after a record 20.15% year in 2022 and most funds in the Morningstar Systematic Trend universe posted a negative return. As mentioned above, the Fund returned 3.80% and was one of the few funds that saw positive returns during the year.

Within the Fund, the core trend-following strategy detracted from the overall return while the alpha strategies benefited overall return. The short-term strategies, a subset of the alpha strategies, were particularly strong performers, contributing positive returns in each of the four quarters and boosting the Fund’s 2023 return into the black.

The core trend-following strategy saw gains from currencies, but these were overwhelmed by losses in commodities, equity indexes, and fixed income. The alpha strategies saw sufficient gains from equities to overcome losses in commodities, currencies, and fixed income. Overall, currencies and equities contributed positively to the Fund’s total return while commodities and fixed income detracted.

How did the Fund use derivatives during the Reporting Period?

The Fund’s performance is primarily derived from the trading of liquid futures. Futures are used to express investment views and hedge exposures across a wide range of global markets, including commodities, currencies, fixed income, and stock indexes. Positions held may be long or short depending on the investment view and/or nature of the hedge. The use of futures also enables the ready use of leverage, which actively facilitates portfolio diversification and risk management.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

How was the Fund positioned at the end of the Reporting Period?

At the end of 2023, the Fund was net long equities, short bond yields (long bond futures), short commodities, and short the U.S. dollar. The Fund’s gross leverage was approximately 310%, with 55% of its expected risk in equities, 27% in currencies, 11% in commodities, and 7% in fixed income. The Fund’s net leverage was approximately 175%.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

Largest Holdings	% of Total Net Assets
Guggenheim Variable Insurance Strategy Fund III	22.7%
Guggenheim Strategy Fund III	15.1%
Guggenheim Strategy Fund II	0.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.5%
Total	39.1%

The Fund invests principally in derivative investments such as futures contracts. “Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	3.80%	5.28%	1.87%
ICE BofA 3-Month U.S. Treasury Bill Index	5.05%	1.89%	1.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2023
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 39.1%
Guggenheim Variable Insurance Strategy Fund III[1]	134,486	$3,298,932
Guggenheim Strategy Fund III[1]	89,107	2,187,574
Guggenheim Strategy Fund II1	4,552	111,528
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,274	71,646
Total Mutual Funds
(Cost $5,738,109)		5,669,680

	Face Amount
U.S. TREASURY BILLS†† - 14.5%
U.S. Treasury Bills
5.17% due 01/09/24[2,3]	$2,100,000	2,097,859
Total U.S. Treasury Bills
(Cost $2,097,543)		2,097,859

REPURCHASE AGREEMENTS††,4 - 44.9%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	3,605,433	3,605,433
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	2,905,569	2,905,569
Total Repurchase Agreements
(Cost $6,511,002)		6,511,002

Total Investments - 98.5%
(Cost $14,346,654)		$14,278,541
Other Assets & Liabilities, net - 1.5%		220,377
Total Net Assets - 100.0%		$14,498,918

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Mexican Peso Futures Contracts	35	Mar 2024	$1,018,325	$28,710
Canadian Dollar Futures Contracts	27	Mar 2024	2,040,120	26,958
New Zealand Dollar Futures Contracts	16	Mar 2024	1,011,840	21,805
Euro FX Futures Contracts	20	Mar 2024	2,768,750	20,118
British Pound Futures Contracts	26	Mar 2024	2,072,200	13,188
Australian Dollar Futures Contracts	22	Mar 2024	1,502,930	9,083
Japanese Yen Futures Contracts	6	Mar 2024	538,350	4,698
			$10,952,515	$124,560
Equity Futures Contracts Purchased†
S&P/TSX 60 IX Index Futures Contracts	6	Mar 2024	$1,151,468	$37,999
NASDAQ-100 Index Mini Futures Contracts	4	Mar 2024	1,361,540	31,207
FTSE Taiwan Index Futures Contracts	14	Jan 2024	867,300	13,375
MSCI EAFE Index Futures Contracts	3	Mar 2024	337,860	7,304
Russell 2000 Index Mini Futures Contracts	7	Mar 2024	716,450	6,996
Dow Jones Industrial Average Index Mini Futures Contracts	3	Mar 2024	570,045	5,229
S&P 500 Index Mini Futures Contracts	4	Mar 2024	963,800	4,407
SPI 200 Index Futures Contracts††	2	Mar 2024	257,400	2,882
CAC 40 10 Euro Index Futures Contracts	7	Jan 2024	585,446	2,840
Euro STOXX 50 Index Futures Contracts	4	Mar 2024	201,502	836
OMX Stockholm 30 Index Futures Contracts††	1	Jan 2024	23,900	245
CBOE Volatility Index Futures Contracts	17	May 2024	295,800	(177)
FTSE 100 Index Futures Contracts††	11	Mar 2024	1,082,475	(337)
CBOE Volatility Index Futures Contracts	23	Jun 2024	408,250	(612)
IBEX 35 Index Futures Contracts††	5	Jan 2024	557,678	(1,950)
Tokyo Stock Price Index Futures Contracts	4	Mar 2024	668,875	(4,990)
S&P MidCap 400 Index Mini Futures Contracts	3	Mar 2024	842,430	(6,570)
			$10,892,219	$98,684

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	4	Feb 2024	$829,160	$30,618
Cocoa Futures Contracts	15	Mar 2024	630,000	22,044
Natural Gas Futures Contracts	7	Feb 2024	162,610	8,522
Live Cattle Futures Contracts	8	Jun 2024	543,840	5,641
NY Harbor ULSD Futures Contracts	3	Mar 2024	311,321	3,255
Platinum Futures Contracts	2	Apr 2024	100,590	1,813
Cotton #2 Futures Contracts	2	Mar 2024	80,950	565
Lean Hogs Futures Contracts	3	Feb 2024	81,930	347
Low Sulphur Gas Oil Futures Contracts	3	Feb 2024	222,450	(222)
Soybean Futures Contracts	4	Mar 2024	259,500	(1,766)
Gasoline RBOB Futures Contracts	5	Jan 2024	442,932	(2,223)
Soybean Meal Futures Contracts	4	Mar 2024	154,440	(2,583)
Coffee ‘C’ Futures Contracts	2	May 2024	139,725	(6,794)
Coffee ‘C’ Futures Contracts	3	Mar 2024	211,725	(6,827)
Corn Futures Contracts	34	Mar 2024	800,275	(7,647)
			$4,971,448	$44,743
Interest Rate Futures Contracts Purchased†
Euro - Schatz Futures Contracts	36	Mar 2024	$4,235,247	$16,538
Euro - BTP Italian Government Bond Futures Contracts††	4	Mar 2024	526,678	15,391
Euro - OATS Futures Contracts	3	Mar 2024	435,358	3,883
Australian Government 10 Year Bond Futures Contracts	4	Mar 2024	317,710	1,406
Euro - Bobl Futures Contracts	1	Mar 2024	131,703	(35)
Euro - Bund Futures Contracts	4	Mar 2024	605,875	(658)
Euro - 30 year Bond Futures Contracts	1	Mar 2024	155,808	(2,618)
			$6,408,379	$33,907
Commodity Futures Contracts Sold Short†
ICE Endex Dutch TTF Natural Gas Futures Contracts	15	Feb 2024	$395,601	$46,144
Red Spring Wheat Futures Contracts	12	Mar 2024	433,950	14,763
Gasoline RBOB Futures Contracts	3	Mar 2024	291,879	11,610
Live Cattle Futures Contracts	7	Apr 2024	482,020	8,732
Live Cattle Futures Contracts	2	Feb 2024	134,820	7,404
Coffee ‘C’ Futures Contracts	2	Jul 2024	139,837	6,694
Silver Futures Contracts	3	Mar 2024	360,525	6,370
Hard Red Winter Wheat Futures Contracts	8	Mar 2024	257,500	3,271
Sugar #11 Futures Contracts	1	Feb 2024	22,949	2,250
Natural Gas Futures Contracts	23	Jan 2024	576,840	2,006
Soybean Oil Futures Contracts	12	Mar 2024	346,680	1,206
Natural Gas Futures Contracts	7	Mar 2024	161,210	547
WTI Crude Futures Contracts	1	Feb 2024	71,380	257
LME Primary Aluminum Futures Contracts	2	Feb 2024	118,450	156
Copper Futures Contracts	5	Mar 2024	486,562	(43)
LME Lead Futures Contracts	2	Feb 2024	103,117	(1,019)
Brent Crude Futures Contracts	1	Jan 2024	77,080	(2,571)
Wheat Futures Contracts	27	Mar 2024	848,813	(3,731)
Cattle Feeder Futures Contracts	2	Mar 2024	223,125	(5,661)
Palladium Futures Contracts	1	Mar 2024	110,450	(6,243)
LME Nickel Futures Contracts	5	Feb 2024	495,615	(9,966)
LME Zinc Futures Contracts	11	Feb 2024	731,308	(53,628)
			$6,869,711	$28,548
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	22	Jan 2024	$310,200	$15,951
FTSE/JSE TOP 40 Index Futures Contracts††	11	Mar 2024	425,238	(4,333)
			$735,438	$11,618

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (Concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	5	Mar 2024	$543,437	$(919)
U.S. Treasury 2 Year Note Futures Contracts	20	Mar 2024	4,117,656	(2,226)
Australian Government 3 Year Bond Futures Contracts	27	Mar 2024	1,967,853	(14,352)
Canadian Government 10 Year Bond Futures Contracts	13	Mar 2024	1,218,373	(21,804)
Long Gilt Futures Contracts††	7	Mar 2024	918,270	(35,856)
			$8,765,589	$(75,157)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,669,680	$—	$—	$5,669,680
U.S. Treasury Bills	—	2,097,859	—	2,097,859
Repurchase Agreements	—	6,511,002	—	6,511,002
Commodity Futures Contracts**	184,215	—	—	184,215
Equity Futures Contracts**	126,144	3,127	—	129,271
Currency Futures Contracts**	124,560	—	—	124,560
Interest Rate Futures Contracts**	21,827	15,391	—	37,218
Total Assets	$6,126,426	$8,627,379	$—	$14,753,805

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
GLOBAL MANAGED FUTURES STRATEGY FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$110,924	$—	$—	$110,924
Interest Rate Futures Contracts**	42,612	35,856	—	78,468
Equity Futures Contracts**	12,349	6,620	—	18,969
Total Liabilities	$165,885	$42,476	$—	$208,361

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$109,435	$—	$—	$—	$2,093	$111,528	4,552	$5,967
Guggenheim Strategy Fund III	2,143,912	—	—	—	43,662	2,187,574	89,107	115,452
Guggenheim Ultra Short Duration Fund — Institutional Class	70,118	—	—	—	1,528	71,646	7,274	3,794
Guggenheim Variable Insurance Strategy Fund III	3,237,068	—	—	—	61,864	3,298,932	134,486	173,577
	$5,560,533	$—	$—	$—	$109,147	$5,669,680		$298,790

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $2,097,543)	$2,097,859
Investments in affiliated issuers, at value (cost $5,738,109)	5,669,680
Repurchase agreements, at value (cost $6,511,002)	6,511,002
Segregated cash with broker	397,801
Receivables:
Dividends	25,530
Interest	2,897
Fund shares sold	1,764
Other assets	1,609
Total assets	14,708,142

Liabilities:
Overdraft due to custodian bank	2,657
Payable for:
Variation margin on futures contracts	106,257
Fund shares redeemed	34,877
Management fees	11,110
Transfer agent fees	6,583
Investor service fees	3,121
Portfolio accounting and administration fees	1,935
Trustees’ fees*	188
Miscellaneous	42,496
Total liabilities	209,224
Net assets	$14,498,918

Net assets consist of:
Paid in capital	$15,432,900
Total distributable earnings (loss)	(933,982)
Net assets	$14,498,918
Capital shares outstanding	844,535
Net asset value per share	$17.17

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$298,790
Interest	576,204
Total investment income	874,994

Expenses:
Management fees	179,974
Investor service fees	43,063
Transfer agent fees	62,309
Professional fees	40,371
Portfolio accounting and administration fees	26,699
Trustees’ fees*	3,379
Custodian fees	2,630
Miscellaneous	10,787
Total expenses	369,212
Less:
Expenses waived by Adviser	(25,434)
Net expenses	343,778
Net investment income	531,216

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	90
Futures contracts	387,760
Foreign currency transactions	(11,753)
Net realized gain	376,097
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(381)
Investments in affiliated issuers	109,147
Futures contracts	(460,863)
Foreign currency translations	(288)
Net change in unrealized appreciation (depreciation)	(352,385)
Net realized and unrealized gain	23,712
Net increase in net assets resulting from operations	$554,928

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$531,216	$65,110
Net realized gain on investments	376,097	19,298
Net change in unrealized appreciation (depreciation) on investments	(352,385)	553,395
Net increase in net assets resulting from operations	554,928	637,803

Distributions to shareholders	(996,811)	(577,535)

Capital share transactions:
Proceeds from sale of shares	7,635,530	28,635,105
Distributions reinvested	996,811	577,535
Cost of shares redeemed	(14,732,753)	(18,902,324)
Net increase (decrease) from capital share transactions	(6,100,412)	10,310,316
Net increase (decrease) in net assets	(6,542,295)	10,370,584

Net assets:
Beginning of year	21,041,213	10,670,629
End of year	$14,498,918	$21,041,213

Capital share activity:
Shares sold	433,575	1,564,274
Shares issued from reinvestment of distributions	58,498	32,428
Shares redeemed	(844,203)	(1,057,017)
Net increase (decrease) in shares	(352,130)	539,685

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$17.58	$16.24	$16.32	$16.64	$15.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.06	(.15)	(.09)	.14
Net gain (loss) on investments (realized and unrealized)	.11	1.80	.29	.51	1.15
Total from investment operations	.65	1.86	.14	.42	1.29
Less distributions from:
Net investment income	(.65)	(.43)	—	(.65)	(.15)
Net realized gains	(.41)	(.09)	(.22)	(.09)	—
Total distributions	(1.06)	(.52)	(.22)	(.74)	(.15)
Net asset value, end of period	$17.17	$17.58	$16.24	$16.32	$16.64

Total Return[b]	3.80%	11.28%	0.82%	2.60%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,499	$21,041	$10,671	$13,593	$14,282
Ratios to average net assets:
Net investment income (loss)	3.08%	0.36%	(0.87%)	(0.55%)	0.82%
Total expenses[c]	2.14%	1.96%	1.81%	1.80%	1.81%
Net expenses[d]	2.00%	1.85%	1.69%	1.72%	1.74%
Portfolio turnover rate	—	—	2%	2%	13%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

For the Reporting Period, Guggenheim Multi-Hedge Strategies Fund returned 4.37%, outperforming the HFRX Global Hedge Fund Index, the Fund’s benchmark, which returned 3.10%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

In 2023, the Federal Reserve (the “Fed”) announced four quarter point rate increases with the final increase in July raising the target upper bound lending rate to 5.50%. Higher lending rates helped to rein in inflation, yet we remain above the Fed’s 2% inflation target. Geopolitical tensions increased as the Ukraine/Russia war continued without any end in the foreseeable future, and the Israel/Hamas war began. Still, the markets proved resilient; with a strong labor market and growing hopes of future Fed rate cuts, we saw rebounds in both stocks and bonds in 2023. Large-cap growth equities (primarily in the Information Technology and Communication Services sectors) helped drive the market higher.

The S&P 500 Index ended the year up 26.29% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%. Alternatives in general also saw a rebound in 2023. The HFRX Global Hedge Fund Index was up 3.10% while the mutual-fund-focused Wilshire Focused Liquid Alternative Index was up 4.42%. The Fund’s return of 4.37% for the reporting period was in line with the majority of its peers.

By providing exposure to a collection of uncorrelated alternative strategies, the Fund generally mitigates the impact of macroeconomic and market fluctuations. Even in such a volatile year as 2023, the Fund had just a 34% correlation to equities, -23% correlation to bonds, and an annualized standard deviation of only 5.5% in 2023.

Standard deviation is a measure of risk, a statistic of the historical volatility of an investment. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

At the highest classification level, all our strategies were positive contributors with Merger Arbitrage leading the way. Long/Short Equity, Global Macro, and Market Neutral were also positive contributors. Within Global Macro, the Flow and Carry strategies were by far the strongest drivers of returns while the Momentum and Value strategies had a down year. Within Market Neutral, Closed-End Fund Arbitrage was a small positive contributor while Market Neutral Real Estate was a small detractor.

How did the Fund use derivatives during the Reporting Period?

Our equity-based strategies, primarily Long/Short Equity and Market Neutral, use total return swaps to gain exposure to both long and short positions. Our Global Macro strategies use exchange traded futures contracts covering a wide variety of equity indexes, fixed income, commodities, and currencies. In aggregate, while largely hedged, the derivatives had a net long exposure. The net performance impact of these derivatives was positive this fiscal year as the overall market had a large positive return.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (Continued)	December 31, 2023

How was the Fund positioned at the end of the Reporting Period?

As of the end of the Reporting Period, the Fund was long 271% and short 186%. This provides the Fund with a net exposure of 85% and a gross exposure of 457%. By providing exposure to a wide variety of uncorrelated alternative strategies, we expect the Fund will generally mitigate the impact of macroeconomic and market fluctuations while seeking capital appreciation with low correlations to both equity and bond markets.

Performance displayed represents past performance which is no guarantee of future results.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	5.7%
Guggenheim Variable Insurance Strategy Fund III	5.0%
Guggenheim Strategy Fund II	3.8%
Capri Holdings Ltd.	3.4%
Splunk, Inc.	3.2%
Sovos Brands, Inc.	2.9%
Textainer Group Holdings Ltd.	2.6%
Olink Holding AB ADR	2.3%
SP Plus Corp.	2.1%
Chico’s FAS, Inc.	1.8%
Top Ten Total	32.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	4.37%	4.21%	2.52%
S&P 500 Index	26.29%	15.69%	12.03%
HFRX Global Hedge Fund Index	3.10%	3.46%	1.41%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

40 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 43.1%

Consumer, Non-cyclical - 13.6%
Textainer Group Holdings Ltd.	22,898	$1,126,594
Olink Holding AB ADR*,1	39,817	1,001,398
SP Plus Corp.*	17,793	911,891
Amedisys, Inc.*,1	7,418	705,155
Mirati Therapeutics, Inc.*	10,574	621,222
ImmunoGen, Inc.*,1	20,567	609,812
Cerevel Therapeutics Holdings, Inc.*	10,189	432,014
Karuna Therapeutics, Inc.*	1,163	368,101
Total Consumer, Non-cyclical		5,776,187

Consumer, Cyclical - 11.1%
Capri Holdings Ltd.*,1	28,602	1,437,552
Sovos Brands, Inc.*,1	55,530	1,223,326
Chico’s FAS, Inc.*	101,425	768,801
Bluegreen Vacations Holding Corp.[2]	6,791	510,140
NEOGAMES S.A.*	9,666	276,738
iRobot Corp.*,1	4,981	192,765
Spirit Airlines, Inc.[1]	10,305	168,899
Hawaiian Holdings, Inc.*	10,628	150,917
Total Consumer, Cyclical		4,729,138

Financial - 7.4%
National Western Life Group, Inc. — Class A1	1,459	704,726
Spirit Realty Capital, Inc. REIT	13,036	569,543
Physicians Realty Trust REIT	40,928	544,752
RPT Realty REIT	41,415	531,354
Cambridge Bancorp	7,632	529,661
Lakeland Bancorp, Inc.	19,007	281,113
Total Financial		3,161,149

Technology - 5.5%
Splunk, Inc.*,1	8,952	1,363,837
EngageSmart, Inc.*	24,628	563,981
Alteryx, Inc. — Class A*	8,549	403,171
Total Technology		2,330,989

Energy - 2.8%
Pioneer Natural Resources Co.[1]	2,668	599,980
Hess Corp.	4,023	579,956
Total Energy		1,179,936

Communications - 2.2%
DISH Network Corp. — Class A*	84,518	487,669
Rover Group, Inc.*	41,326	449,627
Total Communications		937,296

Utilities - 0.5%
PNM Resources, Inc.	5,374	223,559

Total Common Stocks
(Cost $17,758,399)		18,338,254

RIGHTS††† - 0.0%

Consumer, Non-cyclical - 0.0%
Alexion Pharmaceuticals, Inc.*	32,749	—
Johnson & Johnson*	1,553	—
Novartis AG*	4,974	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $1,940)		—

MUTUAL FUNDS† - 15.8%
Guggenheim Strategy Fund III[3]	99,249	2,436,560
Guggenheim Variable Insurance Strategy Fund III[3]	86,555	2,123,195
Guggenheim Strategy Fund II3	67,185	1,646,028
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	54,685	538,646
Total Mutual Funds
(Cost $6,865,317)		6,744,429

CLOSED-END MUTUAL FUNDS† - 7.6%
abrdn Life Sciences Investors	7,053	94,933
abrdn Healthcare Investors	5,652	93,654
BNY Mellon Strategic Municipal Bond Fund, Inc.	15,766	90,024
Gabelli Dividend & Income Trust	4,150	89,806
DWS Municipal Income Trust	10,089	89,691
Pioneer Municipal High Income Fund Trust	10,341	89,243
abrdn Healthcare Opportunities Fund	4,908	88,884
SRH Total Return Fund, Inc.	6,280	87,104
General American Investors Company, Inc.	2,012	86,415
Neuberger Berman Municipal Fund, Inc.[2]	8,270	85,595
Nuveen Pennsylvania Quality Municipal Income Fund	6,753	78,200
BNY Mellon Strategic Municipals, Inc.	12,680	74,305
Clough Global Equity Fund	10,399	61,614
AllianceBernstein National Municipal Income Fund, Inc.	5,562	60,292
Duff & Phelps Utility and Infrastructure Fund, Inc.	6,385	58,550
Gabelli Healthcare & WellnessRx Trust	6,255	58,359
Nuveen New Jersey Quality Municipal Income Fund	4,931	58,087
BlackRock MuniHoldings Quality Fund II, Inc.	4,765	47,745
abrdn National Municipal Income Fund[2]	4,220	43,088
Invesco Dynamic Credit Opportunities Fund	3,625	42,454
Invesco California Value Municipal Income Trust	4,167	40,837
Mexico Fund, Inc.	2,140	40,831
Nuveen California Quality Municipal Income Fund	3,532	39,170
Western Asset Managed Municipals Fund, Inc.	3,848	39,134
BlackRock MuniHoldings Fund, Inc.	2,957	35,218
Virtus Total Return Fund, Inc.	6,341	34,939

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock MuniYield Michigan Quality Fund, Inc.	2,414	$27,423
BlackRock Municipal Income Trust	2,674	26,927
Invesco Trust for Investment Grade Municipals	2,633	26,040
BlackRock Municipal Income Trust II	2,369	25,301
Invesco Trust for Investment Grade New York Municipals	2,368	24,651
Ellsworth Growth and Income Fund Ltd.	2,599	21,004
BlackRock MuniHoldings California Quality Fund, Inc.	1,862	20,724
Nuveen AMT-Free Municipal Credit Income Fund	1,717	20,295
Swiss Helvetia Fund, Inc.	2,447	20,065
First Trust Specialty Finance and Financial Opportunities Fund	4,912	17,585
Herzfeld Caribbean Basin Fund, Inc.	6,000	16,679
Nuveen Arizona Quality Municipal Income Fund	1,462	15,658
Nuveen Massachusetts Quality Municipal Income Fund	1,474	15,492
BNY Mellon Municipal Income, Inc.	2,112	13,728
Tortoise Power and Energy Infrastructure Fund, Inc.	904	12,669
Gabelli Global Small and Mid Capital Value Trust	972	11,402
CBRE Global Real Estate Income Fund	2,031	11,028
Cohen & Steers Quality Income Realty Fund, Inc.[2]	864	10,575
abrdn Japan Equity Fund, Inc.	1,841	10,567
BlackRock MuniYield Quality Fund III, Inc.	891	10,371
Nuveen Quality Municipal Income Fund	897	10,271
Nuveen Floating Rate Income Fund	1,244	10,226
Nuveen AMT-Free Quality Municipal Income Fund	927	10,197
Nuveen Municipal Credit Income Fund	860	10,164
Nuveen Municipal High Income Opportunity Fund	1,020	10,078
BlackRock MuniYield Quality Fund, Inc.[2]	826	10,069
Nuveen Municipal Value Fund, Inc.	1,167	10,036
Eaton Vance Tax-Advantaged Dividend Income Fund	451	10,035
BlackRock Municipal 2030 Target Term Trust	480	9,984
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	1,293	9,982
GAMCO Natural Resources Gold & Income Trust	1,907	9,802
Nuveen Credit Strategies Income Fund	1,841	9,610
New Germany Fund, Inc.	1,096	9,579
BlackRock Municipal Income Fund, Inc.	811	9,440
Nuveen New York AMT-Free Quality Municipal Income Fund	866	9,119
Invesco Municipal Opportunity Trust	928	8,918
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	1,129	8,772
PIMCO Municipal Income Fund II	1,056	8,765
Eaton Vance Municipal Bond Fund	860	8,712
Nuveen S&P 500 Buy-Write Income Fund	659	8,455
Invesco Municipal Trust	886	8,444
Virtus Convertible & Income Fund II	2,830	8,433
Virtus Convertible & Income Fund	2,466	8,310
abrdn Emerging Markets Equity Income Fund, Inc.	1,626	8,309
Blackstone Strategic Credit Fund	733	8,297
Western Asset Inflation-Linked Opportunities & Income Fund	957	8,297
Flaherty & Crumrine Preferred and Income Securities Fund, Inc.	594	8,257
Eaton Vance Tax-Advantaged Global Dividend Income Fund	482	8,242
John Hancock Tax-Advantaged Dividend Income Fund	417	7,911
Western Asset Emerging Markets Debt Fund, Inc.	849	7,819
Invesco Quality Municipal Income Trust	820	7,798
Invesco Value Municipal Income Trust	664	7,789
Nuveen California AMT-Free Quality Municipal Income Fund	667	7,697
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	673	7,679
PGIM Global High Yield Fund, Inc.	667	7,577
Allspring Income Opportunities	1,134	7,394
John Hancock Premium Dividend Fund	693	7,380
PGIM High Yield Bond Fund, Inc.	597	7,355
BlackRock MuniYield New York Quality Fund, Inc.	711	7,345
Neuberger Berman High Yield Strategies Fund, Inc.	936	7,226
Nuveen Dow 30sm Dynamic Overwrite Fund	515	7,210
Apollo Senior Floating Rate Fund, Inc.	543	7,195
BlackRock California Municipal Income Trust[2]	597	7,182
Putnam Municipal Opportunities Trust	702	7,181
Nuveen California Municipal Value Fund, Inc.	800	7,168
Nuveen New York Quality Municipal Income Fund	647	7,143
Invesco Advantage Municipal Income Trust II	844	7,132
BlackRock MuniVest Fund, Inc.	1,001	7,127
Liberty All Star Growth Fund, Inc.	1,340	7,075
Putnam Managed Municipal Income Trust	1,155	7,022
Nuveen Real Estate Income Fund	894	6,991
Nuveen Real Asset Income and Growth Fund	593	6,950
Western Asset High Income Opportunity Fund, Inc.	1,794	6,925
PIMCO California Municipal Income Fund	743	6,925
John Hancock Tax-Advantaged Global Shareholder Yield Fund	1,351	6,904
RiverNorth Opportunities Fund, Inc.	628	6,902
Nuveen Global High Income Fund	564	6,881

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
PIMCO California Municipal Income Fund II	1,184	$6,867
Eaton Vance California Municipal Bond Fund	743	6,798
Eaton Vance Risk-Managed Diversified Equity Income Fund	862	6,758
MFS Charter Income Trust	1,045	6,751
MFS Intermediate Income Trust	2,518	6,748
Nuveen S&P 500 Dynamic Overwrite Fund	446	6,708
BlackRock New York Municipal Income Trust	637	6,708
BlackRock MuniHoldings New York Quality Fund, Inc.	631	6,632
Nuveen Virginia Quality Municipal Income Fund	612	6,597
LMP Capital and Income Fund, Inc.	469	6,571
Neuberger Berman Real Estate Securities Income Fund, Inc.	2,058	6,565
MFS Municipal Income Trust	1,264	6,535
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	276	6,525
Eaton Vance Tax-Managed Buy-Write Income Fund	499	6,477
Blackstone Long-Short Credit Income Fund	562	6,435
Invesco Pennsylvania Value Municipal Income Trust	643	6,430
Flaherty & Crumrine Total Return Fund, Inc.	439	6,387
Federated Hermes Premier Municipal Income Fund	577	6,341
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	756	6,316
Western Asset Municipal High Income Fund, Inc.	983	6,311
Eaton Vance New York Municipal Bond Fund	653	6,301
Nuveen New York Municipal Value Fund	759	6,285
Allspring Global Dividend Opportunity Fund	1,447	6,280
PIMCO New York Municipal Income Fund II	824	6,254
Allspring Multi-Sector Income Fund	662	6,249
MFS High Yield Municipal Trust	1,886	6,243
Royce Micro-Capital Trust, Inc.	675	6,239
BlackRock MuniYield Pennsylvania Quality Fund	536	6,234
Royce Value Trust, Inc.	428	6,226
MFS Multimarket Income Trust	1,367	6,220
MFS High Income Municipal Trust	1,752	6,220
Nuveen Municipal Income Fund, Inc.	676	6,219
DTF Tax-Free Income 2028 Term Fund, Inc.	578	6,213
DWS Strategic Municipal Income Trust	717	6,202
Western Asset Inflation-Linked Income Fund	763	6,196
MFS Investment Grade Municipal Trust	818	6,192
Nuveen California Select Tax-Free Income Portfolio	484	6,190
John Hancock Hedged Equity & Income Fund	615	6,181
Flaherty & Crumrine Preferred & Income Fund, Inc.	624	6,165
Eaton Vance Municipal Income 2028 Term Trust	355	6,156
Source Capital, Inc.	152	6,137
Cohen & Steers REIT and Preferred and Income Fund, Inc.	303	6,108
Franklin Universal Trust	916	6,091
Flaherty & Crumrine Preferred and Income Opportunity Fund, Inc.	765	6,089
Miller/Howard High Dividend Fund	573	6,080
BlackRock Corporate High Yield Fund, Inc.	644	6,073
Western Asset Investment Grade Income Fund, Inc.	503	6,056
John Hancock Investors Trust	468	6,056
Nuveen Select Maturities Municipal Fund	686	6,051
BlackRock Utilities Infrastructure & Power Opportunities Trust	277	6,044
Nuveen New York Select Tax-Free Income Portfolio	514	6,040
John Hancock Income Securities Trust	554	6,028
abrdn Australia Equity Fund, Inc.	1,391	6,023
Western Asset Intermediate Muni Fund, Inc.	782	6,021
Invesco High Income Trust II	579	6,016
Bancroft Fund Ltd.	376	6,008
abrdn Global Premier Properties Fund	1,544	5,991
BlackRock Long-Term Municipal Advantage Trust	585	5,985
MFS Government Markets Income Trust	1,880	5,978
Morgan Stanley Emerging Markets Debt Fund, Inc.	860	5,977
Nuveen Minnesota Quality Municipal Income Fund	544	5,973
First Trust High Income Long/Short Fund	494	5,972
Voya Emerging Markets High Dividend Equity Fund	1,128	5,967
Western Asset Global Corporate Defined Opportunity Fund, Inc.	467	5,964
Principal Real Estate Income Fund	631	5,963
Allspring Utilities and High Income Fund	647	5,959
Pioneer Municipal High Income Advantage Fund, Inc.	741	5,943
BlackRock Floating Rate Income Strategies Fund, Inc.	468	5,925
Gabelli Convertible and Income Securities Fund, Inc.	1,643	5,915
Lazard Global Total Return and Income Fund, Inc.	386	5,914
Sprott Focus Trust, Inc.	739	5,912
Templeton Emerging Markets Fund/United States	506	5,910
BlackRock Health Sciences Trust	146	5,907
Insight Select Income Fund	369	5,893
MFS Intermediate High Income Fund	3,426	5,893

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
PIMCO California Municipal Income Fund III	798	$5,881
Adams Diversified Equity Fund, Inc.	331	5,862
Credit Suisse High Yield Bond Fund	2,957	5,855
Eaton Vance California Municipal Income Trust	566	5,852
BlackRock MuniYield Quality Fund II, Inc.	565	5,848
BlackRock Taxable Municipal Bond Trust	359	5,837
BlackRock Municipal Income Quality Trust	520	5,829
Tri-Continental Corp.	202	5,824
Voya Asia Pacific High Dividend Equity Income Fund	964	5,794
First Trust Senior Floating Rate Income Fund II	574	5,792
First Trust Intermediate Duration Preferred & Income Fund[2]	355	5,790
abrdn Total Dynamic Dividend Fund	718	5,787
Eaton Vance Municipal Income Trust	589	5,784
abrdn Global Dynamic Dividend Fund	618	5,772
Eaton Vance Senior Floating-Rate Trust	455	5,760
Gabelli Global Utility & Income Trust	437	5,760
Pioneer Diversified High Income Fund, Inc.	536	5,751
BlackRock Enhanced International Dividend Trust	1,091	5,750
BNY Mellon High Yield Strategies Fund	2,508	5,743
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	727	5,721
Eaton Vance Floating-Rate Income Trust	455	5,710
Pioneer High Income Fund, Inc.	796	5,691
Voya Global Advantage and Premium Opportunity Fund	666	5,674
PIMCO Municipal Income Fund III	763	5,639
BlackRock Enhanced Global Dividend Trust	568	5,635
Royce Global Value Trust, Inc.	575	5,606
BlackRock Resources & Commodities Strategy Trust	631	5,603
BlackRock Enhanced Equity Dividend Trust	720	5,537
TCW Strategic Income Fund, Inc.	1,201	5,513
BlackRock Virginia Municipal Bond Trust	463	5,026
Nuveen Multi-Market Income Fund	770	4,551
European Equity Fund, Inc.	522	4,510
Nuveen Preferred & Income Opportunities Fund	648	4,381
Cohen & Steers Infrastructure Fund, Inc.	204	4,333
Liberty All-Star Equity Fund	675	4,306
Nuveen Missouri Quality Municipal Income Fund	383	3,843
Nuveen NASDAQ 100 Dynamic Overwrite Fund	161	3,727
Eaton Vance Tax-Managed Diversified Equity Income Fund	264	3,218
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	243	2,996
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	142	2,617
Highland Opportunities and Income Fund	330	2,538
MainStay MacKay DefinedTerm Municipal Opportunities Fund	136	2,210
KKR Income Opportunities Fund	145	1,823
Eaton Vance Enhanced Equity Income Fund II	93	1,741
First Trust Mortgage Income Fund	142	1,721
Ares Dynamic Credit Allocation Fund, Inc.	108	1,485
Saba Capital Income & Opportunities Fund II	380	1,440
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	76	1,349
Neuberger Berman Energy Infrastructure and Income Fund, Inc.	177	1,218
Nuveen Multi-Asset Income Fund	98	1,205
NXG Cushing Midstream Energy Fund	35	1,186
Eaton Vance Enhanced Equity Income Fund	68	1,127
Clough Global Opportunities Fund	226	1,062
Saba Capital Income & Opportunities Fund	135	1,041
Franklin Limited Duration Income Trust	158	983
Templeton Emerging Markets Income Fund	191	974
Barings Global Short Duration High Yield Fund	67	901
Putnam Premier Income Trust	193	689
New America High Income Fund, Inc.	94	662
Highland Global Allocation Fund	77	605
Invesco Bond Fund	35	532
Western Asset Mortgage Opportunity Fund, Inc.	45	503
Special Opportunities Fund, Inc.	39	463
Eaton Vance Short Duration Diversified Income Fund	37	384
High Income Securities Fund	58	372
Clough Global Dividend and Income Fund	59	304
PIMCO New York Municipal Income Fund	36	283
Western Asset Premier Bond Fund	23	248
Putnam Master Intermediate Income Trust	70	223
First Trust Enhanced Equity Income Fund	12	219
MFS Special Value Trust	20	82
Nuveen Intermediate Duration Municipal Term Fund Liquidating Trust	403	—
Total Closed-End Mutual Funds
(Cost $2,978,882)		3,241,510

	Face Amount
U.S. TREASURY BILLS†† - 21.8%
U.S. Treasury Bills
5.18% due 02/13/24[1,4]	$4,700,000	4,671,056
5.17% due 01/09/24[4,5]	4,625,000	4,620,284
Total U.S. Treasury Bills
(Cost $9,290,018)		9,291,340

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
REPURCHASE AGREEMENTS††,6 - 8.3%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	1,966,526	$1,966,526
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	1,584,797	1,584,797
Total Repurchase Agreements
(Cost $3,551,323)		3,551,323

SECURITIES LENDING COLLATERAL†,7 - 1.0%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[8]	440,588	440,588
Total Securities Lending Collateral
(Cost $440,588)		440,588

Total Investments - 97.6%
(Cost $40,886,467)		41,607,444

COMMON STOCKS SOLD SHORT† - (9.9)%

Communications - (1.2)%
EchoStar Corp. — Class A*	29,655	(491,384)

Energy - (2.9)%
Chevron Corp.	4,124	(615,136)
Exxon Mobil Corp.	6,199	(619,776)
Total Energy		(1,234,912)

Financial - (5.8)%
Provident Financial Services, Inc.	15,812	(285,090)
Kimco Realty Corp.	25,052	(533,858)
Eastern Bankshares, Inc.	37,824	(537,101)
Healthpeak Properties, Inc.	27,585	(546,183)
Realty Income Corp.	9,933	(570,353)
Total Financial		(2,472,585)

Total Common Stocks Sold Short
(Proceeds $3,652,640)		(4,198,881)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (7.6)%
iShares MBS ETF	27	(2,540)
iShares Agency Bond ETF	30	(3,253)
iShares Mortgage Real Estate ETF	141	(3,326)
Materials Select Sector SPDR Fund	44	(3,764)
VanEck Gold Miners ETF	128	(3,969)
iShares MSCI All Country Asia ex Japan ETF	61	(4,061)
Energy Select Sector SPDR Fund	52	(4,360)
Financial Select Sector SPDR Fund	157	(5,903)
SPDR Gold Shares — Class D	34	(6,500)
iShares 7-10 Year Treasury Bond ETF	86	(8,289)
iShares JP Morgan USD Emerging Markets Bond ETF	117	(10,420)
iShares TIPS Bond ETF	103	(11,072)
iShares MSCI Emerging Markets ETF	345	(13,873)
iShares Latin America 40 ETF	487	(14,152)
iShares Core High Dividend ETF	185	(18,868)
iShares Floating Rate Bond ETF	537	(27,183)
iShares Preferred & Income Securities ETF	942	(29,381)
iShares iBoxx $ Investment Grade Corporate Bond ETF	313	(34,637)
iShares U.S. Real Estate ETF	394	(36,016)
iShares Russell 1000 Growth ETF	124	(37,593)
Schwab U.S. Aggregate Bond ETF	834	(38,881)
SPDR Bloomberg Convertible Securities ETF	616	(44,444)
Utilities Select Sector SPDR Fund	985	(62,380)
SPDR S&P Biotech ETF	818	(73,039)
Invesco Senior Loan ETF	3,629	(76,862)
iShares Russell 2000 Index ETF	543	(108,985)
SPDR S&P 500 ETF Trust	419	(199,155)
iShares MSCI EAFE ETF	2,688	(202,541)
iShares Russell 1000 Value ETF	1,226	(202,596)
Health Care Select Sector SPDR Fund	1,586	(216,299)
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	9,220	(233,266)
VanEck High Yield Muni ETF	4,705	(242,919)
iShares National Muni Bond ETF	2,570	(278,614)
SPDR Nuveen Bloomberg Municipal Bond ETF	8,994	(422,718)
iShares iBoxx High Yield Corporate Bond ETF	7,448	(576,401)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,289,033)		(3,258,260)

Total Securities Sold Short - (17.5)%
(Proceeds $6,941,673)		$(7,457,141)
Other Assets & Liabilities, net - 19.9%		8,488,616
Total Net Assets - 100.0%		$42,638,919

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Euro - BTP Italian Government Bond Futures Contracts††	26	Mar 2024	$3,423,410	$119,196
U.S. Treasury 10 Year Note Futures Contracts	35	Mar 2024	3,945,703	63,296
Euro - OATS Futures Contracts	23	Mar 2024	3,337,743	28,959
Euro - Bund Futures Contracts	26	Mar 2024	3,938,185	15,140
Australian Government 10 Year Bond Futures Contracts	28	Mar 2024	2,223,967	12,436
Canadian Government 10 Year Bond Futures Contracts	5	Mar 2024	468,605	(26)
Euro - 30 year Bond Futures Contracts	3	Mar 2024	467,425	(905)
			$17,805,038	$238,096
Currency Futures Contracts Purchased†
British Pound Futures Contracts	83	Mar 2024	$6,615,100	$68,841
New Zealand Dollar Futures Contracts	36	Mar 2024	2,276,640	62,635
Japanese Yen Futures Contracts	23	Mar 2024	2,063,675	42,359
Euro FX Futures Contracts	1	Mar 2024	138,437	(321)
			$11,093,852	$173,514
Equity Futures Contracts Purchased†
OMX Stockholm 30 Index Futures Contracts††	9	Jan 2024	$215,101	$2,203
FTSE MIB Index Futures Contracts	2	Mar 2024	337,787	1,886
SPI 200 Index Futures Contracts††	4	Mar 2024	514,800	1,820
DAX Index Futures Contracts	1	Mar 2024	467,314	1,585
Euro STOXX 50 Index Futures Contracts	5	Mar 2024	251,877	1,045
CBOE Volatility Index Futures Contracts	116	May 2024	2,018,400	923
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2024	191,911	345
CAC 40 10 Euro Index Futures Contracts	4	Jan 2024	334,541	(579)
S&P 500 Index Mini Futures Contracts	1	Mar 2024	240,950	(638)
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2024	236,057	(978)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2024	340,385	(1,402)
Russell 2000 Index Mini Futures Contracts	1	Mar 2024	102,350	(1,606)
IBEX 35 Index Futures Contracts††	3	Jan 2024	334,607	(2,488)
Tokyo Stock Price Index Futures Contracts	2	Mar 2024	334,438	(2,526)
CBOE Volatility Index Futures Contracts	160	Jun 2024	2,840,000	(4,464)
			$8,760,518	$(4,874)
Commodity Futures Contracts Purchased†
Natural Gas Futures Contracts	71	Feb 2024	$1,649,330	$86,439
Coffee ‘C’ Futures Contracts	9	Mar 2024	635,175	42,557
Cocoa Futures Contracts	14	Mar 2024	588,000	29,170
NY Harbor ULSD Futures Contracts	29	Mar 2024	3,009,434	28,218
Low Sulphur Gas Oil Futures Contracts	7	Feb 2024	519,050	9,520
LME Lead Futures Contracts	1	Feb 2024	51,559	1,153
Gold 100 oz. Futures Contracts	2	Feb 2024	414,580	(387)
Sugar #11 Futures Contracts	16	Feb 2024	367,181	(7,756)
Silver Futures Contracts	2	Mar 2024	240,350	(9,833)
Soybean Meal Futures Contracts	15	Mar 2024	579,150	(11,597)
Brent Crude Futures Contracts	6	Jan 2024	462,480	(15,490)
WTI Crude Futures Contracts	6	Jan 2024	428,280	(16,090)
Soybean Futures Contracts	15	Mar 2024	973,125	(21,610)
Coffee ‘C’ Futures Contracts	24	May 2024	1,676,700	(81,526)
Gasoline RBOB Futures Contracts	35	Jan 2024	3,100,524	(89,738)
Live Cattle Futures Contracts	81	Jun 2024	5,506,380	(90,837)
			$20,201,298	$(147,807)
Commodity Futures Contracts Sold Short†
Gasoline RBOB Futures Contracts	31	Mar 2024	$3,016,083	$118,009
Coffee ‘C’ Futures Contracts	25	Jul 2024	1,747,969	83,623
Live Cattle Futures Contracts	73	Apr 2024	5,026,780	58,295

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (Concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
Corn Futures Contracts	55	Mar 2024	$1,294,562	$48,639
Natural Gas Futures Contracts	25	Jan 2024	627,000	12,916
Lean Hogs Futures Contracts	8	Feb 2024	218,480	9,048
Soybean Oil Futures Contracts	23	Mar 2024	664,470	7,041
Live Cattle Futures Contracts	3	Feb 2024	202,230	5,931
Hard Red Winter Wheat Futures Contracts	24	Mar 2024	772,500	5,251
Cotton #2 Futures Contracts	12	Mar 2024	485,700	840
Copper Futures Contracts	1	Mar 2024	97,313	(3,573)
LME Nickel Futures Contracts	3	Feb 2024	297,369	(5,980)
LME Zinc Futures Contracts	2	Feb 2024	132,965	(11,946)
NY Harbor ULSD Futures Contracts	21	Jan 2024	2,248,571	(16,299)
LME Primary Aluminum Futures Contracts	5	Feb 2024	296,125	(27,757)
Wheat Futures Contracts	19	Mar 2024	597,313	(33,597)
Cattle Feeder Futures Contracts	11	Mar 2024	1,227,187	(56,557)
Natural Gas Futures Contracts	78	Mar 2024	1,796,340	(62,273)
			$20,748,957	$131,611
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	150	Jan 2024	$2,115,000	$115,475
FTSE 100 Index Futures Contracts††	23	Mar 2024	2,263,357	(21,095)
			$4,378,357	$94,380
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	2	Mar 2024	$266,125	$1,006
U.S. Treasury Long Bond Futures Contracts	2	Mar 2024	249,000	877
Long Gilt Futures Contracts††	48	Mar 2024	6,296,707	(182,288)
			$6,811,832	$(180,405)
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	9	Mar 2024	$680,040	$(13,355)
Australian Dollar Futures Contracts	26	Mar 2024	1,776,190	(58,622)
Swiss Franc Futures Contracts	43	Mar 2024	6,441,131	(259,175)
			$8,897,361	$(331,152)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$9,445,011	$1,233,322
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	08/31/28	9,434,842	1,075,636
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	8,429,926	879,108
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	08/31/28	8,735,343	692,206
						$36,045,122	$3,880,272

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements (Concluded)
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$9,495,992	$(38,896)
Goldman Sachs International	GS Long/Short Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	6,011,403	(389,540)
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	08/31/28	6,011,418	(458,267)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Receive	5.01% (Federal Funds Rate - 0.32%)	At Maturity	08/31/28	9,495,992	(802,068)
						$31,014,805	$(1,688,771)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Industrial
Acuity Brands, Inc.	444	1.04%	$19,089
Boise Cascade Co.	710	1.05%	16,922
Mueller Industries, Inc.	1,337	0.72%	12,396
TD SYNNEX Corp.	798	0.98%	10,537
Terex Corp.	1,211	0.80%	10,354
Encore Wire Corp.	202	0.49%	9,547
Owens Corning	291	0.49%	8,483
UFP Industries, Inc.	370	0.53%	8,119
Middleby Corp.	592	1.00%	8,009
Snap-on, Inc.	293	0.97%	7,559
Teekay Corp.	7,492	0.61%	6,985
Scorpio Tankers, Inc.	678	0.47%	6,788
Builders FirstSource, Inc.	146	0.28%	6,522
Teekay Tankers Ltd. — Class A	599	0.34%	6,405
Atkore, Inc.	212	0.39%	6,238
Apogee Enterprises, Inc.	1,495	0.91%	5,918
Keysight Technologies, Inc.	250	0.46%	5,431
Carlisle Companies, Inc.	212	0.76%	4,617
Ardmore Shipping Corp.	2,512	0.41%	4,095
Griffon Corp.	353	0.25%	4,048
Argan, Inc.	866	0.46%	3,865
Donaldson Company, Inc.	1,329	0.99%	3,787
EnerSys	340	0.39%	3,222
Huntington Ingalls Industries, Inc.	133	0.40%	2,516
Insteel Industries, Inc.	459	0.20%	2,472
Garmin Ltd.	498	0.73%	2,171
Brady Corp. — Class A	1,039	0.70%	1,765
International Seaways, Inc.	1,529	0.80%	1,583
AGCO Corp.	434	0.60%	1,567
Lindsay Corp.	193	0.29%	1,430
A O Smith Corp.	245	0.23%	1,325
Vontier Corp.	847	0.34%	247
Total Industrial			194,012

Communications
InterDigital, Inc.	806	1.00%	21,558
IDT Corp. — Class B	1,556	0.61%	16,713
AT&T, Inc.	4,250	0.82%	9,265
Yelp, Inc. — Class A	1,808	0.98%	6,966
T-Mobile US, Inc.	463	0.85%	6,522
Verizon Communications, Inc.	1,853	0.80%	6,379
Juniper Networks, Inc.	2,551	0.86%	5,858
Shutterstock, Inc.	671	0.37%	4,796
Meta Platforms, Inc. — Class A	116	0.47%	4,729
eBay, Inc.	1,009	0.50%	4,646
Cargurus, Inc.	746	0.21%	1,673
A10 Networks, Inc.	1,287	0.19%	1,373
VeriSign, Inc.	359	0.85%	946
TEGNA, Inc.	4,072	0.71%	331
Gogo, Inc.	2,416	0.28%	(1,025)
Ciena Corp.	633	0.33%	(1,149)
Spok Holdings, Inc.	1,131	0.20%	(1,226)
Fox Corp. — Class A	2,709	0.92%	(2,709)
Ooma, Inc.	3,035	0.37%	(3,598)
Cisco Systems, Inc.	1,706	0.99%	(6,552)
Total Communications			75,496

Financial
Ambac Financial Group, Inc.	5,505	1.04%	19,641
MGIC Investment Corp.	4,588	1.01%	8,774

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
International Bancshares Corp.	866	0.54%	$8,193
Walker & Dunlop, Inc.	387	0.49%	7,747
Essent Group Ltd.	1,656	1.00%	7,591
Radian Group, Inc.	3,023	0.99%	7,281
SouthState Corp.	495	0.48%	6,689
Preferred Bank/Los Angeles CA	250	0.21%	2,819
Jackson Financial, Inc. — Class A	898	0.53%	2,653
Interactive Brokers Group, Inc. — Class A	693	0.66%	2,627
Affiliated Managers Group, Inc.	144	0.25%	2,025
Enact Holdings, Inc.	1,460	0.48%	1,483
Mr Cooper Group, Inc.	552	0.41%	1,157
Equity Commonwealth	4,270	0.94%	121
Total Financial			78,801

Consumer, Non-cyclical
Innoviva, Inc.	4,073	0.75%	13,486
Viatris, Inc.	8,543	1.06%	9,933
Gilead Sciences, Inc.	1,051	0.97%	5,808
Premier, Inc. — Class A	2,664	0.68%	5,664
Merck & Company, Inc.	776	0.97%	4,505
Biogen, Inc.	196	0.58%	4,466
Exelixis, Inc.	2,167	0.60%	3,588
Perdoceo Education Corp.	2,442	0.49%	2,432
Incyte Corp.	1,475	1.06%	2,225
Neurocrine Biosciences, Inc.	140	0.21%	2,164
Alarm.com Holdings, Inc.	289	0.21%	2,149
Molina Healthcare, Inc.	76	0.31%	1,932
Ingredion, Inc.	766	0.95%	1,855
Centene Corp.	327	0.28%	1,782
Hologic, Inc.	1,154	0.94%	1,255
Alkermes plc	631	0.20%	1,132
Thermo Fisher Scientific, Inc.	33	0.20%	1,113
Baxter International, Inc.	626	0.28%	1,108
Supernus Pharmaceuticals, Inc.	583	0.19%	516
PayPal Holdings, Inc.	457	0.32%	393
Cross Country Healthcare, Inc.	998	0.26%	(399)
Humana, Inc.	55	0.29%	(516)
United Therapeutics Corp.	228	0.57%	(731)
Dynavax Technologies Corp.	2,979	0.48%	(746)
Johnson & Johnson	512	0.92%	(1,166)
Halozyme Therapeutics, Inc.	404	0.17%	(1,218)
Royalty Pharma plc — Class A	1,474	0.47%	(1,462)
Organon & Co.	1,390	0.23%	(2,378)
Pfizer, Inc.	2,759	0.91%	(4,581)
Bristol-Myers Squibb Co.	1,612	0.95%	(12,282)
Total Consumer, Non-cyclical			42,027

Consumer, Cyclical
Toll Brothers, Inc.	932	1.10%	28,999
Meritage Homes Corp.	481	0.96%	23,167
M/I Homes, Inc.	454	0.72%	22,144
PulteGroup, Inc.	791	0.93%	19,958
DR Horton, Inc.	551	0.96%	19,007
Brunswick Corp.	843	0.93%	15,166
NVR, Inc.	13	1.04%	14,340
KB Home	799	0.57%	10,693
Lennar Corp. — Class A	308	0.53%	10,338
Taylor Morrison Home Corp. — Class A	856	0.52%	9,672
Standard Motor Products, Inc.	1,446	0.66%	6,024
PACCAR, Inc.	425	0.48%	5,681
Cummins, Inc.	588	1.61%	5,678
Tri Pointe Homes, Inc.	817	0.33%	5,646
Monarch Casino & Resort, Inc.	927	0.73%	3,802
Patrick Industries, Inc.	234	0.27%	3,284
AutoNation, Inc.	282	0.48%	3,167
General Motors Co.	1,035	0.43%	2,747
Home Depot, Inc.	51	0.20%	2,745
Malibu Boats, Inc. — Class A	424	0.27%	2,665
Gentex Corp.	1,107	0.41%	1,873
Golden Entertainment, Inc.	524	0.24%	1,353
MasterCraft Boat Holdings, Inc.	1,065	0.28%	1,153
BorgWarner, Inc.	685	0.28%	980
Ethan Allen Interiors, Inc.	593	0.22%	785
Allison Transmission Holdings, Inc.	1,462	0.97%	554
MSC Industrial Direct Company, Inc. — Class A	835	0.97%	443
Caleres, Inc.	522	0.18%	(454)
Starbucks Corp.	839	0.92%	(1,427)
Polaris, Inc.	637	0.69%	(4,656)
Total Consumer, Cyclical			215,527

Technology
Photronics, Inc.	1,568	0.56%	16,860
QUALCOMM, Inc.	634	1.05%	9,687
International Business Machines Corp.	508	0.95%	9,350
Skyworks Solutions, Inc.	352	0.45%	8,086
Amdocs Ltd.	960	0.97%	6,351
Dropbox, Inc. — Class A	2,382	0.80%	5,089
Cirrus Logic, Inc.	739	0.70%	4,684
Microsoft Corp.	137	0.59%	3,863

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hewlett Packard Enterprise Co.	2,720	0.53%	$3,807
Bandwidth, Inc. — Class A	1,412	0.23%	3,763
Amkor Technology, Inc.	699	0.27%	3,420
Insight Enterprises, Inc.	227	0.46%	2,630
Applied Materials, Inc.	140	0.26%	2,034
Immersion Corp.	6,818	0.55%	1,546
Genpact Ltd.	1,701	0.68%	(181)
NetApp, Inc.	253	0.26%	(496)
DXC Technology Co.	690	0.18%	(589)
Veradigm, Inc.	2,042	0.25%	(5,742)
Total Technology			74,162

Utilities
Evergy, Inc.	3,152	1.88%	4,558
Public Service Enterprise Group, Inc.	1,280	0.90%	3,304
Atmos Energy Corp.	713	0.95%	2,871
PPL Corp.	3,076	0.95%	1,930
Xcel Energy, Inc.	1,325	0.94%	852
National Fuel Gas Co.	1,587	0.91%	(4,696)
Total Utilities			8,819

Energy
Cheniere Energy, Inc.	414	0.81%	2,895
SolarEdge Technologies, Inc.	192	0.21%	1,645
NOW, Inc.	1,596	0.21%	1,233
Valero Energy Corp.	650	0.97%	878
Marathon Petroleum Corp.	544	0.92%	(55)
EOG Resources, Inc.	665	0.92%	(1,357)
CVR Energy, Inc.	1,193	0.41%	(1,420)
PBF Energy, Inc. — Class A	877	0.44%	(2,027)
Liberty Energy, Inc. — Class A	2,083	0.43%	(3,986)
CNX Resources Corp.	2,015	0.46%	(4,310)
SandRidge Energy, Inc.	2,214	0.35%	(4,664)
Total Energy			(11,168)

Basic Materials
NewMarket Corp.	153	0.96%	12,114
Sylvamo Corp.	654	0.37%	(2,186)
Total Basic Materials			9,928

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,657	0.47%	4,602
Total MS Long/Short Equity Long Custom Basket			$692,206

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET

Utilities
Portland General Electric Co.	1,924	(1.37)%	$899
California Water Service Group	1,557	(1.34)%	(1,644)
Southwest Gas Holdings, Inc.	1,335	(1.41)%	(5,124)
Eversource Energy	1,337	(1.37)%	(6,225)
AES Corp.	4,534	(1.45)%	(6,408)
UGI Corp.	3,580	(1.47)%	(6,899)
PG&E Corp.	4,657	(1.40)%	(7,590)
Total Utilities			(32,991)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	1,689	(1.16)%	7,418
Avis Budget Group, Inc.	172	(0.51)%	3,048
Grocery Outlet Holding Corp.	1,015	(0.46)%	2,302
Clorox Co.	406	(0.96)%	519
ICF International, Inc.	193	(0.43)%	187
Booz Allen Hamilton Holding Corp.	320	(0.68)%	(2,448)
RB Global, Inc.	821	(0.91)%	(2,481)
Cintas Corp.	104	(1.04)%	(5,134)
Utz Brands, Inc.	3,669	(0.99)%	(5,278)
U-Haul Holding Co.	450	(0.54)%	(5,916)
Insmed, Inc.	1,398	(0.72)%	(5,919)
TransUnion	712	(0.81)%	(6,155)
Neogen Corp.	3,296	(1.10)%	(8,053)
Affirm Holdings, Inc.	358	(0.29)%	(8,539)
Pilgrim’s Pride Corp.	2,810	(1.29)%	(9,948)
Rollins, Inc.	1,840	(1.34)%	(10,981)
Equifax, Inc.	365	(1.50)%	(17,430)
Total Consumer, Non-cyclical			(74,808)

Financial
Kennedy-Wilson Holdings, Inc.	6,803	(1.40)%	19,761
Americold Realty Trust, Inc.	2,449	(1.23)%	7,433
New York Mortgage Trust, Inc.	5,901	(0.84)%	3,597
Ellington Financial, Inc.	3,954	(0.84)%	964
COPT Defense Properties	644	(0.27)%	(69)
UMH Properties, Inc.	3,156	(0.80)%	(1,168)
Veris Residential, Inc.	2,103	(0.55)%	(1,203)
Digital Realty Trust, Inc.	418	(0.94)%	(1,270)
Invitation Homes, Inc.	922	(0.52)%	(1,814)
Equinix, Inc.	84	(1.13)%	(2,017)
Rexford Industrial Realty, Inc.	1,094	(1.02)%	(2,877)
Alexander & Baldwin, Inc.	2,636	(0.83)%	(2,960)
Rayonier, Inc.	1,386	(0.77)%	(3,011)
Raymond James Financial, Inc.	517	(0.96)%	(3,505)
Apartment Investment and Management Co. — Class A	5,843	(0.76)%	(3,612)
PotlatchDeltic Corp.	1,210	(0.99)%	(3,653)

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ventas, Inc.	596	(0.49)%	$(4,363)
Welltower, Inc.	791	(1.19)%	(5,034)
Sun Communities, Inc.	537	(1.19)%	(5,967)
Jones Lang LaSalle, Inc.	394	(1.24)%	(6,332)
Brighthouse Financial, Inc.	1,529	(1.35)%	(6,365)
TFS Financial Corp.	5,918	(1.45)%	(6,510)
BOK Financial Corp.	1,072	(1.53)%	(6,856)
Air Lease Corp. — Class A	1,161	(0.81)%	(7,097)
Carlyle Group, Inc.	1,516	(1.03)%	(8,010)
American Tower Corp. — Class A	238	(0.85)%	(8,225)
Citigroup, Inc.	1,320	(1.13)%	(9,174)
Marcus & Millichap, Inc.	1,538	(1.12)%	(12,173)
PennyMac Financial Services, Inc.	854	(1.26)%	(14,176)
Howard Hughes Holdings, Inc.	938	(1.33)%	(15,488)
Popular, Inc.	1,059	(1.45)%	(15,664)
CBRE Group, Inc. — Class A	998	(1.55)%	(21,437)
KKR & Company, Inc. — Class A	1,085	(1.50)%	(21,684)
Total Financial			(169,959)

Basic Materials
Piedmont Lithium, Inc.	1,841	(0.86)%	15,791
Novagold Resources, Inc.	10,857	(0.68)%	3,095
Kaiser Aluminum Corp.	690	(0.82)%	2,703
Compass Minerals International, Inc.	1,029	(0.43)%	(702)
Tronox Holdings plc — Class A	2,331	(0.55)%	(1,870)
ATI, Inc.	652	(0.49)%	(2,079)
Schnitzer Steel Industries, Inc. — Class A	896	(0.45)%	(3,349)
Hecla Mining Co.	8,235	(0.66)%	(3,481)
Carpenter Technology Corp.	534	(0.63)%	(3,957)
Linde plc	200	(1.37)%	(4,198)
Element Solutions, Inc.	2,510	(0.97)%	(5,506)
Celanese Corp. — Class A	465	(1.20)%	(6,340)
Chemours Co.	1,529	(0.80)%	(7,992)
Ecolab, Inc.	347	(1.14)%	(9,599)
Stepan Co.	952	(1.50)%	(17,590)
Century Aluminum Co.	5,528	(1.12)%	(27,215)
Total Basic Materials			(72,289)

Consumer, Cyclical
Life Time Group Holdings, Inc.	1,974	(0.50)%	2,938
Topgolf Callaway Brands Corp.	4,620	(1.10)%	2,259
Tesla, Inc.	69	(0.29)%	718
Allegiant Travel Co. — Class A	332	(0.46)%	(3,018)
Walgreens Boots Alliance, Inc.	2,744	(1.19)%	(5,022)
Shake Shack, Inc. — Class A	666	(0.82)%	(5,387)
Floor & Decor Holdings, Inc. — Class A	428	(0.79)%	(5,662)
Lithia Motors, Inc. — Class A	131	(0.72)%	(5,923)
CarMax, Inc.	910	(1.16)%	(10,592)
Total Consumer, Cyclical			(29,689)

Energy
Valaris Ltd.	1,042	(1.19)%	3,658
Noble Corporation plc	625	(0.50)%	2,790
NOV, Inc.	2,096	(0.71)%	1,816
TechnipFMC plc	2,853	(0.96)%	(1,060)
Dril-Quip, Inc.	1,274	(0.49)%	(1,146)
Sitio Royalties Corp. — Class A	1,118	(0.44)%	(1,624)
Archrock, Inc.	3,554	(0.91)%	(9,116)
Total Energy			(4,682)

Industrial
Knight-Swift Transportation Holdings, Inc.	596	(0.57)%	(424)
Werner Enterprises, Inc.	724	(0.51)%	(947)
RXO, Inc.	1,898	(0.73)%	(2,542)
Stericycle, Inc.	611	(0.50)%	(2,811)
GATX Corp.	498	(1.00)%	(3,583)
Vulcan Materials Co.	291	(1.10)%	(5,290)
Casella Waste Systems, Inc. — Class A	941	(1.34)%	(6,476)
Trinity Industries, Inc.	2,996	(1.33)%	(9,513)
Boeing Co.	270	(1.17)%	(18,393)
Total Industrial			(49,979)

Technology
Paycor HCM, Inc.	3,087	(1.11)%	5,627
KBR, Inc.	814	(0.75)%	4,974
Ceridian HCM Holding, Inc.	917	(1.02)%	4,864
Parsons Corp.	790	(0.82)%	(6,151)
Evolent Health, Inc. — Class A	1,821	(1.00)%	(8,540)
HashiCorp, Inc. — Class A	2,335	(0.92)%	(10,556)
Braze, Inc. — Class A	1,161	(1.03)%	(11,515)
Total Technology			(21,297)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
DoorDash, Inc. — Class A	112	(0.18)%	$(1,162)
Roku, Inc.	104	(0.16)%	(1,411)
Total Communications			(2,573)
Total MS Long/Short Equity Short Custom Basket			$(458,267)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	710	1.04%	$36,942
Mueller Industries, Inc.	1,337	0.75%	19,698
Snap-on, Inc.	293	1.00%	18,329
Acuity Brands, Inc.	444	1.08%	17,618
UFP Industries, Inc.	370	0.55%	15,302
TD SYNNEX Corp.	798	1.02%	10,733
Terex Corp.	1,211	0.83%	10,647
Encore Wire Corp.	202	0.51%	9,488
Apogee Enterprises, Inc.	1,495	0.95%	8,993
Scorpio Tankers, Inc.	678	0.49%	8,907
Owens Corning	291	0.51%	8,595
Donaldson Company, Inc.	1,329	1.03%	8,558
Middleby Corp.	592	1.03%	8,040
Teekay Corp.	7,492	0.64%	6,671
Builders FirstSource, Inc.	146	0.29%	6,564
Teekay Tankers Ltd. — Class A	599	0.36%	6,369
Atkore, Inc.	212	0.40%	6,230
Argan, Inc.	866	0.48%	5,601
Keysight Technologies, Inc.	250	0.47%	5,451
International Seaways, Inc.	1,529	0.82%	5,288
Carlisle Companies, Inc.	212	0.79%	4,701
Ardmore Shipping Corp.	2,512	0.42%	4,693
Griffon Corp.	353	0.26%	4,028
EnerSys	340	0.41%	3,229
Huntington Ingalls Industries, Inc.	133	0.41%	2,599
Insteel Industries, Inc.	459	0.21%	2,442
Garmin Ltd.	498	0.76%	2,229
Brady Corp. — Class A	1,039	0.72%	1,725
AGCO Corp.	434	0.63%	1,535
A O Smith Corp.	245	0.24%	1,329
Vontier Corp.	847	0.35%	258
Lindsay Corp.	193	0.30%	(448)
Total Industrial			252,344

Communications
InterDigital, Inc.	806	1.04%	21,606
IDT Corp. — Class B	1,556	0.63%	16,685
AT&T, Inc.	4,250	0.85%	8,019
Yelp, Inc. — Class A	1,808	1.02%	6,884
T-Mobile US, Inc.	463	0.88%	6,490
Juniper Networks, Inc.	2,551	0.89%	6,015
Verizon Communications, Inc.	1,853	0.83%	5,230
Shutterstock, Inc.	671	0.38%	4,820
Meta Platforms, Inc. — Class A	116	0.49%	4,765
eBay, Inc.	1,009	0.52%	4,578
Cargurus, Inc.	746	0.21%	1,661
A10 Networks, Inc.	1,287	0.20%	1,425
Cisco Systems, Inc.	1,706	1.02%	1,058
TEGNA, Inc.	4,072	0.74%	452
VeriSign, Inc.	359	0.88%	(145)
Gogo, Inc.	2,416	0.29%	(942)
Ciena Corp.	633	0.34%	(1,159)
Spok Holdings, Inc.	1,131	0.21%	(1,494)
Fox Corp. — Class A	2,709	0.95%	(2,736)
Ooma, Inc.	3,035	0.39%	(3,553)
Total Communications			79,659

Financial
MGIC Investment Corp.	4,588	1.05%	21,998
Ambac Financial Group, Inc.	5,505	1.08%	19,628
Essent Group Ltd.	1,656	1.04%	14,253
SouthState Corp.	495	0.50%	9,311
International Bancshares Corp.	866	0.56%	8,624
Walker & Dunlop, Inc.	387	0.51%	7,558
Radian Group, Inc.	3,023	1.02%	7,399
Preferred Bank/Los Angeles CA	250	0.22%	6,718
Interactive Brokers Group, Inc. — Class A	693	0.68%	2,702
Jackson Financial, Inc. — Class A	898	0.55%	2,537
Affiliated Managers Group, Inc.	144	0.26%	2,022
Enact Holdings, Inc.	1,460	0.50%	1,533
Mr Cooper Group, Inc.	552	0.43%	1,158
Equity Commonwealth	4,270	0.97%	62
Total Financial			105,503

Consumer, Non-cyclical
Perdoceo Education Corp.	2,442	0.51%	16,749
Innoviva, Inc.	4,073	0.77%	16,592
Exelixis, Inc.	2,167	0.62%	13,703
Viatris, Inc.	8,543	1.10%	10,260
Dynavax Technologies Corp.	2,979	0.49%	6,340
Premier, Inc. — Class A	2,664	0.71%	5,415
Gilead Sciences, Inc.	1,051	1.01%	5,345
Biogen, Inc.	196	0.60%	4,590
Merck & Company, Inc.	776	1.00%	4,538
Alarm.com Holdings, Inc.	289	0.22%	2,204
Neurocrine Biosciences, Inc.	140	0.22%	2,159
Molina Healthcare, Inc.	76	0.33%	2,038
Centene Corp.	327	0.29%	1,808
Ingredion, Inc.	766	0.99%	1,736
Alkermes plc	631	0.21%	1,712
Hologic, Inc.	1,154	0.98%	1,290
Baxter International, Inc.	626	0.29%	1,122
Thermo Fisher Scientific, Inc.	33	0.21%	1,113
PayPal Holdings, Inc.	457	0.33%	1,042
Supernus Pharmaceuticals, Inc.	583	0.20%	535
Cross Country Healthcare, Inc.	998	0.27%	(626)
Humana, Inc.	55	0.30%	(657)
United Therapeutics Corp.	228	0.59%	(663)
Incyte Corp.	1,475	1.10%	(736)
Johnson & Johnson	512	0.95%	(1,158)
Halozyme Therapeutics, Inc.	404	0.18%	(1,264)
Royalty Pharma plc — Class A	1,474	0.49%	(2,195)
Organon & Co.	1,390	0.24%	(2,475)
Pfizer, Inc.	2,759	0.94%	(4,602)
Bristol-Myers Squibb Co.	1,612	0.98%	(13,009)
Total Consumer, Non-cyclical			72,906

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Toll Brothers, Inc.	932	1.14%	$29,181
Meritage Homes Corp.	481	0.99%	23,158
M/I Homes, Inc.	454	0.74%	22,586
Allison Transmission Holdings, Inc.	1,462	1.01%	20,214
PulteGroup, Inc.	791	0.97%	20,060
DR Horton, Inc.	551	0.99%	19,011
Brunswick Corp.	843	0.97%	17,475
NVR, Inc.	13	1.08%	14,266
KB Home	799	0.59%	11,295
MSC Industrial Direct Company, Inc. — Class A	835	1.00%	10,770
Lennar Corp. — Class A	308	0.54%	10,441
Taylor Morrison Home Corp. — Class A	856	0.54%	9,676
Standard Motor Products, Inc.	1,446	0.68%	5,980
Tri Pointe Homes, Inc.	817	0.34%	5,805
PACCAR, Inc.	425	0.49%	5,670
Monarch Casino & Resort, Inc.	927	0.76%	3,541
Patrick Industries, Inc.	234	0.28%	3,304
AutoNation, Inc.	282	0.50%	3,187
Home Depot, Inc.	51	0.21%	2,766
General Motors Co.	1,035	0.44%	2,756
Ethan Allen Interiors, Inc.	593	0.22%	2,146
Gentex Corp.	1,107	0.43%	1,841
Golden Entertainment, Inc.	524	0.25%	1,385
BorgWarner, Inc.	685	0.29%	967
Malibu Boats, Inc. — Class A	424	0.28%	640
Caleres, Inc.	522	0.19%	(385)
MasterCraft Boat Holdings, Inc.	1,065	0.29%	(1,440)
Starbucks Corp.	839	0.96%	(1,458)
Polaris, Inc.	637	0.72%	(6,091)
Total Consumer, Cyclical			238,747

Technology
Photronics, Inc.	1,568	0.58%	17,630
International Business Machines Corp.	508	0.99%	10,007
QUALCOMM, Inc.	634	1.09%	9,623
Skyworks Solutions, Inc.	352	0.47%	8,147
Amdocs Ltd.	960	1.00%	6,342
Dropbox, Inc. — Class A	2,382	0.83%	5,047
Cirrus Logic, Inc.	739	0.73%	4,815
Microsoft Corp.	137	0.61%	3,868
Hewlett Packard Enterprise Co.	2,720	0.55%	3,844
Bandwidth, Inc. — Class A	1,412	0.24%	3,831
Amkor Technology, Inc.	699	0.28%	3,456
Insight Enterprises, Inc.	227	0.48%	2,607
Applied Materials, Inc.	140	0.27%	2,048
Immersion Corp.	6,818	0.57%	1,501
Genpact Ltd.	1,701	0.70%	(420)
NetApp, Inc.	253	0.26%	(503)
DXC Technology Co.	690	0.19%	(594)
Veradigm, Inc.	2,042	0.25%	(4,203)
Total Technology			77,046

Utilities
Public Service Enterprise Group, Inc.	1,280	0.93%	3,416
Atmos Energy Corp.	713	0.98%	2,962
PPL Corp.	3,076	0.99%	1,832
Xcel Energy, Inc.	1,325	0.97%	813
National Fuel Gas Co.	1,587	0.94%	(4,106)
Total Utilities			4,917

Energy
Marathon Petroleum Corp.	544	0.96%	10,126
Cheniere Energy, Inc.	414	0.84%	7,526
Valero Energy Corp.	650	1.00%	7,354
PBF Energy, Inc. — Class A	877	0.46%	2,637
SolarEdge Technologies, Inc.	192	0.21%	1,648
NOW, Inc.	1,596	0.21%	1,296
EOG Resources, Inc.	665	0.95%	(1,419)
CVR Energy, Inc.	1,193	0.43%	(1,483)
Liberty Energy, Inc. — Class A	2,083	0.45%	(3,992)
CNX Resources Corp.	2,015	0.48%	(4,392)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
SandRidge Energy, Inc.	2,214	0.36%	$(4,654)
Total Energy			14,647

Basic Materials
NewMarket Corp.	153	0.99%	30,727
Sylvamo Corp.	654	0.38%	(1,952)
Total Basic Materials			28,775

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,657	0.49%	4,564

Total GS Long/Short Equity Long Custom Basket			$879,108

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET

Utilities
AES Corp.	4,534	(1.43)%	$6,493
Portland General Electric Co.	1,924	(1.39)%	6,209
California Water Service Group	1,557	(1.34)%	(1,689)
PG&E Corp.	4,657	(1.40)%	(3,130)
Southwest Gas Holdings, Inc.	1,335	(1.41)%	(5,224)
Eversource Energy	1,337	(1.37)%	(6,487)
UGI Corp.	3,580	(1.47)%	(7,343)
Total Utilities			(11,171)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	1,689	(1.16)%	9,745
Avis Budget Group, Inc.	172	(0.51)%	3,154
Grocery Outlet Holding Corp.	1,015	(0.46)%	2,360
Clorox Co.	406	(0.96)%	468
Utz Brands, Inc.	3,669	(0.99)%	(2,302)
Booz Allen Hamilton Holding Corp.	320	(0.68)%	(2,459)
ICF International, Inc.	193	(0.43)%	(2,554)
RB Global, Inc.	821	(0.91)%	(2,905)
Cintas Corp.	104	(1.04)%	(5,094)
U-Haul Holding Co.	450	(0.54)%	(5,906)
Insmed, Inc.	1,398	(0.72)%	(5,951)
TransUnion	712	(0.81)%	(6,185)
Neogen Corp.	3,296	(1.10)%	(8,284)
Affirm Holdings, Inc.	358	(0.29)%	(8,554)
Pilgrim’s Pride Corp.	2,810	(1.29)%	(9,978)
Rollins, Inc.	1,840	(1.34)%	(10,851)
Equifax, Inc.	365	(1.50)%	(17,219)
Total Consumer, Non-cyclical			(72,515)

Financial
Kennedy-Wilson Holdings, Inc.	6,803	(1.40)%	25,051
Sun Communities, Inc.	537	(1.19)%	14,495
Americold Realty Trust, Inc.	2,449	(1.23)%	6,205
Rexford Industrial Realty, Inc.	1,094	(1.02)%	5,153
New York Mortgage Trust, Inc.	5,901	(0.84)%	3,557
American Tower Corp. — Class A	238	(0.85)%	3,522
Raymond James Financial, Inc.	517	(0.96)%	1,924
UMH Properties, Inc.	3,156	(0.80)%	1,476
Ellington Financial, Inc.	3,954	(0.84)%	960
COPT Defense Properties	644	(0.27)%	(58)
Alexander & Baldwin, Inc.	2,636	(0.83)%	(841)
Equinix, Inc.	84	(1.13)%	(932)
Veris Residential, Inc.	2,103	(0.55)%	(1,280)
Invitation Homes, Inc.	922	(0.52)%	(1,811)
Digital Realty Trust, Inc.	418	(0.94)%	(1,865)
Rayonier, Inc.	1,386	(0.77)%	(3,102)
PotlatchDeltic Corp.	1,210	(0.99)%	(3,659)
Apartment Investment and Management Co. — Class A	5,843	(0.76)%	(3,671)
Ventas, Inc.	596	(0.49)%	(4,491)
Brighthouse Financial, Inc.	1,529	(1.35)%	(5,940)
BOK Financial Corp.	1,072	(1.53)%	(6,851)
Air Lease Corp. — Class A	1,161	(0.81)%	(7,104)
Welltower, Inc.	791	(1.19)%	(7,498)
Carlyle Group, Inc.	1,516	(1.03)%	(8,209)
Citigroup, Inc.	1,320	(1.13)%	(9,188)
TFS Financial Corp.	5,918	(1.45)%	(9,785)
Marcus & Millichap, Inc.	1,538	(1.12)%	(12,224)
Jones Lang LaSalle, Inc.	394	(1.24)%	(12,639)
Howard Hughes Holdings, Inc.	938	(1.33)%	(15,425)
Popular, Inc.	1,059	(1.45)%	(15,826)
PennyMac Financial Services, Inc.	854	(1.26)%	(20,310)
CBRE Group, Inc. — Class A	998	(1.55)%	(21,445)
KKR & Company, Inc. — Class A	1,085	(1.50)%	(27,416)
Total Financial			(139,227)

Basic Materials
Piedmont Lithium, Inc.	1,841	(0.86)%	24,107
Hecla Mining Co.	8,235	(0.66)%	7,606
Kaiser Aluminum Corp.	690	(0.82)%	4,200
Novagold Resources, Inc.	10,857	(0.68)%	4,082
Compass Minerals International, Inc.	1,029	(0.43)%	(851)
Tronox Holdings plc — Class A	2,331	(0.55)%	(1,974)

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
ATI, Inc.	652	(0.49)%	$(2,015)
Schnitzer Steel Industries, Inc. — Class A	896	(0.45)%	(3,351)
Linde plc	200	(1.37)%	(4,140)
Element Solutions, Inc.	2,510	(0.97)%	(5,508)
Celanese Corp. — Class A	465	(1.20)%	(6,391)
Carpenter Technology Corp.	534	(0.63)%	(7,711)
Chemours Co.	1,529	(0.80)%	(7,928)
Ecolab, Inc.	347	(1.14)%	(9,646)
Stepan Co.	952	(1.50)%	(17,597)
Century Aluminum Co.	5,528	(1.12)%	(27,414)
Total Basic Materials			(54,531)

Consumer, Cyclical
Life Time Group Holdings, Inc.	1,974	(0.50)%	2,858
Topgolf Callaway Brands Corp.	4,620	(1.10)%	1,995
Walgreens Boots Alliance, Inc.	2,744	(1.19)%	1,291
Tesla, Inc.	69	(0.29)%	(442)
Allegiant Travel Co. — Class A	332	(0.46)%	(3,144)
Floor & Decor Holdings, Inc. — Class A	428	(0.79)%	(5,342)
Shake Shack, Inc. — Class A	666	(0.82)%	(5,892)
Lithia Motors, Inc. — Class A	131	(0.72)%	(5,912)
CarMax, Inc.	910	(1.16)%	(10,657)
Total Consumer, Cyclical			(25,245)

Energy
NOV, Inc.	2,096	(0.71)%	4,031
Noble Corporation plc	625	(0.50)%	1,237
Valaris Ltd.	1,042	(1.19)%	993
Dril-Quip, Inc.	1,274	(0.49)%	(1,141)
TechnipFMC plc	2,853	(0.96)%	(1,599)
Sitio Royalties Corp. — Class A	1,118	(0.44)%	(1,709)
Archrock, Inc.	3,554	(0.91)%	(9,215)
Total Energy			(7,403)

Industrial
Knight-Swift Transportation Holdings, Inc.	596	(0.57)%	(437)
Werner Enterprises, Inc.	724	(0.51)%	(924)
RXO, Inc.	1,898	(0.73)%	(2,729)
Stericycle, Inc.	611	(0.50)%	(2,900)
GATX Corp.	498	(1.00)%	(3,656)
Vulcan Materials Co.	291	(1.10)%	(5,181)
Casella Waste Systems, Inc. — Class A	941	(1.34)%	(5,396)
Trinity Industries, Inc.	2,996	(1.33)%	(9,445)
Boeing Co.	270	(1.17)%	(18,355)
Total Industrial			(49,023)

Technology
KBR, Inc.	814	(0.75)%	4,802
Paycor HCM, Inc.	3,087	(1.11)%	3,935
Ceridian HCM Holding, Inc.	917	(1.02)%	353
Parsons Corp.	790	(0.82)%	(6,146)
Evolent Health, Inc. — Class A	1,821	(1.00)%	(8,532)
HashiCorp, Inc. — Class A	2,335	(0.92)%	(10,772)
Braze, Inc. — Class A	1,161	(1.03)%	(11,480)
Total Technology			(27,840)

Communications
DoorDash, Inc. — Class A	112	(0.18)%	(1,152)
Roku, Inc.	104	(0.16)%	(1,433)
Total Communications			(2,585)
Total GS Long/Short Equity Short Custom Basket			$(389,540)

MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET

Financial
Ryman Hospitality Properties, Inc.	5,648	6.59%	$144,277
Boston Properties, Inc.	8,507	6.33%	118,659
Extra Space Storage, Inc.	2,268	3.85%	80,648
Simon Property Group, Inc.	2,525	3.82%	77,284
Host Hotels & Resorts, Inc.	20,529	4.24%	69,388
Ventas, Inc.	9,701	5.12%	68,255
Alexandria Real Estate Equities, Inc.	3,481	4.68%	55,839
Sun Communities, Inc.	1,865	2.64%	53,746
Kimco Realty Corp.	11,727	2.65%	51,519
VICI Properties, Inc.	13,889	4.69%	49,076
CareTrust REIT, Inc.	18,422	4.37%	41,141
Invitation Homes, Inc.	20,776	7.51%	33,707
Brixmor Property Group, Inc.	19,708	4.86%	32,357
Rexford Industrial Realty, Inc.	9,634	5.73%	32,081
Digital Realty Trust, Inc.	1,688	2.41%	28,529
Americold Realty Trust, Inc.	7,286	2.34%	25,060
Agree Realty Corp.	7,176	4.79%	22,802
InvenTrust Properties Corp.	14,896	4.00%	22,330
Gaming and Leisure Properties, Inc.	8,696	4.55%	19,679
American Homes 4 Rent — Class A	5,864	2.24%	13,671

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sabra Health Care REIT, Inc.	28,651	4.33%	$12,018
Piedmont Office Realty Trust, Inc. — Class A	7,217	0.54%	10,700
AvalonBay Communities, Inc.	1,171	2.32%	8,095
Kite Realty Group Trust	9,785	2.37%	5,435
Highwoods Properties, Inc.	981	0.24%	2,067
Healthpeak Properties, Inc.	13,305	2.79%	(2,727)
Total Financial			1,075,636
Total MS Equity Market Neutral Long Custom Basket			$1,075,636

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET

Financial
Mid-America Apartment Communities, Inc.	2,054	(2.90)%	$22,109
Camden Property Trust	2,799	(2.93)%	11,513
Omega Healthcare Investors, Inc.	7,964	(2.57)%	10,327
LTC Properties, Inc.	10,076	(3.41)%	1,229
Service Properties Trust	18,395	(1.65)%	(5,151)
Realty Income Corp.	10,545	(6.38)%	(14,751)
Apartment Income REIT Corp.	8,656	(3.17)%	(15,202)
Cousins Properties, Inc.	6,052	(1.55)%	(15,479)
Essex Property Trust, Inc.	1,871	(4.89)%	(17,868)
Broadstone Net Lease, Inc.	13,837	(2.51)%	(18,560)
Welltower, Inc.	3,177	(3.02)%	(22,915)
National Health Investors, Inc.	6,285	(3.70)%	(26,202)
Pebblebrook Hotel Trust	20,180	(3.40)%	(32,857)
EastGroup Properties, Inc.	1,239	(2.39)%	(32,909)
Douglas Emmett, Inc.	38,209	(5.83)%	(34,497)
STAG Industrial, Inc.	13,552	(5.60)%	(36,956)
Federal Realty Investment Trust	5,972	(6.48)%	(43,449)
Phillips Edison & Company, Inc.	19,762	(7.59)%	(51,002)
JBG SMITH Properties	32,923	(5.90)%	(55,305)
Sunstone Hotel Investors, Inc.	41,923	(4.74)%	(68,979)
CubeSmart	6,780	(3.31)%	(83,709)
Macerich Co.	25,174	(4.09)%	(94,718)
NNN REIT, Inc.	13,112	(5.95)%	(103,911)
Total Financial			(729,242)

Exchange-Traded Fund
Vanguard Real Estate ETF	6,494	(6.04)%	(72,826)
Total MS Equity Market Neutral Short Custom Basket			$(802,068)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Ryman Hospitality Properties, Inc.	5,648	6.57%	$197,196
Boston Properties, Inc.	8,507	6.32%	123,801
Ventas, Inc.	9,701	5.12%	86,800
CareTrust REIT, Inc.	18,422	4.37%	82,643
Extra Space Storage, Inc.	2,268	3.85%	80,745
Simon Property Group, Inc.	2,525	3.81%	79,946
Host Hotels & Resorts, Inc.	20,529	4.23%	69,509
Gaming and Leisure Properties, Inc.	8,696	4.54%	62,628
Brixmor Property Group, Inc.	19,708	4.86%	56,109
Sun Communities, Inc.	1,865	2.64%	53,617
Kimco Realty Corp.	11,727	2.65%	52,055
VICI Properties, Inc.	13,889	4.69%	48,711
InvenTrust Properties Corp.	14,896	4.00%	35,269
Invitation Homes, Inc.	20,776	7.50%	33,190
Rexford Industrial Realty, Inc.	9,634	5.72%	30,399
Digital Realty Trust, Inc.	1,688	2.41%	28,637
Americold Realty Trust, Inc.	7,286	2.34%	26,443
Kite Realty Group Trust	9,785	2.37%	23,156
AvalonBay Communities, Inc.	1,171	2.32%	20,872
American Homes 4 Rent — Class A	5,864	2.23%	13,690
Alexandria Real Estate Equities, Inc.	3,481	4.67%	12,021
Sabra Health Care REIT, Inc.	28,651	4.33%	10,842
Highwoods Properties, Inc.	3,272	0.80%	6,867
Agree Realty Corp.	7,176	4.78%	6,037
Piedmont Office Realty Trust, Inc. — Class A	1,249	0.09%	2,374
Healthpeak Properties, Inc.	13,305	2.79%	(10,235)
Total Financial			1,233,322
Total GS Equity Market Neutral Long Custom Basket			$1,233,322

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET

Financial
Douglas Emmett, Inc.	38,209	(5.82)%	$220,877
Realty Income Corp.	10,545	(6.38)%	93,345
Broadstone Net Lease, Inc.	13,837	(2.51)%	88,439
Mid-America Apartment Communities, Inc.	2,054	(2.91)%	86,528
Camden Property Trust	2,799	(2.93)%	69,538
Apartment Income REIT Corp.	8,656	(3.17)%	43,353
Essex Property Trust, Inc.	1,871	(4.89)%	27,332

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Service Properties Trust	18,395	(1.65)%	$10,355
LTC Properties, Inc.	10,076	(3.41)%	5,145
JBG SMITH Properties	32,923	(5.90)%	(11,924)
Omega Healthcare Investors, Inc.	7,964	(2.57)%	(14,386)
Cousins Properties, Inc.	6,052	(1.55)%	(15,465)
National Health Investors, Inc.	6,285	(3.70)%	(21,662)
EastGroup Properties, Inc.	1,239	(2.39)%	(33,119)
Federal Realty Investment Trust	5,972	(6.48)%	(35,197)
Pebblebrook Hotel Trust	20,180	(3.40)%	(37,478)
Sunstone Hotel Investors, Inc.	41,923	(4.74)%	(41,955)
STAG Industrial, Inc.	13,552	(5.60)%	(48,358)
Welltower, Inc.	3,177	(3.02)%	(57,921)
Phillips Edison & Company, Inc.	19,762	(7.59)%	(72,116)
CubeSmart	6,780	(3.31)%	(83,622)
NNN REIT, Inc.	13,112	(5.95)%	(104,045)
Macerich Co.	25,174	(4.09)%	(104,069)
Total Financial			(36,405)

Exchange Traded Fund
Vanguard Real Estate ETF	6,494	(6.04)%	(2,491)
Total GS Equity Market Neutral Short Custom Basket			$(38,896)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security and equity custom basket swap collateral at December 31, 2023.
[2]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[3]	Affiliated issuer.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$18,338,254	$—	$—		$18,338,254
Rights	—	—	—	*	—
Mutual Funds	6,744,429	—	—		6,744,429
Closed-End Mutual Funds	3,241,510	—	—		3,241,510
U.S. Treasury Bills	—	9,291,340	—		9,291,340
Repurchase Agreements	—	3,551,323	—		3,551,323
Securities Lending Collateral	440,588	—	—		440,588
Commodity Futures Contracts**	546,650	—	—		546,650
Interest Rate Futures Contracts**	121,714	119,196	—		240,910
Currency Futures Contracts**	173,835	—	—		173,835
Equity Futures Contracts**	121,259	4,023	—		125,282
Equity Custom Basket Swap Agreements**	—	3,880,272	—		3,880,272
Total Assets	$29,728,239	$16,846,154	$—		$46,574,393

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$4,198,881	$—	$—	$4,198,881
Exchange-Traded Funds Sold Short	3,258,260	—	—	3,258,260
Commodity Futures Contracts**	562,846	—	—	562,846
Currency Futures Contracts**	331,473	—	—	331,473
Interest Rate Futures Contracts**	931	182,288	—	183,219
Equity Futures Contracts**	12,193	23,583	—	35,776
Equity Custom Basket Swap Agreements**	—	1,688,771	—	1,688,771
Total Liabilities	$8,364,584	$1,894,642	$—	$10,259,226

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,596,348	$—	$(1,000,000)	$(19,185)	$68,865	$1,646,028	67,185	$140,820
Guggenheim Strategy Fund III	2,387,928	—	—	—	48,632	2,436,560	99,249	128,593
Guggenheim Ultra Short Duration Fund — Institutional Class	2,486,511	—	(2,000,000)	(22,254)	74,389	538,646	54,685	131,370
Guggenheim Variable Insurance Strategy Fund III	2,083,380	—	—	—	39,815	2,123,195	86,555	111,714
	$9,554,167	$—	$(3,000,000)	$(41,439)	$231,701	$6,744,429		$512,497

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $427,822 of securities loaned (cost $30,469,827)	$31,311,692
Investments in affiliated issuers, at value (cost $6,865,317)	6,744,429
Repurchase agreements, at value (cost $3,551,323)	3,551,323
Cash	7,482,600
Segregated cash with broker	432,308
Unrealized appreciation on OTC swap agreements	3,880,272
Receivables:
Dividends	59,152
Fund shares sold	3,034
Interest	1,580
Securities sold	1,245
Securities lending income	563
Other assets	20,870
Total assets	53,489,068

Liabilities:
Securities sold short, at value (proceeds $6,941,673)	7,457,141
Unrealized depreciation on OTC swap agreements	1,688,771
Payable for:
Swap settlement	681,780
Return of securities lending collateral	440,588
Variation margin on futures contracts	399,771
Fund shares redeemed	129,295
Management fees	45,270
Trustees’ fees*	603
Miscellaneous	6,930
Total liabilities	10,850,149
Net assets	$42,638,919

Net assets consist of:
Paid in capital	$44,512,664
Total distributable earnings (loss)	(1,873,745)
Net assets	$42,638,919
Capital shares outstanding	1,645,470
Net asset value per share	$25.91

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $31)	$217,373
Dividends from securities of affiliated issuers	512,497
Interest	892,153
Income from securities lending, net	6,034
Interest related to securities sold short	125,883
Total investment income	1,753,940

Expenses:
Management fees	556,275
Short sales dividend expense	185,980
Miscellaneous	7,587
Total expenses	749,842
Less:
Expenses waived by Adviser	(28,881)
Net expenses	720,961
Net investment income	1,032,979

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	691,044
Investments in affiliated issuers	(41,439)
Investments in unaffiliated issuers sold short	(281,684)
Swap agreements	727,200
Futures contracts	(1,489)
Foreign currency transactions	357
Net realized gain	1,093,989
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	845,573
Investments in affiliated issuers	231,701
Investments in unaffiliated issuers sold short	(800,985)
Swap agreements	(320,713)
Futures contracts	(190,225)
Foreign currency translations	1,243
Net change in unrealized appreciation (depreciation)	(233,406)
Net realized and unrealized gain	860,583
Net increase in net assets resulting from operations	$1,893,562

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,032,979	$165,863
Net realized gain (loss) on investments	1,093,989	(2,047,631)
Net change in unrealized appreciation (depreciation) on investments	(233,406)	95,918
Net increase (decrease) in net assets resulting from operations	1,893,562	(1,785,850)

Distributions to shareholders	(1,289,467)	(1,162,689)

Capital share transactions:
Proceeds from sale of shares	14,836,441	25,458,108
Distributions reinvested	1,289,467	1,162,689
Cost of shares redeemed	(24,100,295)	(17,511,929)
Net increase (decrease) from capital share transactions	(7,974,387)	9,108,868
Net increase (decrease) in net assets	(7,370,292)	6,160,329

Net assets:
Beginning of year	50,009,211	43,848,882
End of year	$42,638,919	$50,009,211

Capital share activity:
Shares sold	568,733	953,181
Shares issued from reinvestment of distributions	50,786	44,394
Shares redeemed	(930,825)	(663,986)
Net increase (decrease) in shares	(311,306)	333,589

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$25.56	$27.01	$25.62	$24.17	$23.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.09	(.12)	(.07)	.23
Net gain (loss) on investments (realized and unrealized)	.52	(.96)	2.18	1.85	.97
Total from investment operations	1.09	(.87)	2.06	1.78	1.20
Less distributions from:
Net investment income	(.74)	(.31)	—	(.33)	(.58)
Net realized gains	—	(.27)	(.67)	—	—
Total distributions	(.74)	(.58)	(.67)	(.33)	(.58)
Net asset value, end of period	$25.91	$25.56	$27.01	$25.62	$24.17

Total Return[b]	4.37%	(3.40%)	8.10%	7.39%	5.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,639	$50,009	$43,849	$40,313	$34,610
Ratios to average net assets:
Net investment income (loss)	2.23%	0.33%	(0.45%)	(0.27%)	0.94%
Total expenses[c]	1.62%	1.58%	1.92%	1.68%	1.72%
Net expenses[d,e]	1.55%	1.53%	1.87%	1.63%	1.69%
Portfolio turnover rate	194%	187%	180%	207%	163%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and dividend expense related to short sales, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.15%	1.15%	1.16%	1.13%	1.16%

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the Reporting Period, Rydex Commodities Strategy Fund returned -6.24%, underperforming the Fund’s benchmark, GSCI, which returned -4.27%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Supply and demand concerns affected a number of commodities throughout the year and the Index finished the year -4.27%. With the increase in interest rates and decline in the dollar throughout the year, Gold demand was high. Specific weather-related issues across the globe led to Cocoa, Coffee and Sugar supply concerns, resulting in increases in prices. Increased supply of Natural Gas, Nickel and Wheat resulted in sustained declines in prices in 2023.

Eleven of the twenty-four components of the GSCI Index had positive returns during the period. The best performing component was Cocoa with a return above 69%. Coffee, Sugar and Gold also saw strong performance for the year returning above 25%, 19% and 12% respectively. Natural Gas, Nickel and Wheat saw the strongest declines for the year, being down more than 62%, 44% and 26% respectively.

Two of the five GSCI Index sectors experienced positive performance during the period. Precious Metals and Livestock were the GSCI Index sectors with positive performance. Agriculture, Energy and Industrial Metals were the GSCI Index sectors with negative performance.

How did the Fund use derivatives during the Reporting Period?

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to the GSCI Index, and therefore most of the Fund’s performance is due to derivatives.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	23.3%
Guggenheim Strategy Fund II	23.1%
Total	46.4%

The Fund invests principally in derivative investments such as futures contracts “Largest Holdings” excludes any temporary cash or derivative investments

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Commodities Strategy Fund	(6.24%)	7.44%	(4.79%)
S&P Goldman Sachs Commodity Index	(4.27%)	8.72%	(3.60%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2023
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 46.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	153,331	$1,510,315
Guggenheim Strategy Fund II1	61,113	1,497,280
Total Mutual Funds
(Cost $3,048,635)		3,007,595

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 19.2%
Federal Home Loan Bank
5.24% due 01/05/24[2]	$750,000	749,563
Farmer Mac
4.59% due 01/05/24[2]	500,000	499,709
Total Federal Agency Discount Notes
(Cost $1,249,272)		1,249,272

U.S. TREASURY BILLS†† - 18.5%
U.S. Treasury Bills
5.21% due 01/04/24[2]	1,000,000	999,709
5.17% due 01/09/24[2,3]	200,000	199,796
Total U.S. Treasury Bills
(Cost $1,199,332)		1,199,505

REPURCHASE AGREEMENTS††,4 - 8.4%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	301,948	301,948
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	243,336	243,336
Total Repurchase Agreements
(Cost $545,284)		545,284

Total Investments - 92.5%
(Cost $6,042,523)		$6,001,656
Other Assets & Liabilities, net - 7.5%		484,379
Total Net Assets - 100.0%		$6,486,035

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	49	Jan 2024	$6,557,731	$95,184

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,007,595	$—	$—	$3,007,595
Federal Agency Discount Notes	—	1,249,272	—	1,249,272
U.S. Treasury Bills	—	1,199,505	—	1,199,505
Repurchase Agreements	—	545,284	—	545,284
Commodity Futures Contracts**	95,184	—	—	95,184
Total Assets	$3,102,779	$2,994,061	$—	$6,096,840

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,157,353	$—	$(700,000)	$(15,094)	$55,021	$1,497,280	61,113	$116,393
Guggenheim Ultra Short Duration Fund — Institutional Class	2,164,689	—	(700,000)	(10,256)	55,882	1,510,315	153,331	115,848
	$4,322,042	$—	$(1,400,000)	$(25,350)	$110,903	$3,007,595		$232,241

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $2,448,604)	$2,448,777
Investments in affiliated issuers, at value (cost $3,048,635)	3,007,595
Repurchase agreements, at value (cost $545,284)	545,284
Cash	101
Segregated cash with broker	536,316
Receivables:
Dividends	18,689
Interest	243
Fund shares sold	103
Other assets	1,979
Total assets	6,559,087

Liabilities:
Payable for:
Variation margin on futures contracts	40,731
Professional fees	10,055
Management fees	4,188
Transfer agent fees	2,745
Fund shares redeemed	2,066
Investor service fees	1,446
Portfolio accounting and administration fees	607
Trustees’ fees*	89
Miscellaneous	11,125
Total liabilities	73,052
Net assets	$6,486,035

Net assets consist of:
Paid in capital	$13,481,783
Total distributable earnings (loss)	(6,995,748)
Net assets	$6,486,035
Capital shares outstanding	75,892
Net asset value per share	$85.46

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$232,241
Interest	283,884
Total investment income	516,125

Expenses:
Management fees	88,772
Investor service fees	25,128
Transfer agent fees	25,778
Portfolio accounting and administration fees	15,579
Professional fees	14,794
Trustees’ fees*	1,910
Custodian fees	1,535
Miscellaneous	16,181
Total expenses	189,677
Less:
Expenses reimbursed by Adviser	(2,119)
Expenses waived by Adviser	(18,787)
Total waived/reimbursed expenses	(20,906)
Net expenses	168,771
Net investment income	347,354

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	79
Investments in affiliated issuers	(25,350)
Futures contracts	(885,495)
Net realized loss	(910,766)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	84
Investments in affiliated issuers	110,903
Futures contracts	(567,329)
Net change in unrealized appreciation (depreciation)	(456,342)
Net realized and unrealized loss	(1,367,108)
Net decrease in net assets resulting from operations	$(1,019,754)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$347,354	$(26,122)
Net realized gain (loss) on investments	(910,766)	2,396,693
Net change in unrealized appreciation (depreciation) on investments	(456,342)	190,116
Net increase (decrease) in net assets resulting from operations	(1,019,754)	2,560,687

Distributions to shareholders	(969,331)	(868,839)

Capital share transactions:
Proceeds from sale of shares	14,164,116	47,179,380
Distributions reinvested	969,331	868,839
Cost of shares redeemed	(19,109,028)	(46,056,125)
Net increase (decrease) from capital share transactions	(3,975,581)	1,992,094
Net increase (decrease) in net assets	(5,964,666)	3,683,942

Net assets:
Beginning of year	12,450,701	8,766,759
End of year	$6,486,035	$12,450,701

Capital share activity:
Shares sold	149,059	430,268
Shares issued from reinvestment of distributions	11,051	8,045
Shares redeemed	(206,874)	(416,319)
Net increase (decrease) in shares	(46,764)	21,994

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$101.51	$87.09	$62.42	$81.37	$71.69
Income (loss) from investment operations:
Net investment income (loss)[a]	3.23	(.17)	(.96)	(.47)	.61
Net gain (loss) on investments (realized and unrealized)	(9.32)	20.44	25.63	(18.06)	10.26
Total from investment operations	(6.09)	20.27	24.67	(18.53)	10.87
Less distributions from:
Net investment income	(9.96)	(5.85)	—	(.42)	(1.19)
Total distributions	(9.96)	(5.85)	—	(.42)	(1.19)
Net asset value, end of period	$85.46	$101.51	$87.09	$62.42	$81.37

Total Return[b]	(6.24%)	22.88%	39.52%	(22.72%)	15.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,486	$12,451	$8,767	$3,505	$3,193
Ratios to average net assets:
Net investment income (loss)	3.46%	(0.15%)	(1.20%)	(0.82%)	0.77%
Total expenses[c]	1.89%	1.88%	1.86%	1.88%	1.98%
Net expenses[d]	1.68%	1.71%	1.67%	1.69%	1.78%
Portfolio turnover rate	—	—	92%	123%	128%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiaries and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2023, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Diversified
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Consolidation of Subsidiaries

The consolidated financial statements of each of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund may invest up to 25% of its total assets in its respective Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2023	% of Net Assets of the Fund at December 31, 2023
Global Managed Futures Strategy Fund	11/07/08	$2,178,798	15.0%
Multi-Hedge Strategies Fund	04/15/09	2,120,218	5.0%
Commodities Strategy Fund	07/21/09	1,130,391	17.4%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the

72 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations (or Statement of Operations for the Guggenheim Long Short Equity Fund) as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities (or Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund).

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of income, return of capital, and realized gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(k) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Consolidated Statements of Assets and Liabilities (and Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund). Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements (and Notes to Financial Statements for the Guggenheim Long Short Equity Fund).

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. A Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if the Fund had not been leveraged.

74 | THE RYDEX FUNDS ANNUAL REPORT

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Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Consolidated Statements of Assets and Liabilities (and Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund); securities held as collateral are noted on the Consolidated Schedules of Investments (and the Schedule of Investments for the Guggenheim Long Short Equity Fund).

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$23,941,662	$39,073,604
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	58,259,912	37,836,081
Commodities Strategy Fund	Index exposure, Liquidity	9,950,567	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$21,481,935	$25,903,356
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	30,269,085	26,162,971

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities (and Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund) as of December 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity/currency/equity/interest rate futures contracts	—	Variation margin on futures contracts
Equity swap agreements	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2023
Long Short Equity Fund	$—	$2,563,894	$—	$—	$—	$2,563,894
Global Managed Futures Strategy Fund	129,271	—	124,560	37,218	184,215	475,264
Multi-Hedge Strategies Fund	125,282	3,880,272	173,835	240,910	546,650	4,966,949
Commodities Strategy Fund	—	—	—	—	95,184	95,184

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2023
Long Short Equity Fund	$—	$2,037,886	$—	$—	$—	$2,037,886
Global Managed Futures Strategy Fund	18,969	—	—	78,468	110,924	208,361
Multi-Hedge Strategies Fund	35,776	1,688,771	331,473	183,219	562,846	2,802,085

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Funds’ Consolidated Schedules of Investments (and Schedule of Investments for the Guggenheim Long Short Equity Fund). For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Consolidated Statements of Assets and Liabilities (and Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund).

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations (and Statement of Operations for the Guggenheim Long Short Equity Fund) for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

76 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Consolidated Statements of Operations (and Statement of Operations for the Guggenheim Long Short Equity Fund) categorized by primary risk exposure for the year ended December 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$609,322	$—	$—	$—	$609,322
Global Managed Futures Strategy Fund	919,021	—	(17,830)	(103,637)	(409,794)	387,760
Multi-Hedge Strategies Fund	849,367	727,200	(1,569,741)	177,935	540,950	725,711
Commodities Strategy Fund	—	—	—	—	(885,495)	(885,495)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(1,025,089)	$—	$—	$—	$(1,025,089)
Global Managed Futures Strategy Fund	176,029	—	126,080	(555,971)	(207,001)	(460,863)
Multi-Hedge Strategies Fund	249,817	(320,713)	(115,722)	(28,594)	(295,726)	(510,938)
Commodities Strategy Fund	—	—	—	—	(567,329)	(567,329)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Consolidated Statements of Assets and Liabilities (and the Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund) as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Consolidated Statements of Assets and Liabilities (and Statement of Assets and Liabilities for the Guggenheim Long Short Equity Fund).

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,563,894	$—	$2,563,894	$(2,037,886)	$—	$526,008
Multi-Hedge Strategies Fund	Custom basket swap agreements	3,880,272	—	3,880,272	(1,688,771)	—	2,191,501

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,037,886	$—	$2,037,886	$(2,037,886)	$—	$—
Multi-Hedge Strategies Fund	Custom basket swap agreements	1,688,771	—	1,688,771	(1,688,771)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs International	Futures contracts	$397,801	$—
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	432,308	—
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	536,316	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund, GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by that Fund’s Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $25,257, $22,685 and $13,371, respectively, related to advisory fees in its respective Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$177
Multi-Hedge Strategies Fund	6,196
Commodities Strategy Fund	5,416

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to wiave and/or reimburse expenses for the Commodities Strategy Fund in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to the Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Strip
5.35%			0.00%
Due 01/02/24	$31,762,520	$31,776,681	Due 11/15/26	$36,401,131	$32,397,771

J.P. Morgan Securities LLC			U.S. Treasury Note
5.33%			0.50%
Due 01/02/24	39,413,155	39,430,661	Due 05/31/27	45,123,100	40,201,441

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7– Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Consolidated Statements of Operations (and Statement of Operations for the Guggenheim Long Short Equity Fund) is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$427,822	$(427,822)	$—	$440,588	$—	$440,588

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in their respective Subidiaries which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income each Fund receives from its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. Each Subsidiary is classified as a corporation for U.S. federal income tax purposes. Foreign corporations, such as each Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. If, during a taxable year, a Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the respective Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$60,036	$—	$60,036
Global Managed Futures Strategy Fund	661,323	335,488	996,811
Multi-Hedge Strategies Fund	1,289,467	—	1,289,467
Commodities Strategy Fund	969,331	—	969,331

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$114,913	$—	$114,913
Global Managed Futures Strategy Fund	577,535	—	577,535
Multi-Hedge Strategies Fund	622,161	540,528	1,162,689
Commodities Strategy Fund	868,839	—	868,839

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Long Short Equity Fund	$40,494	$—	$2,978,912	$(764,651)	$—	$2,254,755
Global Managed Futures Strategy Fund	584,520	—	(2,319,148)	—	—	(1,734,628)
Multi-Hedge Strategies Fund	1,836,819	—	(1,643,099)	(1,130,140)	—	(936,420)
Commodities Strategy Fund	280,887	—	(6,839,474)	(586,228)	—	(7,144,815)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(764,651)	$—	$(764,651)
Multi-Hedge Strategies Fund	(406,317)	(676,280)	(1,082,597)
Commodities Strategy Fund	(586,228)	—	(586,228)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Long Short Equity Fund	$1,518,532
Multi-Hedge Strategies Fund	(1,109,655)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries and real estate investment trusts, the “mark-to-market” of certain derivatives, foreign currency gains and losses, losses deferred due to wash sales, investments in securities sold short and swap agreements, special dividends, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Global Managed Futures Strategy Fund	$64,994	$(64,994)
Multi-Hedge Strategies Fund	615,857	(615,857)
Commodities Strategy Fund	(819,058)	819,058

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$23,307,392	$5,236,513	$(2,257,601)	$2,978,912
Global Managed Futures Strategy Fund	17,727,549	1,060,060	(3,379,157)	(2,319,097)
Multi-Hedge Strategies Fund	35,252,957	3,675,295	(5,318,442)	(1,643,147)
Commodities Strategy Fund	13,771,726	898,138	(7,737,612)	(6,839,474)

Note 9 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$74,508,732	$72,979,104
Global Managed Futures Strategy Fund	—	—
Multi-Hedge Strategies Fund	58,789,884	61,209,208
Commodities Strategy Fund	—	1,400,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2023, the Funds did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.15% for the year ended December 31, 2023. The Funds did not have any borrowings outstanding under this agreement at December 31, 2023.

The average daily balances borrowed for the year ended December 31, 2023, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$729
Multi-Hedge Strategies Fund	25,345

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund, Guggenheim Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund (consolidated), Guggenheim Multi-Hedge Strategies Fund (consolidated) and Rydex Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2023, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

86 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Long Short Equity Fund	100.00%
Global Managed Futures Strategy Fund	0.00%
Multi-Hedge Strategies Fund	24.71%
Commodities Strategy Fund	0.00%

With respect to the taxable year ended December 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Global Managed Futures Strategy Fund	$335,488	$321,116

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

88 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1) (2023 - present); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
officers - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

94 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2023

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-ANN-1223x1224

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	29
INVERSE NASDAQ-100® STRATEGY FUND	38
S&P 500® 2x STRATEGY FUND	45
NASDAQ-100® 2x STRATEGY FUND	56
MID-CAP 1.5x STRATEGY FUND	64
INVERSE MID-CAP STRATEGY FUND	75
RUSSELL 2000® 2x STRATEGY FUND	82
RUSSELL 2000® 1.5x STRATEGY FUND	89
INVERSE RUSSELL 2000® STRATEGY FUND	115
DOW 2x STRATEGY FUND	122
INVERSE DOW 2x STRATEGY FUND	129
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	136
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	143
HIGH YIELD STRATEGY FUND	151
U.S. GOVERNMENT MONEY MARKET FUND	159
NOTES TO FINANCIAL STATEMENTS	165
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	184
OTHER INFORMATION	185
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	187
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	193

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (each, a “Fund” and collectively, the “Funds”) that are part of the Rydex Variable Trust. This report covers the performance of the Funds for the 12-month period ended December 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Domestic Equity Funds (except for the NASDAQ-100® Fund), Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund are very different from most mutual funds in that they seek to provide leveraged, leveraged inverse or inverse investment results and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. Certain of the Funds seek to provide such investment results on a daily basis. Each Inverse Fund pursues investment goals which are inverse to the performance of its underlying index and each Leveraged Inverse Fund pursues investment goals which are inverse to 200% of the performance of its underlying index, a result opposite of most other mutual funds. Investors should note that the pursuit of such leveraged, leveraged inverse and inverse investment goals has the following implications: ● The Leveraged Funds and Leveraged Inverse Funds are riskier than alternatives that do not use leverage because the performance of an investment in a Leveraged Fund or Leveraged Inverse Fund is magnified. ● The effect of leverage on a Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (e.g., 200% of the performance of its underlying index) over a period of time greater than one day. This means that the return of a Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence,

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2023

especially during periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of a Fund’s stated investment goal (e.g., 2x) and the cumulative performance of the Fund’s benchmark.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) for each Inverse and Leveraged Inverse Fund, understand the risks of shorting, and (d) intend to actively manage and monitor their investments. Investors who do not understand the Funds or do not actively manage and monitor their investments should not buy shares of the Funds.

Each Leveraged Fund seeks daily exposure to its underlying index equal to or in excess of 120% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its underlying index equal to -200% of its net assets. As a consequence, for each Fund the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Leveraged Fund and a gain in the value of the underlying index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

The NASDAQ-100® Fund may not be suitable for all investors. ● Investing in the Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that the Fund will achieve its objective and/or strategy. The Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives, such as futures, options, and swap agreements, will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) the Fund will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risk that may increase volatility and impact the Fund’s ability to achieve its investment objective. ● See the prospectus for more information on these and additional risks.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Investment Adviser, which is the Fund’s sponsor, and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Investment Adviser or its affiliates will provide financial support to the Fund at any time. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23% from 5.03% in the fourth quarter, while the 10-year Treasury yield dropped to 3.88% from 4.59%, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44% of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is an unmanaged index representing the on-the-run (most recently auctioned) U.S. Treasury bond with 30 years’ maturity.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these Funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a Fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a Fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.72%	9.49%	$1,000.00	$1,094.90	$9.08
Inverse S&P 500® Strategy Fund	1.75%	(3.54%)	1,000.00	964.60	8.67
NASDAQ-100® Fund	1.71%	10.56%	1,000.00	1,105.60	9.08
Inverse NASDAQ-100® Strategy Fund	1.76%	(6.93%)	1,000.00	930.70	8.56
S&P 500® 2x Strategy Fund	1.87%	11.27%	1,000.00	1,112.70	9.96
NASDAQ-100® 2x Strategy Fund	1.95%	17.70%	1,000.00	1,177.00	10.70
Mid-Cap 1.5x Strategy Fund	1.82%	7.62%	1,000.00	1,076.20	9.52
Inverse Mid-Cap Strategy Fund	1.72%	(3.28%)	1,000.00	967.20	8.53
Russell 2000® 2x Strategy Fund	2.16%	10.63%	1,000.00	1,106.30	11.47
Russell 2000® 1.5x Strategy Fund	1.82%	9.53%	1,000.00	1,095.30	9.61
Inverse Russell 2000® Strategy Fund	1.78%	(5.34%)	1,000.00	946.60	8.73
Dow 2x Strategy Fund	1.90%	17.27%	1,000.00	1,172.70	10.41
Inverse Dow 2x Strategy Fund	1.83%	(13.49%)	1,000.00	865.10	8.60
Government Long Bond 1.2x Strategy Fund	1.41%	(3.87%)	1,000.00	961.30	6.97
Inverse Government Long Bond Strategy Fund	5.07%	5.26%	1,000.00	1,052.60	26.23
High Yield Strategy Fund	1.65%	8.00%	1,000.00	1,080.00	8.65
U.S. Government Money Market Fund	1.47%	1.98%	1,000.00	1,019.80	7.48

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.72%	5.00%	$1,000.00	$1,016.53	$8.74
Inverse S&P 500® Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
NASDAQ-100® Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Inverse NASDAQ-100® Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
S&P 500® 2x Strategy Fund	1.87%	5.00%	1,000.00	1,015.78	9.50
NASDAQ-100® 2x Strategy Fund	1.95%	5.00%	1,000.00	1,015.38	9.91
Mid-Cap 1.5x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Inverse Mid-Cap Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Russell 2000® 2x Strategy Fund	2.16%	5.00%	1,000.00	1,014.32	10.97
Russell 2000® 1.5x Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Inverse Russell 2000® Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Dow 2x Strategy Fund	1.90%	5.00%	1,000.00	1,015.63	9.65
Inverse Dow 2x Strategy Fund	1.83%	5.00%	1,000.00	1,015.98	9.30
Government Long Bond 1.2x Strategy Fund	1.41%	5.00%	1,000.00	1,018.10	7.17
Inverse Government Long Bond Strategy Fund	5.07%	5.00%	1,000.00	999.65	25.55
High Yield Strategy Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
U.S. Government Money Market Fund	1.47%	5.00%	1,000.00	1,017.80	7.48

[1]

This ratio represents annualized net expenses, which includes interest expense, related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.74%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. The Fund returned 35.06%, while the S&P 500 Index returned 26.29% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Consumer Discretionary, and Communication Services. The sectors detracting the most from the return of the underlying index were Utilities and Energy.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Pfizer, Inc., Chevron Corp., and Johnson & Johnson.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 7, 1997

Ten Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	5.5%
Apple, Inc.	5.4%
Guggenheim Strategy Fund II	5.4%
Microsoft Corp.	5.4%
Amazon.com, Inc.	2.7%
NVIDIA Corp.	2.3%
Alphabet, Inc. — Class A	1.6%
Meta Platforms, Inc. — Class A	1.5%
Alphabet, Inc. — Class C	1.4%
Tesla, Inc.	1.3%
Top Ten Total	32.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Nova Fund	35.06%	18.45%	14.14%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
NOVA FUND

	Shares	Value
COMMON STOCKS† - 76.6%

Technology — 21.3%
Apple, Inc.	10,089	$1,942,435
Microsoft Corp.	5,129	1,928,709
NVIDIA Corp.	1,704	843,855
Broadcom, Inc.	303	338,224
Adobe, Inc.*	314	187,332
Salesforce, Inc.*	671	176,567
Advanced Micro Devices, Inc.*	1,115	164,362
Accenture plc — Class A	433	151,944
Intel Corp.	2,909	146,177
Intuit, Inc.	193	120,631
Oracle Corp.	1,096	115,551
QUALCOMM, Inc.	768	111,076
Texas Instruments, Inc.	627	106,878
International Business Machines Corp.	630	103,036
ServiceNow, Inc.*	141	99,615
Applied Materials, Inc.	577	93,514
Lam Research Corp.	91	71,277
Analog Devices, Inc.	344	68,305
Micron Technology, Inc.	758	64,688
Fiserv, Inc.*	414	54,996
KLA Corp.	94	54,642
Synopsys, Inc.*	105	54,066
Cadence Design Systems, Inc.*	188	51,206
NXP Semiconductor N.V.	178	40,883
Roper Technologies, Inc.	74	40,343
Autodesk, Inc.*	148	36,035
Microchip Technology, Inc.	373	33,637
MSCI, Inc. — Class A	55	31,111
Paychex, Inc.	222	26,442
Cognizant Technology Solutions Corp. — Class A	346	26,133
Fortinet, Inc.*	440	25,753
ON Semiconductor Corp.*	297	24,808
Fidelity National Information Services, Inc.	409	24,569
Electronic Arts, Inc.	169	23,121
ANSYS, Inc.*	60	21,773
Monolithic Power Systems, Inc.	33	20,816
Fair Isaac Corp.*	17	19,788
HP, Inc.	600	18,054
Take-Two Interactive Software, Inc.*	109	17,544
Broadridge Financial Solutions, Inc.	81	16,666
Hewlett Packard Enterprise Co.	885	15,027
PTC, Inc.*	82	14,347
NetApp, Inc.	144	12,695
Skyworks Solutions, Inc.	110	12,366
Akamai Technologies, Inc.*	104	12,308
Tyler Technologies, Inc.*	29	12,125
EPAM Systems, Inc.*	40	11,894
Western Digital Corp.*	224	11,731
Seagate Technology Holdings plc	134	11,440
Teradyne, Inc.	105	11,395
Leidos Holdings, Inc.	95	10,283
Zebra Technologies Corp. — Class A*	35	9,567
Jack Henry & Associates, Inc.	50	8,170
Qorvo, Inc.*	67	7,545
Ceridian HCM Holding, Inc.*	108	7,249
Paycom Software, Inc.	34	7,028
Total Technology		7,671,732

Consumer, Non-cyclical — 14.5%
UnitedHealth Group, Inc.	638	335,888
Eli Lilly & Co.	550	320,606
Johnson & Johnson	1,661	260,345
Procter & Gamble Co.	1,626	238,274
Merck & Company, Inc.	1,749	190,676
AbbVie, Inc.	1,218	188,753
PepsiCo, Inc.	949	161,178
Coca-Cola Co.	2,685	158,227
Thermo Fisher Scientific, Inc.	267	141,721
Abbott Laboratories	1,197	131,754
Pfizer, Inc.	3,896	112,166
Amgen, Inc.	369	106,279
Danaher Corp.	454	105,028
Philip Morris International, Inc.	1,071	100,759
S&P Global, Inc.	224	98,676
Intuitive Surgical, Inc.*	243	81,979
Elevance Health, Inc.	162	76,393
Medtronic plc	918	75,625
Bristol-Myers Squibb Co.	1,404	72,039
Vertex Pharmaceuticals, Inc.*	177	72,020
CVS Health Corp.	886	69,959
Stryker Corp.	233	69,774
Gilead Sciences, Inc.	860	69,669
Mondelez International, Inc. — Class A	939	68,012
Automatic Data Processing, Inc.	284	66,163
Regeneron Pharmaceuticals, Inc.*	74	64,993
Zoetis, Inc.	317	62,566
Cigna Group	202	60,489
Boston Scientific Corp.*	1,010	58,388
Altria Group, Inc.	1,220	49,215
Becton Dickinson & Co.	200	48,766
PayPal Holdings, Inc.*	744	45,689
Colgate-Palmolive Co.	568	45,276
McKesson Corp.	92	42,594
Moody’s Corp.	109	42,571
Humana, Inc.	85	38,914
HCA Healthcare, Inc.	137	37,083
Cintas Corp.	60	36,160
Dexcom, Inc.*	267	33,132
Edwards Lifesciences Corp.*	419	31,949
IDEXX Laboratories, Inc.*	57	31,638
Monster Beverage Corp.*	510	29,381
IQVIA Holdings, Inc.*	126	29,154
Kimberly-Clark Corp.	233	28,312
Agilent Technologies, Inc.	202	28,084
Centene Corp.*	369	27,384
Constellation Brands, Inc. — Class A	112	27,076
Archer-Daniels-Midland Co.	368	26,577
United Rentals, Inc.	46	26,377

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NOVA FUND

	Shares	Value
General Mills, Inc.	401	$26,121
Biogen, Inc.*	100	25,877
Kenvue, Inc.	1,189	25,599
Sysco Corp.	348	25,449
CoStar Group, Inc.*	282	24,644
Gartner, Inc.*	54	24,360
Verisk Analytics, Inc. — Class A	100	23,886
Cencora, Inc. — Class A	115	23,619
Estee Lauder Companies, Inc. — Class A	160	23,400
Corteva, Inc.	486	23,289
Keurig Dr Pepper, Inc.	695	23,157
Global Payments, Inc.	180	22,860
Moderna, Inc.*	229	22,774
Quanta Services, Inc.	100	21,580
Equifax, Inc.	85	21,020
Kroger Co.	457	20,889
GE HealthCare Technologies, Inc.	270	20,876
Kraft Heinz Co.	550	20,339
Hershey Co.	103	19,203
West Pharmaceutical Services, Inc.	51	17,958
ResMed, Inc.	102	17,546
Zimmer Biomet Holdings, Inc.	144	17,525
Cardinal Health, Inc.	170	17,136
Church & Dwight Company, Inc.	170	16,075
Illumina, Inc.*	110	15,316
STERIS plc	68	14,950
Molina Healthcare, Inc.*	40	14,452
FleetCor Technologies, Inc.*	50	14,131
Baxter International, Inc.	350	13,531
Waters Corp.*	41	13,498
Align Technology, Inc.*	49	13,426
Laboratory Corporation of America Holdings	59	13,410
Cooper Companies, Inc.	34	12,867
Clorox Co.	86	12,263
Hologic, Inc.*	169	12,075
McCormick & Company, Inc.	173	11,837
Avery Dennison Corp.	56	11,321
Lamb Weston Holdings, Inc.	100	10,809
Quest Diagnostics, Inc.	78	10,755
Tyson Foods, Inc. — Class A	197	10,589
Insulet Corp.*	48	10,415
Kellanova	182	10,176
Bunge Global S.A.	100	10,095
Conagra Brands, Inc.	330	9,458
Revvity, Inc.	85	9,291
J M Smucker Co.	73	9,226
Viatris, Inc.	828	8,967
Rollins, Inc.	194	8,472
Bio-Techne Corp.	109	8,411
Charles River Laboratories International, Inc.*	35	8,274
Incyte Corp.*	128	8,037
Teleflex, Inc.	32	7,979
Molson Coors Beverage Co. — Class B	128	7,835
MarketAxess Holdings, Inc.	26	7,614
Brown-Forman Corp. — Class B	126	7,195
Henry Schein, Inc.*	90	6,814
Hormel Foods Corp.	200	6,422
Robert Half, Inc.	73	6,418
Universal Health Services, Inc. — Class B	42	6,402
Campbell Soup Co.	136	5,879
Catalent, Inc.*	124	5,571
Dentsply Sirona, Inc.	146	5,196
Bio-Rad Laboratories, Inc. — Class A*	14	4,521
DaVita, Inc.*	37	3,876
Total Consumer, Non-cyclical		5,236,687

Financial — 10.8%
Berkshire Hathaway, Inc. — Class B*	1,256	447,965
JPMorgan Chase & Co.	1,995	339,350
Visa, Inc. — Class A	1,100	286,385
Mastercard, Inc. — Class A	571	243,537
Bank of America Corp.	4,751	159,966
Wells Fargo & Co.	2,506	123,345
Goldman Sachs Group, Inc.	225	86,798
Prologis, Inc. REIT	638	85,045
Morgan Stanley	871	81,221
BlackRock, Inc. — Class A	96	77,933
American Express Co.	397	74,374
Charles Schwab Corp.	1,027	70,658
American Tower Corp. — Class A REIT	322	69,513
Citigroup, Inc.	1,321	67,952
Marsh & McLennan Companies, Inc.	340	64,420
Progressive Corp.	404	64,349
Blackstone, Inc. — Class A	490	64,151
Chubb Ltd.	282	63,732
Equinix, Inc. REIT	65	52,350
CME Group, Inc. — Class A	248	52,229
Intercontinental Exchange, Inc.	395	50,730
U.S. Bancorp	1,074	46,483
PNC Financial Services Group, Inc.	275	42,584
Aon plc — Class A	138	40,161
Welltower, Inc. REIT	382	34,445
Crown Castle, Inc. REIT	299	34,442
Capital One Financial Corp.	262	34,354
Truist Financial Corp.	920	33,966
Arthur J Gallagher & Co.	149	33,507
Public Storage REIT	109	33,245
American International Group, Inc.	484	32,791
Simon Property Group, Inc. REIT	225	32,094
Aflac, Inc.	367	30,278
Travelers Companies, Inc.	158	30,097
Realty Income Corp. REIT	500	28,710
MetLife, Inc.	429	28,370
Digital Realty Trust, Inc. REIT	209	28,127
Bank of New York Mellon Corp.	531	27,639
Ameriprise Financial, Inc.	70	26,588
Prudential Financial, Inc.	249	25,824
Allstate Corp.	181	25,336
Extra Space Storage, Inc. REIT	146	23,408
VICI Properties, Inc. REIT	714	22,762

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NOVA FUND

	Shares	Value
CBRE Group, Inc. — Class A*	210	$19,549
Discover Financial Services	173	19,445
Arch Capital Group Ltd.*	258	19,162
SBA Communications Corp. REIT	74	18,773
AvalonBay Communities, Inc. REIT	98	18,348
Weyerhaeuser Co. REIT	504	17,524
Willis Towers Watson plc	71	17,125
Hartford Financial Services Group, Inc.	208	16,719
T. Rowe Price Group, Inc.	154	16,584
State Street Corp.	213	16,499
Fifth Third Bancorp	470	16,210
M&T Bank Corp.	115	15,764
Equity Residential REIT	238	14,556
Raymond James Financial, Inc.	130	14,495
Iron Mountain, Inc. REIT	201	14,066
Ventas, Inc. REIT	278	13,856
Alexandria Real Estate Equities, Inc. REIT	108	13,691
Nasdaq, Inc.	235	13,663
Invitation Homes, Inc. REIT	397	13,542
Cboe Global Markets, Inc.	73	13,035
Huntington Bancshares, Inc.	999	12,707
Regions Financial Corp.	642	12,442
Northern Trust Corp.	143	12,066
Principal Financial Group, Inc.	151	11,879
Brown & Brown, Inc.	163	11,591
Cincinnati Financial Corp.	108	11,174
Synchrony Financial	286	10,922
Essex Property Trust, Inc. REIT	44	10,909
Mid-America Apartment Communities, Inc. REIT	81	10,891
Citizens Financial Group, Inc.	322	10,671
Everest Group Ltd.	30	10,607
W R Berkley Corp.	141	9,972
Kimco Realty Corp. REIT	459	9,781
Host Hotels & Resorts, Inc. REIT	486	9,463
KeyCorp	646	9,302
Loews Corp.	126	8,768
UDR, Inc. REIT	209	8,003
Regency Centers Corp. REIT	113	7,571
Healthpeak Properties, Inc. REIT	378	7,484
Camden Property Trust REIT	74	7,348
Globe Life, Inc.	59	7,181
Boston Properties, Inc. REIT	100	7,017
Assurant, Inc.	36	6,066
Franklin Resources, Inc.	195	5,809
Invesco Ltd.	310	5,530
Federal Realty Investment Trust REIT	51	5,256
Comerica, Inc.	91	5,079
Zions Bancorp North America	102	4,475
Total Financial		3,893,784

Communications — 10.8%
Amazon.com, Inc.*	6,275	953,424
Alphabet, Inc. — Class A*	4,084	570,494
Meta Platforms, Inc. — Class A*	1,532	542,267
Alphabet, Inc. — Class C*	3,437	484,376
Netflix, Inc.*	302	147,038
Cisco Systems, Inc.	2,795	141,203
Comcast Corp. — Class A	2,771	121,508
Walt Disney Co.	1,263	114,036
Verizon Communications, Inc.	2,901	109,368
Uber Technologies, Inc.*	1,417	87,245
Booking Holdings, Inc.*	24	85,133
AT&T, Inc.	4,934	82,793
Palo Alto Networks, Inc.*	214	63,104
T-Mobile US, Inc.	351	56,276
Airbnb, Inc. — Class A*	300	40,842
Arista Networks, Inc.*	173	40,743
Motorola Solutions, Inc.	114	35,692
Charter Communications, Inc. — Class A*	69	26,819
CDW Corp.	92	20,913
Warner Bros Discovery, Inc.*	1,531	17,423
Corning, Inc.	530	16,138
eBay, Inc.	358	15,616
Expedia Group, Inc.*	92	13,965
VeriSign, Inc.*	61	12,564
FactSet Research Systems, Inc.	26	12,403
Omnicom Group, Inc.	137	11,852
Gen Digital, Inc.	389	8,877
Interpublic Group of Companies, Inc.	264	8,617
F5, Inc.*	41	7,338
Match Group, Inc.*	188	6,862
Etsy, Inc.*	83	6,727
Juniper Networks, Inc.	220	6,486
News Corp. — Class A	263	6,457
Fox Corp. — Class A	170	5,044
Paramount Global — Class B	332	4,910
Fox Corp. — Class B	91	2,516
News Corp. — Class B	79	2,032
Total Communications		3,889,101

Consumer, Cyclical — 7.0%
Tesla, Inc.*	1,909	474,348
Home Depot, Inc.	690	239,120
Costco Wholesale Corp.	306	201,984
Walmart, Inc.	984	155,128
McDonald’s Corp.	501	148,552
NIKE, Inc. — Class B	845	91,742
Lowe’s Companies, Inc.	398	88,575
Starbucks Corp.	788	75,656
TJX Companies, Inc.	789	74,016
Target Corp.	319	45,432
Chipotle Mexican Grill, Inc. — Class A*	19	43,452
Lululemon Athletica, Inc.*	79	40,392
O’Reilly Automotive, Inc.*	41	38,953
Marriott International, Inc. — Class A	170	38,337
PACCAR, Inc.	361	35,252
General Motors Co.	945	33,944
Ford Motor Co.	2,713	33,072
Ross Stores, Inc.	234	32,383
Hilton Worldwide Holdings, Inc.	177	32,230
DR Horton, Inc.	208	31,612

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NOVA FUND

	Shares	Value
AutoZone, Inc.*	12	$31,027
Copart, Inc.*	603	29,547
Lennar Corp. — Class A	173	25,784
Fastenal Co.	394	25,519
Yum! Brands, Inc.	193	25,217
WW Grainger, Inc.	30	24,861
Cummins, Inc.	98	23,478
Royal Caribbean Cruises Ltd.*	163	21,107
Dollar General Corp.	151	20,528
Dollar Tree, Inc.*	144	20,455
Delta Air Lines, Inc.	443	17,822
Aptiv plc*	195	17,495
Ulta Beauty, Inc.*	34	16,660
Tractor Supply Co.	75	16,127
PulteGroup, Inc.	149	15,379
NVR, Inc.*	2	14,001
Darden Restaurants, Inc.	83	13,637
Genuine Parts Co.	97	13,435
Walgreens Boots Alliance, Inc.	495	12,924
Carnival Corp.*	695	12,885
Las Vegas Sands Corp.	255	12,548
Southwest Airlines Co.	411	11,869
Pool Corp.	27	10,765
Best Buy Company, Inc.	134	10,490
Domino’s Pizza, Inc.	24	9,894
United Airlines Holdings, Inc.*	226	9,325
Live Nation Entertainment, Inc.*	98	9,173
LKQ Corp.	185	8,841
MGM Resorts International*	188	8,400
CarMax, Inc.*	109	8,365
Caesars Entertainment, Inc.*	149	6,985
Bath & Body Works, Inc.	157	6,776
American Airlines Group, Inc.*	451	6,197
Wynn Resorts Ltd.	66	6,013
Norwegian Cruise Line Holdings Ltd.*	294	5,892
Tapestry, Inc.	158	5,816
BorgWarner, Inc.	162	5,808
Whirlpool Corp.	38	4,627
Hasbro, Inc.	90	4,595
VF Corp.	228	4,286
Ralph Lauren Corp. — Class A	27	3,894
Total Consumer, Cyclical		2,512,627

Industrial — 5.9%
Caterpillar, Inc.	352	104,076
Union Pacific Corp.	421	103,406
Boeing Co.*	392	102,179
General Electric Co.	751	95,850
Honeywell International, Inc.	455	95,418
RTX Corp.	992	83,467
United Parcel Service, Inc. — Class B	499	78,458
Deere & Co.	185	73,976
Lockheed Martin Corp.	152	68,892
Eaton Corporation plc	276	66,466
Illinois Tool Works, Inc.	189	49,507
CSX Corp.	1,364	47,290
Northrop Grumman Corp.	98	45,878
Waste Management, Inc.	253	45,312
3M Co.	381	41,651
Parker-Hannifin Corp.	89	41,002
Amphenol Corp. — Class A	413	40,941
General Dynamics Corp.	156	40,508
FedEx Corp.	159	40,222
Trane Technologies plc	158	38,536
TransDigm Group, Inc.	38	38,441
Emerson Electric Co.	393	38,251
Norfolk Southern Corp.	156	36,875
Carrier Global Corp.	579	33,264
TE Connectivity Ltd.	214	30,067
L3Harris Technologies, Inc.	130	27,381
Johnson Controls International plc	469	27,033
AMETEK, Inc.	159	26,217
Otis Worldwide Corp.	282	25,230
Old Dominion Freight Line, Inc.	62	25,131
Rockwell Automation, Inc.	79	24,528
Republic Services, Inc. — Class A	141	23,253
Ingersoll Rand, Inc.	279	21,578
Martin Marietta Materials, Inc.	43	21,453
Vulcan Materials Co.	92	20,885
Keysight Technologies, Inc.*	123	19,568
Xylem, Inc.	166	18,984
Fortive Corp.	242	17,819
Mettler-Toledo International, Inc.*	14	16,982
Westinghouse Air Brake Technologies Corp.	124	15,736
Dover Corp.	97	14,919
Teledyne Technologies, Inc.*	33	14,728
Howmet Aerospace, Inc.	270	14,612
Builders FirstSource, Inc.*	85	14,190
Garmin Ltd.	106	13,625
Expeditors International of Washington, Inc.	100	12,720
Axon Enterprise, Inc.*	49	12,658
Ball Corp.	218	12,539
Veralto Corp.	151	12,421
Hubbell, Inc.	37	12,170
Jacobs Solutions, Inc.	87	11,293
IDEX Corp.	52	11,290
Jabil, Inc.	88	11,211
J.B. Hunt Transport Services, Inc.	56	11,185
Textron, Inc.	135	10,857
Stanley Black & Decker, Inc.	106	10,399
Snap-on, Inc.	36	10,398
Masco Corp.	155	10,382
Packaging Corporation of America	62	10,101
Nordson Corp.	37	9,774
Amcor plc	997	9,611
Trimble, Inc.*	172	9,150
Pentair plc	114	8,289
Allegion plc	61	7,728
Westrock Co.	177	7,349
Huntington Ingalls Industries, Inc.	27	7,010
A O Smith Corp.	85	7,007

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NOVA FUND

	Shares	Value
CH Robinson Worldwide, Inc.	80	$6,911
Generac Holdings, Inc.*	42	5,428
Mohawk Industries, Inc.*	36	3,726
Total Industrial		2,125,392

Energy — 3.0%
Exxon Mobil Corp.	2,764	276,345
Chevron Corp.	1,211	180,633
ConocoPhillips	819	95,061
Schlumberger N.V.	986	51,311
EOG Resources, Inc.	402	48,622
Phillips 66	304	40,474
Marathon Petroleum Corp.	262	38,870
Pioneer Natural Resources Co.	161	36,206
Valero Energy Corp.	235	30,550
Williams Companies, Inc.	839	29,222
ONEOK, Inc.	402	28,228
Hess Corp.	191	27,534
Occidental Petroleum Corp.	456	27,228
Baker Hughes Co.	694	23,721
Kinder Morgan, Inc.	1,334	23,532
Halliburton Co.	618	22,341
Devon Energy Corp.	442	20,023
Diamondback Energy, Inc.	124	19,230
Targa Resources Corp.	153	13,291
Coterra Energy, Inc. — Class A	519	13,245
First Solar, Inc.*	74	12,749
Enphase Energy, Inc.*	94	12,421
Equities Corp.	284	10,979
Marathon Oil Corp.	404	9,761
APA Corp.	211	7,571
Total Energy		1,099,148

Utilities — 1.8%
NextEra Energy, Inc.	1,416	86,008
Southern Co.	753	52,800
Duke Energy Corp.	532	51,625
Sempra	434	32,433
American Electric Power Company, Inc.	363	29,483
Dominion Energy, Inc.	577	27,119
PG&E Corp.	1,472	26,540
Constellation Energy Corp.	220	25,716
Exelon Corp.	687	24,663
Xcel Energy, Inc.	381	23,588
Consolidated Edison, Inc.	238	21,651
Public Service Enterprise Group, Inc.	344	21,036
Edison International	264	18,873
WEC Energy Group, Inc.	218	18,349
American Water Works Company, Inc.	134	17,687
DTE Energy Co.	142	15,657
Eversource Energy	241	14,874
Entergy Corp.	146	14,774
PPL Corp.	509	13,794
Ameren Corp.	181	13,094
FirstEnergy Corp.	356	13,051
CenterPoint Energy, Inc.	436	12,456
Atmos Energy Corp.	102	11,822
CMS Energy Corp.	201	11,672
Alliant Energy Corp.	176	9,029
AES Corp.	462	8,893
Evergy, Inc.	159	8,300
NRG Energy, Inc.	156	8,065
NiSource, Inc.	285	7,566
Pinnacle West Capital Corp.	78	5,604
Total Utilities		646,222

Basic Materials — 1.5%
Linde plc	335	137,588
Sherwin-Williams Co.	163	50,840
Freeport-McMoRan, Inc.	990	42,145
Air Products and Chemicals, Inc.	153	41,891
Ecolab, Inc.	175	34,711
Newmont Corp.	795	32,905
Nucor Corp.	170	29,587
Dow, Inc.	484	26,543
PPG Industries, Inc.	163	24,377
DuPont de Nemours, Inc.	297	22,848
LyondellBasell Industries N.V. — Class A	177	16,829
International Flavors & Fragrances, Inc.	176	14,251
Steel Dynamics, Inc.	105	12,400
Albemarle Corp.	81	11,703
Celanese Corp. — Class A	68	10,565
CF Industries Holdings, Inc.	132	10,494
International Paper Co.	239	8,640
Mosaic Co.	226	8,075
Eastman Chemical Co.	81	7,275
FMC Corp.	86	5,422
Total Basic Materials		549,089

Total Common Stocks
(Cost $21,039,713)		27,623,782

MUTUAL FUNDS† - 10.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	202,415	1,993,787
Guggenheim Strategy Fund II1	78,932	1,933,823
Total Mutual Funds
(Cost $3,941,469)		3,927,610

	Face Amount
U.S. TREASURY BILLS†† - 3.2%
U.S. Treasury Bills
5.27% due 02/22/24[2,3]	$600,000	595,540
5.17% due 01/09/24[3,4]	349,000	348,644
5.24% due 02/22/24[2,3]	200,000	198,513
Total U.S. Treasury Bills
(Cost $1,142,510)		1,142,697

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 10.7%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[2]	$2,146,256	$2,146,256
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[2]	1,729,638	1,729,638
Total Repurchase Agreements
(Cost $3,875,894)		3,875,894

Total Investments — 101.4%
(Cost $29,999,586)		$36,569,983
Other Assets & Liabilities, net — (1.4)%		(497,086)
Total Net Assets — 100.0%		$36,072,897

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	2	Mar 2024	$481,900	$14,107

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	03/21/24	3,205	$15,289,390	$219,861
BNP Paribas	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	03/21/24	429	2,045,155	30,651
Barclays Bank plc	S&P 500 Index	Pay	5.85% (SOFR + 0.45%)	At Maturity	03/20/24	1,823	8,693,062	2,659
							$26,027,607	$253,171

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,623,782	$—	$—	$27,623,782
Mutual Funds	3,927,610	—	—	3,927,610
U.S. Treasury Bills	—	1,142,697	—	1,142,697
Repurchase Agreements	—	3,875,894	—	3,875,894
Equity Futures Contracts**	14,107	—	—	14,107
Equity Index Swap Agreements**	—	253,171	—	253,171
Total Assets	$31,565,499	$5,271,762	$—	$36,837,261

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,897,514	$—	$—	$—	$36,309	$1,933,823	78,932	$103,460
Guggenheim Ultra Short Duration Fund — Institutional Class	1,951,280	—	—	—	42,507	1,993,787	202,415	105,585
	$3,848,794	$—	$—	$—	$78,816	$3,927,610		$209,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $22,182,223)	$28,766,479
Investments in affiliated issuers, at value (cost $3,941,469)	3,927,610
Repurchase agreements, at value (cost $3,875,894)	3,875,894
Cash	210
Segregated cash with broker	85,097
Unrealized appreciation on OTC swap agreements	253,171
Receivables:
Dividends	43,618
Interest	1,724
Total assets	36,953,803

Liabilities:
Segregated cash due to broker	260,000
Payable for:
Fund shares redeemed	460,396
Swap settlement	27,283
Management fees	21,595
Transfer agent fees	9,593
Investor service fees	7,338
Portfolio accounting and administration fees	3,082
Variation margin on futures contracts	1,325
Securities purchased	661
Trustees’ fees*	422
Miscellaneous	89,211
Total liabilities	880,906
Net assets	$36,072,897

Net assets consist of:
Paid in capital	$40,533,243
Total distributable earnings (loss)	(4,460,346)
Net assets	$36,072,897
Capital shares outstanding	224,924
Net asset value per share	$160.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $100)	$360,816
Dividends from securities of affiliated issuers	209,045
Interest	170,482
Income from securities lending, net	193
Total investment income	740,536

Expenses:
Management fees	216,427
Investor service fees	72,142
Transfer agent fees	69,329
Professional fees	48,393
Portfolio accounting and administration fees	44,728
Interest expense	14,405
Custodian fees	4,218
Trustees’ fees*	4,186
Line of credit fees	62
Miscellaneous	33,158
Total expenses	507,048
Less:
Expenses reimbursed by Adviser	(6,320)
Expenses waived by Adviser	(4,927)
Total waived/reimbursed expenses	(11,247)
Net expenses	495,801
Net investment income	244,735

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(578,034)
Swap agreements	2,016,197
Futures contracts	484,775
Net realized gain	1,922,938
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,154,736
Investments in affiliated issuers	78,816
Swap agreements	653,769
Futures contracts	63,170
Net change in unrealized appreciation (depreciation)	4,950,491
Net realized and unrealized gain	6,873,429
Net increase in net assets resulting from operations	$7,118,164

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$244,735	$30,402
Net realized gain (loss) on investments	1,922,938	(10,780,242)
Net change in unrealized appreciation (depreciation) on investments	4,950,491	(6,568,464)
Net increase (decrease) in net assets resulting from operations	7,118,164	(17,318,304)

Distributions to shareholders	—	(3,401,154)

Capital share transactions:
Proceeds from sale of shares	171,778,579	258,422,284
Distributions reinvested	—	3,401,154
Cost of shares redeemed	(159,337,276)	(288,174,715)
Net increase (decrease) from capital share transactions	12,441,303	(26,351,277)
Net increase (decrease) in net assets	19,559,467	(47,070,735)

Net assets:
Beginning of year	16,513,430	63,584,165
End of year	$36,072,897	$16,513,430

Capital share activity:
Shares sold	1,240,816	1,691,174
Shares issued from reinvestment of distributions	—	26,925
Shares redeemed	(1,154,954)	(1,902,255)
Net increase (decrease) in shares	85,862	(184,156)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$118.75	$196.72	$144.74	$135.68	$94.55
Income (loss) from investment operations:
Net investment income (loss)[a]	1.17	.15	(.76)	(.30)	.90
Net gain (loss) on investments (realized and unrealized)	40.46	(58.50)	60.70	24.12	41.55
Total from investment operations	41.63	(58.35)	59.94	23.82	42.45
Less distributions from:
Net investment income	—	(.67)	(.61)	(1.16)	(1.32)
Net realized gains	—	(18.95)	(7.35)	(13.60)	—
Total distributions	—	(19.62)	(7.96)	(14.76)	(1.32)
Net asset value, end of period	$160.38	$118.75	$196.72	$144.74	$135.68

Total Return[b]	35.06%	(30.26%)	42.18%	20.03%	45.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,073	$16,513	$63,584	$45,692	$36,545
Ratios to average net assets:
Net investment income (loss)	0.85%	0.10%	(0.44%)	(0.24%)	0.77%
Total expenses[c]	1.76%	1.67%	1.60%	1.73%	1.72%
Net expenses[d]	1.72%	1.65%	1.57%	1.68%	1.66%
Portfolio turnover rate	413%	748%	408%	650%	336%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. The Fund returned -14.95%, while the S&P 500 Index returned 26.29% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Consumer Discretionary, and Communication Services. The sectors detracting the most from the return of the underlying index were Utilities and Energy.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Pfizer, Inc., Chevron Corp., and Johnson & Johnson.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: June 9, 1997

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	18.1%
Guggenheim Strategy Fund II	18.1%
Total	36.2%

“Largest Holdings” excludes any temporary cash or derivative investments. The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(14.95%)	(15.41%)	(12.35%)
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 36.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	21,574	$212,500
Guggenheim Strategy Fund II1	8,649	211,890
Total Mutual Funds
(Cost $425,277)		424,390

	Face Amount
U.S. TREASURY BILLS†† - 18.9%
U.S. Treasury Bills
5.21% due 01/04/24[2]	$200,000	199,942
5.17% due 01/09/24[2,3]	22,000	21,978
Total U.S. Treasury Bills
(Cost $221,888)		221,920

FEDERAL AGENCY DISCOUNT NOTES†† - 17.0%
Farmer Mac
4.59% due 01/05/24[2]	100,000	99,942
Federal Home Loan Bank
5.26% due 01/10/24[2]	100,000	99,868
Total Federal Agency Discount Notes
(Cost $199,810)		199,810

REPURCHASE AGREEMENTS††,4 - 25.2%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[5]	163,419	163,419
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[5]	131,697	131,697
Total Repurchase Agreements
(Cost $295,116)		295,116

Total Investments — 97.3%
(Cost $1,142,091)		$1,141,236
Other Assets & Liabilities, net — 2.7%		31,610
Total Net Assets — 100.0%		$1,172,846

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	2	Mar 2024	$481,900	$(14,108)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	Receive	5.70% (SOFR + 0.30%)	At Maturity	03/20/24	74	$353,033	$112
Goldman Sachs International	S&P 500 Index	Receive	5.63% (Federal Funds Rate + 0.30%)	At Maturity	03/21/24	34	164,491	(2,466)
BNP Paribas	S&P 500 Index	Receive	5.53% (Federal Funds Rate + 0.20%)	At Maturity	03/21/24	36	172,452	(2,585)
							$689,976	$(4,939)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$424,390	$—	$—	$424,390
U.S. Treasury Bills	—	221,920	—	221,920
Federal Agency Discount Notes	—	199,810	—	199,810
Repurchase Agreements	—	295,116	—	295,116
Equity Index Swap Agreements**	—	112	—	112
Total Assets	$424,390	$716,958	$—	$1,141,348

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$14,108	$—	$—	$14,108
Equity Index Swap Agreements**	—	5,051	—	5,051
Total Liabilities	$14,108	$5,051	$—	$19,159

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$345,744	$—	$(140,000)	$(2,405)	$8,551	$211,890	8,649	$17,626
Guggenheim Ultra Short Duration Fund — Institutional Class	583,470	—	(380,000)	(6,441)	15,471	212,500	21,574	23,092
	$929,214	$—	$(520,000)	$(8,846)	$24,022	$424,390		$40,718

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $421,698)	$421,730
Investments in affiliated issuers, at value (cost $425,277)	424,390
Repurchase agreements, at value (cost $295,116)	295,116
Segregated cash with broker	34,745
Unrealized appreciation on OTC swap agreements	112
Receivables:
Fund shares sold	4,853
Dividends	2,829
Variation margin on futures contracts	1,325
Interest	132
Total assets	1,185,232

Liabilities:
Unrealized depreciation on OTC swap agreements	5,051
Payable for:
Fund shares redeemed	1,934
Professional fees	1,784
Management fees	861
Transfer agent fees	538
Investor service fees	257
Swap settlement	199
Portfolio accounting and administration fees	56
Trustees’ fees*	16
Miscellaneous	1,690
Total liabilities	12,386
Net assets	$1,172,846

Net assets consist of:
Paid in capital	$20,416,214
Total distributable earnings (loss)	(19,243,368)
Net assets	$1,172,846
Capital shares outstanding	39,066
Net asset value per share	$30.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$40,718
Interest	120,912
Total investment income	161,630

Expenses:
Management fees	28,737
Investor service fees	7,982
Transfer agent fees	9,039
Portfolio accounting and administration fees	4,949
Professional fees	2,808
Trustees’ fees*	811
Custodian fees	480
Interest expense	168
Line of credit fees	84
Miscellaneous	4,316
Total expenses	59,374
Less:
Expenses reimbursed by Adviser	(2,014)
Expenses waived by Adviser	(1,096)
Total waived/reimbursed expenses	(3,110)
Net expenses	56,264
Net investment income	105,366

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	247
Investments in affiliated issuers	(8,846)
Swap agreements	(555,304)
Futures contracts	119,198
Net realized loss	(444,705)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(219)
Investments in affiliated issuers	24,022
Swap agreements	(137,992)
Futures contracts	(63,177)
Net change in unrealized appreciation (depreciation)	(177,366)
Net realized and unrealized loss	(622,071)
Net decrease in net assets resulting from operations	$(516,705)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$105,366	$10,322
Net realized loss on investments	(444,705)	(976,297)
Net change in unrealized appreciation (depreciation) on investments	(177,366)	184,393
Net decrease in net assets resulting from operations	(516,705)	(781,582)

Distributions to shareholders	(45,498)	—

Capital share transactions:
Proceeds from sale of shares	93,249,805	456,862,080
Distributions reinvested	45,498	—
Cost of shares redeemed	(97,716,195)	(452,412,255)
Net increase (decrease) from capital share transactions	(4,420,892)	4,449,825
Net increase (decrease) in net assets	(4,983,095)	3,668,243

Net assets:
Beginning of year	6,155,941	2,487,698
End of year	$1,172,846	$6,155,941

Capital share activity:
Shares sold	2,800,795	13,220,617
Shares issued from reinvestment of distributions	1,477	—
Shares redeemed	(2,933,004)	(13,130,813)
Net increase (decrease) in shares	(130,732)	89,804

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$36.25	$31.10	$41.16	$55.29	$72.35
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	.05	(.53)	(.48)	.44
Net gain (loss) on investments (realized and unrealized)	(6.51)	5.10 [e]	(9.53)	(13.31)	(16.97)
Total from investment operations	(5.40)	5.15	(10.06)	(13.79)	(16.53)
Less distributions from:
Net investment income	(.83)	—	—	(.34)	(.53)
Total distributions	(.83)	—	—	(.34)	(.53)
Net asset value, end of period	$30.02	$36.25	$31.10	$41.16	$55.29

Total Return[b]	(14.95%)	16.56%	(24.44%)	(25.02%)	(22.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,173	$6,156	$2,488	$1,407	$1,759
Ratios to average net assets:
Net investment income (loss)	3.30%	0.13%	(1.48%)	(0.93%)	0.71%
Total expenses[c]	1.86%	1.82%	1.74%	1.88%	1.88%
Net expenses[d]	1.76%	1.75%	1.69%	1.83%	1.82%
Portfolio turnover rate	—	—	1,675%	1,417%	442%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter (“OTC”) securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the Reporting Period, the NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund returned 53.22%, while the NASDAQ-100 Index returned 55.13% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Communication Services, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Utilities.

The holdings contributing the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Apple, Inc. The holdings detracting the most were Moderna, Inc., Enphase Energy, Inc., and JD.com, Inc. ADR – Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 7, 1997

Ten Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	7.6%
Apple, Inc.	7.5%
Guggenheim Strategy Fund II	7.3%
Microsoft Corp.	7.0%
Amazon.com, Inc.	3.9%
Broadcom, Inc.	3.4%
Meta Platforms, Inc. — Class A	3.1%
NVIDIA Corp.	3.1%
Tesla, Inc.	3.0%
Alphabet, Inc. — Class A	2.1%
Top Ten Total	48.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	53.22%	20.24%	15.86%
NASDAQ-100 Index	55.13%	22.66%	17.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 80.8%

Technology — 38.7%
Apple, Inc.	45,554	$8,770,512
Microsoft Corp.	21,769	8,186,015
Broadcom, Inc.	3,534	3,944,827
NVIDIA Corp.	7,235	3,582,917
Adobe, Inc.*	3,444	2,054,690
Advanced Micro Devices, Inc.*	12,221	1,801,498
Intel Corp.	31,895	1,602,724
Intuit, Inc.	2,118	1,323,814
QUALCOMM, Inc.	8,420	1,217,785
Texas Instruments, Inc.	6,871	1,171,231
Applied Materials, Inc.	6,328	1,025,579
Lam Research Corp.	997	780,910
Analog Devices, Inc.	3,754	745,394
Micron Technology, Inc.	8,350	712,589
KLA Corp.	1,028	597,576
Synopsys, Inc.*	1,151	592,661
Cadence Design Systems, Inc.*	2,058	560,537
ASML Holding N.V. — Class G	664	502,595
NXP Semiconductor N.V.	1,950	447,876
Roper Technologies, Inc.	808	440,497
Crowdstrike Holdings, Inc. — Class A*	1,722	439,661
Workday, Inc. — Class A*	1,581	436,451
Autodesk, Inc.*	1,617	393,707
Marvell Technology, Inc.	6,527	393,643
Microchip Technology, Inc.	4,093	369,107
Fortinet, Inc.*	5,809	340,001
Paychex, Inc.	2,733	325,528
Cognizant Technology Solutions Corp. — Class A	3,793	286,485
Atlassian Corp. — Class A*	1,173	279,010
Electronic Arts, Inc.	2,036	278,545
Datadog, Inc. — Class A*	2,286	277,475
ON Semiconductor Corp.*	3,258	272,141
GLOBALFOUNDRIES, Inc.*,1	4,144	251,126
Zscaler, Inc.*	1,122	248,590
ANSYS, Inc.*	657	238,412
MongoDB, Inc.*	540	220,779
Take-Two Interactive Software, Inc.*	1,287	207,143
Splunk, Inc.*	1,275	194,246
Total Technology		45,514,277

Communications — 20.3%
Amazon.com, Inc.*	30,268	4,598,920
Meta Platforms, Inc. — Class A*	10,343	3,661,008
Alphabet, Inc. — Class A*	17,334	2,421,387
Alphabet, Inc. — Class C*	16,768	2,363,114
Netflix, Inc.*	3,311	1,612,060
Cisco Systems, Inc.	30,741	1,553,036
T-Mobile US, Inc.	8,749	1,402,727
Comcast Corp. — Class A	30,379	1,332,119
Booking Holdings, Inc.*	264	936,466
PDD Holdings, Inc. ADR*	5,053	739,304
Palo Alto Networks, Inc.*	2,385	703,289
MercadoLibre, Inc.*	382	600,328
Airbnb, Inc. — Class A*	3,289	447,765
Charter Communications, Inc. — Class A*	1,119	434,933
DoorDash, Inc. — Class A*	2,805	277,386
Trade Desk, Inc. — Class A*	3,376	242,937
CDW Corp.	1,013	230,275
Warner Bros Discovery, Inc.*	18,448	209,938
Sirius XM Holdings, Inc.[1]	29,042	158,860
Total Communications		23,925,852

Consumer, Non-cyclical — 10.6%
PepsiCo, Inc.	10,401	1,766,506
Amgen, Inc.	4,049	1,166,193
Intuitive Surgical, Inc.*	2,663	898,390
Vertex Pharmaceuticals, Inc.*	1,949	793,029
Gilead Sciences, Inc.	9,426	763,600
Mondelez International, Inc. — Class A	10,295	745,667
Automatic Data Processing, Inc.	3,112	725,002
Regeneron Pharmaceuticals, Inc.*	810	711,415
PayPal Holdings, Inc.*	8,156	500,860
Cintas Corp.	771	464,651
Monster Beverage Corp.*	7,871	453,448
Dexcom, Inc.*	2,923	362,715
Keurig Dr Pepper, Inc.	10,579	352,492
IDEXX Laboratories, Inc.*	628	348,571
Kraft Heinz Co.	9,279	343,137
AstraZeneca plc ADR	4,405	296,677
Moderna, Inc.*	2,884	286,814
Biogen, Inc.*	1,096	283,612
CoStar Group, Inc.*	3,089	269,948
GE HealthCare Technologies, Inc.	3,444	266,290
Verisk Analytics, Inc. — Class A	1,097	262,029
Coca-Cola Europacific Partners plc	3,456	230,654
Illumina, Inc.*	1,201	167,227
Total Consumer, Non-cyclical		12,458,927

Consumer, Cyclical — 8.2%
Tesla, Inc.*	14,094	3,502,077
Costco Wholesale Corp.	3,349	2,210,608
Starbucks Corp.	8,599	825,590
Marriott International, Inc. — Class A	2,222	501,083
Lululemon Athletica, Inc.*	919	469,876
O’Reilly Automotive, Inc.*	448	425,636
PACCAR, Inc.	3,957	386,401
Copart, Inc.*	7,264	355,936
Ross Stores, Inc.	2,562	354,555
Fastenal Co.	4,323	280,001
Dollar Tree, Inc.*	1,648	234,098
Walgreens Boots Alliance, Inc.	6,536	170,655
Total Consumer, Cyclical		9,716,516

Industrial — 1.6%
Honeywell International, Inc.	4,987	1,045,824
CSX Corp.	14,950	518,317
Old Dominion Freight Line, Inc.	825	334,397
Total Industrial		1,898,538

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NASDAQ-100® FUND

	Shares	Value
Utilities — 1.0%
American Electric Power Company, Inc.	3,978	$323,093
Constellation Energy Corp.	2,416	282,406
Exelon Corp.	7,531	270,363
Xcel Energy, Inc.	4,175	258,475
Total Utilities		1,134,337

Energy — 0.4%
Baker Hughes Co.	7,612	260,178
Diamondback Energy, Inc.	1,354	209,978
Total Energy		470,156

Total Common Stocks
(Cost $52,216,659)		95,118,603

MUTUAL FUNDS† - 14.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	909,569	8,959,250
Guggenheim Strategy Fund II2	347,696	8,518,558
Total Mutual Funds
(Cost $17,605,877)		17,477,808

	Face Amount
U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
5.27% due 02/22/24[3,4]	$700,000	694,796
5.17% due 01/09/24[4,5]	389,000	388,603
5.23% due 02/22/24[3,4]	100,000	99,257
Total U.S. Treasury Bills
(Cost $1,182,460)		1,182,656

REPURCHASE AGREEMENTS††,6 - 3.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[3]	2,266,676	2,266,676
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[3]	1,826,683	1,826,683
Total Repurchase Agreements
(Cost $4,093,359)		4,093,359

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[8]	322,836	322,836
Total Securities Lending Collateral
(Cost $322,836)		322,836

Total Investments — 100.5%
(Cost $75,421,191)		$118,195,262
Other Assets & Liabilities, net — (0.5)%		(531,794)
Total Net Assets — 100.0%		$117,663,468

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	23	Mar 2024	$7,828,855	$262,234

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	03/21/24	276	$4,641,505	$63,266
BNP Paribas	NASDAQ-100 Index	Pay	5.98% (Federal Funds Rate + 0.65%)	At Maturity	03/21/24	78	1,318,110	21,300
Barclays Bank plc	NASDAQ-100 Index	Pay	5.90% (SOFR + 0.50%)	At Maturity	03/20/24	517	8,701,970	7,284
							$14,661,585	$91,850

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$95,118,603	$—	$—	$95,118,603
Mutual Funds	17,477,808	—	—	17,477,808
U.S. Treasury Bills	—	1,182,656	—	1,182,656
Repurchase Agreements	—	4,093,359	—	4,093,359
Securities Lending Collateral	322,836	—	—	322,836
Equity Futures Contracts**	262,234	—	—	262,234
Equity Index Swap Agreements**	—	91,850	—	91,850
Total Assets	$113,181,481	$5,367,865	$—	$118,549,346

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,341,915	$—	$(2,000,000)	$(56,673)	$233,316	$8,518,558	347,696	$484,573
Guggenheim Ultra Short Duration Fund — Institutional Class	11,246,136	—	(2,500,000)	(57,588)	270,702	8,959,250	909,569	513,987
	$21,588,051	$—	$(4,500,000)	$(114,261)	$504,018	$17,477,808		$998,560

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $307,487 of securities loaned (cost $53,721,955)	$96,624,095
Investments in affiliated issuers, at value (cost $17,605,877)	17,477,808
Repurchase agreements, at value (cost $4,093,359)	4,093,359
Segregated cash with broker	103,661
Unrealized appreciation on OTC swap agreements	91,850
Receivables:
Fund shares sold	209,761
Dividends	174,250
Securities lending income	3,375
Interest	1,821
Total assets	118,779,980

Liabilities:
Segregated cash due to broker	50,000
Payable for:
Return of securities lending collateral	322,836
Fund shares redeemed	219,050
Professional fees	170,021
Management fees	71,447
Transfer agent fees	35,573
Variation margin on futures contracts	32,775
Investor service fees	24,446
Swap settlement	23,358
Portfolio accounting and administration fees	10,267
Trustees’ fees*	1,455
Miscellaneous	155,284
Total liabilities	1,116,512
Net assets	$117,663,468

Net assets consist of:
Paid in capital	$77,282,856
Total distributable earnings (loss)	40,380,612
Net assets	$117,663,468
Capital shares outstanding	1,659,331
Net asset value per share	$70.91

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,066)	$733,848
Dividends from securities of affiliated issuers	998,560
Interest	292,945
Income from securities lending, net	17,362
Total investment income	2,042,715

Expenses:
Management fees	763,604
Investor service fees	254,535
Transfer agent fees	242,971
Professional fees	180,003
Portfolio accounting and administration fees	157,809
Interest expense	34,290
Custodian fees	14,354
Trustees’ fees*	14,302
Line of credit fees	142
Miscellaneous	149,474
Total expenses	1,811,484
Less:
Expenses reimbursed by Adviser	(23,948)
Expenses waived by Adviser	(24,118)
Total waived/reimbursed expenses	(48,066)
Net expenses	1,763,418
Net investment income	279,297

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,163,338
Investments in affiliated issuers	(114,261)
Swap agreements	5,781,563
Futures contracts	2,526,898
Net realized gain	10,357,538
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	27,484,998
Investments in affiliated issuers	504,018
Swap agreements	1,004,947
Futures contracts	1,025,100
Net change in unrealized appreciation (depreciation)	30,019,063
Net realized and unrealized gain	40,376,601
Net increase in net assets resulting from operations	$40,655,898

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$279,297	$(270,589)
Net realized gain (loss) on investments	10,357,538	(10,289,162)
Net change in unrealized appreciation (depreciation) on investments	30,019,063	(35,956,099)
Net increase (decrease) in net assets resulting from operations	40,655,898	(46,515,850)

Distributions to shareholders	—	(2,858,771)

Capital share transactions:
Proceeds from sale of shares	257,963,732	205,400,530
Distributions reinvested	—	2,858,771
Cost of shares redeemed	(245,915,865)	(233,329,698)
Net increase (decrease) from capital share transactions	12,047,867	(25,070,397)
Net increase (decrease) in net assets	52,703,765	(74,445,018)

Net assets:
Beginning of year	64,959,703	139,404,721
End of year	$117,663,468	$64,959,703

Capital share activity:
Shares sold	4,399,571	3,593,298
Shares issued from reinvestment of distributions	—	54,113
Shares redeemed	(4,143,834)	(4,156,462)
Net increase (decrease) in shares	255,737	(509,051)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$46.28	$72.89	$62.81	$48.86	$36.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.17)	(.56)	(.31)	.18
Net gain (loss) on investments (realized and unrealized)	24.47	(24.48)	16.09	21.04	13.20
Total from investment operations	24.63	(24.65)	15.53	20.73	13.38
Less distributions from:
Net investment income	—	—	—	(.17)	(.05)
Net realized gains	—	(1.96)	(5.45)	(6.61)	(1.03)
Total distributions	—	(1.96)	(5.45)	(6.78)	(1.08)
Net asset value, end of period	$70.91	$46.28	$72.89	$62.81	$48.86

Total Return[b]	53.22%	(34.14%)	25.54%	44.96%	36.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,663	$64,960	$139,405	$112,787	$86,623
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.30%)	(0.83%)	(0.58%)	0.41%
Total expenses[c]	1.78%	1.71%	1.63%	1.76%	1.76%
Net expenses[d]	1.73%	1.68%	1.61%	1.72%	1.70%
Portfolio turnover rate	151%	168%	57%	142%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse NASDAQ-100 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index. The Fund returned -31.85%, while the NASDAQ-100 Index returned 55.13% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Communication Services, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Utilities.

The holdings contributing the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Apple, Inc. The holdings detracting the most were Moderna, Inc., Enphase Energy, Inc., and JD.com, Inc. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 21, 2001

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	18.1%
Guggenheim Strategy Fund II	17.8%
Total	35.9%

“Largest Holdings” excludes any temporary cash or derivative investments. The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(31.85%)	(21.10%)	(17.63%)
NASDAQ-100 Index	55.13%	22.66%	17.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2023
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 35.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	18,765	$184,832
Guggenheim Strategy Fund II1	7,386	180,958
Total Mutual Funds
(Cost $368,699)		365,790

	Face Amount
U.S. TREASURY BILLS†† - 19.6%
U.S. Treasury Bills
5.21% due 01/04/24[2]	$200,000	199,941
Total U.S. Treasury Bills
(Cost $199,913)		199,941

FEDERAL AGENCY DISCOUNT NOTES†† - 9.8%
Federal Home Loan Bank
5.26% due 01/10/24[2]	100,000	99,869
Total Federal Agency Discount Notes
(Cost $99,869)		99,869

REPURCHASE AGREEMENTS††,3 - 64.1%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[4]	361,653	361,653
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[4]	291,451	291,451
Total Repurchase Agreements
(Cost $653,104)		653,104

Total Investments — 129.4%
(Cost $1,321,585)		$1,318,704
Other Assets & Liabilities, net — (29.4)%		(299,688)
Total Net Assets — 100.0%		$1,019,016

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	Receive	5.63% (Federal Funds Rate + 0.30%)	At Maturity	03/21/24	24	$408,354	$969
Barclays Bank plc	NASDAQ-100 Index	Receive	5.75% (SOFR + 0.35%)	At Maturity	03/20/24	13	219,794	(174)
BNP Paribas	NASDAQ-100 Index	Receive	5.58% (Federal Funds Rate + 0.25%)	At Maturity	03/21/24	22	370,715	(5,984)
							$998,863	$(5,189)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$365,790	$—	$—	$365,790
U.S. Treasury Bills	—	199,941	—	199,941
Federal Agency Discount Notes	—	99,869	—	99,869
Repurchase Agreements	—	653,104	—	653,104
Equity Index Swap Agreements**	—	969	—	969
Total Assets	$365,790	$953,883	$—	$1,319,673

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$6,158	$—	$6,158

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$261,546	$—	$(85,000)	$(1,885)	$6,297	$180,958	7,386	$12,814
Guggenheim Ultra Short Duration Fund — Institutional Class	220,078	—	(40,000)	(325)	5,079	184,832	18,765	11,874
	$481,624	$—	$(125,000)	$(2,210)	$11,376	$365,790		$24,688

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $299,782)	$299,810
Investments in affiliated issuers, at value (cost $368,699)	365,790
Repurchase agreements, at value (cost $653,104)	653,104
Segregated cash with broker	18,000
Unrealized appreciation on OTC swap agreements	969
Receivables:
Fund shares sold	9,408
Dividends	2,056
Interest	291
Total assets	1,349,428

Liabilities:
Unrealized depreciation on OTC swap agreements	6,158
Payable for:
Fund shares redeemed	315,188
Swap settlement	4,249
Management fees	788
Transfer agent fees	424
Investor service fees	232
Portfolio accounting and administration fees	51
Trustees’ fees*	14
Miscellaneous	3,308
Total liabilities	330,412
Net assets	$1,019,016

Net assets consist of:
Paid in capital	$10,522,148
Total distributable earnings (loss)	(9,503,132)
Net assets	$1,019,016
Capital shares outstanding	59,260
Net asset value per share	$17.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$24,688
Interest	117,445
Total investment income	142,133

Expenses:
Management fees	25,241
Investor service fees	7,011
Transfer agent fees	7,808
Professional fees	5,527
Portfolio accounting and administration fees	4,347
Trustees’ fees*	740
Interest expense	491
Custodian fees	425
Miscellaneous	1,593
Total expenses	53,183
Less:
Expenses reimbursed by Adviser	(1,749)
Expenses waived by Adviser	(555)
Total waived/reimbursed expenses	(2,304)
Net expenses	50,879
Net investment income	91,254

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	73
Investments in affiliated issuers	(2,210)
Swap agreements	(1,398,216)
Net realized loss	(1,400,353)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(365)
Investments in affiliated issuers	11,376
Swap agreements	(272,087)
Net change in unrealized appreciation (depreciation)	(261,076)
Net realized and unrealized loss	(1,661,429)
Net decrease in net assets resulting from operations	$(1,570,175)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$91,254	$9,114
Net realized gain (loss) on investments	(1,400,353)	49,541
Net change in unrealized appreciation (depreciation) on investments	(261,076)	256,268
Net increase (decrease) in net assets resulting from operations	(1,570,175)	314,923

Distributions to shareholders	(9,114)	—

Capital share transactions:
Proceeds from sale of shares	27,111,826	106,230,169
Distributions reinvested	9,114	—
Cost of shares redeemed	(33,221,448)	(99,499,765)
Net increase (decrease) from capital share transactions	(6,100,508)	6,730,404
Net increase (decrease) in net assets	(7,679,797)	7,045,327

Net assets:
Beginning of year	8,698,813	1,653,486
End of year	$1,019,016	$8,698,813

Capital share activity:
Shares sold	1,340,586	4,706,278
Shares issued from reinvestment of distributions	505	—
Shares redeemed	(1,624,065)	(4,451,724)
Net increase (decrease) in shares	(282,974)	254,554

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$25.42	$18.86	$25.30	$41.21	$57.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.03	(.27)	(.33)	.34
Net gain (loss) on investments (realized and unrealized)	(8.77)	6.53	(6.17)	(15.28)	(16.47)
Total from investment operations	(8.08)	6.56	(6.44)	(15.61)	(16.13)
Less distributions from:
Net investment income	(.14)	—	—	(.30)	(.30)
Total distributions	(.14)	—	—	(.30)	(.30)
Net asset value, end of period	$17.20	$25.42	$18.86	$25.30	$41.21

Total Return[b]	(31.85%)	34.78%	(25.45%)	(38.00%)	(28.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,019	$8,699	$1,653	$464	$592
Ratios to average net assets:
Net investment income (loss)	3.25%	0.12%	(1.23%)	(0.93%)	0.70%
Total expenses[c]	1.90%	1.94%	1.78%	1.92%	1.92%
Net expenses[d]	1.81%	1.88%	1.71%	1.87%	1.84%
Portfolio turnover rate	—	63%	430%	681%	418%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. The Fund returned 45.04%, while the S&P 500 Index returned 26.29% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Consumer Discretionary, and Communication Services. The sectors detracting the most from the return of the underlying index were Utilities and Energy.

The holdings contributing the most to the return of the underlying index were Microsoft Corp., Apple, Inc., and NVIDIA Corp. The holdings detracting the most were Pfizer, Inc., Chevron Corp., and Johnson & Johnson.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	5.6%
Microsoft Corp.	5.6%
Amazon.com, Inc.	2.7%
NVIDIA Corp.	2.4%
Alphabet, Inc. — Class A	1.6%
Meta Platforms, Inc. — Class A	1.6%
Alphabet, Inc. — Class C	1.4%
Tesla, Inc.	1.4%
Berkshire Hathaway, Inc. — Class B	1.3%
JPMorgan Chase & Co.	1.0%
Top Ten Total	24.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	45.04%	21.56%	16.87%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 79.5%

Technology — 22.1%
Apple, Inc.	10,439	$2,009,821
Microsoft Corp.	5,307	1,995,644
NVIDIA Corp.	1,763	873,073
Broadcom, Inc.	313	349,386
Adobe, Inc.*	326	194,492
Salesforce, Inc.*	695	182,882
Advanced Micro Devices, Inc.*	1,153	169,964
Accenture plc — Class A	448	157,208
Intel Corp.	3,011	151,303
Intuit, Inc.	200	125,006
Oracle Corp.	1,135	119,663
QUALCOMM, Inc.	795	114,981
Texas Instruments, Inc.	649	110,628
International Business Machines Corp.	652	106,634
ServiceNow, Inc.*	147	103,854
Applied Materials, Inc.	598	96,918
Lam Research Corp.	95	74,410
Analog Devices, Inc.	356	70,687
Micron Technology, Inc.	784	66,907
Fiserv, Inc.*	429	56,988
KLA Corp.	97	56,386
Synopsys, Inc.*	109	56,125
Cadence Design Systems, Inc.*	195	53,112
NXP Semiconductor N.V.	184	42,261
Roper Technologies, Inc.	76	41,433
Autodesk, Inc.*	153	37,253
Microchip Technology, Inc.	386	34,809
MSCI, Inc. — Class A	56	31,676
Paychex, Inc.	230	27,395
Cognizant Technology Solutions Corp. — Class A	358	27,040
Fortinet, Inc.*	455	26,631
ON Semiconductor Corp.*	307	25,644
Fidelity National Information Services, Inc.	423	25,410
Electronic Arts, Inc.	175	23,942
ANSYS, Inc.*	62	22,499
Monolithic Power Systems, Inc.	34	21,446
Fair Isaac Corp.*	18	20,952
HP, Inc.	621	18,686
Take-Two Interactive Software, Inc.*	113	18,187
Broadridge Financial Solutions, Inc.	84	17,283
Hewlett Packard Enterprise Co.	916	15,554
PTC, Inc.*	85	14,872
NetApp, Inc.	150	13,224
Skyworks Solutions, Inc.	114	12,816
Akamai Technologies, Inc.*	108	12,782
Tyler Technologies, Inc.*	30	12,544
EPAM Systems, Inc.*	41	12,191
Western Digital Corp.*	232	12,150
Seagate Technology Holdings plc	140	11,952
Teradyne, Inc.	109	11,829
Leidos Holdings, Inc.	98	10,607
Zebra Technologies Corp. — Class A*	37	10,113
Jack Henry & Associates, Inc.	52	8,497
Qorvo, Inc.*	69	7,770
Ceridian HCM Holding, Inc.*	111	7,450
Paycom Software, Inc.	35	7,235
Total Technology		7,940,205

Consumer, Non-cyclical — 15.1%
UnitedHealth Group, Inc.	660	347,470
Eli Lilly & Co.	569	331,682
Johnson & Johnson	1,718	269,279
Procter & Gamble Co.	1,683	246,627
Merck & Company, Inc.	1,810	197,326
AbbVie, Inc.	1,261	195,417
PepsiCo, Inc.	981	166,613
Coca-Cola Co.	2,778	163,708
Thermo Fisher Scientific, Inc.	276	146,498
Abbott Laboratories	1,239	136,377
Pfizer, Inc.	4,032	116,081
Amgen, Inc.	382	110,024
Danaher Corp.	469	108,499
Philip Morris International, Inc.	1,108	104,240
S&P Global, Inc.	231	101,760
Intuitive Surgical, Inc.*	251	84,677
Elevance Health, Inc.	168	79,222
Medtronic plc	950	78,261
Vertex Pharmaceuticals, Inc.*	184	74,868
Bristol-Myers Squibb Co.	1,453	74,554
CVS Health Corp.	917	72,406
Stryker Corp.	241	72,170
Gilead Sciences, Inc.	890	72,099
Mondelez International, Inc. — Class A	972	70,402
Automatic Data Processing, Inc.	294	68,493
Regeneron Pharmaceuticals, Inc.*	77	67,628
Zoetis, Inc.	328	64,737
Cigna Group	209	62,585
Boston Scientific Corp.*	1,045	60,412
Altria Group, Inc.	1,262	50,909
Becton Dickinson & Co.	207	50,473
PayPal Holdings, Inc.*	770	47,286
Colgate-Palmolive Co.	588	46,869
McKesson Corp.	95	43,983
Moody’s Corp.	112	43,743
Humana, Inc.	88	40,287
HCA Healthcare, Inc.	141	38,166
Cintas Corp.	62	37,365
Dexcom, Inc.*	276	34,249
Edwards Lifesciences Corp.*	433	33,016
IDEXX Laboratories, Inc.*	59	32,748
Monster Beverage Corp.*	527	30,360
IQVIA Holdings, Inc.*	131	30,311
Kimberly-Clark Corp.	242	29,405
Agilent Technologies, Inc.	210	29,196
Centene Corp.*	381	28,274
United Rentals, Inc.	49	28,098
Constellation Brands, Inc. — Class A	115	27,801
Archer-Daniels-Midland Co.	381	27,516
General Mills, Inc.	415	27,033

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
S&P 500® 2x STRATEGY FUND

	Shares	Value
Biogen, Inc.*	104	$26,912
Kenvue, Inc.	1,230	26,482
Sysco Corp.	360	26,327
CoStar Group, Inc.*	291	25,430
Gartner, Inc.*	56	25,262
Verisk Analytics, Inc. — Class A	104	24,841
Cencora, Inc. — Class A	119	24,440
Estee Lauder Companies, Inc. — Class A	166	24,278
Corteva, Inc.	503	24,104
Keurig Dr Pepper, Inc.	719	23,957
Global Payments, Inc.	186	23,622
Moderna, Inc.*	237	23,570
Quanta Services, Inc.	104	22,443
Equifax, Inc.	88	21,761
Kroger Co.	472	21,575
GE HealthCare Technologies, Inc.	279	21,572
Kraft Heinz Co.	569	21,042
Hershey Co.	108	20,136
West Pharmaceutical Services, Inc.	53	18,662
Zimmer Biomet Holdings, Inc.	149	18,133
ResMed, Inc.	105	18,062
Cardinal Health, Inc.	176	17,741
Church & Dwight Company, Inc.	176	16,643
Illumina, Inc.*	113	15,734
STERIS plc	71	15,609
Molina Healthcare, Inc.*	42	15,175
FleetCor Technologies, Inc.*	52	14,696
Baxter International, Inc.	363	14,034
Align Technology, Inc.*	51	13,974
Laboratory Corporation of America Holdings	61	13,865
Waters Corp.*	42	13,828
Cooper Companies, Inc.	35	13,245
Clorox Co.	88	12,548
Hologic, Inc.*	175	12,504
McCormick & Company, Inc.	179	12,247
Avery Dennison Corp.	57	11,523
Lamb Weston Holdings, Inc.	104	11,241
Quest Diagnostics, Inc.	80	11,030
Tyson Foods, Inc. — Class A	204	10,965
Insulet Corp.*	50	10,849
Kellanova	188	10,511
Bunge Global S.A.	104	10,499
Conagra Brands, Inc.	341	9,773
Revvity, Inc.	88	9,619
J M Smucker Co.	76	9,605
Viatris, Inc.	857	9,281
Charles River Laboratories International, Inc.*	37	8,747
Rollins, Inc.	200	8,734
Bio-Techne Corp.	113	8,719
Teleflex, Inc.	34	8,478
Incyte Corp.*	133	8,351
Molson Coors Beverage Co. — Class B	132	8,080
MarketAxess Holdings, Inc.	27	7,907
Brown-Forman Corp. — Class B	131	7,480
Henry Schein, Inc.*	94	7,117
Universal Health Services, Inc. — Class B	44	6,707
Robert Half, Inc.	76	6,682
Hormel Foods Corp.	207	6,647
Campbell Soup Co.	140	6,052
Catalent, Inc.*	129	5,796
Dentsply Sirona, Inc.	152	5,410
Bio-Rad Laboratories, Inc. — Class A*	15	4,843
DaVita, Inc.*	39	4,086
Total Consumer, Non-cyclical		5,420,389

Financial — 11.2%
Berkshire Hathaway, Inc. — Class B*	1,299	463,301
JPMorgan Chase & Co.	2,065	351,257
Visa, Inc. — Class A	1,139	296,539
Mastercard, Inc. — Class A	591	252,067
Bank of America Corp.	4,916	165,522
Wells Fargo & Co.	2,594	127,677
Goldman Sachs Group, Inc.	233	89,884
Prologis, Inc. REIT	660	87,978
Morgan Stanley	903	84,205
BlackRock, Inc. — Class A	100	81,180
American Express Co.	411	76,997
Charles Schwab Corp.	1,062	73,065
American Tower Corp. — Class A REIT	333	71,888
Citigroup, Inc.	1,367	70,319
Marsh & McLennan Companies, Inc.	353	66,883
Progressive Corp.	418	66,579
Blackstone, Inc. — Class A	507	66,376
Chubb Ltd.	292	65,992
CME Group, Inc. — Class A	257	54,124
Equinix, Inc. REIT	67	53,961
Intercontinental Exchange, Inc.	409	52,528
U.S. Bancorp	1,113	48,171
PNC Financial Services Group, Inc.	284	43,977
Aon plc — Class A	143	41,616
Crown Castle, Inc. REIT	311	35,824
Capital One Financial Corp.	272	35,665
Welltower, Inc. REIT	395	35,617
Truist Financial Corp.	952	35,148
Arthur J Gallagher & Co.	154	34,631
Public Storage REIT	113	34,465
American International Group, Inc.	501	33,943
Simon Property Group, Inc. REIT	233	33,235
Aflac, Inc.	380	31,350
Travelers Companies, Inc.	163	31,050
Realty Income Corp. REIT	517	29,686
MetLife, Inc.	444	29,362
Digital Realty Trust, Inc. REIT	216	29,069
Bank of New York Mellon Corp.	549	28,575
Ameriprise Financial, Inc.	72	27,348
Prudential Financial, Inc.	258	26,757
Allstate Corp.	187	26,176
Extra Space Storage, Inc. REIT	151	24,210
VICI Properties, Inc. REIT	738	23,527
CBRE Group, Inc. — Class A*	218	20,294

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
S&P 500® 2x STRATEGY FUND

	Shares	Value
Discover Financial Services	178	$20,007
Arch Capital Group Ltd.*	266	19,756
SBA Communications Corp. REIT	77	19,534
AvalonBay Communities, Inc. REIT	102	19,097
Weyerhaeuser Co. REIT	521	18,115
Willis Towers Watson plc	74	17,849
Hartford Financial Services Group, Inc.	215	17,282
T. Rowe Price Group, Inc.	160	17,230
State Street Corp.	220	17,041
Fifth Third Bancorp	486	16,762
M&T Bank Corp.	118	16,175
Equity Residential REIT	247	15,107
Raymond James Financial, Inc.	134	14,941
Iron Mountain, Inc. REIT	209	14,626
Ventas, Inc. REIT	287	14,304
Alexandria Real Estate Equities, Inc. REIT	112	14,198
Nasdaq, Inc.	243	14,128
Invitation Homes, Inc. REIT	411	14,019
Cboe Global Markets, Inc.	75	13,392
Huntington Bancshares, Inc.	1,034	13,152
Regions Financial Corp.	665	12,888
Northern Trust Corp.	148	12,488
Principal Financial Group, Inc.	157	12,351
Brown & Brown, Inc.	169	12,018
Cincinnati Financial Corp.	112	11,587
Essex Property Trust, Inc. REIT	46	11,405
Synchrony Financial	296	11,304
Mid-America Apartment Communities, Inc. REIT	83	11,160
Citizens Financial Group, Inc.	333	11,036
Everest Group Ltd.	31	10,961
W R Berkley Corp.	145	10,254
Kimco Realty Corp. REIT	475	10,122
Host Hotels & Resorts, Inc. REIT	504	9,813
KeyCorp	669	9,634
Loews Corp.	131	9,116
UDR, Inc. REIT	216	8,271
Regency Centers Corp. REIT	118	7,906
Healthpeak Properties, Inc. REIT	391	7,742
Camden Property Trust REIT	76	7,546
Globe Life, Inc.	61	7,425
Boston Properties, Inc. REIT	103	7,228
Assurant, Inc.	38	6,403
Franklin Resources, Inc.	201	5,988
Invesco Ltd.	321	5,727
Federal Realty Investment Trust REIT	52	5,359
Comerica, Inc.	94	5,246
Zions Bancorp North America	106	4,650
Total Financial		4,030,361

Communications — 11.2%
Amazon.com, Inc.*	6,494	986,698
Alphabet, Inc. — Class A*	4,226	590,330
Meta Platforms, Inc. — Class A*	1,585	561,027
Alphabet, Inc. — Class C*	3,556	501,147
Netflix, Inc.*	313	152,394
Cisco Systems, Inc.	2,893	146,154
Comcast Corp. — Class A	2,868	125,762
Walt Disney Co.	1,307	118,009
Verizon Communications, Inc.	3,002	113,175
Uber Technologies, Inc.*	1,469	90,446
Booking Holdings, Inc.*	25	88,681
AT&T, Inc.	5,106	85,679
Palo Alto Networks, Inc.*	222	65,463
T-Mobile US, Inc.	363	58,200
Arista Networks, Inc.*	180	42,392
Airbnb, Inc. — Class A*	310	42,203
Motorola Solutions, Inc.	119	37,258
Charter Communications, Inc. — Class A*	72	27,985
CDW Corp.	96	21,823
Warner Bros Discovery, Inc.*	1,584	18,026
Corning, Inc.	549	16,717
eBay, Inc.	371	16,183
Expedia Group, Inc.*	95	14,420
VeriSign, Inc.*	64	13,181
FactSet Research Systems, Inc.	27	12,880
Omnicom Group, Inc.	141	12,198
Gen Digital, Inc.	402	9,174
Interpublic Group of Companies, Inc.	274	8,943
F5, Inc.*	43	7,696
Match Group, Inc.*	195	7,118
Etsy, Inc.*	85	6,889
Juniper Networks, Inc.	228	6,721
News Corp. — Class A	272	6,678
Fox Corp. — Class A	176	5,222
Paramount Global — Class B	345	5,103
Fox Corp. — Class B	94	2,599
News Corp. — Class B	82	2,109
Total Communications		4,026,683

Consumer, Cyclical — 7.2%
Tesla, Inc.*	1,974	490,500
Home Depot, Inc.	714	247,437
Costco Wholesale Corp.	316	208,585
Walmart, Inc.	1,019	160,645
McDonald’s Corp.	518	153,592
NIKE, Inc. — Class B	874	94,890
Lowe’s Companies, Inc.	412	91,691
Starbucks Corp.	816	78,344
TJX Companies, Inc.	817	76,643
Target Corp.	330	46,999
Chipotle Mexican Grill, Inc. — Class A*	20	45,739
Lululemon Athletica, Inc.*	82	41,926
O’Reilly Automotive, Inc.*	42	39,903
Marriott International, Inc. — Class A	176	39,690
PACCAR, Inc.	373	36,423
General Motors Co.	977	35,094
Ford Motor Co.	2,807	34,217
AutoZone, Inc.*	13	33,613
Ross Stores, Inc.	242	33,490
Hilton Worldwide Holdings, Inc.	183	33,322
DR Horton, Inc.	215	32,676
Copart, Inc.*	625	30,625

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
S&P 500® 2x STRATEGY FUND

	Shares	Value
Lennar Corp. — Class A	179	$26,678
WW Grainger, Inc.	32	26,518
Fastenal Co.	408	26,426
Yum! Brands, Inc.	200	26,132
Cummins, Inc.	101	24,197
Royal Caribbean Cruises Ltd.*	168	21,755
Dollar General Corp.	158	21,480
Dollar Tree, Inc.*	149	21,165
Delta Air Lines, Inc.	460	18,505
Aptiv plc*	202	18,123
Ulta Beauty, Inc.*	35	17,150
Tractor Supply Co.	77	16,557
PulteGroup, Inc.	154	15,896
Darden Restaurants, Inc.	86	14,130
NVR, Inc.*	2	14,001
Genuine Parts Co.	100	13,850
Walgreens Boots Alliance, Inc.	512	13,368
Carnival Corp.*	719	13,330
Las Vegas Sands Corp.	263	12,942
Southwest Airlines Co.	425	12,274
Pool Corp.	28	11,164
Best Buy Company, Inc.	138	10,803
Domino’s Pizza, Inc.	25	10,306
United Airlines Holdings, Inc.*	234	9,655
Live Nation Entertainment, Inc.*	101	9,454
LKQ Corp.	191	9,128
MGM Resorts International*	195	8,713
CarMax, Inc.*	113	8,672
Caesars Entertainment, Inc.*	154	7,219
Bath & Body Works, Inc.	162	6,992
American Airlines Group, Inc.*	466	6,403
Wynn Resorts Ltd.	69	6,287
Norwegian Cruise Line Holdings Ltd.*	304	6,092
Tapestry, Inc.	164	6,037
BorgWarner, Inc.	168	6,023
Whirlpool Corp.	39	4,749
Hasbro, Inc.	93	4,748
VF Corp.	236	4,437
Ralph Lauren Corp. — Class A	28	4,037
Total Consumer, Cyclical		2,601,440

Industrial — 6.1%
Caterpillar, Inc.	364	107,624
Union Pacific Corp.	436	107,090
Boeing Co.*	406	105,828
General Electric Co.	778	99,296
Honeywell International, Inc.	472	98,983
RTX Corp.	1,027	86,412
United Parcel Service, Inc. — Class B	516	81,131
Deere & Co.	192	76,775
Lockheed Martin Corp.	158	71,612
Eaton Corporation plc	286	68,874
Illinois Tool Works, Inc.	196	51,340
CSX Corp.	1,412	48,954
Northrop Grumman Corp.	101	47,282
Waste Management, Inc.	262	46,924
3M Co.	394	43,072
Parker-Hannifin Corp.	92	42,384
Amphenol Corp. — Class A	427	42,329
General Dynamics Corp.	162	42,066
FedEx Corp.	165	41,740
TransDigm Group, Inc.	40	40,464
Trane Technologies plc	163	39,756
Emerson Electric Co.	408	39,711
Norfolk Southern Corp.	162	38,294
Carrier Global Corp.	599	34,412
TE Connectivity Ltd.	222	31,191
L3Harris Technologies, Inc.	135	28,434
Johnson Controls International plc	486	28,013
AMETEK, Inc.	165	27,207
Otis Worldwide Corp.	292	26,125
Old Dominion Freight Line, Inc.	64	25,941
Rockwell Automation, Inc.	83	25,770
Republic Services, Inc. — Class A	146	24,077
Ingersoll Rand, Inc.	289	22,352
Martin Marietta Materials, Inc.	44	21,952
Vulcan Materials Co.	96	21,793
Keysight Technologies, Inc.*	127	20,205
Xylem, Inc.	172	19,670
Mettler-Toledo International, Inc.*	16	19,407
Fortive Corp.	251	18,481
Westinghouse Air Brake Technologies Corp.	128	16,243
Dover Corp.	100	15,381
Teledyne Technologies, Inc.*	34	15,174
Howmet Aerospace, Inc.	280	15,153
Builders FirstSource, Inc.*	88	14,691
Garmin Ltd.	110	14,139
Expeditors International of Washington, Inc.	104	13,229
Ball Corp.	225	12,942
Axon Enterprise, Inc.*	50	12,917
Veralto Corp.	157	12,914
Hubbell, Inc.	39	12,828
IDEX Corp.	54	11,724
Jacobs Solutions, Inc.	90	11,682
Jabil, Inc.	91	11,593
J.B. Hunt Transport Services, Inc.	58	11,585
Textron, Inc.	140	11,259
Snap-on, Inc.	38	10,976
Stanley Black & Decker, Inc.	110	10,791
Masco Corp.	160	10,717
Packaging Corporation of America	64	10,426
Nordson Corp.	39	10,302
Amcor plc	1,032	9,948
Trimble, Inc.*	178	9,470
Pentair plc	118	8,580
Allegion plc	63	7,982
Westrock Co.	184	7,640
Huntington Ingalls Industries, Inc.	28	7,270
A O Smith Corp.	88	7,255
CH Robinson Worldwide, Inc.	83	7,170
Generac Holdings, Inc.*	44	5,686
Mohawk Industries, Inc.*	38	3,933
Total Industrial		2,204,571

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
S&P 500® 2x STRATEGY FUND

	Shares	Value
Energy — 3.2%
Exxon Mobil Corp.	2,860	$285,943
Chevron Corp.	1,254	187,047
ConocoPhillips	848	98,427
Schlumberger N.V.	1,020	53,081
EOG Resources, Inc.	417	50,436
Phillips 66	314	41,806
Marathon Petroleum Corp.	272	40,354
Pioneer Natural Resources Co.	167	37,555
Valero Energy Corp.	243	31,590
Williams Companies, Inc.	868	30,232
ONEOK, Inc.	416	29,212
Hess Corp.	197	28,400
Occidental Petroleum Corp.	471	28,123
Baker Hughes Co.	719	24,575
Kinder Morgan, Inc.	1,381	24,361
Halliburton Co.	639	23,100
Devon Energy Corp.	457	20,702
Diamondback Energy, Inc.	128	19,850
Targa Resources Corp.	159	13,812
Coterra Energy, Inc. — Class A	538	13,730
First Solar, Inc.*	77	13,265
Enphase Energy, Inc.*	98	12,950
Equities Corp.	294	11,366
Marathon Oil Corp.	418	10,099
APA Corp.	219	7,858
Total Energy		1,137,874

Utilities — 1.8%
NextEra Energy, Inc.	1,466	89,045
Southern Co.	779	54,623
Duke Energy Corp.	550	53,372
Sempra	449	33,554
American Electric Power Company, Inc.	376	30,539
Dominion Energy, Inc.	597	28,059
PG&E Corp.	1,523	27,460
Constellation Energy Corp.	228	26,651
Exelon Corp.	710	25,489
Xcel Energy, Inc.	394	24,392
Consolidated Edison, Inc.	246	22,379
Public Service Enterprise Group, Inc.	356	21,769
Edison International	274	19,588
WEC Energy Group, Inc.	225	18,938
American Water Works Company, Inc.	139	18,347
DTE Energy Co.	148	16,318
Eversource Energy	250	15,430
Entergy Corp.	151	15,280
PPL Corp.	527	14,282
Ameren Corp.	188	13,600
FirstEnergy Corp.	369	13,527
CenterPoint Energy, Inc.	451	12,885
Atmos Energy Corp.	106	12,285
CMS Energy Corp.	208	12,079
Alliant Energy Corp.	182	9,337
AES Corp.	478	9,201
Evergy, Inc.	164	8,561
NRG Energy, Inc.	161	8,324
NiSource, Inc.	296	7,859
Pinnacle West Capital Corp.	81	5,819
Total Utilities		668,992

Basic Materials — 1.6%
Linde plc	346	142,106
Sherwin-Williams Co.	168	52,399
Freeport-McMoRan, Inc.	1,024	43,592
Air Products and Chemicals, Inc.	159	43,534
Ecolab, Inc.	181	35,901
Newmont Corp.	824	34,105
Nucor Corp.	175	30,457
Dow, Inc.	501	27,475
PPG Industries, Inc.	168	25,124
DuPont de Nemours, Inc.	308	23,694
LyondellBasell Industries N.V. — Class A	183	17,400
International Flavors & Fragrances, Inc.	183	14,818
Steel Dynamics, Inc.	109	12,873
Albemarle Corp.	84	12,136
Celanese Corp. — Class A	72	11,187
CF Industries Holdings, Inc.	137	10,892
International Paper Co.	247	8,929
Mosaic Co.	233	8,325
Eastman Chemical Co.	85	7,635
FMC Corp.	89	5,611
Total Basic Materials		568,193

Total Common Stocks
(Cost $23,017,160)		28,598,708

	Face Amount
U.S. TREASURY BILLS†† - 4.3%
U.S. Treasury Bills
5.27% due 02/22/24[1,2]	$1,300,000	1,290,336
5.17% due 01/09/24[2,3]	270,000	269,725
Total U.S. Treasury Bills
(Cost $1,559,788)		1,560,061

REPURCHASE AGREEMENTS††,4 - 12.2%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[1]	2,426,055	2,426,055
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[1]	1,955,124	1,955,124
Total Repurchase Agreements
(Cost $4,381,179)		4,381,179

Total Investments — 96.0%
(Cost $28,958,127)		$34,539,948
Other Assets & Liabilities, net — 4.0%		1,436,746
Total Net Assets — 100.0%		$35,976,694

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P 500® 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	5	Mar 2024	$1,204,750	$(21)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	03/21/24	5,649	$26,945,505	$336,836
BNP Paribas	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	03/21/24	851	4,059,888	60,840
Barclays Bank plc	S&P 500 Index	Pay	5.85% (SOFR + 0.45%)	At Maturity	03/20/24	2,327	11,100,626	3,398
							$42,106,019	$401,074

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,598,708	$—	$—	$28,598,708
U.S. Treasury Bills	—	1,560,061	—	1,560,061
Repurchase Agreements	—	4,381,179	—	4,381,179
Equity Index Swap Agreements**	—	401,074	—	401,074
Total Assets	$28,598,708	$6,342,314	$—	$34,941,022

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$21	$—	$—	$21

**	This derivative is reported as unrealized appreciation/depreciation at period end.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $24,576,948)	$30,158,769
Repurchase agreements, at value (cost $4,381,179)	4,381,179
Cash	232
Unrealized appreciation on OTC swap agreements	401,074
Receivables:
Securities sold	1,976,439
Dividends	27,710
Interest	1,949
Total assets	36,947,352

Liabilities:
Segregated cash due to broker	630,000
Payable for:
Fund shares redeemed	150,396
Swap settlement	49,924
Management fees	26,756
Transfer agent fees	9,379
Investor service fees	7,432
Portfolio accounting and administration fees	1,635
Securities purchased	725
Trustees’ fees*	433
Variation margin on futures contracts	20
Miscellaneous	93,958
Total liabilities	970,658
Net assets	$35,976,694

Net assets consist of:
Paid in capital	$56,694,551
Total distributable earnings (loss)	(20,717,857)
Net assets	$35,976,694
Capital shares outstanding	105,150
Net asset value per share	$342.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $88)	$329,261
Interest	340,931
Income from securities lending, net	184
Total investment income	670,376

Expenses:
Management fees	234,735
Investor service fees	65,204
Transfer agent fees	73,835
Professional fees	56,504
Portfolio accounting and administration fees	40,426
Interest expense	18,405
Trustees’ fees*	7,675
Custodian fees	4,187
Line of credit fees	144
Miscellaneous	1,428
Total expenses	502,543
Less:
Expenses reimbursed by Adviser	(18,637)
Net expenses	483,906
Net investment income	186,470

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(451,660)
Swap agreements	3,543,585
Futures contracts	1,490,995
Net realized gain	4,582,920
Net change in unrealized appreciation (depreciation) on:
Investments	4,266,706
Swap agreements	673,238
Futures contracts	20,354
Net change in unrealized appreciation (depreciation)	4,960,298
Net realized and unrealized gain	9,543,218
Net increase in net assets resulting from operations	$9,729,688

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$186,470	$9,277
Net realized gain (loss) on investments	4,582,920	(28,777,108)
Net change in unrealized appreciation (depreciation) on investments	4,960,298	(1,530,026)
Net increase (decrease) in net assets resulting from operations	9,729,688	(30,297,857)

Distributions to shareholders	(22,232)	(3,768,617)

Capital share transactions:
Proceeds from sale of shares	267,125,621	961,517,884
Distributions reinvested	22,232	3,768,617
Cost of shares redeemed	(257,360,873)	(1,005,586,879)
Net increase (decrease) from capital share transactions	9,786,980	(40,300,378)
Net increase (decrease) in net assets	19,494,436	(74,366,852)

Net assets:
Beginning of year	16,482,258	90,849,110
End of year	$35,976,694	$16,482,258

Capital share activity:
Shares sold	1,005,151	2,982,448
Shares issued from reinvestment of distributions	71	14,517
Shares redeemed	(969,875)	(3,109,135)
Net increase (decrease) in shares	35,347	(112,170)

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$236.13	$499.24	$315.43	$313.21	$192.73
Income (loss) from investment operations:
Net investment income (loss)[a]	2.04	.07	(2.79)	(1.21)	1.59
Net gain (loss) on investments (realized and unrealized)	104.22	(192.13)	186.60	45.29 [e]	118.89
Total from investment operations	106.26	(192.06)	183.81	44.08	120.48
Less distributions from:
Net investment income	(.24)	—	—	(1.68)	—
Net realized gains	—	(71.05)	—	(40.18)	—
Total distributions	(.24)	(71.05)	—	(41.86)	—
Net asset value, end of period	$342.15	$236.13	$499.24	$315.43	$313.21

Total Return[b]	45.04%	(39.77%)	58.27%	18.10%	62.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,977	$16,482	$90,849	$36,688	$54,196
Ratios to average net assets:
Net investment income (loss)	0.71%	0.02%	(0.68%)	(0.44%)	0.62%
Total expenses[c]	1.93%	1.84%	1.75%	1.87%	1.87%
Net expenses[d]	1.86%	1.77%	1.71%	1.83%	1.80%
Portfolio turnover rate	436%	1,703%	2,834%	2,610%	248%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index. The Fund returned 116.07%, while the NASDAQ-100 Index returned 55.13% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Communication Services, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Utilities.

The holdings contributing the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Apple, Inc. The holdings detracting the most were Moderna, Inc., Enphase Energy, Inc., and JD.com, Inc. ADR - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	7.6%
Microsoft Corp.	7.1%
Amazon.com, Inc.	4.0%
Broadcom, Inc.	3.4%
Meta Platforms, Inc. — Class A	3.2%
NVIDIA Corp.	3.1%
Tesla, Inc.	3.1%
Alphabet, Inc. — Class A	2.1%
Alphabet, Inc. — Class C	2.1%
Costco Wholesale Corp.	1.9%
Top Ten Total	37.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	116.07%	34.23%	27.66%
NASDAQ-100 Index	55.13%	22.66%	17.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2023
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† — 82.7%

Technology — 39.6%
Apple, Inc.	47,399	$9,125,729
Microsoft Corp.	22,650	8,517,306
Broadcom, Inc.	3,677	4,104,451
NVIDIA Corp.	7,528	3,728,016
Adobe, Inc.*	3,584	2,138,214
Advanced Micro Devices, Inc.*	12,717	1,874,613
Intel Corp.	33,186	1,667,596
Intuit, Inc.	2,203	1,376,941
QUALCOMM, Inc.	8,761	1,267,103
Texas Instruments, Inc.	7,149	1,218,619
Applied Materials, Inc.	6,585	1,067,231
Lam Research Corp.	1,037	812,241
Analog Devices, Inc.	3,906	775,575
Micron Technology, Inc.	8,688	741,434
KLA Corp.	1,070	621,991
Synopsys, Inc.*	1,197	616,347
Cadence Design Systems, Inc.*	2,141	583,144
ASML Holding N.V. — Class G	691	523,032
NXP Semiconductor N.V.	2,029	466,021
Roper Technologies, Inc.	841	458,488
Crowdstrike Holdings, Inc. — Class A*	1,792	457,533
Workday, Inc. — Class A*	1,645	454,119
Autodesk, Inc.*	1,683	409,777
Marvell Technology, Inc.	6,792	409,625
Microchip Technology, Inc.	4,259	384,077
Fortinet, Inc.*	6,045	353,814
Paychex, Inc.	2,844	338,749
Cognizant Technology Solutions Corp. — Class A	3,947	298,117
Atlassian Corp. — Class A*	1,220	290,189
Electronic Arts, Inc.	2,119	289,900
Datadog, Inc. — Class A*	2,379	288,763
ON Semiconductor Corp.*	3,390	283,167
GLOBALFOUNDRIES, Inc.*,1	4,311	261,247
Zscaler, Inc.*	1,167	258,561
ANSYS, Inc.*	684	248,210
MongoDB, Inc.*	562	229,774
Take-Two Interactive Software, Inc.*	1,339	215,512
Splunk, Inc.*	1,325	201,864
Total Technology		47,357,090

Communications — 20.8%
Amazon.com, Inc.*	31,494	4,785,198
Meta Platforms, Inc. — Class A*	10,761	3,808,964
Alphabet, Inc. — Class A*	18,036	2,519,449
Alphabet, Inc. — Class C*	17,448	2,458,947
Netflix, Inc.*	3,444	1,676,815
Cisco Systems, Inc.	31,985	1,615,882
T-Mobile US, Inc.	9,103	1,459,484
Comcast Corp. — Class A	31,609	1,386,055
Booking Holdings, Inc.*	274	971,938
PDD Holdings, Inc. ADR*	5,258	769,298
Palo Alto Networks, Inc.*	2,481	731,597
MercadoLibre, Inc.*	398	625,473
Airbnb, Inc. — Class A*	3,422	465,871
Charter Communications, Inc. — Class A*	1,164	452,424
DoorDash, Inc. — Class A*	2,918	288,561
Trade Desk, Inc. — Class A*	3,513	252,795
CDW Corp.	1,054	239,595
Warner Bros Discovery, Inc.*	19,196	218,450
Sirius XM Holdings, Inc.[1]	30,217	165,287
Total Communications		24,892,083

Consumer, Non-cyclical — 10.8%
PepsiCo, Inc.	10,822	1,838,009
Amgen, Inc.	4,212	1,213,140
Intuitive Surgical, Inc.*	2,771	934,824
Vertex Pharmaceuticals, Inc.*	2,028	825,173
Gilead Sciences, Inc.	9,809	794,627
Mondelez International, Inc. — Class A	10,712	775,870
Automatic Data Processing, Inc.	3,238	754,357
Regeneron Pharmaceuticals, Inc.*	843	740,399
PayPal Holdings, Inc.*	8,486	521,125
Cintas Corp.	802	483,333
Monster Beverage Corp.*	8,190	471,826
Dexcom, Inc.*	3,041	377,358
Keurig Dr Pepper, Inc.	11,007	366,753
IDEXX Laboratories, Inc.*	654	363,003
Kraft Heinz Co.	9,655	357,042
AstraZeneca plc ADR	4,584	308,732
Moderna, Inc.*	3,001	298,449
Biogen, Inc.*	1,141	295,257
CoStar Group, Inc.*	3,214	280,872
GE HealthCare Technologies, Inc.	3,584	277,115
Verisk Analytics, Inc. — Class A	1,141	272,539
Coca-Cola Europacific Partners plc	3,596	239,997
Illumina, Inc.*	1,249	173,911
Total Consumer, Non-cyclical		12,963,711

Consumer, Cyclical — 8.4%
Tesla, Inc.*	14,664	3,643,711
Costco Wholesale Corp.	3,485	2,300,379
Starbucks Corp.	8,947	859,002
Marriott International, Inc. — Class A	2,312	521,379
Lululemon Athletica, Inc.*	955	488,282
O’Reilly Automotive, Inc.*	465	441,787
PACCAR, Inc.	4,118	402,122
Copart, Inc.*	7,559	370,391
Ross Stores, Inc.	2,665	368,809
Fastenal Co.	4,498	291,336
Dollar Tree, Inc.*	1,715	243,616
Walgreens Boots Alliance, Inc.	6,801	177,574
Total Consumer, Cyclical		10,108,388

Industrial — 1.7%
Honeywell International, Inc.	5,189	1,088,185
CSX Corp.	15,555	539,292
Old Dominion Freight Line, Inc.	859	348,178
Total Industrial		1,975,655

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities — 1.0%
American Electric Power Company, Inc.	4,140	$336,251
Constellation Energy Corp.	2,513	293,745
Exelon Corp.	7,836	281,312
Xcel Energy, Inc.	4,344	268,937
Total Utilities		1,180,245

Energy — 0.4%
Baker Hughes Co.	7,921	270,740
Diamondback Energy, Inc.	1,409	218,507
Total Energy		489,247

Total Common Stocks
(Cost $71,703,831)		98,966,419

	Face Amount
U.S. TREASURY BILLS†† - 9.7%
U.S. Treasury Bills
5.27% due 02/22/24[2,3]	$5,100,000	5,062,088
5.28% due 02/06/24[2,3]	5,000,000	4,974,336
5.17% due 01/09/24[3,4]	982,000	980,999
5.25% due 02/22/24[2,3]	500,000	496,283
5.23% due 02/22/24[2,3]	200,000	198,513
Total U.S. Treasury Bills
(Cost $11,710,346)		11,712,219

REPURCHASE AGREEMENTS††,5 — 11.0%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[2]	7,275,184	7,275,184
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[2]	5,862,970	5,862,970
Total Repurchase Agreements
(Cost $13,138,154)		13,138,154

	Shares
SECURITIES LENDING COLLATERAL†,6 — 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[7]	301,978	301,978
Total Securities Lending Collateral
(Cost $301,978)		301,978

Total Investments — 103.7%
(Cost $96,854,309)		$124,118,770
Other Assets & Liabilities, net — (3.7)%		(4,451,613)
Total Net Assets — 100.0%		$119,667,157

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	54	Mar 2024	$18,380,790	$197,293

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	03/21/24	4,064	$68,373,221	$948,383
BNP Paribas	NASDAQ-100 Index	Pay	5.98% (Federal Funds Rate + 0.65%)	At Maturity	03/21/24	473	7,950,397	128,404
Barclays Bank plc	NASDAQ-100 Index	Pay	5.90% (SOFR + 0.50%)	At Maturity	03/20/24	2,728	45,907,852	38,402
							$122,231,470	$1,115,189

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$98,966,419	$—	$—	$98,966,419
U.S. Treasury Bills	—	11,712,219	—	11,712,219
Repurchase Agreements	—	13,138,154	—	13,138,154
Securities Lending Collateral	301,978	—	—	301,978
Equity Futures Contracts**	197,293	—	—	197,293
Equity Index Swap Agreements**	—	1,115,189	—	1,115,189
Total Assets	$99,465,690	$25,965,562	$—	$125,431,252

**	This derivative is reported as unrealized appreciation/depreciation at period end.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $287,621 of securities loaned (cost $83,716,155)	$110,980,616
Repurchase agreements, at value (cost $13,138,154)	13,138,154
Unrealized appreciation on OTC swap agreements	1,115,189
Receivables:
Fund shares sold	6,875,542
Dividends	87,612
Interest	5,846
Securities lending income	3,441
Swap settlement	3,420
Total assets	132,209,820

Liabilities:
Segregated cash due to broker	1,480,000
Payable for:
Securities purchased	9,984,006
Return of securities lending collateral	301,978
Fund shares redeemed	183,370
Management fees	88,667
Variation margin on futures contracts	76,950
Transfer agent fees	35,720
Investor service fees	24,630
Portfolio accounting and administration fees	5,418
Trustees’ fees*	1,521
Miscellaneous	360,403
Total liabilities	12,542,663
Net assets	$119,667,157

Net assets consist of:
Paid in capital	$111,754,316
Total distributable earnings (loss)	7,912,841
Net assets	$119,667,157
Capital shares outstanding	913,899
Net asset value per share	$130.94

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,069)	$701,372
Interest	911,646
Income from securities lending, net	16,869
Total investment income	1,629,887

Expenses:
Management fees	832,323
Investor service fees	231,200
Transfer agent fees	211,802
Professional fees	171,930
Interest expense	171,588
Portfolio accounting and administration fees	143,342
Custodian fees	12,920
Trustees’ fees*	10,457
Line of credit fees	1,086
Miscellaneous	140,610
Total expenses	1,927,258
Less:
Expenses reimbursed by Adviser	(69,798)
Net expenses	1,857,460
Net investment loss	(227,573)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(507,392)
Swap agreements	27,297,164
Futures contracts	2,058,530
Net realized gain	28,848,302
Net change in unrealized appreciation (depreciation) on:
Investments	26,395,520
Swap agreements	2,809,401
Futures contracts	927,697
Net change in unrealized appreciation (depreciation)	30,132,618
Net realized and unrealized gain	58,980,920
Net increase in net assets resulting from operations	$58,753,347

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(227,573)	$(287,664)
Net realized gain (loss) on investments	28,848,302	(36,555,746)
Net change in unrealized appreciation (depreciation) on investments	30,132,618	(39,854,307)
Net increase (decrease) in net assets resulting from operations	58,753,347	(76,697,717)

Distributions to shareholders	—	(10,383,440)

Capital share transactions:
Proceeds from sale of shares	682,258,019	598,677,754
Distributions reinvested	—	10,383,440
Cost of shares redeemed	(653,572,542)	(640,820,556)
Net increase (decrease) from capital share transactions	28,685,477	(31,759,362)
Net increase (decrease) in net assets	87,438,824	(118,840,519)

Net assets:
Beginning of year	32,228,333	151,068,852
End of year	$119,667,157	$32,228,333

Capital share activity:
Shares sold	7,093,575	5,634,677
Shares issued from reinvestment of distributions	—	125,087
Shares redeemed	(6,711,535)	(6,014,789)
Net increase (decrease) in shares	382,040	(255,025)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$60.60	$191.98	$141.54	$91.34	$50.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.49)	(1.74)	(.88)	.22
Net gain (loss) on investments (realized and unrealized)	70.58	(111.42)	73.37	72.46	40.55
Total from investment operations	70.34	(111.91)	71.63	71.58	40.77
Less distributions from:
Net investment income	—	—	—	(.30)	(.11)
Net realized gains	—	(19.47)	(21.19)	(21.08)	—
Total distributions	—	(19.47)	(21.19)	(21.38)	(.11)
Net asset value, end of period	$130.94	$60.60	$191.98	$141.54	$91.34

Total Return[b]	116.07%	(61.04%)	53.45%	86.87%	80.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,667	$32,228	$151,069	$131,049	$99,811
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.47%)	(1.05%)	(0.83%)	0.30%
Total expenses[c]	2.08%	1.86%	1.78%	1.91%	1.91%
Net expenses[d]	2.01%	1.79%	1.74%	1.87%	1.84%
Portfolio turnover rate	564%	860%	392%	663%	346%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Mid-Cap 1.5x Strategy Fund maintained a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. The Fund returned 18.83%, while the S&P MidCap 400 Index returned 16.44% over the same period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Information Technology. The sectors detracting the most from the return of the underlying index were Utilities, Communication Services, and Health Care.

The holdings contributing the most to the return of the underlying index were Builders FirstSource, Inc., Super Micro Computer, Inc., and Jabil, Inc. The holdings detracting the most were First Horizon Corp., Wolfspeed, Inc., and Medical Properties Trust, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	3.6%
Guggenheim Strategy Fund II	1.8%
Deckers Outdoor Corp.	0.5%
Reliance Steel & Aluminum Co.	0.5%
Carlisle Companies, Inc.	0.5%
GoDaddy, Inc. — Class A	0.5%
Watsco, Inc.	0.4%
Graco, Inc.	0.4%
RPM International, Inc.	0.4%
Lennox International, Inc.	0.4%
Top Ten Total	9.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	18.83%	13.21%	9.67%
S&P MidCap 400 Index	16.44%	12.62%	9.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 74.4%

Financial — 17.3%
WP Carey, Inc. REIT	281	$18,212
Fidelity National Financial, Inc.	333	16,990
Equity LifeStyle Properties, Inc. REIT	240	16,930
Gaming and Leisure Properties, Inc. REIT	343	16,927
Rexford Industrial Realty, Inc. REIT	271	15,203
Reinsurance Group of America, Inc. — Class A	85	13,751
Equitable Holdings, Inc.	408	13,586
CubeSmart REIT	289	13,395
RenaissanceRe Holdings Ltd.	68	13,328
East West Bancorp, Inc.	181	13,023
Annaly Capital Management, Inc. REIT	643	12,455
Ally Financial, Inc.	349	12,187
Lamar Advertising Co. — Class A REIT	113	12,010
Jones Lang LaSalle, Inc.*	61	11,521
Interactive Brokers Group, Inc. — Class A	138	11,440
Carlyle Group, Inc.	278	11,312
Webster Financial Corp.	221	11,218
EastGroup Properties, Inc. REIT	60	11,012
Erie Indemnity Co. — Class A	32	10,717
Unum Group	236	10,672
First Horizon Corp.	719	10,181
NNN REIT, Inc.	235	10,128
American Financial Group, Inc.	84	9,987
Old Republic International Corp.	335	9,849
Voya Financial, Inc.	134	9,777
Omega Healthcare Investors, Inc. REIT	315	9,658
New York Community Bancorp, Inc.	929	9,504
Kinsale Capital Group, Inc.	28	9,378
Primerica, Inc.	45	9,259
STAG Industrial, Inc. REIT	234	9,187
Stifel Financial Corp.	131	9,059
Brixmor Property Group, Inc. REIT	387	9,005
First Industrial Realty Trust, Inc. REIT	170	8,954
Cullen/Frost Bankers, Inc.	82	8,896
Jefferies Financial Group, Inc.	217	8,769
Pinnacle Financial Partners, Inc.	99	8,635
First American Financial Corp.	133	8,571
Healthcare Realty Trust, Inc. REIT	490	8,443
SouthState Corp.	98	8,276
SEI Investments Co.	129	8,198
Prosperity Bancshares, Inc.	121	8,195
Commerce Bancshares, Inc.	153	8,185
Agree Realty Corp. REIT	129	8,121
Starwood Property Trust, Inc. REIT	383	8,051
Spirit Realty Capital, Inc. REIT	182	7,952
Houlihan Lokey, Inc.	66	7,914
Selective Insurance Group, Inc.	78	7,759
Evercore, Inc. — Class A	45	7,697
Wintrust Financial Corp.	79	7,327
Essent Group Ltd.	137	7,225
Columbia Banking System, Inc.	268	7,150
Synovus Financial Corp.	188	7,078
Cadence Bank	235	6,954
RLI Corp.	52	6,922
MGIC Investment Corp.	357	6,887
Bank OZK	135	6,727
Apartment Income REIT Corp.	189	6,564
United Bankshares, Inc.	174	6,534
Affiliated Managers Group, Inc.	43	6,511
Kite Realty Group Trust REIT	282	6,446
Old National Bancorp	376	6,351
FNB Corp.	461	6,348
Home BancShares, Inc.	241	6,105
Valley National Bancorp	548	5,951
Glacier Bancorp, Inc.	143	5,909
Rayonier, Inc. REIT	175	5,847
Vornado Realty Trust REIT	206	5,819
Western Union Co.	469	5,590
Hanover Insurance Group, Inc.	46	5,585
SLM Corp.	291	5,564
Kilroy Realty Corp. REIT	137	5,458
Hancock Whitney Corp.	111	5,393
Janus Henderson Group plc	170	5,126
PotlatchDeltic Corp. REIT	102	5,008
First Financial Bankshares, Inc.	165	5,000
Cousins Properties, Inc. REIT	195	4,748
EPR Properties REIT	97	4,700
UMB Financial Corp.	56	4,679
Independence Realty Trust, Inc. REIT	289	4,422
Brighthouse Financial, Inc.*	83	4,392
Sabra Health Care REIT, Inc.	297	4,238
Park Hotels & Resorts, Inc. REIT	270	4,131
National Storage Affiliates Trust REIT	99	4,105
Physicians Realty Trust REIT	307	4,086
Associated Banc-Corp.	191	4,085
CNO Financial Group, Inc.	144	4,018
Texas Capital Bancshares, Inc.*	62	4,007
Medical Properties Trust, Inc. REIT[1]	770	3,781
Federated Hermes, Inc. — Class B	111	3,758
International Bancshares Corp.	69	3,748
Kemper Corp.	77	3,748
COPT Defense Properties REIT	145	3,716
Total Financial		751,218

Industrial — 16.2%
Carlisle Companies, Inc.	63	19,683
Graco, Inc.	217	18,827
Lennox International, Inc.	41	18,348
Owens Corning	114	16,898
AECOM	178	16,452
Lincoln Electric Holdings, Inc.	74	16,092
TopBuild Corp.*	41	15,345
Saia, Inc.*	34	14,899
Crown Holdings, Inc.	155	14,274
EMCOR Group, Inc.	61	13,141
XPO, Inc.*	149	13,051
Toro Co.	134	12,863
ITT, Inc.	106	12,648
nVent Electric plc	213	12,586
Regal Rexnord Corp.	85	12,582

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Advanced Drainage Systems, Inc.	88	$12,376
Fortune Brands Innovations, Inc.	162	12,335
Knight-Swift Transportation Holdings, Inc.	207	11,934
Trex Company, Inc.*	140	11,591
Tetra Tech, Inc.	68	11,351
Clean Harbors, Inc.*	65	11,343
Curtiss-Wright Corp.	49	10,917
Simpson Manufacturing Company, Inc.	55	10,889
Universal Display Corp.	56	10,711
Woodward, Inc.	78	10,618
RBC Bearings, Inc.*	37	10,541
AptarGroup, Inc.	85	10,508
Berry Global Group, Inc.	152	10,243
Middleby Corp.*	69	10,155
Donaldson Company, Inc.	155	10,129
UFP Industries, Inc.	79	9,918
AGCO Corp.	80	9,713
Graphic Packaging Holding Co.	394	9,712
Comfort Systems USA, Inc.	46	9,461
Cognex Corp.	221	9,224
Eagle Materials, Inc.	45	9,128
Oshkosh Corp.	84	9,107
BWX Technologies, Inc.	118	9,054
Landstar System, Inc.	46	8,908
Fluor Corp.*	219	8,578
Littelfuse, Inc.	32	8,562
Arrow Electronics, Inc.*	70	8,558
Acuity Brands, Inc.	40	8,193
MSA Safety, Inc.	48	8,104
Hexcel Corp.	108	7,965
Novanta, Inc.*	46	7,747
Crane Co.	63	7,443
Chart Industries, Inc.*	54	7,362
Coherent Corp.*	169	7,357
Sensata Technologies Holding plc	195	7,326
Watts Water Technologies, Inc. — Class A	35	7,292
TD SYNNEX Corp.	66	7,102
Sonoco Products Co.	126	7,040
Flowserve Corp.	169	6,966
Vontier Corp.	198	6,841
Timken Co.	83	6,652
Ryder System, Inc.	57	6,558
Esab Corp.	73	6,323
Valmont Industries, Inc.	27	6,305
Kirby Corp.*	76	5,965
MasTec, Inc.*	78	5,906
Stericycle, Inc.*	119	5,898
Louisiana-Pacific Corp.	83	5,879
Avnet, Inc.	116	5,846
Exponent, Inc.	65	5,723
GATX Corp.	46	5,530
EnerSys	52	5,250
MDU Resources Group, Inc.	262	5,188
Terex Corp.	87	4,999
Knife River Corp.*	73	4,831
Silgan Holdings, Inc.	104	4,706
Belden, Inc.	54	4,171
Vishay Intertechnology, Inc.	162	3,883
Werner Enterprises, Inc.	82	3,474
Greif, Inc. — Class A	33	2,164
Total Industrial		705,242

Consumer, Cyclical — 12.5%
Deckers Outdoor Corp.*	33	22,058
Watsco, Inc.	44	18,853
Williams-Sonoma, Inc.	82	16,546
Burlington Stores, Inc.*	83	16,142
Five Below, Inc.*	72	15,347
Floor & Decor Holdings, Inc. — Class A*	137	15,284
Toll Brothers, Inc.	138	14,185
Casey’s General Stores, Inc.	48	13,187
Churchill Downs, Inc.	87	11,739
Dick’s Sporting Goods, Inc.	79	11,609
Lithia Motors, Inc. — Class A	35	11,525
BJ’s Wholesale Club Holdings, Inc.*	172	11,465
Tempur Sealy International, Inc.	222	11,315
Skechers USA, Inc. — Class A*	172	10,722
Lear Corp.	75	10,591
Autoliv, Inc.	96	10,578
Texas Roadhouse, Inc. — Class A	86	10,512
Vail Resorts, Inc.	49	10,460
Gentex Corp.	300	9,798
Wingstop, Inc.	38	9,750
WESCO International, Inc.	56	9,737
PVH Corp.	78	9,525
Light & Wonder, Inc. — Class A*	116	9,525
Aramark	336	9,442
Murphy USA, Inc.	25	8,914
Wyndham Hotels & Resorts, Inc.	107	8,604
Mattel, Inc.*	454	8,571
Brunswick Corp.	88	8,514
Thor Industries, Inc.	69	8,159
Planet Fitness, Inc. — Class A*	110	8,030
Capri Holdings Ltd.*	149	7,486
Hyatt Hotels Corp. — Class A	57	7,433
Taylor Morrison Home Corp. — Class A*	138	7,363
Crocs, Inc.*	78	7,286
Core & Main, Inc. — Class A*	176	7,112
Macy’s, Inc.	352	7,082
Dolby Laboratories, Inc. — Class A	77	6,636
Polaris, Inc.	68	6,445
TKO Group Holdings, Inc.	77	6,282
KB Home	98	6,121
MSC Industrial Direct Company, Inc. — Class A	60	6,076
GameStop Corp. — Class A*	345	6,048
Harley-Davidson, Inc.	163	6,005
Ollie’s Bargain Outlet Holdings, Inc.*	79	5,995
RH*	20	5,830
YETI Holdings, Inc.*	112	5,799
Gap, Inc.	276	5,771
Boyd Gaming Corp.	89	5,572
Goodyear Tire & Rubber Co.*	365	5,227

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
FirstCash Holdings, Inc.	48	$5,203
Penn Entertainment, Inc.*	195	5,074
AutoNation, Inc.*	33	4,956
Visteon Corp.*	36	4,496
Leggett & Platt, Inc.	171	4,475
Adient plc*	120	4,363
Wendy’s Co.	215	4,188
Penske Automotive Group, Inc.	25	4,013
Fox Factory Holding Corp.*	55	3,712
Hilton Grand Vacations, Inc.*	92	3,697
Travel + Leisure Co.	93	3,635
Choice Hotels International, Inc.	32	3,626
Marriott Vacations Worldwide Corp.	42	3,565
Carter’s, Inc.	47	3,520
Columbia Sportswear Co.	44	3,500
Scotts Miracle-Gro Co. — Class A	53	3,379
Nordstrom, Inc.	125	2,306
Under Armour, Inc. — Class A*	243	2,136
Under Armour, Inc. — Class C*	249	2,079
Total Consumer, Cyclical		544,179

Consumer, Non-cyclical — 10.7%
Neurocrine Biosciences, Inc.*	126	16,602
Performance Food Group Co.*	200	13,830
US Foods Holding Corp.*	291	13,214
United Therapeutics Corp.*	60	13,193
Service Corporation International	190	13,006
Penumbra, Inc.*	50	12,577
Repligen Corp.*	67	12,047
Chemed Corp.	19	11,110
WEX, Inc.*	55	10,700
Celsius Holdings, Inc.*	191	10,413
Darling Ingredients, Inc.*	205	10,217
Jazz Pharmaceuticals plc*	81	9,963
Tenet Healthcare Corp.*	131	9,900
Exelixis, Inc.*	400	9,596
Morningstar, Inc.	33	9,446
BellRing Brands, Inc.*	169	9,368
GXO Logistics, Inc.*	153	9,358
Acadia Healthcare Company, Inc.*	119	9,253
Paylocity Holding Corp.*	56	9,232
Medpace Holdings, Inc.*	30	9,196
FTI Consulting, Inc.*	46	9,161
Ingredion, Inc.	84	9,117
Shockwave Medical, Inc.*	47	8,956
H&R Block, Inc.	185	8,948
Bruker Corp.	119	8,744
Encompass Health Corp.	129	8,607
Globus Medical, Inc. — Class A*	148	7,887
Option Care Health, Inc.*	228	7,681
HealthEquity, Inc.*	110	7,293
Masimo Corp.*	57	6,681
Sprouts Farmers Market, Inc.*	131	6,302
Halozyme Therapeutics, Inc.*	170	6,283
Coty, Inc. — Class A*	482	5,986
Post Holdings, Inc.*	65	5,724
Euronet Worldwide, Inc.*	56	5,683
Perrigo Company plc	174	5,599
Coca-Cola Consolidated, Inc.	6	5,571
Flowers Foods, Inc.	247	5,560
Haemonetics Corp.*	65	5,558
Lantheus Holdings, Inc.*	88	5,456
Insperity, Inc.	46	5,392
Envista Holdings Corp.*	220	5,293
Brink’s Co.	58	5,101
Neogen Corp.*	253	5,088
Grand Canyon Education, Inc.*	38	5,018
Azenta, Inc.*	77	5,016
ManpowerGroup, Inc.	63	5,007
QuidelOrtho Corp.*	64	4,717
Lancaster Colony Corp.	26	4,326
Inari Medical, Inc.*	66	4,285
Avis Budget Group, Inc.	24	4,254
Arrowhead Pharmaceuticals, Inc.*	138	4,223
Boston Beer Company, Inc. — Class A*	12	4,147
Amedisys, Inc.*	42	3,993
Progyny, Inc.*	107	3,978
Integra LifeSciences Holdings Corp.*	87	3,789
Helen of Troy Ltd.*	31	3,745
Enovis Corp.*	64	3,585
LivaNova plc*	69	3,570
Graham Holdings Co. — Class B	5	3,483
Grocery Outlet Holding Corp.*	128	3,451
Patterson Companies, Inc.	109	3,101
R1 RCM, Inc.*	253	2,674
Sotera Health Co.*	127	2,140
Hertz Global Holdings, Inc.*	170	1,766
Pilgrim’s Pride Corp.*	52	1,438
Total Consumer, Non-cyclical		465,598

Technology — 6.1%
Super Micro Computer, Inc.*	60	17,056
Manhattan Associates, Inc.*	79	17,010
Dynatrace, Inc.*	307	16,790
Lattice Semiconductor Corp.*	178	12,280
Dropbox, Inc. — Class A*	329	9,699
KBR, Inc.	174	9,641
Onto Innovation, Inc.*	63	9,633
Rambus, Inc.*	138	9,419
CACI International, Inc. — Class A*	29	9,392
Qualys, Inc.*	47	9,225
Science Applications International Corp.	68	8,454
MKS Instruments, Inc.	81	8,332
Aspen Technology, Inc.*	36	7,925
Genpact Ltd.	215	7,463
ZoomInfo Technologies, Inc. — Class A*	381	7,045
Wolfspeed, Inc.*	161	7,005
Maximus, Inc.	78	6,541
ExlService Holdings, Inc.*	212	6,540
MACOM Technology Solutions Holdings, Inc.*	70	6,506
Kyndryl Holdings, Inc.*	295	6,130
Power Integrations, Inc.	73	5,994
Concentrix Corp.	61	5,991

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
ASGN, Inc.*	61	$5,866
Cirrus Logic, Inc.*	69	5,740
Synaptics, Inc.*	50	5,704
Teradata Corp.*	126	5,482
Silicon Laboratories, Inc.*	41	5,423
Blackbaud, Inc.*	55	4,768
Lumentum Holdings, Inc.*	86	4,508
CommVault Systems, Inc.*	56	4,472
Amkor Technology, Inc.	133	4,425
Doximity, Inc. — Class A*	152	4,262
IPG Photonics Corp.*	38	4,125
Crane NXT Co.	62	3,526
Allegro MicroSystems, Inc.*	92	2,785
Total Technology		265,157

Energy — 3.9%
Ovintiv, Inc.	326	14,318
HF Sinclair Corp.	201	11,170
Chesapeake Energy Corp.	143	11,003
NOV, Inc.	507	10,282
Range Resources Corp.	310	9,436
Southwestern Energy Co.*	1,417	9,281
Weatherford International plc*	93	9,098
Chord Energy Corp.	53	8,810
Antero Resources Corp.*	363	8,233
Matador Resources Co.	142	8,074
Murphy Oil Corp.	189	8,063
Civitas Resources, Inc.	110	7,522
ChampionX Corp.	251	7,332
Permian Resources Corp.	535	7,276
DT Midstream, Inc.	125	6,850
PBF Energy, Inc. — Class A	140	6,154
Equitrans Midstream Corp.	557	5,670
Valaris Ltd.*	81	5,554
Antero Midstream Corp.	438	5,488
Sunrun, Inc.*	279	5,477
CNX Resources Corp.*	204	4,080
Total Energy		169,171

Basic Materials — 3.6%
Reliance Steel & Aluminum Co.	74	20,696
RPM International, Inc.	166	18,531
United States Steel Corp.	287	13,963
Cleveland-Cliffs, Inc.*	649	13,253
Royal Gold, Inc.	84	10,161
Axalta Coating Systems Ltd.*	283	9,614
Olin Corp.	158	8,524
Alcoa Corp.	230	7,820
Commercial Metals Co.	150	7,506
Valvoline, Inc.*	178	6,689
Chemours Co.	191	6,024
Cabot Corp.	71	5,929
Westlake Corp.	41	5,738
Ashland, Inc.	66	5,564
NewMarket Corp.	9	4,912
Avient Corp.	117	4,864
Livent Corp.*	231	4,153
MP Materials Corp.*	185	3,672
Total Basic Materials		157,613

Utilities — 2.4%
Vistra Corp.	432	16,641
Essential Utilities, Inc.	323	12,064
OGE Energy Corp.	258	9,012
UGI Corp.	269	6,617
IDACORP, Inc.	65	6,391
National Fuel Gas Co.	118	5,920
Portland General Electric Co.	130	5,634
New Jersey Resources Corp.	125	5,573
Ormat Technologies, Inc.	69	5,229
Southwest Gas Holdings, Inc.	77	4,878
Black Hills Corp.	87	4,694
PNM Resources, Inc.	110	4,576
ALLETE, Inc.	74	4,526
ONE Gas, Inc.	71	4,524
Spire, Inc.	68	4,239
Northwestern Energy Group, Inc.	79	4,020
Total Utilities		104,538

Communications — 1.7%
GoDaddy, Inc. — Class A*	181	19,215
New York Times Co. — Class A	210	10,288
Ciena Corp.*	190	8,552
Frontier Communications Parent, Inc.*	284	7,197
Iridium Communications, Inc.	159	6,544
Nexstar Media Group, Inc. — Class A	41	6,427
Ziff Davis, Inc.*	59	3,964
TEGNA, Inc.	253	3,871
Cable One, Inc.	6	3,339
Calix, Inc.*	75	3,277
Total Communications		72,674

Total Common Stocks
(Cost $2,347,391)		3,235,390

MUTUAL FUNDS† - 5.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	15,965	157,257
Guggenheim Strategy Fund II2	3,259	79,834
Total Mutual Funds
(Cost $231,938)		237,091

	Face Amount
REPURCHASE AGREEMENTS††,3 - 21.4%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[4]	$514,572	514,572
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[4]	414,686	414,686
Total Repurchase Agreements
(Cost $929,258)		929,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,5 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[6]	3,054	$3,054
Total Securities Lending Collateral
(Cost $3,054)		3,054

Total Investments — 101.3%
(Cost $3,511,641)		$4,404,793
Other Assets & Liabilities, net — (1.3)%		(56,500)
Total Net Assets — 100.0%		$4,348,293

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	Pay	5.58% (Federal Funds Rate + 0.25%)	At Maturity	03/21/24	1,012	$2,815,401	$40,039
BNP Paribas	S&P MidCap 400 Index	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	03/21/24	71	196,301	2,824
Barclays Bank plc	S&P MidCap 400 Index	Pay	5.75% (SOFR + 0.35%)	At Maturity	03/20/24	117	325,144	(376)
							$3,336,846	$42,487

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,235,390	$—	$—	$3,235,390
Mutual Funds	237,091	—	—	237,091
Repurchase Agreements	—	929,258	—	929,258
Securities Lending Collateral	3,054	—	—	3,054
Equity Index Swap Agreements**	—	42,863	—	42,863
Total Assets	$3,475,535	$972,121	$—	$4,447,656

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$376	$—	$376

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$78,335	$—	$—	$—	$1,499	$79,834	3,259	$4,271
Guggenheim Ultra Short Duration Fund — Institutional Class	153,904	—	—	—	3,353	157,257	15,965	8,328
	$232,239	$—	$—	$—	$4,852	$237,091		$12,599

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $2,833 of securities loaned (cost $2,350,445)	$3,238,444
Investments in affiliated issuers, at value (cost $231,938)	237,091
Repurchase agreements, at value (cost $929,258)	929,258
Cash	50
Segregated cash with broker	28,000
Unrealized appreciation on OTC swap agreements	42,863
Receivables:
Dividends	5,363
Securities sold	2,923
Interest	413
Securities lending income	11
Total assets	4,484,416

Liabilities:
Segregated cash due to broker	110,000
Unrealized depreciation on OTC swap agreements	376
Payable for:
Securities purchased	4,156
Management fees	3,103
Return of securities lending collateral	3,054
Swap settlement	2,074
Transfer agent fees	1,208
Investor service fees	871
Fund shares redeemed	292
Portfolio accounting and administration fees	192
Trustees’ fees*	50
Miscellaneous	10,747
Total liabilities	136,123
Net assets	$4,348,293

Net assets consist of:
Paid in capital	$4,217,113
Total distributable earnings (loss)	131,180
Net assets	$4,348,293
Capital shares outstanding	21,040
Net asset value per share	$206.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$43,850
Dividends from securities of affiliated issuers	12,599
Interest	35,926
Income from securities lending, net	284
Total investment income	92,659

Expenses:
Management fees	35,116
Investor service fees	9,754
Transfer agent fees	9,840
Professional fees	7,133
Portfolio accounting and administration fees	6,048
Interest expense	1,284
Custodian fees	744
Trustees’ fees*	709
Miscellaneous	3,258
Total expenses	73,886
Less:
Expenses reimbursed by Adviser	(2,749)
Expenses waived by Adviser	(389)
Total waived/reimbursed expenses	(3,138)
Net expenses	70,748
Net investment income	21,911

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	40,570
Swap agreements	166,872
Futures contracts	(35,530)
Net realized gain	171,912
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	374,549
Investments in affiliated issuers	4,852
Swap agreements	146,360
Net change in unrealized appreciation (depreciation)	525,761
Net realized and unrealized gain	697,673
Net increase in net assets resulting from operations	$719,584

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$21,911	$(5,250)
Net realized gain (loss) on investments	171,912	(609,949)
Net change in unrealized appreciation (depreciation) on investments	525,761	(763,994)
Net increase (decrease) in net assets resulting from operations	719,584	(1,379,193)

Distributions to shareholders	—	(281,786)

Capital share transactions:
Proceeds from sale of shares	2,708,618	3,206,486
Distributions reinvested	—	281,786
Cost of shares redeemed	(3,595,618)	(3,350,065)
Net increase (decrease) from capital share transactions	(887,000)	138,207
Net decrease in net assets	(167,416)	(1,522,772)

Net assets:
Beginning of year	4,515,709	6,038,481
End of year	$4,348,293	$4,515,709

Capital share activity:
Shares sold	13,907	17,683
Shares issued from reinvestment of distributions	—	1,630
Shares redeemed	(18,832)	(18,208)
Net increase (decrease) in shares	(4,925)	1,105

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$173.92	$242.90	$205.26	$193.99	$144.00
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	(.22)	(1.55)	(.12)	1.10
Net gain (loss) on investments (realized and unrealized)	31.71	(56.21)	70.95	12.09	50.79
Total from investment operations	32.75	(56.43)	69.40	11.97	51.89
Less distributions from:
Net investment income	—	—	—	(.15)	(1.90)
Net realized gains	—	(12.55)	(31.76)	(.55)	—
Total distributions	—	(12.55)	(31.76)	(.70)	(1.90)
Net asset value, end of period	$206.67	$173.92	$242.90	$205.26	$193.99

Total Return[b]	18.83%	(23.20%)	35.25%	10.69%	36.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,348	$4,516	$6,038	$4,756	$5,444
Ratios to average net assets:
Net investment income (loss)	0.56%	(0.11%)	(0.65%)	(0.47%)	0.60%
Total expenses[c]	1.89%	1.83%	1.75%	1.87%	1.87%
Net expenses[d]	1.81%	1.77%	1.69%	1.81%	1.80%
Portfolio turnover rate	18%	154%	56%	472%	274%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Mid-Cap Strategy Fund maintained a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. The Fund returned -9.04%, while the S&P MidCap 400 Index returned 16.44% over the same period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Information Technology. The sectors detracting the most from the return of the underlying index were Utilities, Communication Services, and Health Care.

The holdings contributing the most to the return of the underlying index were Builders FirstSource, Inc., Super Micro Computer, Inc., and Jabil, Inc. The holdings detracting the most were First Horizon Corp., Wolfspeed, Inc., and Medical Properties Trust, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements.

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	18.9%
Guggenheim Strategy Fund II	15.6%
Total	34.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(9.04%)	(14.54%)	(11.08%)
S&P MidCap 400 Index	16.44%	12.62%	9.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 34.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,464	$24,268
Guggenheim Strategy Fund II1	822	20,132
Total Mutual Funds
(Cost $43,902)		44,400

	Face Amount
U.S. TREASURY BILLS†† - 19.4%
U.S. Treasury Bills
5.22% due 01/04/24[2]	$25,000	24,993
Total U.S. Treasury Bills
(Cost $24,989)		24,993

FEDERAL AGENCY DISCOUNT NOTES†† - 15.5%
Farmer Mac
4.59% due 01/05/24[2]	20,000	19,988
Total Federal Agency Discount Notes
(Cost $19,988)		19,988

REPURCHASE AGREEMENTS††,3 - 24.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[4]	17,679	17,679
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[4]	14,247	14,247
Total Repurchase Agreements
(Cost $31,926)		31,926

Total Investments — 94.2%
(Cost $120,805)		$121,307
Other Assets & Liabilities, net — 5.8%		7,478
Total Net Assets — 100.0%		$128,785

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	Receive	5.60% (SOFR + 0.20%)	At Maturity	03/20/24	19	$53,605	$56
Goldman Sachs International	S&P MidCap 400 Index	Receive	5.28% (Federal Funds Rate — 0.05%)	At Maturity	03/21/24	11	30,737	(442)
BNP Paribas	S&P MidCap 400 Index	Receive	5.38% (Federal Funds Rate + 0.05%)	At Maturity	03/21/24	15	41,907	(604)
							$126,249	$(990)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$44,400	$—	$—	$44,400
U.S. Treasury Bills	—	24,993	—	24,993
Federal Agency Discount Notes	—	19,988	—	19,988
Repurchase Agreements	—	31,926	—	31,926
Equity Index Swap Agreements**	—	56	—	56
Total Assets	$44,400	$76,963	$—	$121,363

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,046	$—	$1,046

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$19,755	$—	$—	$—	$377	$20,132	822	$1,077
Guggenheim Ultra Short Duration Fund — Institutional Class	31,618	—	(8,000)	(122)	772	24,268	2,464	1,622
	$51,373	$—	$(8,000)	$(122)	$1,149	$44,400		$2,699

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $44,977)	$44,981
Investments in affiliated issuers, at value (cost $43,902)	44,400
Repurchase agreements, at value (cost $31,926)	31,926
Cash	146
Segregated cash with broker	10,000
Unrealized appreciation on OTC swap agreements	56
Receivables:
Dividends	235
Swap settlement	101
Variation margin on futures contracts	56
Interest	14
Total assets	131,915

Liabilities:
Line of credit	1,000
Unrealized depreciation on OTC swap agreements	1,046
Payable for:
Fund shares redeemed	535
Management fees	95
Transfer agent fees	56
Investor service fees	28
Portfolio accounting and administration fees	6
Trustees’ fees*	2
Miscellaneous	362
Total liabilities	3,130
Net assets	$128,785

Net assets consist of:
Paid in capital	$2,160,155
Total distributable earnings (loss)	(2,031,370)
Net assets	$128,785
Capital shares outstanding	3,805
Net asset value per share	$33.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$2,699
Interest	7,308
Total investment income	10,007

Expenses:
Management fees	1,821
Investor service fees	506
Transfer agent fees	528
Portfolio accounting and administration fees	314
Professional fees	337
Trustees’ fees*	37
Custodian fees	29
Miscellaneous	177
Total expenses	3,749
Less:
Expenses reimbursed by Adviser	(135)
Expenses waived by Adviser	(76)
Total waived/reimbursed expenses	(211)
Net expenses	3,538
Net investment income	6,469

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	25
Investments in affiliated issuers	(122)
Swap agreements	(30,161)
Net realized loss	(30,258)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7
Investments in affiliated issuers	1,149
Swap agreements	(6,945)
Net change in unrealized appreciation (depreciation)	(5,789)
Net realized and unrealized loss	(36,047)
Net decrease in net assets resulting from operations	$(29,578)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,469	$747
Net realized loss on investments	(30,258)	(78,316)
Net change in unrealized appreciation (depreciation) on investments	(5,789)	7,062
Net decrease in net assets resulting from operations	(29,578)	(70,507)

Distributions to shareholders	(747)	—

Capital share transactions:
Proceeds from sale of shares	1,423,581	4,129,492
Distributions reinvested	747	—
Cost of shares redeemed	(1,504,824)	(3,908,202)
Net increase (decrease) from capital share transactions	(80,496)	221,290
Net increase (decrease) in net assets	(110,821)	150,783

Net assets:
Beginning of year	239,606	88,823
End of year	$128,785	$239,606

Capital share activity:
Shares sold	38,721	107,340
Shares issued from reinvestment of distributions	22	—
Shares redeemed	(41,345)	(103,522)
Net increase (decrease) in shares	(2,602)	3,818

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$37.40	$34.31	$44.68	$60.05	$75.67
Income (loss) from investment operations:
Net investment income (loss)[a]	1.16	.08	(.44)	(.61)	.51
Net gain (loss) on investments (realized and unrealized)	(4.53)	3.01 [e]	(9.93)	(14.22)	(15.87)
Total from investment operations	(3.37)	3.09	(10.37)	(14.83)	(15.36)
Less distributions from:
Net investment income	(.18)	—	—	(.54)	(.26)
Total distributions	(.18)	—	—	(.54)	(.26)
Net asset value, end of period	$33.85	$37.40	$34.31	$44.68	$60.05

Total Return[b]	(9.04%)	9.01%	(23.21%)	(24.89%)	(20.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129	$240	$89	$137	$265
Ratios to average net assets:
Net investment income (loss)	3.20%	0.21%	(1.18%)	(1.01%)	0.78%
Total expenses[c]	1.85%	1.78%	1.74%	1.88%	1.88%
Net expenses[d]	1.75%	1.71%	1.67%	1.83%	1.81%
Portfolio turnover rate	—	9%	29%	281%	185%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. The Fund returned 22.00%, while the Russell 2000 Index returned 16.93% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Information Technology, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Utilities.

Super Micro Computer, Inc., ImmunoGen, Inc., and MicroStrategy, Inc. - Class A contributed the most to performance of the underlying index for 2023. Halozyme Therapeutics, Inc., Patterson-UTI Energy, Inc., and Chegg, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

82 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: October 27, 2006

Largest Holdings	% of Total Net Assets
Vanguard Russell 2000 ETF	1.6%
iShares Russell 2000 Index ETF	1.5%
Total	3.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	22.00%	8.56%	5.89%
Russell 2000 Index	16.93%	9.97%	8.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	December 31, 2023
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Consumer, Non-cyclical — 0.0%
Tobira Therapeutics, Inc.*	7	$—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 3.1%
Vanguard Russell 2000 ETF[1]	2,308	187,179
iShares Russell 2000 Index ETF	932	187,061
Total Exchange-Traded Funds
(Cost $408,358)		374,240

	Face Amount
U.S. TREASURY BILLS†† - 12.8%
U.S. Treasury Bills
5.23% due 02/22/24[2,3]	$1,000,000	992,566
5.25% due 02/22/24[2,3]	400,000	397,027
5.27% due 02/22/24[2,3]	100,000	99,257
5.17% due 01/09/24[3,4]	37,000	36,962
Total U.S. Treasury Bills
(Cost $1,525,601)		1,525,812

REPURCHASE AGREEMENTS††,5 - 87.9%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[2]	5,839,070	5,839,070
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[2]	4,705,626	4,705,626
Total Repurchase Agreements
(Cost $10,544,696)		10,544,696

	Shares
SECURITIES LENDING COLLATERAL†,6 - 1.2%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[7]	146,242	146,242
Total Securities Lending Collateral
(Cost $146,242)		146,242

Total Investments — 105.0%
(Cost $12,624,897)		$12,590,990
Other Assets & Liabilities, net — (5.0)%		(598,230)
Total Net Assets — 100.0%		$11,992,760

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	12	Mar 2024	$1,228,200	$3,471

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	Pay	5.43% (Federal Funds Rate + 0.10%)	At Maturity	03/21/24	5,618	$11,387,652	$184,404
Barclays Bank plc	Russell 2000 Index	Pay	5.40% (SOFR)	At Maturity	03/20/24	4,885	9,902,220	26,653
BNP Paribas	Russell 2000 Index	Pay	5.53% (Federal Funds Rate + 0.20%)	At Maturity	03/21/24	522	1,058,662	23,105
							$22,348,534	$234,162

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Exchange-Traded Funds	374,240	—	—		374,240
U.S. Treasury Bills	—	1,525,812	—		1,525,812
Repurchase Agreements	—	10,544,696	—		10,544,696
Securities Lending Collateral	146,242	—	—		146,242
Equity Futures Contracts**	3,471	—	—		3,471
Equity Index Swap Agreements**	—	234,162	—		234,162
Total Assets	$523,953	$12,304,670	$—		$12,828,623

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $139,654 of securities loaned (cost $2,080,201)	$2,046,294
Repurchase agreements, at value (cost $10,544,696)	10,544,696
Cash	684
Segregated cash with broker	41,244
Unrealized appreciation on OTC swap agreements	234,162
Receivables:
Interest	4,691
Fund shares sold	852
Securities lending income	164
Total assets	12,872,787

Liabilities:
Segregated cash due to broker	360,000
Payable for:
Fund shares redeemed	289,476
Return of securities lending collateral	146,242
Swap settlement	31,495
Variation margin on futures contracts	19,380
Management fees	6,875
Transfer agent fees	2,001
Investor service fees	1,910
Portfolio accounting and administration fees	420
Trustees’ fees*	97
Miscellaneous	22,131
Total liabilities	880,027
Net assets	$11,992,760

Net assets consist of:
Paid in capital	$11,481,157
Total distributable earnings (loss)	511,603
Net assets	$11,992,760
Capital shares outstanding	80,366
Net asset value per share	$149.23

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$5,157
Interest	208,042
Income from securities lending, net	976
Total investment income	214,175

Expenses:
Management fees	39,535
Investor service fees	10,982
Transfer agent fees	10,079
Professional fees	10,900
Interest expense	10,149
Portfolio accounting and administration fees	6,809
Custodian fees	1,007
Trustees’ fees*	591
Miscellaneous	2,705
Total expenses	92,757
Less:
Expenses reimbursed by Adviser	(3,143)
Net expenses	89,614
Net investment income	124,561

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	398
Swap agreements	543,634
Futures contracts	15,645
Net realized gain	559,677
Net change in unrealized appreciation (depreciation) on:
Investments	49,356
Swap agreements	302,418
Futures contracts	12,961
Net change in unrealized appreciation (depreciation)	364,735
Net realized and unrealized gain	924,412
Net increase in net assets resulting from operations	$1,048,973

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$124,561	$9,275
Net realized gain (loss) on investments	559,677	(297,572)
Net change in unrealized appreciation (depreciation) on investments	364,735	(472,126)
Net increase (decrease) in net assets resulting from operations	1,048,973	(760,423)

Distributions to shareholders	(8,798)	—

Capital share transactions:
Proceeds from sale of shares	41,542,129	59,710,191
Distributions reinvested	8,798	—
Cost of shares redeemed	(31,621,866)	(60,447,045)
Net increase (decrease) from capital share transactions	9,929,061	(736,854)
Net increase (decrease) in net assets	10,969,236	(1,497,277)

Net assets:
Beginning of year	1,023,524	2,520,801
End of year	$11,992,760	$1,023,524

Capital share activity:
Shares sold	317,069	369,483
Shares issued from reinvestment of distributions	61	—
Shares redeemed	(245,121)	(372,859)
Net increase (decrease) in shares	72,009	(3,376)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$122.48	$214.85	$273.59	$234.99	$160.46
Income (loss) from investment operations:
Net investment income (loss)[a]	3.71	.58	(3.44)	(2.35)	1.27
Net gain (loss) on investments (realized and unrealized)	23.17	(92.95)	72.57	42.01	74.31
Total from investment operations	26.88	(92.37)	69.13	39.66	75.58
Less distributions from:
Net investment income	(.13)	—	—	(1.06)	(1.05)
Net realized gains	—	—	(127.87)	—	—
Total distributions	(.13)	—	(127.87)	(1.06)	(1.05)
Net asset value, end of period	$149.23	$122.48	$214.85	$273.59	$234.99

Total Return[b]	22.00%	(42.99%)	25.77%	17.21%	47.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,993	$1,024	$2,521	$16,514	$3,875
Ratios to average net assets:
Net investment income (loss)	2.83%	0.40%	(1.23%)	(1.23%)	0.61%
Total expenses[c]	2.11%	1.88%	1.80%	1.92%	1.92%
Net expenses[d]	2.04%	1.83%	1.74%	1.86%	1.86%
Portfolio turnover rate	—	598%	701%	463%	510%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Russell 2000 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. The Fund returned 19.76%, while the Russell 2000 Index returned 16.93% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Information Technology, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Utilities.

Super Micro Computer, Inc., ImmunoGen, Inc., and MicroStrategy, Inc. - Class A contributed the most to performance of the underlying index for 2023. Halozyme Therapeutics, Inc., Patterson-UTI Energy, Inc., and Chegg, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	% of Total Net Assets
Vanguard Russell 2000 ETF	8.9%
iShares Russell 2000 Index ETF	8.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.7%
Guggenheim Strategy Fund II	5.6%
Super Micro Computer, Inc.	0.2%
Simpson Manufacturing Company, Inc.	0.1%
Cytokinetics, Inc.	0.1%
elf Beauty, Inc.	0.1%
UFP Industries, Inc.	0.1%
Light & Wonder, Inc. — Class A	0.1%
Top Ten Total	32.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	19.76%	9.04%	6.29%
Russell 2000 Index	16.93%	9.97%	8.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

90 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 35.0%

Consumer, Non-cyclical — 8.1%
Cytokinetics, Inc.*	56	$4,675
elf Beauty, Inc.*	32	4,619
API Group Corp.*	125	4,325
BellRing Brands, Inc.*	78	4,324
ImmunoGen, Inc.*	142	4,210
Intra-Cellular Therapies, Inc.*	56	4,011
Ensign Group, Inc.	33	3,703
Vaxcyte, Inc.*	55	3,454
Option Care Health, Inc.*	99	3,335
Blueprint Medicines Corp.*	36	3,321
HealthEquity, Inc.*	50	3,315
StoneCo Ltd. — Class A*	174	3,137
Sprouts Farmers Market, Inc.*	62	2,983
Marathon Digital Holdings, Inc.*	126	2,960
Halozyme Therapeutics, Inc.*	77	2,846
Coca-Cola Consolidated, Inc.	3	2,785
Alkermes plc*	99	2,746
Bridgebio Pharma, Inc.*	68	2,745
Neogen Corp.*	130	2,614
Merit Medical Systems, Inc.*	34	2,583
Haemonetics Corp.*	30	2,565
Lantheus Holdings, Inc.*	41	2,542
Herc Holdings, Inc.	17	2,531
Brink’s Co.	28	2,463
Insperity, Inc.	21	2,462
Insmed, Inc.*	79	2,448
Amicus Therapeutics, Inc.*	167	2,370
REVOLUTION Medicines, Inc.*	82	2,352
TriNet Group, Inc.*	19	2,260
ACADIA Pharmaceuticals, Inc.*	72	2,254
Glaukos Corp.*	28	2,226
Simply Good Foods Co.*	54	2,138
Alight, Inc. — Class A*	246	2,098
Madrigal Pharmaceuticals, Inc.*	9	2,082
Inari Medical, Inc.*	31	2,013
Lancaster Colony Corp.	12	1,997
Marqeta, Inc. — Class A*	285	1,989
Integer Holdings Corp.*	20	1,982
CONMED Corp.	18	1,971
iRhythm Technologies, Inc.*	18	1,927
WD-40 Co.	8	1,913
Alarm.com Holdings, Inc.*	29	1,874
Arrowhead Pharmaceuticals, Inc.*	61	1,867
Korn Ferry	31	1,840
Prestige Consumer Healthcare, Inc.*	30	1,837
CBIZ, Inc.*	29	1,815
Axonics, Inc.*	29	1,805
ABM Industries, Inc.	40	1,793
Guardant Health, Inc.*	66	1,785
Biohaven Ltd.*	41	1,755
Riot Platforms, Inc.*	113	1,748
Progyny, Inc.*	47	1,747
Cerevel Therapeutics Holdings, Inc.*	41	1,738
AMN Healthcare Services, Inc.*	23	1,722
Helen of Troy Ltd.*	14	1,691
LivaNova plc*	32	1,656
Intellia Therapeutics, Inc.*	53	1,616
Krystal Biotech, Inc.*	13	1,613
EVERTEC, Inc.	39	1,597
Axsome Therapeutics, Inc.*	20	1,592
Inter Parfums, Inc.	11	1,584
Cymabay Therapeutics, Inc.*	67	1,583
Corcept Therapeutics, Inc.*	48	1,559
Denali Therapeutics, Inc.*	71	1,524
Remitly Global, Inc.*	78	1,515
Coursera, Inc.*	78	1,511
J & J Snack Foods Corp.	9	1,504
TransMedics Group, Inc.*	19	1,500
Stride, Inc.*	25	1,484
ICF International, Inc.	11	1,475
Pacific Biosciences of California, Inc.*	150	1,471
SpringWorks Therapeutics, Inc.*	40	1,460
Flywire Corp.*	63	1,458
Select Medical Holdings Corp.	62	1,457
Patterson Companies, Inc.	51	1,451
Surgery Partners, Inc.*	45	1,440
LiveRamp Holdings, Inc.*	38	1,439
Rhythm Pharmaceuticals, Inc.*	31	1,425
Amphastar Pharmaceuticals, Inc.*	23	1,423
Adtalem Global Education, Inc.*	24	1,415
TG Therapeutics, Inc.*	82	1,401
Primo Water Corp.	93	1,400
Graham Holdings Co. — Class B	2	1,393
Crinetics Pharmaceuticals, Inc.*	38	1,352
Immunovant, Inc.*	32	1,348
Cal-Maine Foods, Inc.	23	1,320
Strategic Education, Inc.	14	1,293
TreeHouse Foods, Inc.*	31	1,285
Ideaya Biosciences, Inc.*	36	1,281
Arcellx, Inc.*	23	1,276
Twist Bioscience Corp.*	34	1,253
CorVel Corp.*	5	1,236
NeoGenomics, Inc.*	76	1,230
RadNet, Inc.*	35	1,217
Arvinas, Inc.*	29	1,194
Veracyte, Inc.*	43	1,183
Textainer Group Holdings Ltd.	24	1,181
Nuvalent, Inc. — Class A*	16	1,177
PTC Therapeutics, Inc.*	42	1,158
Edgewell Personal Care Co.	31	1,136
Huron Consulting Group, Inc.*	11	1,131
Upbound Group, Inc.	33	1,121
Beam Therapeutics, Inc.*	41	1,116
Celldex Therapeutics, Inc.*	28	1,110
Rocket Pharmaceuticals, Inc.*	37	1,109
Iovance Biotherapeutics, Inc.*	136	1,106
Andersons, Inc.	19	1,093
Dynavax Technologies Corp.*	77	1,076
Laureate Education, Inc. — Class A	78	1,069
Viking Therapeutics, Inc.*	57	1,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Central Garden & Pet Co. — Class A*	24	$1,057
Inmode Ltd.*	46	1,023
Omnicell, Inc.*	27	1,016
AtriCure, Inc.*	28	999
Vericel Corp.*	28	997
Apollo Medical Holdings, Inc.*	26	996
CoreCivic, Inc.*	68	988
Cleanspark, Inc.*	89	982
Vector Group Ltd.	87	981
Catalyst Pharmaceuticals, Inc.*	58	975
Ironwood Pharmaceuticals, Inc. — Class A*	83	950
Universal Corp.	14	943
PROCEPT BioRobotics Corp.*	22	922
Myriad Genetics, Inc.*	48	919
Pacira BioSciences, Inc.*	27	911
Prothena Corporation plc*	25	909
STAAR Surgical Co.*	29	905
Herbalife Ltd.*	59	900
MGP Ingredients, Inc.	9	887
Cimpress plc*	11	881
PROG Holdings, Inc.*	28	866
Sabre Corp.*	196	862
Owens & Minor, Inc.*	44	848
Syndax Pharmaceuticals, Inc.*	39	843
Oscar Health, Inc. — Class A*	92	842
Supernus Pharmaceuticals, Inc.*	29	839
Addus HomeCare Corp.*	9	836
Alphatec Holdings, Inc.*	55	831
Payoneer Global, Inc.*	158	823
Kforce, Inc.	12	811
Recursion Pharmaceuticals, Inc. — Class A*	81	799
Legalzoom.com, Inc.*	70	791
Ardelyx, Inc.*	127	787
Krispy Kreme, Inc.	52	785
Chegg, Inc.*	68	773
GEO Group, Inc.*	71	769
Inhibrx, Inc.*	20	760
Udemy, Inc.*	51	751
RayzeBio, Inc.*	12	746
US Physical Therapy, Inc.	8	745
Xencor, Inc.*	35	743
Agios Pharmaceuticals, Inc.*	33	735
Protagonist Therapeutics, Inc.*	32	734
Aurinia Pharmaceuticals, Inc.*	81	728
Ligand Pharmaceuticals, Inc. — Class B*	10	714
Perdoceo Education Corp.	40	702
Akero Therapeutics, Inc.*	30	700
Utz Brands, Inc.	43	698
John Wiley & Sons, Inc. — Class A	22	698
National Beverage Corp.*	14	696
Sage Therapeutics, Inc.*	32	693
Ingles Markets, Inc. — Class A	8	691
UFP Technologies, Inc.*	4	688
LeMaitre Vascular, Inc.	12	681
BioCryst Pharmaceuticals, Inc.*	113	677
Matthews International Corp. — Class A	18	660
Cytek Biosciences, Inc.*	72	657
National Healthcare Corp.	7	647
Collegium Pharmaceutical, Inc.*	21	646
Harmony Biosciences Holdings, Inc.*	20	646
RxSight, Inc.*	16	645
Embecta Corp.	34	644
Weis Markets, Inc.	10	640
Avanos Medical, Inc.*	28	628
Geron Corp.*	297	627
Scholar Rock Holding Corp.*	33	620
Chefs’ Warehouse, Inc.*	21	618
Pliant Therapeutics, Inc.*	34	616
SP Plus Corp.*	12	615
Quanex Building Products Corp.	20	611
MiMedx Group, Inc.*	68	596
Relay Therapeutics, Inc.*	54	595
Brookdale Senior Living, Inc. — Class A*	102	594
Arcus Biosciences, Inc.*	31	592
Kymera Therapeutics, Inc.*	23	586
ZipRecruiter, Inc. — Class A*	42	584
Hain Celestial Group, Inc.*	53	580
Morphic Holding, Inc.*	20	578
Quanterix Corp.*	21	574
ADMA Biologics, Inc.*	126	570
United Natural Foods, Inc.*	35	568
Innoviva, Inc.*	35	561
Kura Oncology, Inc.*	39	561
Deluxe Corp.	26	558
Monro, Inc.	19	558
MannKind Corp.*	153	557
First Advantage Corp.	33	547
Transcat, Inc.*	5	547
Viridian Therapeutics, Inc.*	25	545
Cassava Sciences, Inc.*	24	540
Day One Biopharmaceuticals, Inc.*	37	540
Zentalis Pharmaceuticals, Inc.*	35	530
Dole plc	43	529
Fresh Del Monte Produce, Inc.	20	525
Keros Therapeutics, Inc.*	13	517
John B Sanfilippo & Son, Inc.	5	515
Vir Biotechnology, Inc.*	50	503
Deciphera Pharmaceuticals, Inc.*	31	500
Arlo Technologies, Inc.*	52	495
LifeStance Health Group, Inc.*	63	493
SpartanNash Co.	21	482
Cross Country Healthcare, Inc.*	21	475
Mirum Pharmaceuticals, Inc.*	16	472
Varex Imaging Corp.*	23	471
Accolade, Inc.*	39	468
Pediatrix Medical Group, Inc.*	50	465
Barrett Business Services, Inc.	4	463
Healthcare Services Group, Inc.*	44	456
Cabaletta Bio, Inc.*	20	454
Nevro Corp.*	21	452

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RAPT Therapeutics, Inc.*	18	$447
Amneal Pharmaceuticals, Inc.*	73	443
Amylyx Pharmaceuticals, Inc.*	30	442
Arcturus Therapeutics Holdings, Inc.*	14	441
ANI Pharmaceuticals, Inc.*	8	441
B&G Foods, Inc.	42	441
SI-BONE, Inc.*	21	441
Revance Therapeutics, Inc.*	50	439
Vita Coco Company, Inc.*	17	436
Viad Corp.*	12	434
Kelly Services, Inc. — Class A	20	432
REGENXBIO, Inc.*	24	431
Artivion, Inc.*	24	429
Editas Medicine, Inc.*	42	425
Verve Therapeutics, Inc.*	30	418
AdaptHealth Corp.*	57	416
89bio, Inc.*	37	413
Repay Holdings Corp.*	48	410
Medifast, Inc.	6	403
CRA International, Inc.	4	395
Anavex Life Sciences Corp.*	42	391
Travere Therapeutics, Inc.*	43	387
4D Molecular Therapeutics, Inc.*	19	385
Avidity Biosciences, Inc.*	42	380
Atrion Corp.	1	379
USANA Health Sciences, Inc.*	7	375
CareDx, Inc.*	31	372
Theravance Biopharma, Inc.*	33	371
EyePoint Pharmaceuticals, Inc.*	16	370
Alpine Immune Sciences, Inc.*	19	362
OPKO Health, Inc.*	239	361
Cass Information Systems, Inc.	8	360
National Research Corp. — Class A	9	356
Heidrick & Struggles International, Inc.	12	354
OraSure Technologies, Inc.*	43	353
ModivCare, Inc.*	8	352
Fulgent Genetics, Inc.*	12	347
MacroGenics, Inc.*	36	346
OmniAb, Inc.*	56	346
Treace Medical Concepts, Inc.*	27	344
Hackett Group, Inc.	15	342
BioLife Solutions, Inc.*	21	341
Liquidia Corp.*	28	337
Apogee Therapeutics, Inc.*	12	335
ACCO Brands Corp.	55	334
Kiniksa Pharmaceuticals Ltd. — Class A*	19	333
Adaptive Biotechnologies Corp.*	68	333
Dyne Therapeutics, Inc.*	25	332
Zymeworks, Inc.*	32	332
ImmunityBio, Inc.*	66	331
Ennis, Inc.	15	329
Altimmune, Inc.*	29	326
Marinus Pharmaceuticals, Inc.*	30	326
Multiplan Corp.*	226	325
V2X, Inc.*	7	325
Castle Biosciences, Inc.*	15	324
Paragon 28, Inc.*	26	323
PetIQ, Inc.*	16	316
Beyond Meat, Inc.*	35	312
Enhabit, Inc.*	30	310
Vera Therapeutics, Inc.*	20	308
Franklin Covey Co.*	7	305
Alector, Inc.*	38	303
Central Garden & Pet Co.*	6	301
SunOpta, Inc.*	54	295
Calavo Growers, Inc.	10	294
Mission Produce, Inc.*	29	293
OrthoPediatrics Corp.*	9	293
Surmodics, Inc.*	8	291
Nurix Therapeutics, Inc.*	28	289
Disc Medicine, Inc.*	5	289
WW International, Inc.*	33	289
Edgewise Therapeutics, Inc.*	26	284
Tarsus Pharmaceuticals, Inc.*	14	284
Orthofix Medical, Inc.*	21	283
Vital Farms, Inc.*	18	283
Cogent Biosciences, Inc.*	48	282
Silk Road Medical, Inc.*	23	282
Caribou Biosciences, Inc.*	49	281
Pulmonx Corp.*	22	280
Green Dot Corp. — Class A*	28	277
TrueBlue, Inc.*	18	276
I3 Verticals, Inc. — Class A*	13	275
European Wax Center, Inc. — Class A*	20	272
Resources Connection, Inc.	19	269
Tango Therapeutics, Inc.*	27	267
Zimvie, Inc.*	15	266
Evolus, Inc.*	25	263
Turning Point Brands, Inc.	10	263
DocGo, Inc.*	46	257
Duckhorn Portfolio, Inc.*	26	256
Icosavax, Inc.*	16	252
Universal Technical Institute, Inc.*	20	250
Novavax, Inc.*	52	250
MaxCyte, Inc.*	52	244
Paysafe Ltd.*	19	243
Avid Bioservices, Inc.*	37	240
Pennant Group, Inc.*	17	237
AnaptysBio, Inc.*	11	236
Community Health Systems, Inc.*	75	235
Waldencast plc — Class A*	21	230
Cerus Corp.*	106	229
Sana Biotechnology, Inc.*	56	228
SomaLogic, Inc.*	90	228
Olema Pharmaceuticals, Inc.*	16	224
Tejon Ranch Co.*	13	224
CVRx, Inc.*	7	220
American Well Corp. — Class A*	146	217
Prime Medicine, Inc.*	24	213
ORIC Pharmaceuticals, Inc.*	23	212
Savara, Inc.*	45	212
BrightView Holdings, Inc.*	25	211

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Custom Truck One Source, Inc.*	34	$210
Ocular Therapeutix, Inc.*	47	210
Taro Pharmaceutical Industries Ltd.*	5	209
HilleVax, Inc.*	13	209
Aaron’s Company, Inc.	19	207
Limoneira Co.	10	206
Avita Medical, Inc.*	15	206
Anika Therapeutics, Inc.*	9	204
Replimune Group, Inc.*	24	202
Lyell Immunopharma, Inc.*	104	202
Tactile Systems Technology, Inc.*	14	200
Carriage Services, Inc. — Class A	8	200
Entrada Therapeutics, Inc.*	13	196
Sterling Check Corp.*	14	195
Enliven Therapeutics, Inc.*	14	194
ALX Oncology Holdings, Inc.*	13	194
Terawulf, Inc.*	80	192
Fate Therapeutics, Inc.*	51	191
iRadimed Corp.	4	190
Distribution Solutions Group, Inc.*	6	189
Forrester Research, Inc.*	7	188
Xeris Biopharma Holdings, Inc.*	79	186
Arbutus Biopharma Corp.*	74	185
Target Hospitality Corp.*	19	185
KalVista Pharmaceuticals, Inc.*	15	184
AngioDynamics, Inc.*	23	180
Summit Therapeutics, Inc.*	69	180
UroGen Pharma Ltd.*	12	180
Harrow, Inc.*	16	179
WaVe Life Sciences Ltd.*	35	177
Biomea Fusion, Inc.*	12	174
Westrock Coffee Co.*	17	173
Nano-X Imaging Ltd.*	27	172
Organogenesis Holdings, Inc.*	42	172
Agenus, Inc.*	205	170
Terns Pharmaceuticals, Inc.*	26	169
Utah Medical Products, Inc.	2	168
iTeos Therapeutics, Inc.*	15	164
Axogen, Inc.*	24	164
Voyager Therapeutics, Inc.*	19	160
Accuray, Inc.*	56	158
Seneca Foods Corp. — Class A*	3	157
Allogene Therapeutics, Inc.*	49	157
Viemed Healthcare, Inc.*	20	157
Nathan’s Famous, Inc.	2	156
Sutro Biopharma, Inc.*	36	154
Genelux Corp.*	11	154
Neumora Therapeutics, Inc.*	9	153
Coherus Biosciences, Inc.*	46	153
Beauty Health Co.*	49	152
SIGA Technologies, Inc.	27	151
Willdan Group, Inc.*	7	151
Y-mAbs Therapeutics, Inc.*	22	150
ACELYRIN, Inc.*	20	149
Rigel Pharmaceuticals, Inc.*	102	148
Celcuity, Inc.*	10	146
Vanda Pharmaceuticals, Inc.*	34	143
Cullinan Oncology, Inc.*	14	143
Agiliti, Inc.*	18	143
Aura Biosciences, Inc.*	16	142
23andMe Holding Co. — Class A*	155	142
Lincoln Educational Services Corp.*	14	141
Atea Pharmaceuticals, Inc.*	46	140
Mersana Therapeutics, Inc.*	60	139
Phibro Animal Health Corp. — Class A	12	139
Nature’s Sunshine Products, Inc.*	8	138
Poseida Therapeutics, Inc.*	41	138
Zevra Therapeutics, Inc.*	21	138
Phathom Pharmaceuticals, Inc.*	15	137
Alta Equipment Group, Inc.	11	136
Aerovate Therapeutics, Inc.*	6	136
MeiraGTx Holdings plc*	19	133
Semler Scientific, Inc.*	3	133
Third Harmonic Bio, Inc.*	12	132
Nuvation Bio, Inc.*	87	131
Village Super Market, Inc. — Class A	5	131
Zynex, Inc.*	12	131
HF Foods Group, Inc.*	24	128
2seventy bio, Inc.*	30	128
SoundThinking, Inc.*	5	128
Performant Financial Corp.*	40	125
Fennec Pharmaceuticals, Inc.*	11	123
Harvard Bioscience, Inc.*	23	123
Annexon, Inc.*	27	123
Pulse Biosciences, Inc.*	10	122
Quipt Home Medical Corp.*	24	122
Quantum-Si, Inc.*	60	121
Nkarta, Inc.*	18	119
Omeros Corp.*,1	36	118
Alico, Inc.	4	116
InfuSystem Holdings, Inc.*	11	116
Ovid therapeutics, Inc.*	36	116
Astria Therapeutics, Inc.*	15	115
Enanta Pharmaceuticals, Inc.*	12	113
Tyra Biosciences, Inc.*	8	111
Allakos, Inc.*	40	109
Precigen, Inc.*	81	109
Janux Therapeutics, Inc.*	10	107
scPharmaceuticals, Inc.*	17	107
Gritstone bio, Inc.*	52	106
Heron Therapeutics, Inc.*	62	105
Humacyte, Inc.*	37	105
Cipher Mining, Inc.*	25	103
Quad/Graphics, Inc.*	19	103
Erasca, Inc.*	48	102
Monte Rosa Therapeutics, Inc.*	18	102
CorMedix, Inc.*	27	102
Arcutis Biotherapeutics, Inc.*	31	100
Information Services Group, Inc.	21	99
Invitae Corp.*	157	98
Aldeyra Therapeutics, Inc.*	28	98
Natural Grocers by Vitamin Cottage, Inc.	6	96

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ClearPoint Neuro, Inc.*	14	$95
Bakkt Holdings, Inc.*	42	94
Acacia Research Corp.*	23	90
Nautilus Biotechnology, Inc.*	30	90
Butterfly Network, Inc.*	83	90
Bluebird Bio, Inc.*	64	88
Immuneering Corp. — Class A*	12	88
Verrica Pharmaceuticals, Inc.*	12	88
Tenaya Therapeutics, Inc.*	27	87
Inozyme Pharma, Inc.*	20	85
PDS Biotechnology Corp.*	17	84
Compass Therapeutics, Inc.*	54	84
Stoke Therapeutics, Inc.*	16	84
Lexicon Pharmaceuticals, Inc.*	55	84
Lineage Cell Therapeutics, Inc.*	77	84
Sanara Medtech, Inc.*	2	82
Actinium Pharmaceuticals, Inc.*	16	81
Seres Therapeutics, Inc.*	58	81
Merrimack Pharmaceuticals, Inc.*	6	80
Aveanna Healthcare Holdings, Inc.*	30	80
BRC, Inc. — Class A*	22	80
Foghorn Therapeutics, Inc.*	12	77
Joint Corp.*	8	77
Inogen, Inc.*	14	77
ARS Pharmaceuticals, Inc.*	14	77
XOMA Corp.*	4	74
Emergent BioSolutions, Inc.*	30	72
PMV Pharmaceuticals, Inc.*	23	71
Ventyx Biosciences, Inc.*	28	69
Mineralys Therapeutics, Inc.*	8	69
Larimar Therapeutics, Inc.*	15	68
Seer, Inc.*	35	68
Cadiz, Inc.*	24	67
Scilex Holding Co.*	32	66
Innovage Holding Corp.*	11	66
BioAtla, Inc.*	26	64
X4 Pharmaceuticals, Inc.*	73	61
Protalix BioTherapeutics, Inc.*	34	61
Tela Bio, Inc.*	9	60
Karyopharm Therapeutics, Inc.*	68	59
IGM Biosciences, Inc.*	7	58
2U, Inc.*	47	58
Kodiak Sciences, Inc.*	19	58
CPI Card Group, Inc.*	3	58
Optinose, Inc.*	44	57
Assertio Holdings, Inc.*	53	57
Cue Biopharma, Inc.*	21	55
Citius Pharmaceuticals, Inc.*	73	55
Longboard Pharmaceuticals, Inc.*	9	54
CompoSecure, Inc.*	10	54
Emerald Holding, Inc.*	9	54
Akoya Biosciences, Inc.*	11	54
Mural Oncology plc*	9	53
Design Therapeutics, Inc.*	20	53
AirSculpt Technologies, Inc.*	7	52
MarketWise, Inc.	19	52
KORU Medical Systems, Inc.*	21	52
Vor BioPharma, Inc.*	22	50
Theseus Pharmaceuticals, Inc.*	12	49
ProKidney Corp.*	27	48
FibroGen, Inc.*	54	48
Cartesian Therapeutics, Inc.*	69	48
Carisma Therapeutics, Inc.	16	47
Sangamo Therapeutics, Inc.*	86	47
Century Therapeutics, Inc.*	14	46
HireQuest, Inc.	3	46
Omega Therapeutics, Inc.*	15	45
Generation Bio Co.*	27	45
Graphite Bio, Inc.*	17	45
Aclaris Therapeutics, Inc.*	41	43
Rallybio Corp.*	18	43
FiscalNote Holdings, Inc.*	37	42
PepGen, Inc.*	6	41
Kezar Life Sciences, Inc.*	43	41
Biote Corp. — Class A*	8	40
Priority Technology Holdings, Inc.*	11	39
Outlook Therapeutics, Inc.*	93	37
Eyenovia, Inc.*	17	35
Cutera, Inc.*	10	35
Adicet Bio, Inc.*	18	34
P3 Health Partners, Inc.*	24	34
Vigil Neuroscience, Inc.*	10	34
Trevi Therapeutics, Inc.*	25	34
Nuvectis Pharma, Inc.*	4	33
Bioxcel Therapeutics, Inc.*	11	32
Forafric Global plc*	3	32
Eagle Pharmaceuticals, Inc.*	6	31
Zevia PBC — Class A*	15	30
Beyond Air, Inc.*	15	29
Atara Biotherapeutics, Inc.*	57	29
Prelude Therapeutics, Inc.*	6	26
Ikena Oncology, Inc.*	13	26
Acrivon Therapeutics, Inc.*	5	25
Ispire Technology, Inc.*	2	24
Zura Bio Ltd.*	5	23
CareMax, Inc.*	45	22
NGM Biopharmaceuticals, Inc.*	26	22
Vaxxinity, Inc. — Class A*	25	21
NanoString Technologies, Inc.*	28	21
Cara Therapeutics, Inc.*	28	21
Aadi Bioscience, Inc.*	10	20
Orchestra BioMed Holdings, Inc.*	2	18
Benson Hill, Inc.*	103	18
Allovir, Inc.*	25	17
Vicarious Surgical, Inc.*	42	15
Rent the Runway, Inc. — Class A*	29	15
Rain Oncology, Inc.*	10	12
Bright Green Corp.*	36	12
Reneo Pharmaceuticals, Inc.*	6	10
ATI Physical Therapy, Inc.*	1	6
Cano Health, Inc.*	1	6
Ocean Biomedical, Inc.*	5	3

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
BioVie, Inc.*	2	$3
Ligand Pharmaceuticals, Inc.*, ††	3	—
Ligand Pharmaceuticals, Inc.*, ††	3	—
Total Consumer, Non-cyclical		349,410

Financial — 7.7%
Ryman Hospitality Properties, Inc. REIT	35	3,852
SouthState Corp.	45	3,800
Selective Insurance Group, Inc.	36	3,581
Essent Group Ltd.	63	3,323
Cadence Bank	109	3,225
Terreno Realty Corp. REIT	49	3,071
Kite Realty Group Trust REIT	130	2,972
Old National Bancorp	175	2,956
United Bankshares, Inc.	78	2,929
Home BancShares, Inc.	114	2,888
Valley National Bancorp	256	2,780
Glacier Bancorp, Inc.	67	2,768
FTAI Aviation Ltd.	59	2,738
Radian Group, Inc.	94	2,684
American Equity Investment Life Holding Co.*	46	2,567
Phillips Edison & Company, Inc. REIT	70	2,554
Hancock Whitney Corp.	52	2,527
Jackson Financial, Inc. — Class A	49	2,509
Hamilton Lane, Inc. — Class A	22	2,496
Mr Cooper Group, Inc.*	38	2,475
Essential Properties Realty Trust, Inc. REIT	93	2,377
First Financial Bankshares, Inc.	78	2,363
PotlatchDeltic Corp. REIT	47	2,308
Moelis & Co. — Class A	40	2,245
Blackstone Mortgage Trust, Inc. — Class A REIT	103	2,191
UMB Financial Corp.	26	2,172
Apple Hospitality REIT, Inc.	129	2,143
Ameris Bancorp	40	2,122
Walker & Dunlop, Inc.	19	2,109
Independence Realty Trust, Inc. REIT	135	2,065
Enstar Group Ltd.*	7	2,060
United Community Banks, Inc.	69	2,019
ServisFirst Bancshares, Inc.	30	1,999
Macerich Co. REIT	129	1,990
Sabra Health Care REIT, Inc.	138	1,969
Broadstone Net Lease, Inc. REIT	112	1,929
Associated Banc-Corp.	90	1,925
CNO Financial Group, Inc.	68	1,897
Physicians Realty Trust REIT	142	1,890
Texas Capital Bancshares, Inc.*	29	1,874
Cathay General Bancorp	42	1,872
Axos Financial, Inc.*	34	1,856
Genworth Financial, Inc. — Class A*	274	1,830
McGrath RentCorp	15	1,794
SL Green Realty Corp. REIT	39	1,762
Upstart Holdings, Inc.*	43	1,757
Piper Sandler Cos.	10	1,749
International Bancshares Corp.	32	1,738
COPT Defense Properties REIT	67	1,717
LXP Industrial Trust REIT	173	1,716
Innovative Industrial Properties, Inc. REIT	17	1,714
Independent Bank Corp.	26	1,711
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	62	1,710
WSFS Financial Corp.	37	1,699
Tanger, Inc. REIT	61	1,691
First BanCorp	102	1,678
Community Bank System, Inc.	32	1,668
Bank of Hawaii Corp.	23	1,667
Pacific Premier Bancorp, Inc.	57	1,659
Atlantic Union Bankshares Corp.	45	1,644
Artisan Partners Asset Management, Inc. — Class A	37	1,635
Arbor Realty Trust, Inc. REIT	107	1,624
Fulton Financial Corp.	97	1,597
CVB Financial Corp.	79	1,595
SITE Centers Corp. REIT	114	1,554
BGC Group, Inc. — Class A	212	1,531
First Interstate BancSystem, Inc. — Class A	49	1,507
Simmons First National Corp. — Class A	75	1,488
Pagseguro Digital Ltd. — Class A*	119	1,484
NMI Holdings, Inc. — Class A*	49	1,454
BankUnited, Inc.	44	1,427
PJT Partners, Inc. — Class A	14	1,426
Seacoast Banking Corporation of Florida	50	1,423
Douglas Emmett, Inc. REIT	98	1,421
National Health Investors, Inc. REIT	25	1,396
CareTrust REIT, Inc	60	1,343
Sunstone Hotel Investors, Inc. REIT	124	1,330
First Financial Bancorp	56	1,330
PennyMac Financial Services, Inc.	15	1,326
Eastern Bankshares, Inc.	93	1,321
Four Corners Property Trust, Inc. REIT	52	1,316
First Merchants Corp.	35	1,298
WaFd, Inc.	39	1,286
BancFirst Corp.	13	1,265
St. Joe Co.	21	1,264
Urban Edge Properties REIT	69	1,263
TowneBank	42	1,250
Bancorp, Inc.*	32	1,234
Outfront Media, Inc. REIT	88	1,228
Cohen & Steers, Inc.	16	1,212
Equity Commonwealth REIT	63	1,210
Park National Corp.	9	1,196
DiamondRock Hospitality Co. REIT	126	1,183
StoneX Group, Inc.*	16	1,181
Pebblebrook Hotel Trust REIT	73	1,167
Global Net Lease, Inc. REIT	116	1,154
NBT Bancorp, Inc.	27	1,132
Independent Bank Group, Inc.	22	1,119
Renasant Corp.	33	1,111
RLJ Lodging Trust REIT	93	1,090
Banner Corp.	20	1,071
Cushman & Wakefield plc*	99	1,069

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
WesBanco, Inc.	34	$1,067
Banc of California, Inc.	79	1,061
OFG Bancorp	28	1,049
Triumph Financial, Inc.*	13	1,042
InvenTrust Properties Corp. REIT	41	1,039
Retail Opportunity Investments Corp. REIT	74	1,038
JBG SMITH Properties REIT	60	1,021
StepStone Group, Inc. — Class A	32	1,019
Trustmark Corp.	36	1,004
Apollo Commercial Real Estate Finance, Inc. REIT	85	998
Enova International, Inc.*	18	996
City Holding Co.	9	992
Bread Financial Holdings, Inc.	30	988
Navient Corp.	53	987
Hilltop Holdings, Inc.	28	986
Goosehead Insurance, Inc. — Class A*	13	985
Ready Capital Corp. REIT	96	984
Enterprise Financial Services Corp.	22	982
Customers Bancorp, Inc.*	17	980
Lakeland Financial Corp.	15	977
Virtus Investment Partners, Inc.	4	967
Bank of NT Butterfield & Son Ltd.	30	960
Farmer Mac — Class C	5	956
Acadia Realty Trust REIT	56	951
Northwest Bancshares, Inc.	76	949
First Commonwealth Financial Corp.	61	942
Heartland Financial USA, Inc.	25	940
Stewart Information Services Corp.	16	940
Live Oak Bancshares, Inc.	20	910
Westamerica BanCorp	16	903
First Bancorp	24	888
Xenia Hotels & Resorts, Inc. REIT	65	885
Kennedy-Wilson Holdings, Inc.	71	879
Newmark Group, Inc. — Class A	80	877
Compass Diversified Holdings	38	853
Pathward Financial, Inc.	16	847
BRP Group, Inc. — Class A*	35	841
Cannae Holdings, Inc.*	43	839
Service Properties Trust REIT	98	837
FB Financial Corp.	21	837
Hope Bancorp, Inc.	69	834
Palomar Holdings, Inc.*	15	833
Stock Yards Bancorp, Inc.	16	824
Uniti Group, Inc. REIT	142	821
National Bank Holdings Corp. — Class A	22	818
Alexander & Baldwin, Inc. REIT	43	818
Horace Mann Educators Corp.	25	817
TriCo Bancshares	19	816
Two Harbors Investment Corp. REIT	58	808
Stellar Bancorp, Inc.	29	807
Provident Financial Services, Inc.	44	793
PennyMac Mortgage Investment Trust REIT	53	792
Getty Realty Corp. REIT	27	789
Ladder Capital Corp. — Class A REIT	68	783
LTC Properties, Inc. REIT	24	771
First Busey Corp.	31	769
S&T Bancorp, Inc.	23	769
Empire State Realty Trust, Inc. — Class A REIT	79	765
Hudson Pacific Properties, Inc. REIT	82	763
Elme Communities REIT	52	759
Veris Residential, Inc. REIT	47	739
Easterly Government Properties, Inc. REIT	55	739
Claros Mortgage Trust, Inc.	54	736
Trupanion, Inc.*	24	732
Veritex Holdings, Inc.	31	721
Encore Capital Group, Inc.*	14	711
Sandy Spring Bancorp, Inc.	26	708
Nelnet, Inc. — Class A	8	706
Apartment Investment and Management Co. — Class A REIT*	89	697
MFA Financial, Inc. REIT	61	687
Safety Insurance Group, Inc.	9	684
Franklin BSP Realty Trust, Inc. REIT	50	675
Peoples Bancorp, Inc.	20	675
Chimera Investment Corp. REIT	135	674
NETSTREIT Corp.	37	660
American Assets Trust, Inc. REIT	29	653
Redfin Corp.*	63	650
Berkshire Hills Bancorp, Inc.	26	646
Nicolet Bankshares, Inc.	8	644
eXp World Holdings, Inc.	41	636
Compass, Inc. — Class A*	169	635
Employers Holdings, Inc.	16	630
Plymouth Industrial REIT, Inc.	26	626
Marcus & Millichap, Inc.	14	612
Safehold, Inc. REIT	26	608
OceanFirst Financial Corp.	35	608
Origin Bancorp, Inc.	17	605
PRA Group, Inc.*	23	603
Mercury General Corp.	16	597
Victory Capital Holdings, Inc. — Class A	17	585
Preferred Bank/Los Angeles CA	8	584
QCR Holdings, Inc.	10	584
BrightSpire Capital, Inc. REIT	77	573
Ellington Financial, Inc. REIT	45	572
Paramount Group, Inc. REIT	110	569
WisdomTree, Inc.	82	568
Brookline Bancorp, Inc.	52	567
Dime Community Bancshares, Inc.	21	566
Southside Bancshares, Inc.	18	564
LendingClub Corp.*	64	559
German American Bancorp, Inc.	17	551
Brandywine Realty Trust REIT	102	551
1st Source Corp.	10	550
Lakeland Bancorp, Inc.	37	547
Eagle Bancorp, Inc.	18	543
Diversified Healthcare Trust REIT	143	535
First Bancshares, Inc.	18	528
Piedmont Office Realty Trust, Inc. — Class A REIT	74	526

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Centerspace REIT	9	$524
ARMOUR Residential REIT, Inc.[1]	27	522
Enact Holdings, Inc.	18	520
Bank First Corp.	6	520
Anywhere Real Estate, Inc.*	64	519
AMERISAFE, Inc.	11	515
Premier Financial Corp.	21	506
F&G Annuities & Life, Inc.	11	506
UMH Properties, Inc. REIT	33	506
ConnectOne Bancorp, Inc.	22	504
Redwood Trust, Inc. REIT	68	504
Patria Investments Ltd. — Class A	32	496
Armada Hoffler Properties, Inc. REIT	40	495
Capitol Federal Financial, Inc.	76	490
Lemonade, Inc.*,1	30	484
National Western Life Group, Inc. — Class A	1	483
Tompkins Financial Corp.	8	482
SiriusPoint Ltd.*	41	476
Skyward Specialty Insurance Group, Inc.*	14	474
KKR Real Estate Finance Trust, Inc. REIT	35	463
New York Mortgage Trust, Inc. REIT	54	461
Heritage Financial Corp.	21	449
NexPoint Residential Trust, Inc. REIT	13	448
ProAssurance Corp.	32	441
Ambac Financial Group, Inc.*	26	428
Summit Hotel Properties, Inc. REIT	63	423
Peakstone Realty Trust REIT	21	419
First Community Bankshares, Inc.	11	408
Old Second Bancorp, Inc.	26	401
Dynex Capital, Inc. REIT	32	401
Community Healthcare Trust, Inc. REIT	15	400
Global Medical REIT, Inc.	36	400
International Money Express, Inc.*	18	398
Community Trust Bancorp, Inc.	9	395
CBL & Associates Properties, Inc. REIT	16	391
AssetMark Financial Holdings, Inc.*	13	389
Merchants Bancorp	9	383
First Mid Bancshares, Inc.	11	381
Univest Financial Corp.	17	375
Brookfield Business Corp. — Class A	16	372
Horizon Bancorp, Inc.	26	372
Amerant Bancorp, Inc.	15	369
CrossFirst Bankshares, Inc.*	27	367
Brightsphere Investment Group, Inc.	19	364
Mercantile Bank Corp.	9	363
Midland States Bancorp, Inc.	13	358
Whitestone REIT — Class B	29	356
Byline Bancorp, Inc.	15	353
HCI Group, Inc.	4	350
Hanmi Financial Corp.	18	349
Heritage Commerce Corp.	35	347
Columbia Financial, Inc.*	18	347
Cambridge Bancorp	5	347
Universal Health Realty Income Trust REIT	8	346
Business First Bancshares, Inc.	14	345
TrustCo Bank Corporation NY	11	342
Camden National Corp.	9	339
Farmland Partners, Inc. REIT	27	337
Metropolitan Bank Holding Corp.*	6	332
Diamond Hill Investment Group, Inc.	2	331
Washington Trust Bancorp, Inc.	10	324
Ares Commercial Real Estate Corp. REIT	31	321
Farmers National Banc Corp.	22	318
Gladstone Commercial Corp. REIT	24	318
Central Pacific Financial Corp.	16	315
Northfield Bancorp, Inc.	25	315
Independent Bank Corp.	12	312
Chatham Lodging Trust REIT	29	311
Perella Weinberg Partners	25	306
Equity Bancshares, Inc. — Class A	9	305
Kearny Financial Corp.	34	305
First Financial Corp.	7	301
First Foundation, Inc.	31	300
HarborOne Bancorp, Inc.	25	300
Peapack-Gladstone Financial Corp.	10	298
Great Southern Bancorp, Inc.	5	297
Amalgamated Financial Corp.	11	296
NerdWallet, Inc. — Class A*	20	294
American National Bankshares, Inc.	6	293
Gladstone Land Corp. REIT	20	289
Flushing Financial Corp.	17	280
Northeast Bank	5	276
Republic Bancorp, Inc. — Class A	5	276
Saul Centers, Inc. REIT	7	275
CNB Financial Corp.	12	271
Southern Missouri Bancorp, Inc.	5	267
TPG RE Finance Trust, Inc. REIT	41	266
Coastal Financial Corp.*	6	266
P10, Inc. — Class A	26	266
Tiptree, Inc. — Class A	14	265
Bar Harbor Bankshares	9	264
Metrocity Bankshares, Inc.	11	264
United Fire Group, Inc.	13	262
World Acceptance Corp.*	2	261
RMR Group, Inc. — Class A	9	254
Burke & Herbert Financial Services Corp.	4	252
FRP Holdings, Inc.*	4	252
Arrow Financial Corp.	9	251
Alerus Financial Corp.	11	246
HomeTrust Bancshares, Inc.	9	242
Shore Bancshares, Inc.	17	242
Universal Insurance Holdings, Inc.	15	240
Capital City Bank Group, Inc.	8	235
B Riley Financial, Inc.[1]	11	231
FTAI Infrastructure, Inc.	59	229
Forge Global Holdings, Inc.*	66	226
CTO Realty Growth, Inc. REIT	13	225
Capstar Financial Holdings, Inc.	12	225
GCM Grosvenor, Inc. — Class A	25	224
ACNB Corp.	5	224
Invesco Mortgage Capital, Inc. REIT	25	221

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
SmartFinancial, Inc.	9	$220
One Liberty Properties, Inc. REIT	10	219
MidWestOne Financial Group, Inc.	8	215
Summit Financial Group, Inc.	7	215
Alexander’s, Inc. REIT	1	214
Office Properties Income Trust REIT	29	212
West BanCorp, Inc.	10	212
Carter Bankshares, Inc.*	14	210
Five Star Bancorp	8	209
James River Group Holdings Ltd.	22	203
South Plains Financial, Inc.	7	203
Citizens & Northern Corp.	9	202
First Business Financial Services, Inc.	5	201
Esquire Financial Holdings, Inc.	4	200
Farmers & Merchants Bancorp Incorporated/Archbold OH	8	198
Bank of Marin Bancorp	9	198
Peoples Financial Services Corp.	4	195
Orion Office REIT, Inc.	34	194
Hingham Institution For Savings	1	194
Mid Penn Bancorp, Inc.	8	194
Citizens Financial Services, Inc.	3	194
Orchid Island Capital, Inc. REIT	23	194
Enterprise Bancorp, Inc.	6	194
NewtekOne, Inc.	14	193
Financial Institutions, Inc.	9	192
RBB Bancorp	10	190
Southern First Bancshares, Inc.*	5	186
Granite Point Mortgage Trust, Inc. REIT	31	184
LendingTree, Inc.*	6	182
Bit Digital, Inc.*	43	182
Orange County Bancorp, Inc.	3	181
Macatawa Bank Corp.	16	181
Sierra Bancorp	8	180
MBIA, Inc.*	29	177
Orrstown Financial Services, Inc.	6	177
Fidelity D&D Bancorp, Inc.	3	174
First of Long Island Corp.	13	172
Northrim BanCorp, Inc.	3	172
Greenlight Capital Re Ltd. — Class A*	15	171
First Bancorp, Inc.	6	169
HBT Financial, Inc.	8	169
Red River Bancshares, Inc.	3	168
Guaranty Bancshares, Inc.	5	168
Home Bancorp, Inc.	4	168
Civista Bancshares, Inc.	9	166
BayCom Corp.	7	165
Bridgewater Bancshares, Inc.*	12	162
Investors Title Co.	1	162
Middlefield Banc Corp.	5	162
Chicago Atlantic Real Estate Finance, Inc. REIT	10	162
Postal Realty Trust, Inc. — Class A REIT	11	160
Third Coast Bancshares, Inc.*	8	159
John Marshall Bancorp, Inc.	7	158
MVB Financial Corp.	7	158
Timberland Bancorp, Inc.	5	157
Waterstone Financial, Inc.	11	156
Codorus Valley Bancorp, Inc.	6	154
Primis Financial Corp.	12	152
Legacy Housing Corp.*	6	151
FS Bancorp, Inc.	4	148
First Bank/Hamilton NJ	10	147
Capital Bancorp, Inc.	6	145
Blue Foundry Bancorp*	15	145
NexPoint Diversified Real Estate Trust REIT	18	143
FVCBankcorp, Inc.*	10	142
Northeast Community Bancorp, Inc.	8	142
Douglas Elliman, Inc.	48	142
City Office REIT, Inc.	23	141
C&F Financial Corp.	2	136
Alpine Income Property Trust, Inc. REIT	8	135
Central Valley Community Bancorp	6	134
RE/MAX Holdings, Inc. — Class A	10	133
Colony Bankcorp, Inc.	10	133
Norwood Financial Corp.	4	132
eHealth, Inc.*	15	131
BRT Apartments Corp. REIT	7	130
PCB Bancorp	7	129
Donegal Group, Inc. — Class A	9	126
Regional Management Corp.	5	125
Plumas Bancorp	3	124
Maiden Holdings Ltd.*	54	124
Ocwen Financial Corp.*	4	123
Parke Bancorp, Inc.	6	122
Bankwell Financial Group, Inc.	4	121
AFC Gamma, Inc. REIT	10	120
Star Holdings*	8	120
Oak Valley Bancorp	4	120
Crawford & Co. — Class A	9	119
Unity Bancorp, Inc.	4	118
ChoiceOne Financial Services, Inc.	4	117
Ponce Financial Group, Inc.*	12	117
Southern States Bancshares, Inc.	4	117
Atlanticus Holdings Corp.*	3	116
BCB Bancorp, Inc.	9	116
Fidelis Insurance Holdings Ltd.*	9	114
AlTi Global, Inc.*	13	114
American Coastal Insurance Corp.*	12	114
HomeStreet, Inc.	11	113
Greene County Bancorp, Inc.	4	113
Selectquote, Inc.*	81	111
Princeton Bancorp, Inc.	3	108
Ames National Corp.	5	107
Virginia National Bankshares Corp.	3	103
Silvercrest Asset Management Group, Inc. — Class A	6	102
ESSA Bancorp, Inc.	5	100
Chemung Financial Corp.	2	100
MainStreet Bancshares, Inc.	4	99
First Western Financial, Inc.*	5	99
Braemar Hotels & Resorts, Inc. REIT	39	97

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
National Bankshares, Inc.	3	$97
LCNB Corp.	6	95
Evans Bancorp, Inc.	3	95
Penns Woods Bancorp, Inc.	4	90
Stratus Properties, Inc.*	3	87
First Community Corp.	4	86
Velocity Financial, Inc.*	5	86
Maui Land & Pineapple Company, Inc.*	5	80
Nexpoint Real Estate Finance, Inc. REIT	5	79
Sterling Bancorp, Inc.*	13	75
Angel Oak Mortgage REIT, Inc.	7	74
USCB Financial Holdings, Inc.*	6	74
Pioneer Bancorp, Inc.*	7	70
Security National Financial Corp. — Class A*	7	66
NI Holdings, Inc.*	5	65
Luther Burbank Corp.*	6	64
Consumer Portfolio Services, Inc.*	6	56
Hippo Holdings, Inc.*	6	55
Bank7 Corp.	2	55
Paysign, Inc.*	19	53
Kingsway Financial Services, Inc.*	6	50
Clipper Realty, Inc. REIT	8	43
Finance of America Companies, Inc. — Class A*	32	35
SWK Holdings Corp.*	2	35
Transcontinental Realty Investors, Inc.*	1	35
Blue Ridge Bankshares, Inc.	11	33
OppFi, Inc.*	6	31
GoHealth, Inc. — Class A*	2	27
American Realty Investors, Inc.*	1	17
Total Financial		332,356

Industrial — 5.3%
Simpson Manufacturing Company, Inc.	25	4,950
UFP Industries, Inc.	36	4,520
Comfort Systems USA, Inc.	21	4,319
Fabrinet*	22	4,187
Applied Industrial Technologies, Inc.	23	3,972
Chart Industries, Inc.*	26	3,545
Novanta, Inc.*	21	3,537
Atkore, Inc.*	22	3,520
Watts Water Technologies, Inc. — Class A	16	3,333
Fluor Corp.*	85	3,329
Mueller Industries, Inc.	66	3,112
Boise Cascade Co.	24	3,105
AAON, Inc.	40	2,955
Casella Waste Systems, Inc. — Class A*	33	2,820
Federal Signal Corp.	36	2,763
Summit Materials, Inc. — Class A*	71	2,731
Franklin Electric Company, Inc.	28	2,706
Exponent, Inc.	30	2,641
SPX Technologies, Inc.*	26	2,626
Badger Meter, Inc.	17	2,624
Zurn Elkay Water Solutions Corp.	88	2,588
GATX Corp.	21	2,525
EnerSys	25	2,524
Moog, Inc. — Class A	17	2,461
Arcosa, Inc.	29	2,397
Advanced Energy Industries, Inc.	22	2,396
Matson, Inc.	21	2,302
Terex Corp.	40	2,299
Knife River Corp.*	34	2,250
Itron, Inc.*	27	2,039
Kadant, Inc.	7	1,962
Hillenbrand, Inc.	41	1,962
Dycom Industries, Inc.*	17	1,957
Belden, Inc.	25	1,931
Encore Wire Corp.	9	1,922
AeroVironment, Inc.*	15	1,891
John Bean Technologies Corp.	19	1,890
Enpro, Inc.	12	1,881
CSW Industrials, Inc.	9	1,867
Albany International Corp. — Class A	19	1,866
Modine Manufacturing Co.*	31	1,851
Vishay Intertechnology, Inc.	77	1,846
Cactus, Inc. — Class A	39	1,771
Scorpio Tankers, Inc.	29	1,763
ESCO Technologies, Inc.	15	1,756
Hub Group, Inc. — Class A*	19	1,747
Sanmina Corp.*	34	1,747
Plexus Corp.*	16	1,730
Frontdoor, Inc.*	49	1,726
Bloom Energy Corp. — Class A*	115	1,702
ArcBest Corp.	14	1,683
Werner Enterprises, Inc.	38	1,610
RXO, Inc.*	69	1,605
Griffon Corp.	26	1,585
Sterling Infrastructure, Inc.*	18	1,583
Materion Corp.	12	1,562
O-I Glass, Inc.*	93	1,524
Kratos Defense & Security Solutions, Inc.*	75	1,522
Gibraltar Industries, Inc.*	19	1,501
MYR Group, Inc.*	10	1,446
PGT Innovations, Inc.*	35	1,424
Golar LNG Ltd.	61	1,402
Energizer Holdings, Inc.	43	1,362
NEXTracker, Inc. — Class A*	29	1,359
Mueller Water Products, Inc. — Class A	93	1,339
Granite Construction, Inc.	26	1,322
AAR Corp.*	21	1,310
Trinity Industries, Inc.	48	1,276
Alamo Group, Inc.	6	1,261
Kennametal, Inc.	48	1,238
Mirion Technologies, Inc.*	120	1,230
OSI Systems, Inc.*	9	1,162
Masterbrand, Inc.*	77	1,143
Standex International Corp.	7	1,109
Joby Aviation, Inc.*	166	1,104
Masonite International Corp.*	13	1,101
International Seaways, Inc.	24	1,091
Hillman Solutions Corp.*	116	1,068
Primoris Services Corp.	32	1,063

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Enerpac Tool Group Corp.	34	$1,057
Construction Partners, Inc. — Class A*	24	1,044
Worthington Enterprises, Inc.	18	1,036
Enovix Corp.*	82	1,027
Tennant Co.	11	1,020
Forward Air Corp.	16	1,006
Greif, Inc. — Class A	15	984
Knowles Corp.*	54	967
TTM Technologies, Inc.*	61	964
JELD-WEN Holding, Inc.*	51	963
Barnes Group, Inc.	29	946
American Woodmark Corp.*	10	928
Rocket Lab USA, Inc.*	166	918
Helios Technologies, Inc.	20	907
Lindsay Corp.	7	904
NV5 Global, Inc.*	8	889
AZZ, Inc.	15	871
World Kinect Corp.	37	843
Greenbrier Companies, Inc.	19	839
Dorian LPG Ltd.	19	834
CTS Corp.	19	831
Leonardo DRS, Inc.*	41	822
DHT Holdings, Inc.	82	804
SFL Corporation Ltd.	69	778
Marten Transport Ltd.	35	734
Xometry, Inc. — Class A*	20	718
Golden Ocean Group Ltd.	73	712
Teekay Tankers Ltd. — Class A	14	700
Apogee Enterprises, Inc.	13	694
Janus International Group, Inc.*	51	665
Columbus McKinnon Corp.	17	663
Thermon Group Holdings, Inc.*	20	651
Napco Security Technologies, Inc.	19	651
TriMas Corp.	25	633
Triumph Group, Inc.*	38	630
Proto Labs, Inc.*	16	623
Energy Recovery, Inc.*	33	622
TimkenSteel Corp.*	26	610
Air Transport Services Group, Inc.*	34	599
Ryerson Holding Corp.	17	590
Vicor Corp.*	13	584
Benchmark Electronics, Inc.	21	580
Ichor Holdings Ltd.*	17	572
Archer Aviation, Inc. — Class A*	91	559
Montrose Environmental Group, Inc.*	17	546
FLEX LNG Ltd.	18	523
Astec Industries, Inc.	14	521
Nordic American Tankers Ltd.	123	517
Gorman-Rupp Co.	14	497
Aspen Aerogels, Inc.*	30	473
Sturm Ruger & Company, Inc.	10	455
Powell Industries, Inc.	5	442
Myers Industries, Inc.	22	430
Enviri Corp.*	47	423
Insteel Industries, Inc.	11	421
Genco Shipping & Trading Ltd.	25	415
Kaman Corp.	17	407
Bel Fuse, Inc. — Class B	6	401
Olympic Steel, Inc.	6	400
Heartland Express, Inc.	28	399
IES Holdings, Inc.*	5	396
Cadre Holdings, Inc.	12	395
Kimball Electronics, Inc.*	14	377
Argan, Inc.	8	374
Hyster-Yale Materials Handling, Inc.	6	373
CryoPort, Inc.*	24	372
Smith & Wesson Brands, Inc.	27	366
CECO Environmental Corp.*	18	365
Ducommun, Inc.*	7	364
Clearwater Paper Corp.*	10	361
Ardmore Shipping Corp.	25	352
nLight, Inc.*	26	351
SmartRent, Inc.*	110	351
Manitowoc Company, Inc.*	21	351
Pactiv Evergreen, Inc.	24	329
Evolv Technologies Holdings, Inc.*	67	316
Mesa Laboratories, Inc.	3	314
Stoneridge, Inc.*	16	313
LSB Industries, Inc.*	33	307
DXP Enterprises, Inc.*	9	303
Costamare, Inc.	29	302
Great Lakes Dredge & Dock Corp.*	39	300
MicroVision, Inc.*	106	282
PureCycle Technologies, Inc.*	69	279
Astronics Corp.*	16	279
Eagle Bulk Shipping, Inc.	5	277
FARO Technologies, Inc.*	12	270
GoPro, Inc. — Class A*	77	267
Teekay Corp.*	37	265
GrafTech International Ltd.	116	254
Allient, Inc.	8	242
National Presto Industries, Inc.	3	241
NVE Corp.	3	235
Atmus Filtration Technologies, Inc.*	10	235
Covenant Logistics Group, Inc. — Class A	5	230
Tutor Perini Corp.*	25	228
Limbach Holdings, Inc.*	5	227
LSI Industries, Inc.	16	225
Cadeler A/S ADR*	12	221
Bowman Consulting Group Ltd.*	6	213
Greif, Inc. — Class B	3	198
Daseke, Inc.*	24	194
AerSale Corp.*	15	190
Northwest Pipe Co.*	6	182
Pangaea Logistics Solutions Ltd.	22	181
Overseas Shipholding Group, Inc. — Class A	34	179
Park Aerospace Corp.	12	176
Safe Bulkers, Inc.	40	157
Ranpak Holdings Corp.*	26	151
Radiant Logistics, Inc.*	22	146
908 Devices, Inc.*	13	146

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Luxfer Holdings plc	16	$143
Omega Flex, Inc.	2	141
Comtech Telecommunications Corp.	16	135
Park-Ohio Holdings Corp.	5	135
Eastman Kodak Co.*	34	133
Iteris, Inc.*	25	130
Pure Cycle Corp.*	12	126
Concrete Pumping Holdings, Inc.*	15	123
AMMO, Inc.*	54	113
Universal Logistics Holdings, Inc.	4	112
NuScale Power Corp.*	32	105
Mayville Engineering Company, Inc.*	7	101
Turtle Beach Corp.*	9	99
Willis Lease Finance Corp.*	2	98
Gencor Industries, Inc.*	6	97
Blink Charging Co.*	28	95
Core Molding Technologies, Inc.*	5	93
Mistras Group, Inc.*	12	88
Tredegar Corp.	16	87
PAM Transportation Services, Inc.*	4	83
Eve Holding, Inc.*	11	81
Karat Packaging, Inc.	3	75
Sight Sciences, Inc.*	13	67
Intevac, Inc.*	15	65
ESS Tech, Inc.*	54	62
Latham Group, Inc.*	23	60
LanzaTech Global, Inc.*	12	60
Transphorm, Inc.*	16	58
SKYX Platforms Corp.*	34	54
Babcock & Wilcox Enterprises, Inc.*	35	51
374Water, Inc.*	35	50
Li-Cycle Holdings Corp.*	82	48
Akoustis Technologies, Inc.*	41	34
Himalaya Shipping Ltd.*	5	34
INNOVATE Corp.*	27	33
NL Industries, Inc.	5	28
Amprius Technologies, Inc.*	3	16
Redwire Corp.*	5	14
Southland Holdings, Inc.*	2	10
Charge Enterprises, Inc.*	80	9
Total Industrial		226,219

Consumer, Cyclical — 4.1%
Light & Wonder, Inc. — Class A*	55	4,516
Meritage Homes Corp.	22	3,832
Taylor Morrison Home Corp. — Class A*	61	3,254
Carvana Co.*	57	3,018
Beacon Roofing Supply, Inc.*	34	2,959
Signet Jewelers Ltd.	27	2,896
Academy Sports & Outdoors, Inc.	43	2,838
Asbury Automotive Group, Inc.*	12	2,700
KB Home	42	2,623
Installed Building Products, Inc.	14	2,560
Abercrombie & Fitch Co. — Class A*	29	2,558
Group 1 Automotive, Inc.	8	2,438
Goodyear Tire & Rubber Co.*	168	2,406
FirstCash Holdings, Inc.	22	2,385
Skyline Champion Corp.*	32	2,376
American Eagle Outfitters, Inc.	109	2,306
M/I Homes, Inc.*	16	2,204
Tri Pointe Homes, Inc.*	59	2,089
Adient plc*	57	2,073
GMS, Inc.*	25	2,061
Kontoor Brands, Inc.	33	2,060
Visteon Corp.*	16	1,998
Hilton Grand Vacations, Inc.*	49	1,969
MDC Holdings, Inc.	35	1,934
Steven Madden Ltd.	45	1,890
LCI Industries	15	1,886
Rush Enterprises, Inc. — Class A	37	1,861
International Game Technology plc	65	1,782
Cavco Industries, Inc.*	5	1,733
Shake Shack, Inc. — Class A*	23	1,705
Fox Factory Holding Corp.*	25	1,687
UniFirst Corp.	9	1,646
Resideo Technologies, Inc.*	87	1,637
LGI Homes, Inc.*	12	1,598
Century Communities, Inc.	17	1,549
Foot Locker, Inc.	49	1,526
Papa John’s International, Inc.	20	1,525
Red Rock Resorts, Inc. — Class A	28	1,493
Bloomin’ Brands, Inc.	52	1,464
Boot Barn Holdings, Inc.*	18	1,382
Urban Outfitters, Inc.*	38	1,356
Dorman Products, Inc.*	16	1,335
Winnebago Industries, Inc.	18	1,312
Patrick Industries, Inc.	13	1,305
Sonos, Inc.*	76	1,303
SkyWest, Inc.*	24	1,253
Topgolf Callaway Brands Corp.*	86	1,233
MillerKnoll, Inc.	45	1,201
Acushnet Holdings Corp.	19	1,200
HNI Corp.	28	1,171
SeaWorld Entertainment, Inc.*	22	1,162
Dana, Inc.	78	1,140
PriceSmart, Inc.	15	1,137
Dave & Buster’s Entertainment, Inc.*	21	1,131
ODP Corp.*	20	1,126
Brinker International, Inc.*	26	1,123
JetBlue Airways Corp.*	197	1,093
Spirit Airlines, Inc.	66	1,082
Six Flags Entertainment Corp.*	43	1,078
Gentherm, Inc.*	20	1,047
Atlanta Braves Holdings, Inc. — Class C*	26	1,029
Cheesecake Factory, Inc.	29	1,015
Vista Outdoor, Inc.*	34	1,005
Cracker Barrel Old Country Store, Inc.	13	1,002
H&E Equipment Services, Inc.	19	994
Jack in the Box, Inc.	12	980
National Vision Holdings, Inc.*	46	963
La-Z-Boy, Inc.	26	960
OPENLANE, Inc.*	64	948
Hanesbrands, Inc.*	210	937

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Cinemark Holdings, Inc.*	66	$930
Oxford Industries, Inc.	9	900
Buckle, Inc.	18	855
Sally Beauty Holdings, Inc.*	64	850
G-III Apparel Group Ltd.*	25	849
Winmark Corp.	2	835
Green Brick Partners, Inc.*	16	831
Dillard’s, Inc. — Class A	2	807
Aurora Innovation, Inc.*	182	795
Madison Square Garden Entertainment Corp.*	24	763
XPEL, Inc.*	14	754
Allegiant Travel Co. — Class A	9	743
Leslie’s, Inc.*	106	732
Warby Parker, Inc. — Class A*	51	719
Wabash National Corp.	28	717
Steelcase, Inc. — Class A	53	717
Lions Gate Entertainment Corp. — Class B*	69	703
indie Semiconductor, Inc. — Class A*	82	665
Sovos Brands, Inc.*	30	661
Malibu Boats, Inc. — Class A*	12	658
Camping World Holdings, Inc. — Class A	25	657
Sweetgreen, Inc. — Class A*	58	655
Caleres, Inc.	21	645
OneSpaWorld Holdings Ltd.*	44	620
iRobot Corp.*	16	619
Beazer Homes USA, Inc.*	18	608
American Axle & Manufacturing Holdings, Inc.*	68	599
ScanSource, Inc.*	15	594
Nu Skin Enterprises, Inc. — Class A	30	583
Hibbett, Inc.	8	576
BlueLinx Holdings, Inc.*	5	567
Everi Holdings, Inc.*	50	563
Monarch Casino & Resort, Inc.	8	553
MRC Global, Inc.*	50	550
Luminar Technologies, Inc.*,1	163	549
Chico’s FAS, Inc.*	71	538
Standard Motor Products, Inc.	13	518
VSE Corp.	8	517
Sonic Automotive, Inc. — Class A	9	506
MarineMax, Inc.*	13	506
BJ’s Restaurants, Inc.*	14	504
Dream Finders Homes, Inc. — Class A*	14	497
Golden Entertainment, Inc.	12	479
Virgin Galactic Holdings, Inc.*	195	478
Methode Electronics, Inc.	21	477
PC Connection, Inc.	7	470
Hovnanian Enterprises, Inc. — Class A*	3	467
Titan International, Inc.*	31	461
Bluegreen Vacations Holding Corp.	6	451
Ethan Allen Interiors, Inc.	14	447
Dine Brands Global, Inc.	9	447
Interface, Inc. — Class A	34	429
Hawaiian Holdings, Inc.*	30	426
Chuy’s Holdings, Inc.*	11	421
Wolverine World Wide, Inc.	46	409
Life Time Group Holdings, Inc.*	27	407
IMAX Corp.*	27	406
Blue Bird Corp.*	15	404
Arko Corp.	49	404
Portillo’s, Inc. — Class A*	25	398
Guess?, Inc.	17	392
Clean Energy Fuels Corp.*	101	387
Douglas Dynamics, Inc.	13	386
Lions Gate Entertainment Corp. — Class A*	35	381
Forestar Group, Inc.*	11	364
Sun Country Airlines Holdings, Inc.*	23	362
Hudson Technologies, Inc.*	26	351
Titan Machinery, Inc.*	12	347
Vizio Holding Corp. — Class A*	45	346
REV Group, Inc.	19	345
A-Mark Precious Metals, Inc.	11	333
RCI Hospitality Holdings, Inc.	5	331
Accel Entertainment, Inc.*	32	329
Denny’s Corp.*	30	326
Haverty Furniture Companies, Inc.	9	319
Rush Enterprises, Inc. — Class B	6	318
Global Industrial Co.	8	311
Nikola Corp.*,1	354	310
Shoe Carnival, Inc.	10	302
Miller Industries, Inc.	7	296
Xperi, Inc.*	25	276
Movado Group, Inc.	9	271
First Watch Restaurant Group, Inc.*	13	261
Savers Value Village, Inc.*	15	261
Super Group SGHC Ltd.*	81	257
Atlanta Braves Holdings, Inc. — Class A*	6	257
Shyft Group, Inc.	21	257
Bally’s Corp.*	18	251
Genesco, Inc.*	7	246
Lindblad Expeditions Holdings, Inc.*	21	237
OneWater Marine, Inc. — Class A*	7	237
Designer Brands, Inc. — Class A	26	230
Kura Sushi USA, Inc. — Class A*	3	228
America’s Car-Mart, Inc.*	3	227
MasterCraft Boat Holdings, Inc.*	10	226
Fisker, Inc.*	117	205
Lovesac Co.*	8	204
Marcus Corp.	14	204
Zumiez, Inc.*	10	203
Cooper-Standard Holdings, Inc.*	10	195
Daktronics, Inc.*	23	195
Xponential Fitness, Inc. — Class A*	15	193
Sleep Number Corp.*	13	193
Build-A-Bear Workshop, Inc. — Class A	8	184
Hooker Furnishings Corp.	7	183
Microvast Holdings, Inc.*	127	178
Carrols Restaurant Group, Inc.	22	173
Rush Street Interactive, Inc.*	38	171

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Potbelly Corp.*	16	$167
Children’s Place, Inc.*	7	163
Funko, Inc. — Class A*	21	163
Johnson Outdoors, Inc. — Class A	3	160
Holley, Inc.*	32	156
Destination XL Group, Inc.*	35	154
EVgo, Inc.*	43	154
El Pollo Loco Holdings, Inc.*	17	150
JAKKS Pacific, Inc.*	4	142
Bowlero Corp. — Class A*	10	142
SES AI Corp.*	75	137
Solid Power, Inc.*	92	133
Commercial Vehicle Group, Inc.*	19	133
Big Lots, Inc.	17	132
Frontier Group Holdings, Inc.*	23	126
Weyco Group, Inc.	4	125
Tile Shop Holdings, Inc.*	17	125
Vera Bradley, Inc.*	16	123
Global Business Travel Group I*	19	123
Rocky Brands, Inc.	4	121
Escalade, Inc.	6	121
Clarus Corp.	17	117
Red Robin Gourmet Burgers, Inc.*	9	112
Full House Resorts, Inc.*	20	107
Landsea Homes Corp.*	8	105
Tilly’s, Inc. — Class A*	13	98
Snap One Holdings Corp.*	11	98
Sportsman’s Warehouse Holdings, Inc.*	23	98
ThredUp, Inc. — Class A*	43	97
PetMed Express, Inc.	12	91
GrowGeneration Corp.*	35	88
TuSimple Holdings, Inc. — Class A*	99	87
Reservoir Media, Inc.*	12	86
VOXX International Corp. — Class A*	8	85
Big 5 Sporting Goods Corp.	13	82
ONE Group Hospitality, Inc.*	13	80
Livewire Group, Inc.*	7	79
Century Casinos, Inc.*	16	78
J Jill, Inc.*	3	77
Noodles & Co.*	24	76
Hyliion Holdings Corp.*	88	72
Cato Corp. — Class A	10	71
EVI Industries, Inc.	3	71
Traeger, Inc.*	21	57
Marine Products Corp.	5	57
Duluth Holdings, Inc. — Class B*	8	43
Fossil Group, Inc.*	28	41
Torrid Holdings, Inc.*	7	40
Workhorse Group, Inc.*	99	36
Aeva Technologies, Inc.*	47	36
Lazydays Holdings, Inc.*	5	35
Purple Innovation, Inc.	33	34
United Homes Group, Inc.*	4	34
CompX International, Inc.	1	25
Envela Corp.*	5	24
Loop Media, Inc.*	22	22
Qurate Retail, Inc. — Class B*	1	7
Dragonfly Energy Holdings Corp.*	9	5
Total Consumer, Cyclical		176,367

Technology — 4.0%
Super Micro Computer, Inc.*	29	7,960
Rambus, Inc.*	65	4,436
Onto Innovation, Inc.*	29	4,434
MicroStrategy, Inc. — Class A*	7	4,421
Qualys, Inc.*	22	4,318
SPS Commerce, Inc.*	22	4,264
Duolingo, Inc.*	17	3,856
Tenable Holdings, Inc.*	68	3,132
Maximus, Inc.	36	3,019
Insight Enterprises, Inc.*	17	3,012
MACOM Technology Solutions Holdings, Inc.*	32	2,974
Workiva, Inc.*	29	2,944
Varonis Systems, Inc.*	65	2,943
ExlService Holdings, Inc.*	95	2,931
Power Integrations, Inc.	34	2,792
Synaptics, Inc.*	24	2,738
Altair Engineering, Inc. — Class A*	32	2,693
ASGN, Inc.*	28	2,693
Silicon Laboratories, Inc.*	19	2,513
Axcelis Technologies, Inc.*	19	2,464
Freshworks, Inc. — Class A*	97	2,279
Blackbaud, Inc.*	26	2,254
Amkor Technology, Inc.	67	2,229
Evolent Health, Inc. — Class A*	66	2,180
Diodes, Inc.*	27	2,174
CommVault Systems, Inc.*	27	2,156
Box, Inc. — Class A*	84	2,151
BlackLine, Inc.*	34	2,123
Rapid7, Inc.*	36	2,056
ACI Worldwide, Inc.*	65	1,989
FormFactor, Inc.*	46	1,919
Verra Mobility Corp.*	83	1,911
Appfolio, Inc. — Class A*	11	1,906
Kulicke & Soffa Industries, Inc.	33	1,806
Sprout Social, Inc. — Class A*	29	1,782
Braze, Inc. — Class A*	31	1,647
Parsons Corp.*	25	1,568
Privia Health Group, Inc.*	66	1,520
Envestnet, Inc.*	30	1,486
Progress Software Corp.	26	1,412
DigitalOcean Holdings, Inc.*	38	1,394
C3.ai, Inc. — Class A*,1	48	1,378
Ambarella, Inc.*	22	1,348
Xerox Holdings Corp.	69	1,265
Fastly, Inc. — Class A*	71	1,264
Impinj, Inc.*	14	1,260
SiTime Corp.*	10	1,221
IonQ, Inc.*	96	1,189
Schrodinger Incorporated/United States*	33	1,181
PagerDuty, Inc.*	51	1,181
ACV Auctions, Inc. — Class A*	76	1,151

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Photronics, Inc.*	36	$1,129
AvidXchange Holdings, Inc.*	89	1,103
MaxLinear, Inc. — Class A*	45	1,070
PROS Holdings, Inc.*	27	1,047
Clear Secure, Inc. — Class A	50	1,032
Verint Systems, Inc.*	38	1,027
Agilysys, Inc.*	12	1,018
CSG Systems International, Inc.	19	1,011
Cohu, Inc.*	28	991
Donnelley Financial Solutions, Inc.*	15	936
Veeco Instruments, Inc.*	30	931
Ultra Clean Holdings, Inc.*	27	922
Appian Corp. — Class A*	24	904
NetScout Systems, Inc.*	41	900
Asana, Inc. — Class A*	47	893
Semtech Corp.*	38	833
Adeia, Inc.	64	793
PowerSchool Holdings, Inc. — Class A*	33	777
Jamf Holding Corp.*	42	759
AvePoint, Inc.*	88	722
Zeta Global Holdings Corp. — Class A*	80	706
PAR Technology Corp.*	16	697
Zuora, Inc. — Class A*	74	696
Phreesia, Inc.*	30	695
Veradigm, Inc.*	64	671
EngageSmart, Inc.*	29	664
Intapp, Inc.*	16	608
Model N, Inc.*	22	592
Everbridge, Inc.*	24	583
Alkami Technology, Inc.*	24	582
PDF Solutions, Inc.*	18	579
ACM Research, Inc. — Class A*	29	567
N-able, Inc.*	42	557
SMART Global Holdings, Inc.*	29	549
Digi International, Inc.*	21	546
Sapiens International Corporation N.V.	18	521
Amplitude, Inc. — Class A*	40	509
Navitas Semiconductor Corp.*	61	492
3D Systems Corp.*	76	483
Cerence, Inc.*	24	472
Pitney Bowes, Inc.	105	462
E2open Parent Holdings, Inc.*	101	443
Grid Dynamics Holdings, Inc.*	33	440
Alignment Healthcare, Inc.*	51	439
PubMatic, Inc. — Class A*	26	424
Matterport, Inc.*	150	404
Simulations Plus, Inc.	9	403
Aehr Test Systems*	15	398
MeridianLink, Inc.*	16	396
Digital Turbine, Inc.*	57	391
BigCommerce Holdings, Inc.*	40	389
Yext, Inc.*	64	377
Conduent, Inc.*	103	376
SolarWinds Corp.*	30	375
Alpha & Omega Semiconductor Ltd.*	14	365
Vimeo, Inc.*	91	357
Olo, Inc. — Class A*	62	355
Daily Journal Corp.*	1	341
Integral Ad Science Holding Corp.*	23	331
Mitek Systems, Inc.*	25	326
Instructure Holdings, Inc.*	12	324
CEVA, Inc.*	14	318
Consensus Cloud Solutions, Inc.*	12	315
Corsair Gaming, Inc.*	22	310
Health Catalyst, Inc.*	33	306
Digimarc Corp.*	8	289
Definitive Healthcare Corp.*	27	268
Thoughtworks Holding, Inc.*	55	265
TTEC Holdings, Inc.	12	260
SEMrush Holdings, Inc. — Class A*	19	260
OneSpan, Inc.*	24	257
8x8, Inc.*	68	257
Cantaloupe, Inc.*	34	252
Planet Labs PBC*	100	247
Vishay Precision Group, Inc.*	7	238
Weave Communications, Inc.*	20	229
Unisys Corp.*	40	225
American Software, Inc. — Class A	19	215
Bandwidth, Inc. — Class A*	14	203
Sharecare, Inc.*	184	199
Cricut, Inc. — Class A	29	191
PlayAGS, Inc.*	22	185
Domo, Inc. — Class B*	18	185
Cardlytics, Inc.*	20	184
SoundHound AI, Inc. — Class A*	82	174
ON24, Inc.	20	158
Outset Medical, Inc.*	29	157
EverCommerce, Inc.*	14	154
Enfusion, Inc. — Class A*	15	145
LivePerson, Inc.*	38	144
NextNav, Inc.*	32	142
Red Violet, Inc.*	7	140
Playstudios, Inc.*	51	138
Immersion Corp.	19	134
IBEX Holdings Ltd.*	7	133
Inspired Entertainment, Inc.*	13	128
Desktop Metal, Inc. — Class A*	167	125
Innodata, Inc.*	15	122
HireRight Holdings Corp.*	9	121
Climb Global Solutions, Inc.	2	110
eGain Corp.*	13	108
SkyWater Technology, Inc.*	11	106
Outbrain, Inc.*	24	105
Asure Software, Inc.*	11	105
Computer Programs and Systems, Inc.*	9	101
CS Disco, Inc.*	13	99
Kaltura, Inc.*	50	98
Rimini Street, Inc.*	29	95
Richardson Electronics Ltd.	7	93
Atomera, Inc.*	13	91
inTEST Corp.*	6	82
Expensify, Inc. — Class A*	33	82

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Rackspace Technology, Inc.*	38	$76
Vuzix Corp.*	35	73
Brightcove, Inc.*	26	67
Viant Technology, Inc. — Class A*	9	62
CoreCard Corp.*	4	55
Tingo Group, Inc.*	73	50
Skillsoft Corp.*	2	35
BigBear.ai Holdings, Inc.*	16	34
System1, Inc.*	15	33
Veritone, Inc.*	16	29
Velo3D, Inc.*	53	21
CXApp, Inc.*	1	1
Presto Automation, Inc.*	2	1
Total Technology		171,185

Energy — 2.4%
Weatherford International plc*	43	4,207
Chord Energy Corp.	25	4,156
Matador Resources Co.	68	3,867
Murphy Oil Corp.	89	3,797
ChampionX Corp.	116	3,388
Civitas Resources, Inc.	48	3,282
Noble Corporation plc	66	3,179
Permian Resources Corp.	232	3,155
PBF Energy, Inc. — Class A	68	2,989
SM Energy Co.	72	2,788
Equitrans Midstream Corp.	259	2,637
Valaris Ltd.*	37	2,537
Alpha Metallurgical Resources, Inc.	7	2,372
Patterson-UTI Energy, Inc.	211	2,279
Magnolia Oil & Gas Corp. — Class A	106	2,257
California Resources Corp.	41	2,242
Helmerich & Payne, Inc.	58	2,101
Tidewater, Inc.*	28	2,019
Northern Oil and Gas, Inc.	52	1,928
CNX Resources Corp.*	95	1,900
Warrior Met Coal, Inc.	31	1,890
Arch Resources, Inc.	11	1,825
Kosmos Energy Ltd.*	271	1,818
CONSOL Energy, Inc.	18	1,810
Liberty Energy, Inc. — Class A	99	1,796
Peabody Energy Corp.	68	1,654
Shoals Technologies Group, Inc. — Class A*	102	1,585
Array Technologies, Inc.*	90	1,512
Seadrill Ltd.*	30	1,418
Archrock, Inc.	83	1,278
Oceaneering International, Inc.*	60	1,277
Par Pacific Holdings, Inc.*	33	1,200
Callon Petroleum Co.*	37	1,199
Sitio Royalties Corp. — Class A	48	1,129
Delek US Holdings, Inc.	40	1,032
Borr Drilling Ltd.*	131	964
Talos Energy, Inc.*	65	925
Sunnova Energy International, Inc.*	60	915
Helix Energy Solutions Group, Inc.*	86	884
Green Plains, Inc.*	35	883
Expro Group Holdings N.V.*	53	844
Fluence Energy, Inc.*	34	811
Gulfport Energy Corp.*	6	799
Diamond Offshore Drilling, Inc.*	61	793
NOW, Inc.*	63	713
Vital Energy, Inc.*	14	637
Crescent Energy Co. — Class A	46	608
CVR Energy, Inc.	18	545
SunCoke Energy, Inc.	50	537
US Silica Holdings, Inc.*	45	509
Core Laboratories, Inc.	28	495
ProPetro Holding Corp.*	59	494
Comstock Resources, Inc.	55	487
Dril-Quip, Inc.*	20	465
REX American Resources Corp.*	9	426
Nabors Industries Ltd.*	5	408
Bristow Group, Inc.*	14	396
FuelCell Energy, Inc.*	244	390
RPC, Inc.	51	371
Select Water Solutions, Inc. — Class A	48	364
Montauk Renewables, Inc.*	40	356
TETRA Technologies, Inc.*	75	339
Kinetik Holdings, Inc. — Class A	10	334
Stem, Inc.*	85	330
Vitesse Energy, Inc.	15	328
Berry Corp.	46	323
SilverBow Resources, Inc.*	11	320
Newpark Resources, Inc.*	45	299
VAALCO Energy, Inc.	64	287
SandRidge Energy, Inc.	19	260
Oil States International, Inc.*	38	258
SunPower Corp. — Class A*	52	251
Tellurian, Inc.*	318	240
DMC Global, Inc.*	12	226
Ramaco Resources, Inc. — Class A	13	223
NextDecade Corp.*	46	219
W&T Offshore, Inc.	59	192
Kodiak Gas Services, Inc.	9	181
SEACOR Marine Holdings, Inc.*	14	176
Atlas Energy Solutions, Inc.	10	172
Excelerate Energy, Inc. — Class A	11	170
Gevo, Inc.*	140	162
Solaris Oilfield Infrastructure, Inc. — Class A	19	151
Aris Water Solutions, Inc. — Class A	18	151
Energy Vault Holdings, Inc.*	59	137
Riley Exploration Permian, Inc.	5	136
Vertex Energy, Inc.*	40	136
Forum Energy Technologies, Inc.*	6	133
Amplify Energy Corp.*	22	131
Hallador Energy Co.*	14	124
ProFrac Holding Corp. — Class A*	14	119
Evolution Petroleum Corp.	19	110
NACCO Industries, Inc. — Class A	3	110
Maxeon Solar Technologies Ltd.*	15	108
Ring Energy, Inc.*	72	105

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
TPI Composites, Inc.*	25	$104
FutureFuel Corp.	16	97
Granite Ridge Resources, Inc.	16	96
Ranger Energy Services, Inc.	9	92
KLX Energy Services Holdings, Inc.*	8	90
HighPeak Energy, Inc.	6	85
Eos Energy Enterprises, Inc.*	64	70
Empire Petroleum Corp.*	6	66
Mammoth Energy Services, Inc.*	14	63
Ramaco Resources, Inc. — Class B	3	40
Enviva, Inc.	19	19
Total Energy		103,285

Communications — 1.3%
Cogent Communications Holdings, Inc.	26	1,978
Yelp, Inc. — Class A*	40	1,894
Ziff Davis, Inc.*	28	1,881
TEGNA, Inc.	120	1,836
InterDigital, Inc.	16	1,737
DigitalBridge Group, Inc.	97	1,701
Calix, Inc.*	35	1,529
Q2 Holdings, Inc.*	34	1,476
Opendoor Technologies, Inc.*	324	1,452
Cargurus, Inc.*	58	1,401
Credo Technology Group Holding Ltd.*	68	1,324
Extreme Networks, Inc.*	75	1,323
Viavi Solutions, Inc.*	131	1,319
Perficient, Inc.*	20	1,316
ePlus, Inc.*	16	1,278
EchoStar Corp. — Class A*	72	1,193
Upwork, Inc.*	74	1,100
Lumen Technologies, Inc.*	599	1,096
Telephone & Data Systems, Inc.	59	1,083
Squarespace, Inc. — Class A*	27	891
Bumble, Inc. — Class A*	60	884
Harmonic, Inc.*	66	861
Globalstar, Inc.*	410	795
Cars.com, Inc.*	40	759
Beyond, Inc.*	27	748
Magnite, Inc.*	80	747
Sprinklr, Inc. — Class A*	61	734
Shutterstock, Inc.	15	724
Hims & Hers Health, Inc.*	73	650
Scholastic Corp.	17	641
Shenandoah Telecommunications Co.	29	627
Liberty Latin America Ltd. — Class C*	82	602
Rover Group, Inc.*	55	598
Infinera Corp.*	119	565
TechTarget, Inc.*	16	558
A10 Networks, Inc.	42	553
Sphere Entertainment Co.*	16	543
fuboTV, Inc.*	168	534
Figs, Inc. — Class A*	76	528
Open Lending Corp. — Class A*	59	502
Couchbase, Inc.*	20	450
Gray Television, Inc.	49	439
HealthStream, Inc.	15	406
Gogo, Inc.*	40	405
Clear Channel Outdoor Holdings, Inc.*	221	402
Revolve Group, Inc.*	24	398
QuinStreet, Inc.*	31	397
Thryv Holdings, Inc.*	19	387
Eventbrite, Inc. — Class A*	46	385
CommScope Holding Company, Inc.*	124	350
ADTRAN Holdings, Inc.	47	345
AMC Networks, Inc. — Class A*	18	338
Stagwell, Inc.*	47	312
IDT Corp. — Class B*	9	307
EW Scripps Co. — Class A*	36	288
Applied Digital Corp.*	41	276
ATN International, Inc.	7	273
Anterix, Inc.*	8	267
NETGEAR, Inc.*	17	248
Sinclair, Inc.	19	247
Liquidity Services, Inc.*	14	241
Clearfield, Inc.*	8	233
Aviat Networks, Inc.*	7	229
Boston Omaha Corp. — Class A*	14	220
AST SpaceMobile, Inc.*	36	217
Grindr, Inc.*	24	211
Gannett Company, Inc.*	86	198
Consolidated Communications Holdings, Inc.*	44	191
Advantage Solutions, Inc.*	52	188
Stitch Fix, Inc. — Class A*	50	179
1-800-Flowers.com, Inc. — Class A*	16	173
Spok Holdings, Inc.	11	170
Nextdoor Holdings, Inc.*	87	164
iHeartMedia, Inc. — Class A*	61	163
Tucows, Inc. — Class A*	6	162
Liberty Latin America Ltd. — Class A*	22	161
EverQuote, Inc. — Class A*	13	159
Ribbon Communications, Inc.*	52	151
Ooma, Inc.*	14	150
Entravision Communications Corp. — Class A	36	150
MediaAlpha, Inc. — Class A*	13	145
OptimizeRx Corp.*	10	143
Preformed Line Products Co.	1	134
Luna Innovations, Inc.*	19	126
WideOpenWest, Inc.*	31	125
Blade Air Mobility, Inc.*	35	124
Nerdy, Inc.*	35	120
CarParts.com, Inc.*	32	101
BlackSky Technology, Inc.*	71	99
Vivid Seats, Inc. — Class A*	15	95
Lands’ End, Inc.*	9	86
Solo Brands, Inc. — Class A*	13	80
ContextLogic, Inc. — Class A*	13	77
Mondee Holdings, Inc.*	27	75
Townsquare Media, Inc. — Class A	7	74
Allbirds, Inc. — Class A*	57	70
DHI Group, Inc.*	26	67

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Gambling.com Group Ltd.*	6	$59
Terran Orbital Corp.*	51	58
KVH Industries, Inc.*	11	58
BARK, Inc.*	65	52
Value Line, Inc.	1	49
Cambium Networks Corp.*	7	42
DZS, Inc.*	13	26
Urban One, Inc.*	7	25
Urban One, Inc.*	5	20
Total Communications		54,721

Basic Materials — 1.2%
Commercial Metals Co.	70	3,503
ATI, Inc.*	77	3,501
Balchem Corp.	19	2,826
Cabot Corp.	33	2,755
HB Fuller Co.	32	2,605
Avient Corp.	54	2,245
Carpenter Technology Corp.	29	2,053
Livent Corp.*	108	1,942
Innospec, Inc.	15	1,849
Hecla Mining Co.	359	1,727
Quaker Chemical Corp.	8	1,707
Sensient Technologies Corp.	25	1,650
Constellium SE*	76	1,517
Uranium Energy Corp.*	220	1,408
Minerals Technologies, Inc.	19	1,355
Rogers Corp.*	10	1,321
Stepan Co.	13	1,229
Sylvamo Corp.	22	1,080
Ingevity Corp.*	22	1,039
Tronox Holdings plc — Class A	70	991
Orion S.A.	33	915
Hawkins, Inc.	12	845
Kaiser Aluminum Corp.	10	712
Energy Fuels, Inc.*	94	676
Coeur Mining, Inc.*	191	623
Koppers Holdings, Inc.	12	615
Ecovyst, Inc.*	57	557
Novagold Resources, Inc.*	144	539
Compass Minerals International, Inc.	20	506
Worthington Steel, Inc.	18	506
Mativ Holdings, Inc.	33	505
AdvanSix, Inc.	16	479
Schnitzer Steel Industries, Inc. — Class A	15	453
Perimeter Solutions S.A.*	92	423
Haynes International, Inc.	7	399
Centrus Energy Corp. — Class A*	7	381
Century Aluminum Co.*	31	376
Lightwave Logic, Inc.*	68	339
Encore Energy Corp.*	85	334
Ivanhoe Electric Incorporated / US*	33	333
Piedmont Lithium, Inc.*	11	311
United States Lime & Minerals, Inc.	1	230
i-80 Gold Corp.*	115	202
Oil-Dri Corporation of America	3	201
Trinseo plc	21	176
American Vanguard Corp.	16	176
Rayonier Advanced Materials, Inc.*	38	154
Intrepid Potash, Inc.*	6	143
Kronos Worldwide, Inc.	13	129
Codexis, Inc.*	40	122
Caledonia Mining Corporation plc	10	122
Dakota Gold Corp.*	32	84
Perpetua Resources Corp.*	23	73
Danimer Scientific, Inc.*	52	53
Origin Materials, Inc.*	63	53
Glatfelter Corp.*	26	51
Contango ORE, Inc.*	2	36
5E Advanced Materials, Inc.*	23	32
Valhi, Inc.	1	15
NioCorp Developments Ltd.*	1	3
Total Basic Materials		51,185

Utilities — 0.9%
Portland General Electric Co.	60	2,600
New Jersey Resources Corp.	58	2,585
Brookfield Infrastructure Corp. — Class A	71	2,505
Ormat Technologies, Inc.	32	2,425
Southwest Gas Holdings, Inc.	37	2,344
Black Hills Corp.	40	2,158
ALLETE, Inc.	35	2,141
Otter Tail Corp.	25	2,124
PNM Resources, Inc.	51	2,122
ONE Gas, Inc.	33	2,103
Spire, Inc.	31	1,932
Northwestern Energy Group, Inc.	36	1,832
American States Water Co.	22	1,769
California Water Service Group	33	1,712
Avista Corp.	45	1,608
MGE Energy, Inc.	22	1,591
Chesapeake Utilities Corp.	13	1,373
SJW Group	19	1,242
Northwest Natural Holding Co.	21	818
Middlesex Water Co.	10	656
Ameresco, Inc. — Class A*	19	602
Unitil Corp.	10	526
York Water Co.	9	348
Genie Energy Ltd. — Class B	12	338
Consolidated Water Company Ltd.	9	320
Altus Power, Inc.*	38	259
Artesian Resources Corp. — Class A	5	207
RGC Resources, Inc.	5	102
Global Water Resources, Inc.	7	92
FTC Solar, Inc.*	38	26
Total Utilities		40,460

Government — 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	16	396

Total Common Stocks
(Cost $1,478,632)		1,505,584

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
WARRANTS† - 0.0%
Cassava Sciences Inc
Expiring 11/15/24	10	$—
Total Warrants
(Cost $—)		—

RIGHTS† - 0.0%
Consumer, Non-cyclical — 0.0%
Cartesian Therapeutics Inc.
Expires 09/15/24	69	—
Tobira Therapeutics, Inc.
Expires 12/31/28*,†††	8	—
Novartis AG
Expires 12/31/29†††	35	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $14)		—

EXCHANGE-TRADED FUNDS† - 17.7%
Vanguard Russell 2000 ETF[1]	4,679	379,467
iShares Russell 2000 Index ETF	1,889	379,141
Total Exchange-Traded Funds
(Cost $827,474)		758,608

MUTUAL FUNDS† - 14.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	38,037	374,667
Guggenheim Strategy Fund II2	9,842	241,140
Total Mutual Funds
(Cost $616,793)		615,807

	Face Amount
U.S. TREASURY BILLS†† - 5.4%
U.S. Treasury Bills
5.27% due 02/22/24[3,4]	$100,000	99,256
5.25% due 02/22/24[3,4]	100,000	99,257
5.17% due 01/09/24[4,5]	31,000	30,969
Total U.S. Treasury Bills
(Cost $229,444)		229,482

REPURCHASE AGREEMENTS††,6 - 35.2%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[3]	837,723	837,723
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[3]	675,110	675,110
Total Repurchase Agreements
(Cost $1,512,833)		1,512,833

	Shares
SECURITIES LENDING COLLATERAL†,7 - 7.0%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[8]	300,341	300,341
Total Securities Lending Collateral
(Cost $300,341)		300,341

Total Investments — 114.6%
(Cost $4,965,531)		$4,922,655
Other Assets & Liabilities, net - (14.6)%		(625,960)
Total Net Assets — 100.0%		$4,296,695

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	5	Mar 2024	$511,750	$18,505

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	Pay	5.43% (Federal Funds Rate + 0.10%)	At Maturity	03/21/24	952	$1,929,251	$40,743
BNP Paribas	Russell 2000 Index	Pay	5.53% (Federal Funds Rate + 0.20%)	At Maturity	03/21/24	148	301,010	6,570
Barclays Bank plc	Russell 2000 Index	Pay	5.40% (SOFR)	At Maturity	03/20/24	709	1,437,422	4,339
							$3,667,683	$51,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$1,505,584		$—	*	$—		$1,505,584
Warrants	—	*	—		—		—
Rights	—	*	—		—	*	—
Exchange-Traded Funds	758,608		—		—		758,608
Mutual Funds	615,807		—		—		615,807
U.S. Treasury Bills	—		229,482		—		229,482
Repurchase Agreements	—		1,512,833		—		1,512,833
Securities Lending Collateral	300,341		—		—		300,341
Equity Futures Contracts**	18,505		—		—		18,505
Equity Index Swap Agreements**	—		51,652		—		51,652
Total Assets	$3,198,845		$1,793,967		$—		$4,992,812

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014 are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$236,612	$—	$—	$—	$4,528	$241,140	9,842	$12,901
Guggenheim Ultra Short Duration Fund — Institutional Class	416,065	—	(50,000)	(752)	9,354	374,667	38,037	22,054
	$652,677	$—	$(50,000)	$(752)	$13,882	$615,807		$34,955

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $286,719 of securities loaned (cost $2,835,905)	$2,794,015
Investments in affiliated issuers, at value (cost $616,793)	615,807
Repurchase agreements, at value (cost $1,512,833)	1,512,833
Cash	51
Segregated cash with broker	1,704
Unrealized appreciation on OTC swap agreements	51,652
Receivables:
Dividends	5,976
Interest	673
Securities sold	654
Securities lending income	376
Total assets	4,983,741

Liabilities:
Segregated cash due to broker	120,000
Payable for:
Return of securities lending collateral	300,341
Fund shares redeemed	233,854
Swap settlement	8,879
Variation margin on futures contracts	8,075
Management fees	2,830
Transfer agent fees	1,112
Securities purchased	862
Investor service fees	808
Portfolio accounting and administration fees	178
Trustees’ fees	44
Miscellaneous	10,063
Total liabilities	687,046
Net assets	$4,296,695

Net assets consist of:
Paid in capital	$5,441,986
Total distributable earnings (loss)	(1,145,291)
Net assets	$4,296,695
Capital shares outstanding	61,589
Net asset value per share	$69.76

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $29)	$31,390
Dividends from securities of affiliated issuers	34,955
Interest	34,443
Income from securities lending, net	3,211
Total investment income	103,999

Expenses:
Management fees	30,919
Investor service fees	8,589
Transfer agent fees	8,610
Professional fees	6,435
Portfolio accounting and administration fees	5,325
Interest expense	834
Custodian fees	676
Trustees’ fees*	611
Miscellaneous	3,632
Total expenses	65,631
Less:
Expenses reimbursed by Adviser	(2,441)
Expenses waived by Adviser	(1,032)
Total waived/reimbursed expenses	(3,473)
Net expenses	62,158
Net investment income	41,841

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,281
Investments in affiliated issuers	(752)
Swap agreements	140,501
Futures contracts	84,347
Net realized gain	235,377
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	289,747
Investments in affiliated issuers	13,882
Swap agreements	179,123
Futures contracts	40,534
Net change in unrealized appreciation (depreciation)	523,286
Net realized and unrealized gain	758,663
Net increase in net assets resulting from operations	$800,504

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$41,841	$(6,812)
Net realized gain (loss) on investments	235,377	(1,448,194)
Net change in unrealized appreciation (depreciation) on investments	523,286	(764,230)
Net increase (decrease) in net assets resulting from operations	800,504	(2,219,236)

Capital share transactions:
Proceeds from sale of shares	6,886,877	6,721,718
Cost of shares redeemed	(6,755,167)	(9,123,001)
Net increase (decrease) from capital share transactions	131,710	(2,401,283)
Net increase (decrease) in net assets	932,214	(4,620,519)

Net assets:
Beginning of year	3,364,481	7,985,000
End of year	$4,296,695	$3,364,481

Capital share activity:
Shares sold	116,338	98,521
Shares redeemed	(112,512)	(131,987)
Net increase (decrease) in shares	3,826	(33,466)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$58.25	$87.53	$89.86	$77.94	$57.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.75	(.11)	(.96)	(.67)	.41
Net gain (loss) on investments (realized and unrealized)	10.76	(29.17)	18.02	15.02	19.95
Total from investment operations	11.51	(29.28)	17.06	14.35	20.36
Less distributions from:
Net investment income	—	—	(.07)	—	—
Net realized gains	—	—	(19.32)	(2.43)	—
Total distributions	—	—	(19.39)	(2.43)	—
Net asset value, end of period	$69.76	$58.25	$87.53	$89.86	$77.94

Total Return[b]	19.76%	(33.45%)	19.00%	20.04%	35.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,297	$3,364	$7,985	$11,284	$5,345
Ratios to average net assets:
Net investment income (loss)	1.22%	(0.17%)	(0.96%)	(1.01%)	0.58%
Total expenses[c]	1.91%	1.87%	1.79%	1.92%	1.92%
Net expenses[d]	1.81%	1.79%	1.71%	1.85%	1.85%
Portfolio turnover rate	5%	88%	99%	148%	127%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Russell 2000 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. The Fund returned -11.23%, while the Russell 2000 Index returned 16.93% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Information Technology, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Utilities.

Super Micro Computer, Inc., ImmunoGen, Inc., and MicroStrategy, Inc. - Class A contributed the most to performance of the underlying index for 2023. Halozyme Therapeutics, Inc., Patterson-UTI Energy, Inc., and Chegg, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements.

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	10.4%
Guggenheim Strategy Fund II	9.8%
Total	20.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(11.23%)	(14.14%)	(10.60%)
Russell 2000 Index	16.93%	9.97%	8.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 20.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	6,762	$66,609
Guggenheim Strategy Fund II1	2,575	63,081
Total Mutual Funds
(Cost $128,417)		129,690

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 23.4%
Federal Home Loan Bank
5.24% due 01/05/24[2]	$100,000	99,942
Farmer Mac
4.59% due 01/05/24[2]	50,000	49,971
Total Federal Agency Discount Notes
(Cost $149,913)		149,913

U.S. TREASURY BILLS†† - 15.5%
U.S. Treasury Bills
5.21% due 01/04/24[2]	100,000	99,971
Total U.S. Treasury Bills
(Cost $99,956)		99,971

REPURCHASE AGREEMENTS††,3 - 38.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[4]	137,046	137,046
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[4]	110,444	110,444
Total Repurchase Agreements
(Cost $247,490)		247,490

Total Investments — 97.7%
(Cost $625,776)		$627,064
Other Assets & Liabilities, net — 2.3%		14,605
Total Net Assets — 100.0%		$641,669

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	Receive	4.90% (SOFR — 0.50%)	At Maturity	03/20/24	104	$209,909	$(633)
Goldman Sachs International	Russell 2000 Index	Receive	5.18% (Federal Funds Rate — 0.15%)	At Maturity	03/21/24	107	216,492	(1,360)
BNP Paribas	Russell 2000 Index	Receive	5.13% (Federal Funds Rate — 0.20%)	At Maturity	03/21/24	107	216,162	(4,718)
							$642,563	$(6,711)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$129,690	$—	$—	$129,690
Federal Agency Discount Notes	—	149,913	—	149,913
U.S. Treasury Bills	—	99,971	—	99,971
Repurchase Agreements	—	247,490	—	247,490
Total Assets	$129,690	$497,374	$—	$627,064

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$6,711	$—	$6,711

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014 are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$61,898	$1	$—	$—	$1,182	$63,081	2,575	$3,375
Guggenheim Ultra Short Duration Fund — Institutional Class	65,189	—	—	—	1,420	66,609	6,762	3,527
	$127,087	$1	$—	$—	$2,602	$129,690		$6,902

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $249,869)	$249,884
Investments in affiliated issuers, at value (cost $128,417)	129,690
Repurchase agreements, at value (cost $247,490)	247,490
Segregated cash with broker	30,000
Receivables:
Fund shares sold	3,250
Dividends	624
Interest	111
Total assets	661,049

Liabilities:
Unrealized depreciation on OTC swap agreements	6,711
Payable for:
Swap settlement	8,649
Management fees	620
Transfer agent fees	346
Investor service fees	176
Fund shares redeemed	93
Portfolio accounting and administration fees	39
Trustees’ fees*	11
Miscellaneous	2,735
Total liabilities	19,380
Net assets	$641,669

Net assets consist of:
Paid in capital	$8,975,453
Total distributable earnings (loss)	(8,333,784)
Net assets	$641,669
Capital shares outstanding	20,452
Net asset value per share	$31.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$6,902
Interest	52,173
Total investment income	59,075

Expenses:
Management fees	10,610
Investor service fees	2,947
Transfer agent fees	3,118
Portfolio accounting and administration fees	1,827
Professional fees	1,787
Trustees’ fees*	252
Custodian fees	173
Miscellaneous	1,356
Total expenses	22,070
Less:
Expenses reimbursed by Adviser	(813)
Expenses waived by Adviser	(164)
Total waived/reimbursed expenses	(977)
Net expenses	21,093
Net investment income	37,982

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	40
Swap agreements	(225,129)
Futures contracts	1,084
Net realized loss	(224,005)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	23
Investments in affiliated issuers	2,602
Swap agreements	(85,324)
Net change in unrealized appreciation (depreciation)	(82,699)
Net realized and unrealized loss	(306,704)
Net decrease in net assets resulting from operations	$(268,722)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$37,982	$(6,883)
Net realized loss on investments	(224,005)	(330,721)
Net change in unrealized appreciation (depreciation) on investments	(82,699)	80,367
Net decrease in net assets resulting from operations	(268,722)	(257,237)

Capital share transactions:
Proceeds from sale of shares	12,519,304	29,715,097
Cost of shares redeemed	(13,691,212)	(27,719,896)
Net increase (decrease) from capital share transactions	(1,171,908)	1,995,201
Net increase (decrease) in net assets	(1,440,630)	1,737,964

Net assets:
Beginning of year	2,082,299	344,335
End of year	$641,669	$2,082,299

Capital share activity:
Shares sold	359,183	854,303
Shares redeemed	(397,653)	(806,814)
Net increase (decrease) in shares	(38,470)	47,489

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$35.34	$30.12	$36.96	$53.82	$68.28
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	(.09)	(.39)	(.57)	.46
Net gain (loss) on investments (realized and unrealized)	(5.08)	5.31 [e]	(6.45)	(15.89)	(14.50)
Total from investment operations	(3.97)	5.22	(6.84)	(16.46)	(14.04)
Less distributions from:
Net investment income	—	—	—	(.40)	(.42)
Total distributions	—	—	—	(.40)	(.42)
Net asset value, end of period	$31.37	$35.34	$30.12	$36.96	$53.82

Total Return[b]	(11.23%)	17.33%	(18.51%)	(30.81%)	(20.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$642	$2,082	$344	$374	$612
Ratios to average net assets:
Net investment income (loss)	3.22%	(0.27%)	(1.25%)	(1.05%)	0.76%
Total expenses[c]	1.87%	1.88%	1.79%	1.93%	1.93%
Net expenses[d]	1.79%	1.82%	1.71%	1.87%	1.85%
Portfolio turnover rate	—	—	250%	275%	164%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average. The Fund returned 23.57% while the Dow Jones Industrial Average returned 16.18% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Financials, and Industrials. The only sector detracting from the return of the underlying index was Energy.

Microsoft Corp., Salesforce, Inc., and Apple, Inc. contributed the most to performance of the underlying index for 2023. Chevron Corp., Johnson & Johnson, and Walgreens Boots Alliance, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
UnitedHealth Group, Inc.	7.9%
Goldman Sachs Group, Inc.	5.8%
Microsoft Corp.	5.6%
Home Depot, Inc.	5.2%
McDonald’s Corp.	4.4%
Caterpillar, Inc.	4.4%
Amgen, Inc.	4.3%
Salesforce, Inc.	3.9%
Boeing Co.	3.9%
Visa, Inc. — Class A	3.9%
Top Ten Total	49.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	23.57%	15.69%	15.21%
Dow Jones Industrial Average	16.18%	12.47%	11.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	December 31, 2023
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 85.8%

Consumer, Non-cyclical — 19.3%
UnitedHealth Group, Inc.	2,696	$1,419,363
Amgen, Inc.	2,696	776,502
Johnson & Johnson	2,696	422,571
Procter & Gamble Co.	2,696	395,072
Merck & Company, Inc.	2,696	293,918
Coca-Cola Co.	2,696	158,875
Total Consumer, Non-cyclical		3,466,301

Financial — 17.9%
Goldman Sachs Group, Inc.	2,696	1,040,036
Visa, Inc. — Class A	2,696	701,903
Travelers Companies, Inc.	2,696	513,561
American Express Co.	2,696	505,069
JPMorgan Chase & Co.	2,696	458,590
Total Financial		3,219,159

Technology — 15.7%
Microsoft Corp.	2,696	1,013,804
Salesforce, Inc.*	2,696	709,425
Apple, Inc.	2,696	519,061
International Business Machines Corp.	2,696	440,931
Intel Corp.	2,696	135,474
Total Technology		2,818,695

Consumer, Cyclical — 14.1%
Home Depot, Inc.	2,696	934,299
McDonald’s Corp.	2,696	799,391
Walmart, Inc.	2,696	425,024
NIKE, Inc. — Class B	2,696	292,705
Walgreens Boots Alliance, Inc.	2,696	70,392
Total Consumer, Cyclical		2,521,811

Industrial — 13.1%
Caterpillar, Inc.	2,696	797,126
Boeing Co.*	2,696	702,740
Honeywell International, Inc.	2,696	565,378
3M Co.	2,696	294,727
Total Industrial		2,359,971

Communications — 2.7%
Walt Disney Co.	2,696	243,422
Cisco Systems, Inc.	2,696	136,202
Verizon Communications, Inc.	2,696	101,639
Total Communications		481,263

Energy — 2.2%
Chevron Corp.	2,696	402,135

Basic Materials — 0.8%
Dow, Inc.	2,696	147,849

Total Common Stocks
(Cost $12,389,796)		15,417,184

	Face Amount
U.S. TREASURY BILLS†† - 10.2%
U.S. Treasury Bills
5.27% due 02/22/24[1,2]	$1,300,000	1,290,336
5.23% due 02/22/24[1,2]	500,000	496,283
5.17% due 01/09/24[2,3]	40,000	39,959
Total U.S. Treasury Bills
(Cost $1,826,283)		1,826,578

REPURCHASE AGREEMENTS††,4 - 4.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[1]	446,227	446,227
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[1]	359,609	359,609
Total Repurchase Agreements
(Cost $805,836)		805,836

Total Investments — 100.5%
(Cost $15,021,915)		$18,049,598
Other Assets & Liabilities, net - (0.5)%		(93,994)
Total Net Assets — 100.0%		$17,955,604

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Mini Futures Contracts	6	Mar 2024	$1,140,090	$53

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average	Pay	5.90% (SOFR + 0.50%)	At Maturity	03/20/24	439	$16,535,705	$57,726
BNP Paribas	Dow Jones Industrial Average	Pay	5.88% (Federal Funds Rate + 0.55%)	At Maturity	03/21/24	76	2,869,380	46,234
							$19,405,085	$103,960

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,417,184	$—	$—	$15,417,184
U.S. Treasury Bills	—	1,826,578	—	1,826,578
Repurchase Agreements	—	805,836	—	805,836
Equity Futures Contracts**	53	—	—	53
Equity Index Swap Agreements**	—	103,960	—	103,960
Total Assets	$15,417,237	$2,736,374	$—	$18,153,611

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $14,216,079)	$17,243,762
Repurchase agreements, at value (cost $805,836)	805,836
Unrealized appreciation on OTC swap agreements	103,960
Receivables:
Fund shares sold	1,927,153
Dividends	4,305
Interest	359
Variation margin on futures contracts	53
Total assets	20,085,428

Liabilities:
Payable for:
Securities purchased	2,002,207
Swap settlement	50,891
Management fees	12,973
Transfer agent fees	4,405
Investor service fees	3,604
Portfolio accounting and administration fees	793
Fund shares redeemed	297
Trustees’ fees*	225
Miscellaneous	54,429
Total liabilities	2,129,824
Net assets	$17,955,604

Net assets consist of:
Paid in capital	$17,096,721
Total distributable earnings (loss)	858,883
Net assets	$17,955,604
Capital shares outstanding	93,292
Net asset value per share	$192.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$219,041
Interest	120,743
Total investment income	339,784

Expenses:
Management fees	115,698
Investor service fees	32,138
Transfer agent fees	32,704
Professional fees	33,502
Portfolio accounting and administration fees	19,925
Interest expense	7,050
Trustees’ fees*	2,459
Custodian fees	2,038
Line of credit fees	92
Miscellaneous	7,154
Total expenses	252,760
Less:
Expenses reimbursed by Adviser	(9,095)
Net expenses	243,665
Net investment income	96,119

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(170,047)
Swap agreements	1,174,122
Futures contracts	738
Net realized gain	1,004,813
Net change in unrealized appreciation (depreciation) on:
Investments	1,317,003
Swap agreements	281,578
Futures contracts	18,954
Net change in unrealized appreciation (depreciation)	1,617,535
Net realized and unrealized gain	2,622,348
Net increase in net assets resulting from operations	$2,718,467

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$96,119	$34,622
Net realized gain (loss) on investments	1,004,813	(2,821,233)
Net change in unrealized appreciation (depreciation) on investments	1,617,535	(717,525)
Net increase (decrease) in net assets resulting from operations	2,718,467	(3,504,136)

Distributions to shareholders	(34,622)	(577,032)

Capital share transactions:
Proceeds from sale of shares	69,198,670	95,949,497
Distributions reinvested	34,622	577,032
Cost of shares redeemed	(68,333,948)	(97,954,549)
Net increase (decrease) from capital share transactions	899,344	(1,428,020)
Net increase (decrease) in net assets	3,583,189	(5,509,188)

Net assets:
Beginning of year	14,372,415	19,881,603
End of year	$17,955,604	$14,372,415

Capital share activity:
Shares sold	421,616	573,452
Shares issued from reinvestment of distributions	211	3,905
Shares redeemed	(420,513)	(581,034)
Net increase (decrease) in shares	1,314	(3,677)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$156.26	$207.85	$147.84	$163.38	$111.50
Income (loss) from investment operations:
Net investment income (loss)[a]	1.21	.42	(.68)	(.53)	.91
Net gain (loss) on investments (realized and unrealized)	35.49	(43.46)	60.69	(.73)	51.94
Total from investment operations	36.70	(43.04)	60.01	(1.26)	52.85
Less distributions from:
Net investment income	(.49)	—	—	(.92)	(.97)
Net realized gains	—	(8.55)	—	(13.36)	—
Total distributions	(.49)	(8.55)	—	(14.28)	(.97)
Net asset value, end of period	$192.47	$156.26	$207.85	$147.84	$163.38

Total Return[b]	23.57%	(20.49%)	40.59%	1.73%	47.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,956	$14,372	$19,882	$14,253	$15,519
Ratios to average net assets:
Net investment income (loss)	0.75%	0.25%	(0.37%)	(0.42%)	0.65%
Total expenses[c]	1.97%	1.88%	1.78%	1.91%	1.91%
Net expenses[d]	1.90%	1.81%	1.72%	1.85%	1.84%
Portfolio turnover rate	316%	458%	489%	607%	256%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average. The Fund returned -18.26% while the Dow Jones Industrial Average returned 16.18% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Financials, and Industrials. The only sector detracting from the return of the underlying index was Energy.

Microsoft Corp., Salesforce, Inc., and Apple, Inc. contributed the most to performance of the underlying index for 2023. Chevron Corp., Johnson & Johnson, and Walgreens Boots Alliance, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(18.26%)	(28.07%)	(24.48%)
Dow Jones Industrial Average	16.18%	12.47%	11.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

130 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 37.2%
Federal Home Loan Bank
5.26% due 01/10/24[1]	$200,000	$199,737
Farmer Mac
4.59% due 01/05/24[1]	100,000	99,942
Federal Farm Credit Bank
5.25% due 01/08/24[1]	100,000	99,898
Total Federal Agency Discount Notes
(Cost $399,577)		399,577

U.S. TREASURY BILLS†† - 18.5%
U.S. Treasury Bills
5.21% due 01/04/24[1]	100,000	99,971
5.27% due 02/22/24[1,2]	100,000	99,256
Total U.S. Treasury Bills
(Cost $199,195)		199,227

REPURCHASE AGREEMENTS††,3 - 48.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[2]	289,008	289,008
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[2]	232,908	232,908
Total Repurchase Agreements
(Cost $521,916)		521,916

Total Investments — 104.3%
(Cost $1,120,688)		$1,120,720
Other Assets & Liabilities, net - (4.3)%		(46,470)
Total Net Assets — 100.0%		$1,074,250

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average	Receive	5.65% (SOFR + 0.25%)	At Maturity	03/20/24	32	$1,216,264	$(2,754)
BNP Paribas	Dow Jones Industrial Average	Receive	5.48% (Federal Funds Rate + 0.15%)	At Maturity	03/21/24	25	928,942	(14,990)
							$2,145,206	$(17,744)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2023.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$399,577	$—	$399,577
U.S. Treasury Bills	—	199,227	—	199,227
Repurchase Agreements	—	521,916	—	521,916
Total Assets	$—	$1,120,720	$—	$1,120,720

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$17,744	$—	$17,744

**	This derivative is reported as unrealized appreciation/depreciation at period end.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $598,772)	$598,804
Repurchase agreements, at value (cost $521,916)	521,916
Segregated cash with broker	37,000
Receivables:
Swap settlement	2,440
Interest	232
Total assets	1,160,392

Liabilities:
Unrealized depreciation on OTC swap agreements	17,744
Payable for:
Fund shares redeemed	62,575
Management fees	889
Transfer agent fees	443
Investor service fees	247
Portfolio accounting and administration fees	54
Trustees’ fees*	16
Miscellaneous	4,174
Total liabilities	86,142
Net assets	$1,074,250

Net assets consist of:
Paid in capital	$24,992,391
Total distributable earnings (loss)	(23,918,141)
Net assets	$1,074,250
Capital shares outstanding	27,489
Net asset value per share	$39.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Interest	$93,208
Total investment income	93,208

Expenses:
Management fees	16,724
Investor service fees	4,646
Transfer agent fees	4,883
Portfolio accounting and administration fees	2,880
Professional fees	2,140
Trustees’ fees*	380
Custodian fees	271
Miscellaneous	3,588
Total expenses	35,512
Less:
Expenses reimbursed by Adviser	(1,244)
Net expenses	34,268
Net investment income	58,940

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	187
Swap agreements	(333,918)
Futures contracts	(11,596)
Net realized loss	(345,327)
Net change in unrealized appreciation (depreciation) on:
Investments	(31)
Swap agreements	(87,974)
Net change in unrealized appreciation (depreciation)	(88,005)
Net realized and unrealized loss	(433,332)
Net decrease in net assets resulting from operations	$(374,392)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,940	$4,186
Net realized loss on investments	(345,327)	(774,369)
Net change in unrealized appreciation (depreciation) on investments	(88,005)	176,424
Net decrease in net assets resulting from operations	(374,392)	(593,759)

Distributions to shareholders	(4,186)	—

Capital share transactions:
Proceeds from sale of shares	9,838,956	29,976,510
Distributions reinvested	4,186	—
Cost of shares redeemed	(10,610,087)	(30,445,843)
Net decrease from capital share transactions	(766,945)	(469,333)
Net decrease in net assets	(1,145,523)	(1,063,092)

Net assets:
Beginning of year	2,219,773	3,282,865
End of year	$1,074,250	$2,219,773

Capital share activity:
Shares sold	210,538	555,807
Shares issued from reinvestment of distributions	92	—
Shares redeemed	(229,479)	(581,432)
Net decrease in shares	(18,849)	(25,625)

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$47.90	$45.62	$70.54	$131.01	$204.97
Income (loss) from investment operations:
Net investment income (loss)[a]	1.47	.08	(.63)	(.34)	.90
Net gain (loss) on investments (realized and unrealized)	(10.20)	2.20 [f]	(24.29)	(59.99)	(74.86)
Total from investment operations	(8.73)	2.28	(24.92)	(60.33)	(73.96)
Less distributions from:
Net investment income	(.09)	—	—	(.14)	—
Total distributions	(.09)	—	—	(.14)	—
Net asset value, end of period	$39.08	$47.90	$45.62	$70.54	$131.01

Total Return[b]	(18.26%)	5.00%	(35.33%)	(45.76%)	(36.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,074	$2,220	$3,283	$3,431	$3,275
Ratios to average net assets:
Net investment income (loss)	3.17%	0.16%	(1.15%)	(1.04%)	0.56%
Total expenses[c]	1.91%	1.90%	1.79%	1.92%	1.92%
Net expenses[d]	1.84%	1.83%	1.70%	1.86%	1.86%
Portfolio turnover rate	—	—	116%	616%	427%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:5 reverse share split effective August 24, 2020.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Government Long Bond 1.2x Strategy Fund returned -1.03%. The Price Movement of Long Treasury Bond was 7.55% for the period. The return of a comparison index, the Bloomberg U.S. Long Treasury Index was 3.06%. The return of a comparison index, the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was 1.93%.

Prices of long-term Treasury bonds were volatile over the period, even as yields ended the year about flat from the prior year, 3.97% to 4.03%. Yields of on-the-run U.S. Treasury 30 year bonds reached their 2023 low in April at 3.54% and their 2023 peak in October at 5.11%--the first time the 30-year government yield had risen above 5% since before the Great Financial Crisis. This performance was partly due to the U.S. Federal Reserve’s aggressive pace of interest rate hikes to fight inflation—11 times since March 2022; its last rate hike was 25 basis points in July, keeping the Fed funds rate at 5.25-5.50% through the rest of the year.

The hikes kept investors watchful for signs of economic weakness or even recession all year, but few materialized as the Fed was resolute in its campaign to keep inflation near its target of 2%. Indeed, core PCE fell from a peak rate of 5.6% in February to 3.2% in November. And the economy grew at a strong 3.3% pace in Q4 to end the full year at 3.1%.

By November, investors seemed certain that the Fed was done hiking for this cycle, which spurred a market rally that carried into the rest of the year. Helping was Fed Chair Powell’s admission that the outlook for further rate increases was now equally balanced with the possibility for rate cuts. The market penciled in as many as six 25 bps rate cuts in 2024; but at year end, the median outlook of the Fed dot plots suggested three cuts were more likely.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings	% of Total Net Assets
U.S. Treasury Bonds	49.1%
Guggenheim Strategy Fund II	6.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.0%
Total	61.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	(1.03%)	(5.06%)	0.20%
Price Movement of Long Treasury Bond**	7.55%	(2.94%)	0.05%
Bloomberg U.S. Long Treasury Index	3.06%	(1.24%)	2.28%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	1.93%	(2.16%)	1.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, the Price Movement of Long Treasury Bond and the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	December 31, 2023
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 12.4%
Guggenheim Strategy Fund II1	19,093	$467,967
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	44,947	442,732
Total Mutual Funds
(Cost $902,681)		910,699

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 49.1%
U.S. Treasury Bonds
4.75% due 11/15/53	$3,200,000	3,605,000
Total U.S. Government Securities
(Cost $3,264,875)		3,605,000

FEDERAL AGENCY DISCOUNT NOTES†† - 23.2%
Farmer Mac
4.59% due 01/05/24[2]	1,000,000	999,418
Federal Home Loan Bank
5.24% due 01/05/24[2]	500,000	499,709
Federal Farm Credit Bank
5.27% due 01/17/24[2]	200,000	199,531
Total Federal Agency Discount Notes
(Cost $1,698,658)		1,698,658

U.S. TREASURY BILLS†† - 2.3%
U.S. Treasury Bills
5.17% due 01/09/24[2,3]	169,000	168,828
Total U.S. Treasury Bills
(Cost $168,802)		168,828

REPURCHASE AGREEMENTS††,4 - 15.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	641,154	641,154
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	516,697	516,697
Total Repurchase Agreements
(Cost $1,157,851)		1,157,851

Total Investments — 102.8%
(Cost $7,192,867)		$7,541,036
Other Assets & Liabilities, net - (2.8)%		(208,203)
Total Net Assets — 100.0%		$7,332,833

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	39	Mar 2024	$5,207,719	$273,775

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$910,699	$—	$—	$910,699
U.S. Government Securities	—	3,605,000	—	3,605,000
Federal Agency Discount Notes	—	1,698,658	—	1,698,658
U.S. Treasury Bills	—	168,828	—	168,828
Repurchase Agreements	—	1,157,851	—	1,157,851
Interest Rate Futures Contracts**	273,775	—	—	273,775
Total Assets	$1,184,474	$6,630,337	$—	$7,814,811

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014 are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$458,993	$—	$—	$—	$8,974	$467,967	19,093	$25,030
Guggenheim Ultra Short Duration Fund — Institutional Class	433,293	—	—	—	9,439	442,732	44,947	23,418
	$892,286	$—	$—	$—	$18,413	$910,699		$48,448

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $5,132,335)	$5,472,486
Investments in affiliated issuers, at value (cost $902,681)	910,699
Repurchase agreements, at value (cost $1,157,851)	1,157,851
Cash	3
Segregated cash with broker	95,500
Receivables:
Interest	20,142
Dividends	4,349
Total assets	7,661,030

Liabilities:
Payable for:
Fund shares redeemed	270,199
Variation margin on futures contracts	24,415
Management fees	3,661
Transfer agent/maintenance fees	2,551
Investor service fees	1,877
Portfolio accounting/administration fees	789
Trustees’ fees*	123
Miscellaneous	24,582
Total liabilities	328,197
Net assets	$7,332,833

Net assets consist of:
Paid in capital	$28,970,880
Total distributable earnings (loss)	(21,638,047)
Net assets	$7,332,833
Capital shares outstanding	342,214
Net asset value per share	$21.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$48,448
Interest	319,752
Total investment income	368,200

Expenses:
Management fees	42,597
Investor service fees	21,298
Transfer agent fees	21,564
Professional fees	14,401
Portfolio accounting and administration fees	13,205
Trustees’ fees*	1,509
Custodian fees	1,218
Line of credit fees	21
Miscellaneous	8,007
Total expenses	123,820
Less:
Expenses reimbursed by Adviser	(1,604)
Expenses waived by Adviser	(1,094)
Total waived/reimbursed expenses	(2,698)
Net expenses	121,122
Net investment income	247,078

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(771,263)
Futures contracts	(738,058)
Net realized loss	(1,509,321)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	310,604
Investments in affiliated issuers	18,413
Futures contracts	508,306
Net change in unrealized appreciation (depreciation)	837,323
Net realized and unrealized loss	(671,998)
Net decrease in net assets resulting from operations	$(424,920)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$247,078	$137,581
Net realized loss on investments	(1,509,321)	(7,003,873)
Net change in unrealized appreciation (depreciation) on investments	837,323	(468,344)
Net decrease in net assets resulting from operations	(424,920)	(7,334,636)

Distributions to shareholders	(247,608)	(153,140)

Capital share transactions:
Proceeds from sale of shares	54,719,566	151,092,344
Distributions reinvested	247,608	153,140
Cost of shares redeemed	(54,918,737)	(148,173,588)
Net increase from capital share transactions	48,437	3,071,896
Net decrease in net assets	(624,091)	(4,415,880)

Net assets:
Beginning of year	7,956,924	12,372,804
End of year	$7,332,833	$7,956,924

Capital share activity:
Shares sold	2,497,559	5,177,215
Shares issued from reinvestment of distributions	11,558	5,873
Shares redeemed	(2,523,625)	(5,149,199)
Net increase (decrease) in shares	(14,508)	33,889

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$22.31	$38.33	$41.59	$34.15	$29.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.38	.17	.02	.39
Net gain (loss) on investments (realized and unrealized)	(.88)	(15.96)	(3.29)	7.48 [e]	4.55
Total from investment operations	(.25)	(15.58)	(3.12)	7.50	4.94
Less distributions from:
Net investment income	(.63)	(.44)	(.14)	(.03)	(.39)
Return of capital	—	—	—	(.03)	—
Total distributions	(.63)	(.44)	(.14)	(.06)	(.39)
Net asset value, end of period	$21.43	$22.31	$38.33	$41.59	$34.15

Total Return[b]	(1.03%)	(40.83%)	(7.49%)	21.96%	16.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,333	$7,957	$12,373	$15,472	$10,353
Ratios to average net assets:
Net investment income (loss)	2.90%	1.33%	0.47%	0.06%	1.19%
Total expenses[c]	1.45%	1.39%	1.30%	1.43%	1.41%
Net expenses[d]	1.42%	1.37%	1.28%	1.40%	1.38%
Portfolio turnover rate	1,170%	1,890%	1,382%	1,887%	2,060%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and purchases for fund shares in relation to fluctuating market value of the investments of the Fund.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Government Long Bond Strategy Fund returned 4.22%. The Price Movement of Long Treasury Bond was 7.55% for the period. The return of a comparison index, the Bloomberg U.S. Long Treasury Index was 3.06%. The return of a comparison index, the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was 1.93%.

Prices of long-term Treasury bonds were volatile over the period, even as yields ended the year about flat from the prior year, 3.97% to 4.03%. Yields of on-the-run U.S. Treasury 30 year bonds reached their 2023 low in April at 3.54% and their 2023 peak in October at 5.11%--the first time the 30-year government yield had risen above 5% since before the Great Financial Crisis. This performance was partly due to the U.S. Federal Reserve’s aggressive pace of interest rate hikes to fight inflation—11 times since March 2022; its last rate hike was 25 basis points in July, keeping the Fed funds rate at 5.25-5.50% through the rest of the year.

The hikes kept investors watchful for signs of economic weakness or even recession all year, but few materialized as the Fed was resolute in its campaign to keep inflation near its target of 2%. Indeed, core PCE fell from a peak rate of 5.6% in February to 3.2% in November. And the economy grew at a strong 3.3% pace in Q4 to end the full year at 3.1%.

By November, investors seemed certain that the Fed was done hiking for this cycle, which spurred a market rally that carried into the rest of the year. Helping was Fed Chair Powell’s admission that the outlook for further rate increases was now equally balanced with the possibility for rate cuts. The market penciled in as many as six 25 bps rate cuts in 2024; but at year end, the median outlook of the Fed dot plots suggested three cuts were more likely.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	23.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.8%
Total	44.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	4.22%	1.03%	(3.28%)
Price Movement of Long Treasury Bond**	7.55%	(2.94%)	0.05%
Bloomberg U.S. Long Treasury Index	3.06%	(1.24%)	2.28%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	1.93%	(2.16%)	1.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, the Price Movement of Long Treasury Bond and the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

144 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 44.0%
Guggenheim Strategy Fund II1	20,730	$508,089
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	46,499	458,015
Total Mutual Funds
(Cost $971,295)		966,104

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 23.2%
Federal Farm Credit Bank
5.27% due 01/17/24[2]	$211,000	210,506
5.25% due 01/08/24[2]	100,000	99,898
Federal Home Loan Bank
5.26% due 01/10/24[2]	200,000	199,737
Total Federal Agency Discount Notes
(Cost $510,141)		510,141

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
5.17% due 01/09/24[2,3]	42,000	41,957
Total U.S. Treasury Bills
(Cost $41,951)		41,957

REPURCHASE AGREEMENTS†† - 83.1%
Individual Repurchase Agreements[4]
Barclays Capital, Inc. issued 12/29/23 at 5.00% due 01/02/24(secured by a U.S. Treasury Bond, at a rate of 4.75% and maturing 11/15/53 as collateral, with a value of $796,293) to be repurchased at $780,825	780,500	780,500
Mizuho Securities USA LLC issued 12/29/23 at 5.25% due 01/02/24(secured by a U.S. Treasury Bond, at a rate of 3.625% and maturing 5/15/2053 as collateral, with a value of $682,914) to be repurchased at $669,663	669,370	669,370
Joint Repurchase Agreements[5] J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	209,525	209,525
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	168,853	168,853
Total Repurchase Agreements
(Cost $1,828,248)		1,828,248

Total Investments - 152.2%
(Cost $3,351,635)		3,346,450

U.S. Government Securities Sold Short†† - (61.5)%
U.S. Treasury Bonds
4.75% due 11/15/53††	1,200,000	(1,351,875)
Total U.S. Government Securities Sold Short
(Proceeds $1,250,334)		$(1,351,875)
Other Assets & Liabilities, net - 9.3%		204,277
Total Net Assets — 100.0%		$2,198,852

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	6	Mar 2024	$801,188	$(27,329)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	All or a portion of this security is pledged as short security collateral at December 31, 2023.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$966,104	$—	$—	$966,104
Federal Agency Discount Notes	—	510,141	—	510,141
U.S. Treasury Bills	—	41,957	—	41,957
Repurchase Agreements	—	1,828,248	—	1,828,248
Total Assets	$966,104	$2,380,346	$—	$3,346,450

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities Sold Short	$—	$1,351,875	$—	$1,351,875
Interest Rate Futures Contracts**	27,329	—	—	27,329
Total Liabilities	$27,329	$1,351,875	$—	$1,379,204

**	This derivative is reported as unrealized appreciation/depreciation at period end.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$596,469	$—	$(100,000)	$(205)	$11,825	$508,089	20,730	$32,452
Guggenheim Ultra Short Duration Fund — Institutional Class	497,184	—	(50,000)	(558)	11,389	458,015	46,499	26,840
	$1,093,653	$—	$(150,000)	$(763)	$23,214	$966,104		$59,292

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $552,092)	$552,098
Investments in affiliated issuers, at value (cost $971,295)	966,104
Repurchase agreements, at value (cost $1,828,248)	1,828,248
Receivables:
Fund shares sold	326,789
Dividends	5,217
Variation margin on futures contracts	1,674
Interest	1,417
Total assets	3,681,547

Liabilities:
Securities sold short, at value (proceeds $1,250,334)	1,351,875
Payable for:
Securities purchased	112,656
Management fees	1,603
Transfer agent fees	959
Investor service fees	475
Portfolio accounting and administration fees	105
Fund shares redeemed	17
Trustees’ fees*	31
Miscellaneous	14,974
Total liabilities	1,482,695
Net assets	$2,198,852

Net assets consist of:
Paid in capital	$8,324,714
Total distributable earnings (loss)	(6,125,862)
Net assets	$2,198,852
Capital shares outstanding	21,310
Net asset value per share	$103.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$59,292
Interest	266,977
Total investment income	326,269

Expenses:
Management fees	32,676
Investor service fees	9,076
Transfer agent fees	9,301
Interest expense	118,832
Professional fees	7,207
Portfolio accounting and administration fees	5,628
Trustees’ fees*	667
Custodian fees	522
Miscellaneous	2,257
Total expenses	186,166
Less:
Expenses reimbursed by Adviser	(2,533)
Expenses waived by Adviser	(1,254)
Total waived/reimbursed expenses	(3,787)
Net expenses	182,379
Net investment income	143,890

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	99
Investments in affiliated issuers	(763)
Investments in unaffiliated issuers sold short	115,557
Futures contracts	4,080
Net realized gain	118,973
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(19)
Investments in affiliated issuers	23,214
Investments unaffiliated issuers sold short	(164,767)
Futures contracts	(50,825)
Net change in unrealized appreciation (depreciation)	(192,397)
Net realized and unrealized loss	(73,424)
Net increase in net assets resulting from operations	$70,466

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$143,890	$(102,714)
Net realized gain on investments	118,973	1,186,474
Net change in unrealized appreciation (depreciation) on investments	(192,397)	105,019
Net increase in net assets resulting from operations	70,466	1,188,779

Capital share transactions:
Proceeds from sale of shares	27,584,996	156,688,377
Cost of shares redeemed	(29,380,362)	(157,301,837)
Net decrease from capital share transactions	(1,795,366)	(613,460)
Net increase (decrease) in net assets	(1,724,900)	575,319

Net assets:
Beginning of year	3,923,752	3,348,433
End of year	$2,198,852	$3,923,752

Capital share activity:
Shares sold	272,149	1,895,649
Shares redeemed	(290,472)	(1,905,451)
Net decrease in shares	(18,323)	(9,802)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$99.00	$67.73	$67.08	$85.27	$98.33
Income (loss) from investment operations:
Net investment income (loss)[a]	4.04	(1.24)	(2.10)	(1.48)	.26
Net gain (loss) on investments (realized and unrealized)	.14	32.51	2.75	(16.51)	(13.32)
Total from investment operations	4.18	31.27	.65	(17.99)	(13.06)
Less distributions from:
Net investment income	—	—	—	(.20)	—
Total distributions	—	—	—	(.20)	—
Net asset value, end of period	$103.18	$99.00	$67.73	$67.08	$85.27

Total Return[b]	4.22%	46.17%	0.97%	(21.09%)	(13.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,199	$3,924	$3,348	$2,648	$2,382
Ratios to average net assets:
Net investment income (loss)	3.96%	(1.46%)	(2.89%)	(2.23%)	0.29%
Total expenses[c]	5.13%	4.47%	3.46%	3.01%	3.58%
Net expenses[d,e]	5.02%	4.38%	3.38%	2.97%	3.49%
Portfolio turnover rate	861%	1,849%	1,451%	2,529%	966%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses related to short sales. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
1.75%	1.73%	1.65%	1.83%	1.79%

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the Reporting Period, the High Yield Strategy Fund returned 12.69%. For comparison, the Bloomberg U.S. Corporate High Yield Index returned 13.45% for the same period.

The Fund primarily invests in credit default swaps, swaps on ETFs, and bond futures to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but also may buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund’s investments in bond futures are expected to provide exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund’s swaps investments exposure to produce investment exposure that in the aggregate is similar to that of the high yield bond market.

The high yield sector rallied in 2023. Spreads tightened in response to better inflation reports, continued strong corporate earnings, and expectations of rate cuts in 2024. The spread of high yield over Treasurys fell 469 basis points over 2023, from 792 to 323. The average yield of the index at the end of the Reporting Period was 7.59%.

Issuance was $176 billion in 2023, compared with just $107 billion the prior year. Low new issuance has helped support the technical backdrop for high yield, in addition to an increase in the number of rising stars and a growing number of issuers using the private credit markets. The sector also had $7.9 billion in outflows, after strong inflows in the fourth quarter of 2023, considerably less that the $33 billion in outflows during 2022.

For 2023, lower-rated credit outperformed. Issues in housing, automotive, gaming/lodging, and diversified media had the strongest returns, while those in broadcasting, metals/mining and telecom were lower. High yield fundamentals remain on solid footing with corporate earnings and liquidity measures strong and leverage below the long-term average. However, in the third quarter, company revenues declined year over year for the second straight quarter and EBITDA margins were at a six-quarter low. However, the high yield default rate at 2.8%, while up from the prior year, remains below its long-term average of 4 percent.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	6.0%
Guggenheim Strategy Fund II	6.0%
iShares iBoxx High Yield Corporate Bond ETF	1.3%
SPDR Bloomberg High Yield Bond ETF	1.3%
Total	14.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	12.69%	2.82%	3.47%
Bloomberg U.S. Corporate High Yield Index	13.45%	5.37%	4.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

152 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 2.6%
iShares iBoxx High Yield Corporate Bond ETF	1,556	$120,746
SPDR Bloomberg High Yield Bond ETF	1,245	118,262
Total Exchange-Traded Funds
(Cost $263,173)		239,008

MUTUAL FUNDS† - 12.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	57,301	564,412
Guggenheim Strategy Fund II1	23,000	563,721
Total Mutual Funds
(Cost $1,124,043)		1,128,133

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 26.6%
Farmer Mac
4.59% due 01/05/24[2]	$1,000,000	999,418
Federal Farm Credit Bank
5.25% due 01/08/24[2]	1,000,000	998,979
Federal Home Loan Bank
5.26% due 01/10/24[2]	500,000	499,342
Total Federal Agency Discount Notes
(Cost $2,497,739)		2,497,739
U.S. TREASURY BILLS†† - 11.7%
U.S. Treasury Bills
5.21% due 01/04/24[2]	1,000,000	999,709
5.17% due 01/09/24[2,3]	102,000	101,896
Total U.S. Treasury Bills
(Cost $1,101,447)		1,101,605

REPURCHASE AGREEMENTS††,4 - 33.1%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	1,720,118	1,720,118
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	1,386,220	1,386,220
Total Repurchase Agreements
(Cost $3,106,338)		3,106,338

Total Investments — 86.0%
(Cost $8,092,740)		$8,072,823
Other Assets & Liabilities, net — 14.0%		1,316,294
Total Net Assets — 100.0%		$9,389,117

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	81	Mar 2024	$8,810,648	$160,861

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Value and Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	$8,613,000	$508,167	$211,921	$296,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	01/05/24	86	$6,674	$186
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	03/21/24	364	28,232	142
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	03/21/24	192	18,249	100
							$53,155	$428

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.41.V2 — Credit Default Swap North American High Yield Series 41 Index Version 2
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$239,008	$—	$—	$239,008
Mutual Funds	1,128,133	—	—	1,128,133
Federal Agency Discount Notes	—	2,497,739	—	2,497,739
U.S. Treasury Bills	—	1,101,605	—	1,101,605
Repurchase Agreements	—	3,106,338	—	3,106,338
Interest Rate Futures Contracts**	160,861	—	—	160,861
Credit Default Swap Agreements**	—	296,246	—	296,246
Credit Index Swap Agreements**	—	428	—	428
Total Assets	$1,528,002	$7,002,356	$—	$8,530,358

**	This derivative is reported as unrealized appreciation/depreciation at period end.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$552,911	$—	$—	$—	$10,810	$563,721	23,000	$30,152
Guggenheim Ultra Short Duration Fund — Institutional Class	552,379	—	—	—	12,033	564,412	57,301	29,854
	$1,105,290	$—	$—	$—	$22,843	$1,128,133		$60,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $3,862,359)	$3,838,352
Investments in affiliated issuers, at value (cost $1,124,043)	1,128,133
Repurchase agreements, at value (cost $3,106,338)	3,106,338
Segregated cash with broker	485,054
Unamortized upfront premiums paid on credit default swap agreements	211,921
Unrealized appreciation on OTC swap agreements	428
Receivables:
Fund shares sold	654,942
Protection fees on credit default swap agreements	14,355
Variation margin on futures contracts	6,363
Dividends	5,391
Interest	1,382
Variation margin on credit default swap agreements	117
Securities lending income	23
Total assets	9,452,799

Liabilities:
Payable for:
Management fees	4,773
Professional fess	11,337
Transfer agent fees	2,195
Investor service fees	1,631
Swap settlement	35,948
Portfolio accounting and administration fees	685
Fund shares redeemed	11
Trustees’ fees*	89
Miscellaneous	7,013
Total liabilities	63,682
Net assets	$9,389,117

Net assets consist of:
Paid in capital	$9,597,273
Total distributable earnings (loss)	(208,156)
Net assets	$9,389,117
Capital shares outstanding	119,169
Net asset value per share	$78.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$14,445
Dividends from securities of affiliated issuers	60,006
Interest	200,893
Income from securities lending, net	1,093
Total investment income	276,437

Expenses:
Management fees	43,576
Investor service fees	14,526
Transfer agent fees	14,164
Professional fees	14,688
Portfolio accounting and administration fees	9,006
Trustees’ fees*	904
Custodian fees	818
Miscellaneous	1,230
Total expenses	98,912
Less:
Expenses reimbursed by Adviser	(1,180)
Expenses waived by Adviser	(1,394)
Total waived/reimbursed expenses	(2,574)
Net expenses	96,338
Net investment income	180,099

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	34
Swap agreements	390,869
Futures contracts	(214,652)
Net realized gain	176,251
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	12,510
Investments in affiliated issuers	22,843
Swap agreements	167,909
Futures contracts	167,887
Net change in unrealized appreciation (depreciation)	371,149
Net realized and unrealized gain	547,400
Net increase in net assets resulting from operations	$727,499

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$180,099	$30,301
Net realized gain (loss) on investments	176,251	(818,876)
Net change in unrealized appreciation (depreciation) on investments	371,149	50,654
Net increase (decrease) in net assets resulting from operations	727,499	(737,921)

Distributions to shareholders	(188,051)	(58,130)

Capital share transactions:
Proceeds from sale of shares	41,145,986	16,051,078
Distributions reinvested	188,051	58,130
Cost of shares redeemed	(36,906,153)	(16,176,936)
Net increase (decrease) from capital share transactions	4,427,884	(67,728)
Net increase (decrease) in net assets	4,967,332	(863,779)

Net assets:
Beginning of year	4,421,785	5,285,564
End of year	$9,389,117	$4,421,785

Capital share activity:
Shares sold	556,228	217,639
Shares issued from reinvestment of distributions	2,541	831
Shares redeemed	(501,754)	(220,898)
Net increase (decrease) in shares	57,015	(2,428)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$71.14	$81.84	$80.49	$86.60	$77.95
Income (loss) from investment operations:
Net investment income (loss)[a]	2.29	.51	(.35)	(.20)	.64
Net gain (loss) on investments (realized and unrealized)	6.68	(9.94)	1.70	(.60)	10.08
Total from investment operations	8.97	(9.43)	1.35	(.80)	10.72
Less distributions from:
Net investment income	(1.32)	(1.27)	—	(4.92)	(2.07)
Net realized gains	—	—	—	(.39)	—
Total distributions	(1.32)	(1.27)	—	(5.31)	(2.07)
Net asset value, end of period	$78.79	$71.14	$81.84	$80.49	$86.60

Total Return[b]	12.69%	(11.48%)	1.68%	(0.47%)	13.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,389	$4,422	$5,286	$10,775	$10,508
Ratios to average net assets:
Net investment income (loss)	3.10%	0.70%	(0.44%)	(0.25%)	0.76%
Total expenses[c]	1.70%	1.66%	1.60%	1.72%	1.72%
Net expenses[d]	1.66%	1.61%	1.54%	1.67%	1.65%
Portfolio turnover rate	—	111%	117%	460%	299%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the Reporting Period, the U.S. Government Money Market Fund returned 3.71%.

The U.S. Federal Reserve (the “Fed”) raised its benchmark federal funds rate four times in 2023, for a total of 11 times since March 2022; its last rate hike was 25 basis points in July, keeping the Fed funds rate at 5.25-5.50% through the rest of the year. A year ago, the range was 4.25-4.50%.

The hikes kept investors watchful for signs of economic weakness or even recession all year, but few materialized as the Fed was resolute in its campaign to keep inflation near its target of 2%. Indeed, core PCE fell from a peak rate of 5.6% in February to 3.2% in November. And the economy grew at a strong 3.3% pace in Q4 to end the full year at 3.1%.

By November, investors seemed certain that the Fed was done hiking for this cycle, which spurred a market rally that carried into the rest of the year. Helping was Fed Chair Powell’s admission that the outlook for further rate increases was now equally balanced with the possibility for rate cuts. The market penciled in as many as six 25 bps rate cuts in 2024; but at year end, the median outlook of the Fed dot plots suggested three cuts were more likely.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FAND - Federal Agency Discount Note
FAN - Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	3.71%	1.07%	0.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	December 31, 2023
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 40.1%
Federal Home Loan Bank
5.45% (SOFR + 0.05%, Rate Floor: 0.00%) due 03/25/24◊	$3,200,000	$3,200,000
5.47% (SOFR + 0.07%, Rate Floor: 0.00%) due 06/17/24◊	3,100,000	3,100,000
5.44% (SOFR + 0.04%, Rate Floor: 0.00%) due 01/19/24◊	3,000,000	3,000,000
5.44% (SOFR + 0.04%, Rate Floor: 0.00%) due 02/27/24◊	2,500,000	2,500,000
Federal Farm Credit Bank
5.29% (3 Month U.S. Treasury Bill Rate — 0.04%, Rate Floor: 0.00%) due 03/04/24◊	2,500,000	2,499,899
5.45% (SOFR + 0.05%, Rate Floor: 0.00%) due 02/20/24◊	2,000,000	2,000,010
Total Federal Agency Notes
(Cost $16,299,909)		16,299,909

FEDERAL AGENCY DISCOUNT NOTES†† - 23.2%
Federal Home Loan Bank
5.35% due 01/03/24[1]	2,500,000	2,499,257
5.30% due 01/19/24[1]	1,000,000	997,350
5.35% due 01/02/24[1]	962,000	961,857
5.34% due 03/01/24[1]	970,000	961,367
5.30% due 01/12/24[1]	500,000	499,190
Farmer Mac
5.20% due 01/02/24[1]	3,500,000	3,499,495
Total Federal Agency Discount Notes
(Cost $9,418,516)		9,418,516

U.S. TREASURY BILLS†† - 9.5%
U.S. Treasury Bills
5.28% due 01/25/24[1]	3,000,000	2,989,439
5.21% due 01/04/24[1]	875,000	874,620
Total U.S. Treasury Bills
(Cost $3,864,059)		3,864,059

U.S. GOVERNMENT SECURITIES†† - 6.2%
United States Treasury Floating Rate Note
5.32% (3 Month U.S. Treasury Bill Rate — 0.02%, Rate Floor: 0.00%) due 01/31/24◊	2,500,000	2,500,056
Total U.S. Government Securities
(Cost $2,500,056)		2,500,056

REPURCHASE AGREEMENTS††,2 - 21.3%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	4,788,458	4,788,458
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	3,858,953	3,858,953
Total Repurchase Agreements
(Cost $8,647,411)		8,647,411

Total Investments — 100.3%
(Cost $40,729,951)		$40,729,951
Other Assets & Liabilities, net - (0.3)%		(104,450)
Total Net Assets — 100.0%		$40,625,501

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$16,299,909	$—	$16,299,909
Federal Agency Discount Notes	—	9,418,516	—	9,418,516
U.S. Treasury Bills	—	3,864,059	—	3,864,059
U.S. Government Securities	—	2,500,056	—	2,500,056
Repurchase Agreements	—	8,647,411	—	8,647,411
Total Assets	$—	$40,729,951	$—	$40,729,951

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $32,082,540)	$32,082,540
Repurchase agreements, at value (cost $8,647,411)	8,647,411
Receivables:
Interest	106,080
Total assets	40,836,031

Liabilities:
Payable for:
Professional fees	61,562
Fund shares redeemed	55,812
Management fees	17,708
Printing fees	14,842
Transfer agent fees	15,150
Investor service fees	8,854
Portfolio accounting and administration fees	5,489
Trustees’ fees*	539
Miscellaneous	30,574
Total liabilities	210,530
Net assets	$40,625,501

Net assets consist of:
Paid in capital	$40,615,125
Total distributable earnings (loss)	10,376
Net assets	$40,625,501
Capital shares outstanding	40,602,488
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Interest	$2,886,997
Total investment income	2,886,997

Expenses:
Management fees	286,538
Investor service fees	143,269
Transfer agent fees	151,454
Professional fees	101,602
Portfolio accounting and administration fees	88,825
Trustees’ fees*	12,193
Custodian fees	8,384
Miscellaneous	40,202
Total expenses	832,467
Net investment income	2,054,530

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,376
Net realized gain	10,376
Net increase in net assets resulting from operations	$2,064,906

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,054,530	$493,081
Net realized gain on investments	10,376	691
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	2,064,906	493,772

Distributions to shareholders	(2,055,214)	(495,519)

Capital share transactions:
Proceeds from sale of shares	63,584,054	163,567,812
Distributions reinvested	2,055,214	495,519
Cost of shares redeemed	(112,425,885)	(130,391,075)
Net increase (decrease) from capital share transactions	(46,786,617)	33,672,256
Net increase (decrease) in net assets	(46,776,925)	33,670,509

Net assets:
Beginning of year	87,402,426	53,731,917
End of year	$40,625,501	$87,402,426

Capital share activity:
Shares sold	63,593,369	163,567,812
Shares issued from reinvestment of distributions	2,045,900	495,541
Shares redeemed	(112,425,887)	(130,391,075)
Net increase (decrease) in shares	(46,786,618)	33,672,278

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.01	— [b]	— [b]	.01
Net gain (loss) on investments (realized and unrealized)	—	—	— [b]	— [b]	—
Total from investment operations	.04	.01	—	—	.01
Less distributions from:
Net investment income	(.04)	(.01)	(—)[b]	(—)[b]	(.01)
Net realized gains	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Total distributions	(.04)	(.01)	(—)[b]	(—)[b]	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	3.71%	0.73%	0.00%[c]	0.07%	0.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,626	$87,402	$53,732	$54,657	$49,233
Ratios to average net assets:
Net investment income (loss)	3.59%	0.70%	— [e]	0.05%	0.88%
Total expenses	1.45%	1.39%	1.29%	1.42%	1.42%
Net expenses[d]	1.45%	0.91%	0.08%	0.41%	1.42%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period
[b]	Less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Less than 0.01%.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2023, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the NASDAQ Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business on the valuation date.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

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(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily for the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(j) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties

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NOTES TO FINANCIAL STATEMENTS (continued)

which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

If a Fund’s whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

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The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$6,339,042	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	429,794
NASDAQ-100® Fund	Index exposure, Liquidity	7,448,818	—
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,782,303	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	12,269,343	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	251,033	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	408,681	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	548,553	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	70,568
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,585,294	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	43,562
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	4,634,083	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	690,661
High Yield Strategy Fund	Duration, Index exposure, Liquidity	5,119,080	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$17,144,940	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,833,642
NASDAQ-100® Fund	Index exposure, Liquidity	16,974,296	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	2,336,737
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	26,459,228	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	96,874,855	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	2,722,899	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	205,535
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,646,717	—
Russell 2000® 1.5x Strategy Fund	Index Exposure, Leverage, Liquidity	2,617,541	—
Inverse Russell 2000® Strategy Fund	Index Exposure, Liquidity	—	1,048,993
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	13,307,458	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	3,646,204
High Yield Strategy Fund	Duration, Index exposure, Liquidity	51,483	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$5,361,042	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit/equity swap agreements	Unamortized upfront premiums paid on credit default swap agreements	Unrealized depreciation on OTC swap agreements
Unrealized appreciation on OTC swap agreements
Variation margin on credit default swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2023
Nova Fund	$14,107	$253,171	$—	$—	$267,278
Inverse S&P 500® Strategy Fund	—	112	—	—	112
NASDAQ-100® Fund	262,234	91,850	—	—	354,084
Inverse NASDAQ-100® Strategy Fund	—	969	—	—	969
S&P 500® 2x Strategy Fund	—	401,074	—	—	401,074
NASDAQ-100® 2x Strategy Fund	197,293	1,115,189	—	—	1,312,482
Mid-Cap 1.5x Strategy Fund	—	42,863	—	—	42,863
Inverse Mid-Cap Strategy Fund	—	56	—	—	56
Russell 2000® 2x Strategy Fund	3,471	234,162	—	—	237,633
Russell 2000® 1.5x Strategy Fund	18,505	51,652	—	—	70,157
Dow 2x Strategy Fund	53	103,960	—	—	104,013
Government Long Bond 1.2x Strategy Fund	—	—	273,775	—	273,775
High Yield Strategy Fund	—	—	160,861	296,674	457,535

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2023
Inverse S&P 500® Strategy Fund	$14,108	$5,051	$—	$—	$19,159
Inverse NASDAQ-100® Strategy Fund	—	6,158	—	—	6,158
S&P 500® 2x Strategy Fund	21	—	—	—	21
Mid-Cap 1.5x Strategy Fund	—	376	—	—	376
Inverse Mid-Cap Strategy Fund	—	1,046	—	—	1,046
Inverse Russell 2000® Strategy Fund	—	6,711	—	—	6,711
Inverse Dow 2x Strategy Fund	—	17,744	—	—	17,744
Inverse Government Long Bond Strategy Fund	—	—	27,329	—	27,329

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Funds’ Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Credit/equity swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$484,775	$2,016,197	$–	$–	$2,500,972
Inverse S&P 500® Strategy Fund	119,198	(555,304)	–	–	(436,106)
NASDAQ-100® Fund	2,526,898	5,781,563	–	–	8,308,461
Inverse NASDAQ-100® Strategy Fund	–	(1,398,216)	–	–	(1,398,216)
S&P 500® 2x Strategy Fund	1,490,995	3,543,585	—	—	5,034,580
NASDAQ-100® 2x Strategy Fund	2,058,530	27,297,164	—	—	29,355,694
Mid-Cap 1.5x Strategy Fund	(35,530)	166,872	—	—	131,342
Inverse Mid-Cap Strategy Fund	—	(30,161)	—	—	(30,161)
Russell 2000® 2x Strategy Fund	15,645	543,634	—	—	559,279
Russell 2000® 1.5x Strategy Fund	84,347	140,501	—	—	224,848
Inverse Russell 2000® Strategy Fund	1,084	(225,129)	—	—	(224,045)
Dow 2x Strategy Fund	738	1,174,122	—	—	1,174,860
Inverse Dow 2x Strategy Fund	(11,596)	(333,918)	—	—	(345,514)
Government Long Bond 1.2x Strategy Fund	—	—	(738,058)	—	(738,058)
Inverse Government Long Bond Strategy Fund	—	—	4,080	—	4,080
High Yield Strategy Fund	—	—	(214,652)	390,869	176,217

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$63,170	$653,769	$—	$—	$716,939
Inverse S&P 500® Strategy Fund	(63,177)	(137,992)	—	—	(201,169)
NASDAQ-100® Fund	1,025,100	1,004,947	—	—	2,030,047
Inverse NASDAQ-100® Strategy Fund	—	(272,087)	—	—	(272,087)
S&P 500® 2x Strategy Fund	20,355	673,237	—	—	693,592
NASDAQ-100® 2x Strategy Fund	927,697	2,809,401	—	—	3,737,098
Mid-Cap 1.5x Strategy Fund	—	146,360	—	—	146,360
Inverse Mid-Cap Strategy Fund	—	(6,945)	—	—	(6,945)
Russell 2000® 2x Strategy Fund	12,961	302,418	—	—	315,379
Russell 2000® 1.5x Strategy Fund	40,534	179,123	—	—	219,657
Inverse Russell 2000® Strategy Fund	—	(85,324)	—	—	(85,324)
Dow 2x Strategy Fund	18,954	281,578	—	—	300,532
Inverse Dow 2x Strategy Fund	—	(87,974)	—	—	(87,974)
Government Long Bond 1.2x Strategy Fund	—	—	508,306	—	508,306
Inverse Government Long Bond Strategy Fund	—	—	(50,825)	—	(50,825)
High Yield Strategy Fund	—	—	167,887	167,909	335,796

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

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Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity agreements	$253,171	$—	253,171	$—	$(219,861)	$33,310
Inverse S&P 500® Strategy Fund	Swap equity agreements	112	—	112	—	—	112
NASDAQ-100® Fund	Swap equity agreements	91,850	—	91,850	—	(50,000)	41,850
Inverse NASDAQ-100® Strategy Fund	Swap equity agreements	969	—	969	—	—	969
S&P 500® 2x Strategy Fund	Swap equity agreements	401,074	—	401,074	—	(397,676)	3,398
NASDAQ-100® 2x Strategy Fund	Swap equity agreements	1,115,189	—	1,115,189	—	(1,038,383)	76,806
Mid-Cap 1.5x Strategy Fund	Swap equity agreements	42,863	—	42,863	—	(40,039)	2,824
Inverse Mid-Cap Strategy Fund	Swap equity agreements	56	—	56	—	—	56
Russell 2000® 2x Strategy Fund	Swap equity agreements	234,162	—	234,162	—	(184,404)	49,758
Russell 2000® 1.5x Strategy Fund	Swap equity agreements	51,652	—	51,652	—	(40,743)	10,909
Dow 2x Strategy Fund	Swap equity agreements	103,960	—	103,960	—	—	103,960
High Yield Strategy Fund	Swap index agreements	428	—	428	—	—	428

THE RYDEX FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity agreements	$5,051	$—	$5,051	$(5,051)	$—	$—
Inverse NASDAQ-100® Strategy Fund	Swap equity agreements	6,158	—	6,158	(5,984)	(174)	—
Mid-Cap 1.5x Strategy Fund	Swap equity agreements	376	—	376	—	(376)	—
Inverse Mid-Cap Strategy Fund	Swap equity agreements	1,046	—	1,046	(1,046)	—	—
Inverse Russell 2000® Strategy Fund	Swap equity agreements	6,711	—	6,711	(6,078)	(633)	—
Inverse Dow 2x Strategy Fund	Swap equity agreements	17,744	—	17,744	(14,990)	(2,754)	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total Return Swap Agreements	$85,097	$—
	Goldman Sachs International	Total Return Swap Agreements	—	260,000
			85,097	260,000
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total Return Swap Agreements	33,000	—
	Goldman Sachs International	Futures Contracts	1,745	—
			34,745	—
NASDAQ-100® Fund	Barclays Bank plc	Total Return Swap Agreements	83,000	—
	Goldman Sachs International	Futures Contracts	20,661	—
	Goldman Sachs International	Total Return Swap Agreements	—	50,000
			103,661	50,000
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total Return Swap Agreements	18,000	—
S&P 500® 2x Strategy Fund	BNP Paribas	Total Return Swap Agreements	—	280,000
	Goldman Sachs International	Total Return Swap Agreements	—	350,000
			—	630,000
NASDAQ-100® 2x Strategy Fund	BNP Paribas	Total Return Swap Agreements	—	90,000
	Goldman Sachs International	Total Return Swap Agreements	—	1,390,000
			—	1,480,000
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap Agreements	28,000	—
	Goldman Sachs International	Total Return Swap Agreements	—	110,000
			28,000	110,000
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total Return Swap Agreements	10,000	—
Russell 2000® 2x Strategy Fund	Goldman Sachs International	Futures Contracts	41,244	—
	Goldman Sachs International	Total Return Swap Agreements	—	360,000
			41,244	360,000
Russell 2000® 1.5x Strategy Fund	Goldman Sachs International	Futures Contracts	1,704	—
	Goldman Sachs International	Total Return Swap Agreements	—	120,000
			1,704	120,000

174 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total Return Swap Agreements	$30,000	$—
Inverse Dow 2x Strategy Fund	Barclays Bank plc	Total Return Swap Agreements	37,000	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures Contracts	95,500	—
High Yield Strategy Fund	Barclays Bank plc	Credit Default Swap Agreements	480,470	—
	BNP Paribas	Total Return Swap Agreements	2,312	—
	Goldman Sachs International	Futures Contracts	2,272	—
			485,054	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

THE RYDEX FUNDS ANNUAL REPORT | 175

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$4,927
Inverse S&P 500® Strategy Fund	1,096
NASDAQ-100® Fund	24,118
Inverse NASDAQ-100® Strategy Fund	555
Mid-Cap 1.5x Strategy Fund	389
Inverse Mid-Cap Strategy Fund	76
Russell 2000® 1.5x Strategy Fund	1,032
Inverse Russell 2000® Strategy Fund	164
Government Long Bond 1.2x Strategy Fund	1,094
Inverse Government Long Bond Strategy Fund	1,254
High Yield Strategy Fund	1,394

176 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Effective June 1, 2021, GI has contractually agreed to waive and/or reimburse expenses for the Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund and Inverse Government Long Bond Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Funds of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100 Fund, Inverse NASDAQ-100 Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 2x Strategy Fund, Russell 2000 1.5x Fund, Inverse Russell 2000 Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund and High Yield Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At December 31, 2023, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	25%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 177

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Strip
5.35%			0.00%
Due 01/02/24	$31,762,520	$31,776,681	Due 11/15/26	$36,401,131	$32,397,771

J.P. Morgan Securities LLC			U.S. Treasury Note
5.33%			0.50%
Due 01/02/24	39,413,155	39,430,661	Due 05/31/27	45,123,100	40,201,441

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
NASDAQ-100® Fund	$307,487	$(307,487)	$—	$322,836	$—	$322,836
NASDAQ-100® 2x Strategy Fund	287,621	(287,621)	—	301,978	—	301,978
Mid-Cap 1.5x Strategy Fund	2,833	(2,833)	—	3,054	—	3,054
Russell 2000® 2x Strategy Fund	139,654	(139,654)	—	146,242	—	146,242
Russell 2000® 1.5x Strategy Fund	286,719	(286,719)	—	300,341	—	300,341

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

178 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Inverse S&P 500® Strategy Fund	$45,498	$—	$45,498
Inverse NASDAQ-100® Strategy Fund	9,114	—	9,114
S&P 500® 2x Strategy Fund	22,232	—	22,232
Inverse Mid-Cap Strategy Fund	747	—	747
Russell 2000® 2x Strategy Fund	8,798	—	8,798
Dow 2x Strategy Fund	34,622	—	34,622
Inverse Dow 2x Strategy Fund	4,186	—	4,186
Government Long Bond 1.2x Strategy Fund	247,608	—	247,608
High Yield Strategy Fund	188,051	—	188,051
U.S. Government Money Market Fund	2,055,214	—	2,055,214

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$3,401,154	$—	$3,401,154
NASDAQ-100® Fund	2,858,771	—	2,858,771
S&P 500® 2x Strategy Fund	3,768,617	—	3,768,617
NASDAQ-100® 2x Strategy Fund	10,383,440	—	10,383,440
Mid-Cap 1.5x Strategy Fund	281,786	—	281,786
Dow 2x Strategy Fund	577,032	—	577,032
Government Long Bond 1.2x Strategy Fund	153,140	—	153,140
High Yield Strategy Fund	58,130	—	58,130
U.S. Government Money Market Fund	495,519	—	495,519

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Nova Fund	$—	$—	$4,247,993	$(8,708,299)	$(40)	$(4,460,346)
Inverse S&P 500® Strategy Fund	193,469	—	(9,073)	(19,427,764)	—	(19,243,368)
NASDAQ-100® Fund	499,809	2,364,693	37,516,110	—	—	40,380,612
Inverse NASDAQ-100® Strategy Fund	91,254	—	(9,708)	(9,584,678)	—	(9,503,132)
S&P 500® 2x Strategy Fund	184,499	—	3,089,677	(23,991,980)	(53)	(20,717,857)
NASDAQ-100® 2x Strategy Fund	—	—	8,706,264	(793,423)	—	7,912,841
Mid-Cap 1.5x Strategy Fund	25,456	—	549,515	(443,850)	59	131,180
Inverse Mid-Cap Strategy Fund	6,469	—	(1,076)	(2,036,763)	—	(2,031,370)
Russell 2000® 2x Strategy Fund	306,807	5,284	199,512	—	—	511,603
Russell 2000® 1.5x Strategy Fund	44,495	—	(181,936)	(1,007,908)	58	(1,145,291)
Inverse Russell 2000® Strategy Fund	37,982	—	(6,701)	(8,365,065)	—	(8,333,784)
Dow 2x Strategy Fund	96,119	—	2,109,383	(1,346,619)	—	858,883
Inverse Dow 2x Strategy Fund	58,940	—	(17,711)	(23,959,370)	—	(23,918,141)
Government Long Bond 1.2x Strategy Fund	2	—	310,433	(21,948,482)	—	(21,638,047)
Inverse Government Long Bond Strategy Fund	143,890	—	(182,285)	(6,087,467)	—	(6,125,862)
High Yield Strategy Fund	386,203	—	267,272	(861,631)	—	(208,156)
U.S. Government Money Market Fund	218	10,158	—	—	—	10,376

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(7,434,504)	$(1,273,795)	$(8,708,299)
Inverse S&P 500® Strategy Fund	(17,594,539)	(1,833,225)	(19,427,764)
Inverse NASDAQ-100® Strategy Fund	(8,740,247)	(844,431)	(9,584,678)
S&P 500® 2x Strategy Fund	(22,806,761)	(1,185,219)	(23,991,980)
NASDAQ-100® 2x Strategy Fund	(793,423)	—	(793,423)
Mid-Cap 1.5x Strategy Fund	(308,325)	(135,525)	(443,850)
Inverse Mid-Cap Strategy Fund	(1,907,596)	(129,167)	(2,036,763)
Russell 2000® 1.5x Strategy Fund	(872,092)	(135,816)	(1,007,908)
Inverse Russell 2000® Strategy Fund	(7,506,556)	(858,509)	(8,365,065)
Dow 2x Strategy Fund	(932,902)	(413,717)	(1,346,619)
Inverse Dow 2x Strategy Fund	(21,722,933)	(2,236,437)	(23,959,370)
Government Long Bond 1.2x Strategy Fund	(17,545,167)	(4,403,315)	(21,948,482)
Inverse Government Long Bond Strategy Fund	(4,164,205)	(1,923,262)	(6,087,467)
High Yield Strategy Fund	(544,873)	(316,758)	(861,631)

180 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Nova Fund	$3,894,619
NASDAQ-100® Fund	10,819,130
S&P 500® 2x Strategy Fund	1,059,358
NASDAQ-100® 2x Strategy Fund	34,029,832
Mid-Cap 1.5x Strategy Fund	47,774
Russell 2000® 2x Strategy Fund	372,917
Russell 2000® 1.5x Strategy Fund	247,210
Dow 2x Strategy Fund	942,904
High Yield Strategy Fund	138,034

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swap agreements, losses deferred due to wash sales, distributions in connection with redemption of fund shares, the “mark-to-market” of certain derivatives, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$(360,027)	$360,027
NASDAQ-100® Fund	16,438	(16,438)
S&P 500® 2x Strategy Fund	(41)	41
NASDAQ-100® 2x Strategy Fund	(227,573)	227,573
Mid-Cap 1.5x Strategy Fund	(3,647)	3,647
Russell 2000® 2x Strategy Fund	12,192	(12,192)
Russell 2000® 1.5x Strategy Fund	(2,628)	2,628

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$32,575,161	$4,269,621	$(21,628)	$4,247,993
Inverse S&P 500® Strategy Fund	1,145,370	124	(9,197)	(9,073)
NASDAQ-100® Fund	80,771,002	37,715,515	(199,405)	37,516,110
Inverse NASDAQ-100® Strategy Fund	1,323,223	981	(10,689)	(9,708)
S&P 500® 2x Strategy Fund	31,851,345	3,153,984	(64,307)	3,089,677
NASDAQ-100® 2x Strategy Fund	116,527,695	8,750,130	(43,866)	8,706,264
Mid-Cap 1.5x Strategy Fund	3,897,765	701,605	(152,090)	549,515
Inverse Mid-Cap Strategy Fund	121,393	—	(1,076)	(1,076)
Russell 2000® 2x Strategy Fund	12,625,640	234,367	(34,855)	199,512
Russell 2000® 1.5x Strategy Fund	5,156,243	258,097	(440,033)	(181,936)
Inverse Russell 2000® Strategy Fund	627,054	10	(6,711)	(6,701)
Dow 2x Strategy Fund	16,044,175	2,109,383	—	2,109,383
Inverse Dow 2x Strategy Fund	1,120,687	33	(17,744)	(17,711)
Government Long Bond 1.2x Strategy Fund	7,230,603	312,126	(1,693)	310,433
Inverse Government Long Bond Strategy Fund	2,176,860	2	(182,287)	(182,285)

THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
High Yield Strategy Fund	$8,102,225	$299,504	$(32,232)	$267,272
U.S. Government Money Market Fund	40,729,951	—	—	—

Note 9 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$126,454,629	$112,646,068
Inverse S&P 500® Strategy Fund	—	520,000
NASDAQ-100® Fund	169,732,444	147,213,987
Inverse NASDAQ-100® Strategy Fund	—	125,000
S&P 500® 2x Strategy Fund	96,274,401	84,149,069
NASDAQ-100® 2x Strategy Fund	460,209,695	413,641,716
Mid-Cap 1.5x Strategy Fund	567,670	1,021,415
Inverse Mid-Cap Strategy Fund	—	8,000
Russell 2000® 2x Strategy Fund	—	26
Russell 2000® 1.5x Strategy Fund	139,751	249,449
Inverse Russell 2000® Strategy Fund	—	—
Dow 2x Strategy Fund	37,201,582	32,693,736
Inverse Dow 2x Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	—
Inverse Government Long Bond Strategy Fund	—	150,000
High Yield Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$79,770,078	$79,247,156
Inverse Government Long Bond Strategy Fund	35,838,016	33,903,047

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2023, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$27,247,309	$35,831,560	$(187,953)
NASDAQ-100® Fund	109,636,553	72,437,702	(627,913)
S&P 500® 2x Strategy Fund	49,840,788	42,228,055	(336,636)
NASDAQ-100® 2x Strategy Fund	240,114,628	202,034,875	347,611
Mid-Cap 1.5x Strategy Fund	5,477	543,944	7,976
Dow 2x Strategy Fund	13,518,287	13,338,118	(37,394)

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.15% for the year ended December 31, 2023. On December 31, 2023, the Inverse Mid-Cap Strategy Fund borrowed $1,000 under this agreement. The remaining Funds did not have any borrowings outstanding under this agreement at December 31, 2023.

The average daily balances borrowed for the year ended December 31, 2023, were as follows:

Fund	Average Daily Balance
Nova Fund	$992
Inverse S&P 500® Strategy Fund	1,274
NASDAQ-100® Fund	2,301
Inverse NASDAQ-100® Strategy Fund	52
S&P 500® 2x Strategy Fund	2,540
NASDAQ-100® 2x Strategy Fund	17,759
Inverse Mid-Cap Strategy Fund	11
Russell 2000® 1.5x Strategy Fund	96
Dow 2x Strategy Fund	1,444
Government Long Bond 1.2x Strategy Fund	329

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 183

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

184 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® 2x Strategy Fund	100.00%
Russell 2000® 2x Strategy Fund	54.47%
Dow 2x Strategy Fund	100.00%
High Yield Strategy Fund	5.00%

With respect to the taxable year ended December 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
NASDAQ-100® Fund	$—	$22,046
Russell 2000® 2x Strategy Fund	—	12,192

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

THE RYDEX FUNDS ANNUAL REPORT | 185

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

186 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 187

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1)(2023-present); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

188 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 189

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

190 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 191

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

192 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2023

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-ANN-2-1223x1224

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	76
NOTES TO FINANCIAL STATEMENTS	83
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	96
OTHER INFORMATION	97
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	99
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	105

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (each, a “Fund” and collectively, the “Funds”). This report covers the performance for the annual period ended December 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund are very different from most mutual funds in that they seek to provide leveraged or leveraged inverse investment results and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. The Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund seek to provide such investment results on a daily basis. The Weakening Dollar 2x Strategy Fund pursues an investment goal which is inverse to 200% of the performance of its underlying index, a result opposite of most other mutual funds. Investors should note that the pursuit of such leveraged and leveraged inverse investment goals has the following implications: ● The Funds are riskier than alternatives that do not use leverage because the performance of an investment in a Fund is magnified. ● The effect of leverage on a Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (e.g., 200% of the performance of its underlying index) over a period of time greater than one day. This means that the return of a Fund for a period of longer than a

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December 31, 2023

single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially during periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of a Fund’s stated investment goal (e.g., 2x) and the cumulative performance of the Fund’s benchmark.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) for the Weakening Dollar 2x Strategy Fund, understand the risks of shorting, and (d) intend to actively manage and monitor their investments. Investors who do not understand the Funds or do not actively manage and monitor their investments should not buy shares of the Funds.

The Strengthening Dollar 2x Strategy Fund seeks daily exposure to its underlying index equal to 200% of its net assets while the Weakening Dollar 2x Strategy Fund seeks daily exposure to its underlying index equal to -200% of its net assets. As a consequence, for each Fund the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of the Strengthening Dollar 2x Strategy Fund and a gain in the value of the underlying index of the Weakening Dollar 2x Strategy Fund). In short, the risk of total loss of your investment exists.

The Europe 1.25x Strategy Fund and the Japan 2x Strategy Fund do not seek to provide investment results on a daily basis that match the performance of a specific benchmark, but rather seek to provide investment results that correlate to the performance of a specific benchmark over time. However, similar to the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund discussed above, each of the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund seeks exposure to its underlying index equal to 125% and 200% of its net assets, respectively. As a consequence, for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of the Fund). In short, the risk of total loss of your investment exists.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Pure Style Funds are subject to a number of risks and may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objectives and may decrease the Fund’s performance. ● Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ●Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● See the prospectus for more information on these and additional risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives, such as futures and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives, such as futures and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23% from 5.03% in the fourth quarter, while the 10-year Treasury yield dropped to 3.88% from 4.59%, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44% of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

ICE U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these Funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a Fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a Fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.68%	5.55%	$ 1,000.00	$ 1,055.50	$ 8.70
S&P 500® Pure Value Fund	1.68%	6.37%	1,000.00	1,063.70	8.74
S&P MidCap 400® Pure Growth Fund	1.68%	5.42%	1,000.00	1,054.20	8.70
S&P MidCap 400® Pure Value Fund	1.68%	12.31%	1,000.00	1,123.10	8.99
S&P SmallCap 600® Pure Growth Fund	1.68%	7.55%	1,000.00	1,075.50	8.79
S&P SmallCap 600® Pure Value Fund	1.68%	14.66%	1,000.00	1,146.60	9.09
Europe 1.25x Strategy Fund	1.78%	3.18%	1,000.00	1,031.80	9.12
Japan 2x Strategy Fund	1.68%	(0.29%)	1,000.00	997.10	8.46
Strengthening Dollar 2x Strategy Fund	1.95%	(0.19%)	1,000.00	998.10	9.82
Weakening Dollar 2x Strategy Fund	1.94%	2.49%	1,000.00	1,024.90	9.90

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.68%	5.00%	$ 1,000.00	$ 1,016.74	$ 8.54
S&P 500® Pure Value Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P MidCap 400® Pure Growth Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P MidCap 400® Pure Value Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P SmallCap 600® Pure Growth Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P SmallCap 600® Pure Value Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Europe 1.25x Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Japan 2x Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Strengthening Dollar 2x Strategy Fund	1.95%	5.00%	1,000.00	1,015.38	9.91
Weakening Dollar 2x Strategy Fund	1.94%	5.00%	1,000.00	1,015.43	9.86

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Growth Fund returned 6.47%, compared with a return of 8.22% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Industrials, and Financials. The sectors detracting the most from the return of the underlying index were Health Care and Consumer Staples.

Lam Research Corp., Vertex Pharmaceuticals, Inc., and KLA Corp. added the most to return of the underlying index for the Reporting Period. Enphase Energy, Inc., Moderna, Inc., and SolarEdge Technologies, Inc. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
Royal Caribbean Cruises Ltd.	2.9%
Monolithic Power Systems, Inc.	2.6%
Booking Holdings, Inc.	2.6%
Arista Networks, Inc.	2.6%
NVIDIA Corp.	2.6%
Uber Technologies, Inc.	2.5%
Builders FirstSource, Inc.	2.4%
Celanese Corp. — Class A	2.4%
Advanced Micro Devices, Inc.	2.3%
PulteGroup, Inc.	2.3%
Top Ten Total	25.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	6.47%	9.42%	7.94%
S&P 500 Pure Growth Index	8.22%	11.32%	9.77%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Technology - 30.2%
Monolithic Power Systems, Inc.	934	$589,149
NVIDIA Corp.	1,158	573,465
Advanced Micro Devices, Inc.*	3,530	520,357
KLA Corp.	861	500,499
ServiceNow, Inc.*	632	446,502
Intuit, Inc.	634	396,269
Applied Materials, Inc.	2,369	383,944
Lam Research Corp.	424	332,102
Cadence Design Systems, Inc.*	1,195	325,482
Broadcom, Inc.	285	318,131
Adobe, Inc.*	531	316,794
Fortinet, Inc.*	5,026	294,172
Microsoft Corp.	780	293,311
Salesforce, Inc.*	1,093	287,612
Synopsys, Inc.*	522	268,783
Oracle Corp.	2,518	265,473
Tyler Technologies, Inc.*	584	244,182
Fair Isaac Corp.*	198	230,474
Apple, Inc.	1,017	195,803
Total Technology		6,782,504

Consumer, Cyclical - 26.7%
Royal Caribbean Cruises Ltd.*	5,047	653,536
PulteGroup, Inc.	4,996	515,687
Live Nation Entertainment, Inc.*	5,397	505,159
DR Horton, Inc.	3,316	503,966
Marriott International, Inc. — Class A	2,194	494,769
Tesla, Inc.*	1,819	451,985
Hilton Worldwide Holdings, Inc.	2,388	434,831
Lululemon Athletica, Inc.*	842	430,506
Copart, Inc.*	7,953	389,697
Norwegian Cruise Line Holdings Ltd.*	18,133	363,385
Chipotle Mexican Grill, Inc. — Class A*	150	343,044
NVR, Inc.*	47	329,021
Wynn Resorts Ltd.	3,260	297,018
Ross Stores, Inc.	1,970	272,629
Total Consumer, Cyclical		5,985,233

Communications - 17.9%
Booking Holdings, Inc.*	165	585,291
Arista Networks, Inc.*	2,476	583,123
Uber Technologies, Inc.*	9,208	566,937
Palo Alto Networks, Inc.*	1,536	452,936
Meta Platforms, Inc. — Class A*	1,213	429,353
Expedia Group, Inc.*	2,748	417,119
Amazon.com, Inc.*	2,058	312,692
Netflix, Inc.*	509	247,822
Alphabet, Inc. — Class A*	1,630	227,695
Alphabet, Inc. — Class C*	1,373	193,497
Total Communications		4,016,465

Industrial - 7.6%
Builders FirstSource, Inc.*	3,260	544,225
Axon Enterprise, Inc.*	1,295	334,537
Fortive Corp.	4,513	332,292
Old Dominion Freight Line, Inc.	702	284,542
TransDigm Group, Inc.	204	206,366
Total Industrial		1,701,962

Energy - 6.8%
Targa Resources Corp.	4,909	426,445
APA Corp.	11,797	423,276
Diamondback Energy, Inc.	2,452	380,256
Hess Corp.	2,147	309,512
Total Energy		1,539,489

Consumer, Non-cyclical - 6.2%
United Rentals, Inc.	703	403,114
FleetCor Technologies, Inc.*	1,040	293,914
West Pharmaceutical Services, Inc.	740	260,569
Eli Lilly & Co.	392	228,505
Gartner, Inc.*	460	207,511
Total Consumer, Non-cyclical		1,393,613

Basic Materials - 2.4%
Celanese Corp. — Class A	3,419	531,210

Financial - 1.7%
Arch Capital Group Ltd.*	5,059	375,732

Total Common Stocks
(Cost $20,086,454)		22,326,208

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.9%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$110,986	$110,986
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	89,442	89,442
Total Repurchase Agreements
(Cost $200,428)		200,428

Total Investments - 100.4%
(Cost $20,286,882)		$22,526,636
Other Assets & Liabilities, net - (0.4)%		(81,845)
Total Net Assets - 100.0%		$22,444,791

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,326,208	$—	$—	$22,326,208
Repurchase Agreements	—	200,428	—	200,428
Total Assets	$22,326,208	$200,428	$—	$22,526,636

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $20,086,454)	$22,326,208
Repurchase agreements, at value (cost $200,428)	200,428
Receivables:
Dividends	5,350
Interest	89
Fund shares sold	51
Total assets	22,532,126

Liabilities:
Payable for:
Professional fees	40,193
Management fees	13,911
Printing fees	7,775
Transfer agent fees	7,140
Investor service fees	4,637
Portfolio accounting and administration fees	1,947
Fund shares redeemed	1,914
Trustees’ fees*	275
Miscellaneous	9,543
Total liabilities	87,335
Net assets	$22,444,791

Net assets consist of:
Paid in capital	$20,293,064
Total distributable earnings (loss)	2,151,727
Net assets	$22,444,791
Capital shares outstanding	506,763
Net asset value per share	$44.29

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$410,603
Interest	8,965
Total investment income	419,568

Expenses:
Management fees	179,666
Transfer agent fees	61,302
Investor service fees	59,888
Professional fees	40,536
Portfolio accounting and administration fees	37,130
Trustees’ fees*	4,566
Custodian fees	3,635
Line of credit fees	103
Miscellaneous	22,621
Total expenses	409,447
Less:
Expenses reimbursed by Adviser	(4,976)
Net expenses	404,471
Net investment income	15,097

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	719,577
Net realized gain	719,577
Net change in unrealized appreciation (depreciation) on:
Investments	334,743
Net change in unrealized appreciation (depreciation)	334,743
Net realized and unrealized gain	1,054,320
Net increase in net assets resulting from operations	$1,069,417

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,097	$(158,444)
Net realized gain on investments	719,577	42,455
Net change in unrealized appreciation (depreciation) on investments	334,743	(12,614,960)
Net increase (decrease) in net assets resulting from operations	1,069,417	(12,730,949)

Distributions to shareholders	—	(4,366,989)

Capital share transactions:
Proceeds from sale of shares	32,175,733	26,915,792
Distributions reinvested	—	4,366,989
Cost of shares redeemed	(34,207,558)	(43,394,495)
Net decrease from capital share transactions	(2,031,825)	(12,111,714)
Net decrease in net assets	(962,408)	(29,209,652)

Net assets:
Beginning of year	23,407,199	52,616,851
End of year	$22,444,791	$23,407,199

Capital share activity:
Shares sold	767,091	550,024
Shares issued from reinvestment of distributions	—	100,023
Shares redeemed	(822,996)	(838,068)
Net decrease in shares	(55,905)	(188,021)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$41.60	$70.09	$55.17	$54.49	$43.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.27)	(.84)	(.48)	(.22)
Net gain (loss) on investments (realized and unrealized)	2.66	(19.18)	16.03	13.22	11.87
Total from investment operations	2.69	(19.45)	15.19	12.74	11.65
Less distributions from:
Net realized gains	—	(9.04)	(.27)	(12.06)	(1.13)
Total distributions	—	(9.04)	(.27)	(12.06)	(1.13)
Net asset value, end of period	$44.29	$41.60	$70.09	$55.17	$54.49

Total Return[b]	6.47%	(28.35%)	27.59%	27.32%	26.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,445	$23,407	$52,617	$35,292	$42,057
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.53%)	(1.34%)	(0.94%)	(0.42%)
Total expenses	1.71%	1.67%	1.60%	1.73%	1.72%
Net expenses[c]	1.69%	1.67%	1.60%	1.73%	1.72%
Portfolio turnover rate	182%	139%	155%	159%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Value Fund returned 6.29%, compared with a return of 8.25% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Consumer Discretionary, Information Technology, and Materials. The sectors detracting the most from the return of the underlying index were Communication Services, Consumer Staples, and Utilities.

PulteGroup, Inc., Lennar Corp. - Class A, and Western Digital Corp. added the most to return of the underlying index for the Reporting Period. Lumen Technologies, Inc., DISH Network Corp.- Class A, and SVB Financial Group detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
General Motors Co.	3.3%
Berkshire Hathaway, Inc. — Class B	3.1%
Ford Motor Co.	2.7%
Paramount Global — Class B	2.6%
Walgreens Boots Alliance, Inc.	2.6%
CVS Health Corp.	2.3%
Viatris, Inc.	2.1%
Tyson Foods, Inc. — Class A	2.0%
Invesco Ltd.	2.0%
United Airlines Holdings, Inc.	2.0%
Top Ten Total	24.7%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	6.29%	8.61%	6.00%
S&P 500 Pure Value Index	8.25%	10.59%	7.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 30.3%
Berkshire Hathaway, Inc. — Class B*	1,681	$599,545
Invesco Ltd.	21,770	388,377
Citigroup, Inc.	6,742	346,808
Citizens Financial Group, Inc.	9,640	319,470
Truist Financial Corp.	6,260	231,119
Capital One Financial Corp.	1,737	227,756
Synchrony Financial	4,849	185,183
Loews Corp.	2,619	182,256
Prudential Financial, Inc.	1,756	182,115
M&T Bank Corp.	1,304	178,752
Franklin Resources, Inc.	5,914	176,178
American International Group, Inc.	2,563	173,643
Bank of America Corp.	5,062	170,438
Wells Fargo & Co.	3,348	164,789
Zions Bancorp North America	3,648	160,038
State Street Corp.	2,010	155,695
Huntington Bancshares, Inc.	12,026	152,971
KeyCorp	10,354	149,098
Bank of New York Mellon Corp.	2,858	148,759
Regions Financial Corp.	7,643	148,121
Comerica, Inc.	2,325	129,758
Goldman Sachs Group, Inc.	311	119,974
MetLife, Inc.	1,760	116,389
Assurant, Inc.	655	110,361
PNC Financial Services Group, Inc.	701	108,550
Hartford Financial Services Group, Inc.	1,342	107,870
Fifth Third Bancorp	3,074	106,022
Alexandria Real Estate Equities, Inc. REIT	833	105,599
Everest Group Ltd.	288	101,831
U.S. Bancorp	2,341	101,318
Principal Financial Group, Inc.	1,215	95,584
Cincinnati Financial Corp.	870	90,010
Allstate Corp.	622	87,068
Travelers Companies, Inc.	446	84,959
Total Financial		5,906,404

Consumer, Non-cyclical - 24.1%
CVS Health Corp.	5,574	440,123
Viatris, Inc.	38,520	417,172
Tyson Foods, Inc. — Class A	7,360	395,600
Bunge Global S.A.	3,614	364,833
Centene Corp.*	4,683	347,526
Kroger Co.	6,795	310,599
Cigna Group	826	247,346
Archer-Daniels-Midland Co.	3,395	245,187
Cencora, Inc. — Class A	1,179	242,143
McKesson Corp.	523	242,138
Cardinal Health, Inc.	2,167	218,433
Kraft Heinz Co.	5,295	195,809
Universal Health Services, Inc. — Class B	1,178	179,574
Molson Coors Beverage Co. — Class B	2,787	170,592
Conagra Brands, Inc.	3,713	106,415
Henry Schein, Inc.*	1,370	103,723
Bio-Rad Laboratories, Inc. — Class A*	310	100,096
Sysco Corp.	1,347	98,506
Elevance Health, Inc.	205	96,670
Corteva, Inc.	1,870	89,611
Humana, Inc.	190	86,984
Total Consumer, Non-cyclical		4,699,080

Consumer, Cyclical - 19.6%
General Motors Co.	17,993	646,309
Ford Motor Co.	43,195	526,547
Walgreens Boots Alliance, Inc.	19,285	503,531
United Airlines Holdings, Inc.*	9,313	384,255
CarMax, Inc.*	4,092	314,020
BorgWarner, Inc.	7,426	266,222
American Airlines Group, Inc.*	18,538	254,712
Best Buy Company, Inc.	2,722	213,078
Whirlpool Corp.	1,739	211,758
Southwest Airlines Co.	6,982	201,640
Target Corp.	728	103,682
VF Corp.	5,325	100,110
LKQ Corp.	2,024	96,727
Total Consumer, Cyclical		3,822,591

Communications - 6.8%
Paramount Global — Class B	34,354	508,096
Warner Bros Discovery, Inc.*	31,152	354,510
AT&T, Inc.	8,432	141,489
Verizon Communications, Inc.	2,840	107,068
Fox Corp. — Class A	2,747	81,503
News Corp. — Class A	3,038	74,583
Fox Corp. — Class B	1,469	40,618
News Corp. — Class B	912	23,456
Total Communications		1,331,323

Basic Materials - 5.0%
Mosaic Co.	6,211	221,919
International Paper Co.	5,483	198,210
International Flavors & Fragrances, Inc.	1,522	123,236
Dow, Inc.	2,145	117,632
Albemarle Corp.	785	113,417
LyondellBasell Industries N.V. — Class A	1,043	99,169
Eastman Chemical Co.	1,070	96,107
Total Basic Materials		969,690

Energy - 4.8%
Valero Energy Corp.	2,650	344,500
Phillips 66	2,264	301,429
Equities Corp.	2,946	113,892
Chevron Corp.	597	89,049
Kinder Morgan, Inc.	5,030	88,729
Total Energy		937,599

Industrial - 4.8%
Mohawk Industries, Inc.*	3,502	362,457
Westrock Co.	6,170	256,178
Stanley Black & Decker, Inc.	1,276	125,176
FedEx Corp.	366	92,587
CH Robinson Worldwide, Inc.	1,048	90,537
Total Industrial		926,935

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
S&P 500® PURE VALUE FUND

	Shares	Value
Utilities - 2.4%
NRG Energy, Inc.	3,212	$166,060
Evergy, Inc.	1,957	102,155
Eversource Energy	1,605	99,061
Pinnacle West Capital Corp.	1,290	92,674
Total Utilities		459,950

Technology - 1.7%
Hewlett Packard Enterprise Co.	14,122	239,791
HP, Inc.	2,923	87,953
Total Technology		327,744

Total Common Stocks
(Cost $16,143,850)		19,381,316

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$77,991	77,991
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	62,852	62,852
Total Repurchase Agreements
(Cost $140,843)		140,843

Total Investments - 100.2%
(Cost $16,284,693)		$19,522,159
Other Assets & Liabilities, net - (0.2)%		(47,802)
Total Net Assets - 100.0%		$19,474,357

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,381,316	$—	$—	$19,381,316
Repurchase Agreements	—	140,843	—	140,843
Total Assets	$19,381,316	$140,843	$—	$19,522,159

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $16,143,850)	$19,381,316
Repurchase agreements, at value (cost $140,843)	140,843
Receivables:
Fund shares sold	206,354
Dividends	22,212
Interest	63
Securities lending income	21
Total assets	19,750,809

Liabilities:
Payable for:
Securities purchased	202,154
Management fees	11,844
Transfer agent/maintenance fees	5,820
Investor service fees	3,948
Fund shares redeemed	2,399
Portfolio accounting/administration fees	1,658
Trustees’ fees*	231
Miscellaneous	48,398
Total liabilities	276,452
Net assets	$19,474,357

Net assets consist of:
Paid in capital	$19,319,489
Total distributable earnings (loss)	154,868
Net assets	$19,474,357
Capital shares outstanding	352,146
Net asset value per share	$55.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$631,836
Interest	7,429
Income from securities lending, net	222
Total investment income	639,487

Expenses:
Management fees	174,127
Investor service fees	58,042
Transfer agent fees	62,214
Professional fees	37,529
Portfolio accounting and administration fees	35,986
Trustees’ fees*	5,196
Custodian fees	3,607
Line of credit fees	68
Miscellaneous	18,977
Total expenses	395,746
Less:
Expenses reimbursed by Adviser	(3,950)
Net expenses	391,796
Net investment income	247,691

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	148,636
Net realized gain	148,636
Net change in unrealized appreciation (depreciation) on:
Investments	(126,761)
Net change in unrealized appreciation (depreciation)	(126,761)
Net realized and unrealized gain	21,875
Net increase in net assets resulting from operations	$269,566

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$247,691	$300,439
Net realized gain on investments	148,636	891,922
Net change in unrealized appreciation (depreciation) on investments	(126,761)	(4,314,470)
Net increase (decrease) in net assets resulting from operations	269,566	(3,122,109)

Distributions to shareholders	(296,989)	(3,237,052)

Capital share transactions:
Proceeds from sale of shares	17,519,101	100,597,592
Distributions reinvested	296,989	3,237,052
Cost of shares redeemed	(31,512,852)	(94,580,396)
Net increase (decrease) from capital share transactions	(13,696,762)	9,254,248
Net increase (decrease) in net assets	(13,724,185)	2,895,087

Net assets:
Beginning of year	33,198,542	30,303,455
End of year	$19,474,357	$33,198,542

Capital share activity:
Shares sold	328,298	1,671,246
Shares issued from reinvestment of distributions	5,535	62,916
Shares redeemed	(610,428)	(1,600,125)
Net increase (decrease) in shares	(276,595)	134,037

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$52.80	$61.26	$46.76	$58.01	$48.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.50	.50	.46	.59
Net gain (loss) on investments (realized and unrealized)	2.73	(2.25)	14.56	(7.59)	10.53
Total from investment operations	3.29	(1.75)	15.06	(7.13)	11.12
Less distributions from:
Net investment income	(.79)	(.57)	(.36)	(.85)	(.45)
Net realized gains	—	(6.14)	(.20)	(3.27)	(.68)
Total distributions	(.79)	(6.71)	(.56)	(4.12)	(1.13)
Net asset value, end of period	$55.30	$52.80	$61.26	$46.76	$58.01

Total Return[b]	6.29%	(2.55%)	32.32%	(10.56%)	23.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,474	$33,199	$30,303	$25,999	$32,731
Ratios to average net assets:
Net investment income (loss)	1.07%	0.86%	0.87%	1.08%	1.10%
Total expenses	1.70%	1.67%	1.59%	1.73%	1.72%
Net expenses[c]	1.69%	1.67%	1.59%	1.73%	1.72%
Portfolio turnover rate	88%	280%	184%	157%	144%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Growth Fund returned 14.67%, compared with a return of 16.67% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Materials. The only sector detracting from the return of the underlying index was Utilities.

Builders FirstSource, Inc., Celsius Holdings, Inc., and Simpson Manufacturing Company, Inc. added the most to return of the underlying index for the Reporting Period. Halozyme Therapeutics, Inc., Antero Resources Corp., and Valmont Industries, Inc. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
Southwestern Energy Co.	2.5%
CNX Resources Corp.	2.3%
Super Micro Computer, Inc.	2.2%
TopBuild Corp.	2.2%
Weatherford International plc	2.1%
Celsius Holdings, Inc.	2.1%
Permian Resources Corp.	1.9%
Rambus, Inc.	1.8%
Toll Brothers, Inc.	1.8%
Medpace Holdings, Inc.	1.7%
Top Ten Total	20.6%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	14.67%	8.44%	4.50%
S&P MidCap 400 Pure Growth Index	16.67%	10.24%	6.23%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Industrial - 24.0%
TopBuild Corp.*	529	$197,984
Simpson Manufacturing Company, Inc.	772	152,840
Comfort Systems USA, Inc.	691	142,118
Owens Corning	951	140,967
Clean Harbors, Inc.*	706	123,204
UFP Industries, Inc.	934	117,264
Eagle Materials, Inc.	575	116,633
Saia, Inc.*	248	108,678
nVent Electric plc	1,737	102,639
Universal Display Corp.	534	102,133
EMCOR Group, Inc.	466	100,390
Lennox International, Inc.	214	95,769
Chart Industries, Inc.*	691	94,204
Trex Company, Inc.*	1,125	93,139
Lincoln Electric Holdings, Inc.	410	89,159
Esab Corp.	980	84,888
RBC Bearings, Inc.*	292	83,188
Advanced Drainage Systems, Inc.	530	74,539
Crane Co.	566	66,867
Vontier Corp.	1,916	66,198
Total Industrial		2,152,801

Consumer, Cyclical - 21.9%
Toll Brothers, Inc.	1,579	162,305
Hyatt Hotels Corp. — Class A	1,180	153,884
Deckers Outdoor Corp.*	209	139,702
Murphy USA, Inc.	389	138,702
Wingstop, Inc.	531	136,244
Churchill Downs, Inc.	973	131,287
Floor & Decor Holdings, Inc. — Class A*	1,008	112,453
Skechers USA, Inc. — Class A*	1,681	104,793
Tempur Sealy International, Inc.	1,998	101,838
Five Below, Inc.*	438	93,364
Texas Roadhouse, Inc. — Class A	741	90,572
Casey’s General Stores, Inc.	311	85,444
Williams-Sonoma, Inc.	412	83,133
Watsco, Inc.	191	81,838
Crocs, Inc.*	873	81,547
Planet Fitness, Inc. — Class A*	1,095	79,935
FirstCash Holdings, Inc.	622	67,419
Light & Wonder, Inc. — Class A*	808	66,345
Boyd Gaming Corp.	902	56,474
Total Consumer, Cyclical		1,967,279

Energy - 17.0%
Southwestern Energy Co.*	33,817	221,502
CNX Resources Corp.*	10,521	210,420
Weatherford International plc*	1,912	187,051
Permian Resources Corp.	12,436	169,130
Valaris Ltd.*	2,091	143,380
Chord Energy Corp.	823	136,807
Range Resources Corp.	4,120	125,413
Ovintiv, Inc.	2,849	125,128
Civitas Resources, Inc.	1,693	115,767
Matador Resources Co.	1,620	92,113
Total Energy		1,526,711

Consumer, Non-cyclical - 15.5%
Celsius Holdings, Inc.*	3,372	183,841
Medpace Holdings, Inc.*	510	156,330
Lantheus Holdings, Inc.*	1,875	116,250
Exelixis, Inc.*	3,969	95,216
Arrowhead Pharmaceuticals, Inc.*	3,068	93,881
Grand Canyon Education, Inc.*	684	90,315
Coca-Cola Consolidated, Inc.	97	90,055
Progyny, Inc.*	2,370	88,117
Avis Budget Group, Inc.	497	88,098
Acadia Healthcare Company, Inc.*	1,034	80,404
Penumbra, Inc.*	311	78,229
Coty, Inc. — Class A*	5,248	65,180
Brink’s Co.	738	64,907
FTI Consulting, Inc.*	253	50,385
Halozyme Therapeutics, Inc.*	1,340	49,527
Total Consumer, Non-cyclical		1,390,735

Technology - 10.1%
Super Micro Computer, Inc.*	704	200,119
Rambus, Inc.*	2,380	162,435
Dynatrace, Inc.*	2,717	148,593
Onto Innovation, Inc.*	774	118,345
Qualys, Inc.*	579	113,646
Manhattan Associates, Inc.*	432	93,018
Dropbox, Inc. — Class A*	2,409	71,017
Total Technology		907,173

Basic Materials - 5.0%
Reliance Steel & Aluminum Co.	451	126,136
Valvoline, Inc.*	3,021	113,529
NewMarket Corp.	191	104,253
Westlake Corp.	732	102,451
Total Basic Materials		446,369

Financial - 3.9%
Park Hotels & Resorts, Inc. REIT	9,282	142,015
Kinsale Capital Group, Inc.	385	128,940
Primerica, Inc.	399	82,098
Total Financial		353,053

Utilities - 1.5%
Vistra Corp.	3,426	131,970

Communications - 0.6%
GoDaddy, Inc. — Class A*	552	58,600

Total Common Stocks
(Cost $7,877,750)		8,934,691

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 1.1%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$55,374	$55,374
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	44,626	44,626
Total Repurchase Agreements
(Cost $100,000)		100,000

Total Investments - 100.6%
(Cost $7,977,750)		$9,034,691
Other Assets & Liabilities, net - (0.6)%		(56,030)
Total Net Assets - 100.0%		$8,978,661

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,934,691	$—	$—	$8,934,691
Repurchase Agreements	—	100,000	—	100,000
Total Assets	$8,934,691	$100,000	$—	$9,034,691

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $7,877,750)	$8,934,691
Repurchase agreements, at value (cost $100,000)	100,000
Receivables:
Securities sold	45,284
Dividends	19,110
Interest	45
Securities lending income	5
Total assets	9,099,135

Liabilities:
Payable for:
Fund shares redeemed	85,709
Management fees	5,673
Transfer agent	2,809
Investor service fees	1,891
Portfolio accounting and administration fees	794
Trustees’ fees*	112
Miscellaneous	23,486
Total liabilities	120,474
Net assets	$8,978,661

Net assets consist of:
Paid in capital	$8,079,762
Total distributable earnings (loss)	898,899
Net assets	$8,978,661
Capital shares outstanding	272,941
Net asset value per share	$32.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$111,793
Interest	3,697
Income from securities lending, net	40
Total investment income	115,530

Expenses:
Management fees	74,411
Investor service fees	24,804
Transfer agent fees	25,798
Professional fees	20,598
Portfolio accounting and administration fees	15,378
Trustees’ fees*	2,030
Custodian fees	1,627
Line of credit fees	10
Miscellaneous	4,745
Total expenses	169,401
Less:
Expenses reimbursed by Adviser	(1,956)
Net expenses	167,445
Net investment loss	(51,915)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	711,051
Net realized gain	711,051
Net change in unrealized appreciation (depreciation) on:
Investments	343,457
Net change in unrealized appreciation (depreciation)	343,457
Net realized and unrealized gain	1,054,508
Net increase in net assets resulting from operations	$1,002,593

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(51,915)	$(59,644)
Net realized gain (loss) on investments	711,051	(498,943)
Net change in unrealized appreciation (depreciation) on investments	343,457	(2,568,310)
Net increase (decrease) in net assets resulting from operations	1,002,593	(3,126,897)

Distributions to shareholders	—	(1,815,529)

Capital share transactions:
Proceeds from sale of shares	15,193,565	17,135,147
Distributions reinvested	—	1,815,529
Cost of shares redeemed	(19,179,213)	(20,679,917)
Net decrease from capital share transactions	(3,985,648)	(1,729,241)
Net decrease in net assets	(2,983,055)	(6,671,667)

Net assets:
Beginning of year	11,961,716	18,633,383
End of year	$8,978,661	$11,961,716

Capital share activity:
Shares sold	486,679	551,564
Shares issued from reinvestment of distributions	—	63,748
Shares redeemed	(630,714)	(596,185)
Net increase (decrease) in shares	(144,035)	19,127

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$28.69	$46.84	$45.31	$36.17	$31.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.19)	(.59)	(.41)	(.27)
Net gain (loss) on investments (realized and unrealized)	4.37	(10.46)	6.04	11.04	5.10
Total from investment operations	4.21	(10.65)	5.45	10.63	4.83
Less distributions from:
Net realized gains	—	(7.50)	(3.92)	(1.49)	—
Total distributions	—	(7.50)	(3.92)	(1.49)	—
Net asset value, end of period	$32.90	$28.69	$46.84	$45.31	$36.17

Total Return[b]	14.67%	(22.62%)	12.21%	30.47%	15.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,979	$11,962	$18,633	$20,870	$12,738
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.55%)	(1.23%)	(1.13%)	(0.77%)
Total expenses	1.71%	1.67%	1.60%	1.72%	1.73%
Net expenses[c]	1.69%	1.67%	1.60%	1.72%	1.73%
Portfolio turnover rate	197%	227%	159%	204%	176%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Value Fund returned 27.83%, compared with a return of 30.43% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Consumer Discretionary, Information Technology, and Industrials. The only sectors detracting from the return of the underlying index were Utilities and Communication Services.

KB Home, XPO, Inc., and Unites States Steel Corp. added the most to return of the underlying index for the Reporting Period. Foot Locker, Inc., PacWest Bancorp, and Kohl’s Corp. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
Macy’s, Inc.	2.7%
United States Steel Corp.	2.7%
Hertz Global Holdings, Inc.	2.6%
PBF Energy, Inc. — Class A	2.6%
Avnet, Inc.	2.5%
Lithia Motors, Inc. — Class A	2.4%
TD SYNNEX Corp.	2.3%
Goodyear Tire & Rubber Co.	2.2%
Arrow Electronics, Inc.	2.1%
HF Sinclair Corp.	2.1%
Top Ten Total	24.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	27.83%	15.90%	8.80%
S&P MidCap 400 Pure Value Index	30.43%	18.08%	10.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 26.6%
Macy’s, Inc.	15,625	$314,375
Lithia Motors, Inc. — Class A	838	275,937
Goodyear Tire & Rubber Co.*	17,916	256,557
Adient plc*	6,357	231,141
AutoNation, Inc.*	1,257	188,776
Nordstrom, Inc.	10,090	186,161
WESCO International, Inc.	987	171,620
Taylor Morrison Home Corp. — Class A*	2,899	154,661
Lear Corp.	1,090	153,919
PVH Corp.	1,162	141,904
Penske Automotive Group, Inc.	832	133,544
Thor Industries, Inc.	1,087	128,538
Aramark	4,485	126,028
Penn Entertainment, Inc.*	4,750	123,595
Harley-Davidson, Inc.	2,802	103,226
Marriott Vacations Worldwide Corp.	1,005	85,314
Gap, Inc.	3,543	74,084
BJ’s Wholesale Club Holdings, Inc.*	852	56,794
Leggett & Platt, Inc.	2,119	55,454
Under Armour, Inc. — Class A*	5,229	45,963
Under Armour, Inc. — Class C*	5,409	45,165
Total Consumer, Cyclical		3,052,756

Financial - 21.4%
Jones Lang LaSalle, Inc.*	1,013	191,325
Unum Group	3,279	148,276
Medical Properties Trust, Inc. REIT[1]	30,191	148,238
Ally Financial, Inc.	4,015	140,204
New York Community Bancorp, Inc.	13,609	139,220
Associated Banc-Corp.	6,186	132,318
Valley National Bancorp	11,293	122,642
Kilroy Realty Corp. REIT	2,953	117,647
Cousins Properties, Inc. REIT	4,660	113,471
Jefferies Financial Group, Inc.	2,711	109,552
FNB Corp.	7,862	108,260
Kemper Corp.	2,209	107,512
Reinsurance Group of America, Inc. — Class A	646	104,510
First Horizon Corp.	5,956	84,337
Old National Bancorp	4,755	80,312
Prosperity Bancshares, Inc.	1,172	79,380
Texas Capital Bancshares, Inc.*	1,199	77,491
Healthcare Realty Trust, Inc. REIT	4,181	72,039
Janus Henderson Group plc	2,350	70,852
Webster Financial Corp.	1,320	67,003
Independence Realty Trust, Inc. REIT	4,253	65,071
CNO Financial Group, Inc.	2,205	61,520
First American Financial Corp.	934	60,187
Old Republic International Corp.	1,952	57,389
Total Financial		2,458,756

Industrial - 15.9%
Avnet, Inc.	5,727	288,641
TD SYNNEX Corp.	2,420	260,416
Arrow Electronics, Inc.*	1,939	237,043
MasTec, Inc.*	2,212	167,493
Ryder System, Inc.	1,227	141,179
MDU Resources Group, Inc.	5,890	116,622
Fluor Corp.*	2,625	102,821
Greif, Inc. — Class A	1,177	77,200
AGCO Corp.	573	69,568
Oshkosh Corp.	606	65,696
Werner Enterprises, Inc.	1,465	62,072
Vishay Intertechnology, Inc.	2,580	61,842
Coherent Corp.*	1,328	57,808
Berry Global Group, Inc.	854	57,551
Knight-Swift Transportation Holdings, Inc.	996	57,419
Total Industrial		1,823,371

Consumer, Non-cyclical - 15.6%
Hertz Global Holdings, Inc.*	29,031	301,632
ManpowerGroup, Inc.	2,632	209,165
Performance Food Group Co.*	2,544	175,918
US Foods Holding Corp.*	3,677	166,973
Graham Holdings Co. — Class B	237	165,075
Pilgrim’s Pride Corp.*	4,558	126,074
Tenet Healthcare Corp.*	1,616	122,121
Perrigo Company plc	3,639	117,103
Enovis Corp.*	1,598	89,520
QuidelOrtho Corp.*	1,153	84,976
Post Holdings, Inc.*	887	78,109
Patterson Companies, Inc.	2,706	76,986
Envista Holdings Corp.*	3,108	74,778
Total Consumer, Non-cyclical		1,788,430

Energy - 7.7%
PBF Energy, Inc. — Class A	6,748	296,642
HF Sinclair Corp.	4,248	236,061
Sunrun, Inc.*	8,010	157,236
Chesapeake Energy Corp.	957	73,632
NOV, Inc.	3,051	61,874
Antero Resources Corp.*	2,727	61,849
Total Energy		887,294

Basic Materials - 6.8%
United States Steel Corp.	6,359	309,365
Cleveland-Cliffs, Inc.*	9,406	192,071
Alcoa Corp.	5,064	172,176
Commercial Metals Co.	2,266	113,391
Total Basic Materials		787,003

Utilities - 2.3%
UGI Corp.	3,571	87,846
Southwest Gas Holdings, Inc.	982	62,210
Black Hills Corp.	1,103	59,507
Spire, Inc.	835	52,054
Total Utilities		261,617

Technology - 1.6%
Kyndryl Holdings, Inc.*	5,889	122,373
Concentrix Corp.	671	65,899
Total Technology		188,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Communications - 1.6%
Frontier Communications Parent, Inc.*	4,141	$104,933
TEGNA, Inc.	5,373	82,207
Total Communications		187,140

Total Common Stocks
(Cost $9,426,196)		11,434,639

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$48,597	48,597
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	39,164	39,164
Total Repurchase Agreements
(Cost $87,761)		87,761

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	11,505	11,505
Total Securities Lending Collateral
(Cost $11,505)		11,505

Total Investments - 100.4%
(Cost $9,525,462)		$11,533,905
Other Assets & Liabilities, net - (0.4)%		(43,958)
Total Net Assets - 100.0%		$11,489,947

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,434,639	$—	$—	$11,434,639
Repurchase Agreements	—	87,761	—	87,761
Securities Lending Collateral	11,505	—	—	11,505
Total Assets	$11,446,144	$87,761	$—	$11,533,905

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $10,674 of securities loaned (cost $9,437,701)	$11,446,144
Repurchase agreements, at value (cost $87,761)	87,761
Receivables:
Fund shares sold	468,340
Securities sold	179,239
Dividends	8,521
Interest	39
Securities lending income	17
Total assets	12,190,061

Liabilities:
Payable for:
Securities purchased	646,104
Return of securities lending collateral	11,505
Management fees	7,039
Transfer agent	3,427
Investor service fees	2,346
Portfolio accounting and administration fees	986
Fund shares redeemed	243
Trustees’ fees*	135
Miscellaneous	28,329
Total liabilities	700,114
Net assets	$11,489,947

Net assets consist of:
Paid in capital	$9,863,078
Total distributable earnings (loss)	1,626,869
Net assets	$11,489,947
Capital shares outstanding	225,725
Net asset value per share	$50.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$227,039
Interest	4,884
Income from securities lending, net	731
Total investment income	232,654

Expenses:
Management fees	102,242
Investor service fees	34,081
Transfer agent	34,688
Professional fees	24,942
Portfolio accounting and administration fees	21,130
Trustees’ fees*	2,431
Custodian fees	2,135
Line of credit fees	53
Miscellaneous	10,843
Total expenses	232,545
Less:
Expenses reimbursed by Adviser	(2,478)
Net expenses	230,067
Net investment income	2,587

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	919,568
Net realized gain	919,568
Net change in unrealized appreciation (depreciation) on:
Investments	883,705
Net change in unrealized appreciation (depreciation)	883,705
Net realized and unrealized gain	1,803,273
Net increase in net assets resulting from operations	$1,805,860

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,587	$72,402
Net realized gain on investments	919,568	765,784
Net change in unrealized appreciation (depreciation) on investments	883,705	(1,830,286)
Net increase (decrease) in net assets resulting from operations	1,805,860	(992,100)

Distributions to shareholders	—	(2,170,124)

Capital share transactions:
Proceeds from sale of shares	26,885,845	26,473,593
Distributions reinvested	—	2,170,124
Cost of shares redeemed	(29,228,691)	(27,277,080)
Net increase (decrease) from capital share transactions	(2,342,846)	1,366,637
Net decrease in net assets	(536,986)	(1,795,587)

Net assets:
Beginning of year	12,026,933	13,822,520
End of year	$11,489,947	$12,026,933

Capital share activity:
Shares sold	605,586	582,545
Shares issued from reinvestment of distributions	—	57,335
Shares redeemed	(681,889)	(590,394)
Net increase (decrease) in shares	(76,303)	49,486

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$39.82	$54.73	$43.24	$42.15	$34.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.29	.26	.09	.14
Net gain (loss) on investments (realized and unrealized)	11.07	(3.74)	13.11	2.49	7.59
Total from investment operations	11.08	(3.45)	13.37	2.58	7.73
Less distributions from:
Net investment income	—	(.55)	(.04)	(.15)	—
Net realized gains	—	(10.91)	(1.84)	(1.34)	—
Total distributions	—	(11.46)	(1.88)	(1.49)	—
Net asset value, end of period	$50.90	$39.82	$54.73	$43.24	$42.15

Total Return[b]	27.83%	(5.22%)	31.25%	7.42%	22.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,490	$12,027	$13,823	$16,368	$9,418
Ratios to average net assets:
Net investment income (loss)	0.02%	0.63%	0.49%	0.27%	0.35%
Total expenses	1.71%	1.67%	1.59%	1.72%	1.73%
Net expenses[c]	1.69%	1.67%	1.59%	1.72%	1.73%
Portfolio turnover rate[c]	238%	257%	216%	320%	188%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Growth Fund return was 17.47%, compared with a return of 19.43% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Industrials, Information Technology, and Consumer Discretionary. The only sector detracting from the return of the underlying index was Health Care.

Dorian LPG Ltd., Green Brick Partners, Inc., and elf Beauty, Inc. added the most to return of the underlying index for the Reporting Period. iTeos Therapeutics, Inc., Clearfield, Inc., and Vir Biotechnology, Inc. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
Two Harbors Investment Corp.	1.7%
Alpha Metallurgical Resources, Inc.	1.5%
OraSure Technologies, Inc.	1.3%
PROG Holdings, Inc.	1.3%
elf Beauty, Inc.	1.3%
Ambac Financial Group, Inc.	1.3%
SiriusPoint Ltd.	1.3%
Northern Oil and Gas, Inc.	1.3%
St. Joe Co.	1.3%
Warrior Met Coal, Inc.	1.2%
Top Ten Total	13.5%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	17.47%	5.04%	4.79%
S&P SmallCap 600 Pure Growth Index	19.43%	6.96%	6.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 100.0%

Consumer, Cyclical - 18.9%
Group 1 Automotive, Inc.	269	$81,975
Green Brick Partners, Inc.*	1,517	78,793
Cavco Industries, Inc.*	199	68,977
Installed Building Products, Inc.	368	67,278
Cinemark Holdings, Inc.*	4,597	64,772
Patrick Industries, Inc.	640	64,224
M/I Homes, Inc.*	439	60,468
GMS, Inc.*	732	60,339
Dave & Buster’s Entertainment, Inc.*	1,109	59,720
Six Flags Entertainment Corp.*	2,374	59,540
Meritage Homes Corp.	336	58,531
Abercrombie & Fitch Co. — Class A*	657	57,960
Boot Barn Holdings, Inc.*	701	53,809
Signet Jewelers Ltd.	501	53,737
Shake Shack, Inc. — Class A*	688	50,995
Urban Outfitters, Inc.*	1,324	47,254
Guess?, Inc.	2,002	46,166
Oxford Industries, Inc.	371	37,100
Monarch Casino & Resort, Inc.	491	33,952
American Eagle Outfitters, Inc.	1,557	32,946
Steven Madden Ltd.	719	30,198
XPEL, Inc.*	540	29,079
Madison Square Garden Sports Corp. — Class A*	135	24,547
Kontoor Brands, Inc.	376	23,470
Jack in the Box, Inc.	248	20,244
Total Consumer, Cyclical		1,266,074

Financial - 18.8%
Two Harbors Investment Corp. REIT	8,093	112,735
Ambac Financial Group, Inc.*	5,209	85,844
SiriusPoint Ltd.*	7,339	85,132
St. Joe Co.	1,405	84,553
Redwood Trust, Inc. REIT	9,549	70,758
Customers Bancorp, Inc.*	1,151	66,321
Goosehead Insurance, Inc. — Class A*	835	63,293
eXp World Holdings, Inc.	3,596	55,810
Sunstone Hotel Investors, Inc. REIT	5,035	54,026
HCI Group, Inc.	606	52,965
Bancorp, Inc.*	1,370	52,827
First BanCorp	3,161	51,998
DiamondRock Hospitality Co. REIT	5,342	50,161
Pathward Financial, Inc.	906	47,955
Ellington Financial, Inc. REIT	3,668	46,620
OFG Bancorp	1,210	45,351
New York Mortgage Trust, Inc. REIT	4,533	38,667
Preferred Bank/Los Angeles CA	512	37,402
World Acceptance Corp.*	277	36,157
Palomar Holdings, Inc.*	626	34,743
Triumph Financial, Inc.*	397	31,831
WisdomTree, Inc.	4,566	31,642
Apple Hospitality REIT, Inc.	1,721	28,586
Total Financial		1,265,377

Consumer, Non-cyclical - 18.1%
OraSure Technologies, Inc.*	10,984	90,069
PROG Holdings, Inc.*	2,843	87,877
elf Beauty, Inc.*	599	86,459
Inter Parfums, Inc.	569	81,942
UFP Technologies, Inc.*	397	68,300
Amphastar Pharmaceuticals, Inc.*	968	59,871
Viad Corp.*	1,652	59,802
Cal-Maine Foods, Inc.	925	53,086
Dynavax Technologies Corp.*	3,752	52,453
LiveRamp Holdings, Inc.*	1,306	49,471
Adtalem Global Education, Inc.*	796	46,924
Stride, Inc.*	764	45,359
Collegium Pharmaceutical, Inc.*	1,449	44,600
Catalyst Pharmaceuticals, Inc.*	2,651	44,563
Vericel Corp.*	1,245	44,335
ANI Pharmaceuticals, Inc.*	759	41,851
CorVel Corp.*	166	41,037
Glaukos Corp.*	343	27,265
RadNet, Inc.*	776	26,982
Apollo Medical Holdings, Inc.*	689	26,389
Arlo Technologies, Inc.*	2,751	26,190
Integer Holdings Corp.*	254	25,166
Ensign Group, Inc.	211	23,676
WD-40 Co.	97	23,190
NeoGenomics, Inc.*	1,308	21,163
CONMED Corp.	180	19,712
Ligand Pharmaceuticals, Inc.* ††	169	—
Ligand Pharmaceuticals, Inc.* ††	169	—
Total Consumer, Non-cyclical		1,217,732

Industrial - 17.2%
Dorian LPG Ltd.	1,861	81,642
Encore Wire Corp.	368	78,605
PGT Innovations, Inc.*	1,853	75,417
ArcBest Corp.	538	64,673
AAON, Inc.	851	62,863
Matson, Inc.	562	61,595
Materion Corp.	389	50,621
Gibraltar Industries, Inc.*	635	50,152
Fabrinet*	255	48,534
Boise Cascade Co.	335	43,336
AZZ, Inc.	742	43,103
MYR Group, Inc.*	284	41,075
Federal Signal Corp.	530	40,672
Mueller Industries, Inc.	840	39,606
Badger Meter, Inc.	236	36,432
AeroVironment, Inc.*	264	33,275
Powell Industries, Inc.	366	32,354
Frontdoor, Inc.*	909	32,015
Moog, Inc. — Class A	209	30,259
Applied Industrial Technologies, Inc.	173	29,875
Franklin Electric Company, Inc.	302	29,188
Alamo Group, Inc.	131	27,535
Standex International Corp.	173	27,399
Tennant Co.	276	25,583
SPX Technologies, Inc.*	246	24,849

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
OSI Systems, Inc.*	185	$23,874
Armstrong World Industries, Inc.	219	21,532
Total Industrial		1,156,064

Energy - 13.0%
Alpha Metallurgical Resources, Inc.	293	99,303
Northern Oil and Gas, Inc.	2,283	84,631
Warrior Met Coal, Inc.	1,378	84,017
Par Pacific Holdings, Inc.*	2,189	79,614
Callon Petroleum Co.*	2,411	78,116
CONSOL Energy, Inc.	769	77,308
Liberty Energy, Inc. — Class A	3,580	64,941
REX American Resources Corp.*	1,285	60,781
California Resources Corp.	976	53,368
Helix Energy Solutions Group, Inc.*	5,144	52,880
Oceaneering International, Inc.*	1,950	41,496
RPC, Inc.	5,641	41,067
SM Energy Co.	910	35,235
Archrock, Inc.	1,446	22,268
Total Energy		875,025

Technology - 6.1%
Axcelis Technologies, Inc.*	625	81,056
Verra Mobility Corp.*	2,926	67,386
DoubleVerify Holdings, Inc.*	1,557	57,266
Veeco Instruments, Inc.*	1,479	45,893
SPS Commerce, Inc.*	231	44,777
Agilysys, Inc.*	339	28,754
Donnelley Financial Solutions, Inc.*	365	22,765
PDF Solutions, Inc.*	657	21,116
Privia Health Group, Inc.*	899	20,704
Progress Software Corp.	362	19,657
Total Technology		409,374

Communications - 5.1%
Cargurus, Inc.*	2,694	65,087
InterDigital, Inc.	523	56,767
Cars.com, Inc.*	2,980	56,531
TripAdvisor, Inc.*	2,276	49,002
Yelp, Inc. — Class A*	998	47,245
Cogent Communications Holdings, Inc.	464	35,292
Liquidity Services, Inc.*	1,849	31,821
Total Communications		341,745

Basic Materials - 2.1%
Hawkins, Inc.	914	64,364
Carpenter Technology Corp.	550	38,940
ATI, Inc.*	844	38,377
Total Basic Materials		141,681

Utilities - 0.7%
Otter Tail Corp.	556	47,243

Total Common Stocks
(Cost $5,752,959)		6,720,315

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$21,251	21,251
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	17,126	17,126
Total Repurchase Agreements
(Cost $38,377)		38,377

Total Investments - 100.6%
(Cost $5,791,336)		$6,758,692
Other Assets & Liabilities, net - (0.6)%		(37,072)
Total Net Assets - 100.0%		$6,721,620

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,720,315	$—	$—	$6,720,315
Repurchase Agreements	—	38,377	—	38,377
Total Assets	$6,720,315	$38,377	$—	$6,758,692

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $5,752,959)	$6,720,315
Repurchase agreements, at value (cost $38,377)	38,377
Receivables:
Fund shares sold	4,472
Dividends	3,734
Interest	17
Securities lending income	7
Total assets	6,766,922

Liabilities:
Overdraft due to custodian bank	41
Payable for:
Fund shares redeemed	20,259
Professional fees	9,608
Management fees	4,142
Printing fees	2,316
Transfer agent fees	1,931
Investor service fees	1,381
Portfolio accounting and administration fees	580
Trustees’ fees*	81
Miscellaneous	4,963
Total liabilities	45,302
Net assets	$6,721,620

Net assets consist of:
Paid in capital	$7,033,292
Total distributable earnings (loss)	(311,672)
Net assets	$6,721,620
Capital shares outstanding	137,596
Net asset value per share	$48.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $322)	$98,628
Interest	2,194
Income from securities lending, net	206
Total investment income	101,028

Expenses:
Management fees	46,873
Investor service fees	15,624
Transfer agent fees	15,584
Portfolio accounting and administration fees	9,687
Professional fees	8,305
Trustees’ fees*	1,093
Custodian fees	1,076
Line of credit fees	30
Miscellaneous	8,594
Total expenses	106,866
Less:
Expenses reimbursed by Adviser	(1,276)
Net expenses	105,590
Net investment loss	(4,562)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	456,527
Net realized gain	456,527
Net change in unrealized appreciation (depreciation) on:
Investments	556,041
Net change in unrealized appreciation (depreciation)	556,041
Net realized and unrealized gain	1,012,568
Net increase in net assets resulting from operations	$1,008,006

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,562)	$5,802
Net realized gain (loss) on investments	456,527	(1,474,709)
Net change in unrealized appreciation (depreciation) on investments	556,041	(2,117,944)
Net increase (decrease) in net assets resulting from operations	1,008,006	(3,586,851)

Distributions to shareholders	(5,759)	(1,578,002)

Capital share transactions:
Proceeds from sale of shares	10,432,231	12,105,143
Distributions reinvested	5,759	1,578,002
Cost of shares redeemed	(10,615,408)	(15,578,031)
Net decrease from capital share transactions	(177,418)	(1,894,886)
Net increase (decrease) in net assets	824,829	(7,059,739)

Net assets:
Beginning of year	5,896,791	12,956,530
End of year	$6,721,620	$5,896,791

Capital share activity:
Shares sold	237,218	255,654
Shares issued from reinvestment of distributions	125	34,973
Shares redeemed	(241,400)	(328,599)
Net decrease in shares	(4,057)	(37,972)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$41.63	$72.13	$60.80	$55.24	$49.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.03	(.76)	(.45)	(.36)
Net gain (loss) on investments (realized and unrealized)	7.29	(20.84)	12.40	8.42	6.53
Total from investment operations	7.26	(20.81)	11.64	7.97	6.17
Less distributions from:
Net investment income	(.04)	—	—	—	—
Net realized gains	—	(9.69)	(.31)	(2.41)	—
Total distributions	(.04)	(9.69)	(.31)	(2.41)	—
Net asset value, end of period	$48.85	$41.63	$72.13	$60.80	$55.24

Total Return[b]	17.47%	(29.90%)	19.16%	15.76%	12.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,722	$5,897	$12,957	$16,014	$12,323
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.06%	(1.08%)	(0.93%)	(0.69%)
Total expenses	1.71%	1.67%	1.60%	1.72%	1.73%
Net expenses[c]	1.69%	1.67%	1.60%	1.72%	1.73%
Portfolio turnover rate	223%	174%	219%	258%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Value Fund returned 21.06%, compared with a return of 23.38% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Consumer Discretionary, Industrials, and Financials. The sectors detracting the most from the return of the underlying index were Health Care, Consumer Staples, and Real Estate.

SkyWest, Inc., M/I Homes, Inc., and G-III Apparel Group Ltd. added the most to return of the underlying index for the Reporting Period. Rayonier Advanced Materials, Inc., Emergent BioSolutions, Inc., and Lumen Technologies, Inc. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	% of Total Net Assets
Xerox Holdings Corp.	1.7%
Fresh Del Monte Produce, Inc.	1.6%
JetBlue Airways Corp.	1.6%
Green Dot Corp. — Class A	1.5%
United Natural Foods, Inc.	1.5%
World Kinect Corp.	1.5%
MarineMax, Inc.	1.5%
Foot Locker, Inc.	1.5%
EchoStar Corp. — Class A	1.5%
Kelly Services, Inc. — Class A	1.5%
Top Ten Total	15.4%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Average Annual Returns*,†

Periods Ended December 31, 2023

Cumulative Fund Performance*,†

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	21.06%	12.57%	5.15%
S&P SmallCap 600 Pure Value Index	23.38%	14.81%	7.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2023
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 27.4%
JetBlue Airways Corp.*	27,852	$154,579
MarineMax, Inc.*	3,800	147,820
Foot Locker, Inc.	4,706	146,592
Kohl’s Corp.	4,984	142,941
Phinia, Inc.	4,307	130,459
ScanSource, Inc.*	3,009	119,186
Topgolf Callaway Brands Corp.*	7,430	106,546
Advance Auto Parts, Inc.	1,678	102,408
ODP Corp.*	1,737	97,793
Sally Beauty Holdings, Inc.*	7,050	93,624
American Axle & Manufacturing Holdings, Inc.*	10,465	92,197
Dana, Inc.	6,045	88,317
America’s Car-Mart, Inc.*	1,153	87,363
Designer Brands, Inc. — Class A	9,820	86,907
Resideo Technologies, Inc.*	4,218	79,383
Allegiant Travel Co. — Class A	881	72,779
Sonic Automotive, Inc. — Class A	1,236	69,476
G-III Apparel Group Ltd.*	2,006	68,164
Caleres, Inc.	1,986	61,030
Newell Brands, Inc.	6,962	60,430
Nu Skin Enterprises, Inc. — Class A	3,074	59,697
Alaska Air Group, Inc.*	1,381	53,956
Hibbett, Inc.	706	50,846
Victoria’s Secret & Co.*	1,907	50,612
Shoe Carnival, Inc.	1,601	48,366
MDC Holdings, Inc.	813	44,918
Wabash National Corp.	1,708	43,759
Standard Motor Products, Inc.	974	38,775
Interface, Inc. — Class A	3,004	37,911
Titan International, Inc.*	2,523	37,542
Methode Electronics, Inc.	1,616	36,732
MillerKnoll, Inc.	1,349	35,991
Wolverine World Wide, Inc.	3,902	34,689
Vista Outdoor, Inc.*	1,113	32,912
Hanesbrands, Inc.*	7,181	32,027
PriceSmart, Inc.	379	28,721
Haverty Furniture Companies, Inc.	799	28,364
Total Consumer, Cyclical		2,703,812

Financial - 22.8%
Genworth Financial, Inc. — Class A*	19,521	130,400
Anywhere Real Estate, Inc.*	15,871	128,714
Bread Financial Holdings, Inc.	3,436	113,182
EZCORP, Inc. — Class A*	11,845	103,525
Cushman & Wakefield plc*	9,459	102,157
StoneX Group, Inc.*	1,328	98,046
Jackson Financial, Inc. — Class A	1,644	84,173
Hudson Pacific Properties, Inc. REIT	8,824	82,151
PRA Group, Inc.*	2,837	74,329
ProAssurance Corp.	5,135	70,812
Pebblebrook Hotel Trust REIT	4,337	69,305
United Fire Group, Inc.	3,198	64,344
Brandywine Realty Trust REIT	11,336	61,214
Eagle Bancorp, Inc.	1,974	59,497
Hope Bancorp, Inc.	4,917	59,398
Stewart Information Services Corp.	967	56,811
Simmons First National Corp. — Class A	2,593	51,445
JBG SMITH Properties REIT	2,959	50,333
Chatham Lodging Trust REIT	4,518	48,433
Navient Corp.	2,513	46,792
Northfield Bancorp, Inc.	3,627	45,628
Service Properties Trust REIT	5,229	44,656
Safehold, Inc. REIT	1,815	42,471
Encore Capital Group, Inc.*	782	39,687
Lincoln National Corp.	1,469	39,619
Dime Community Bancshares, Inc.	1,467	39,506
Banc of California, Inc.	2,828	37,980
Veritex Holdings, Inc.	1,611	37,488
Independent Bank Group, Inc.	733	37,295
Renasant Corp.	1,090	36,711
Provident Financial Services, Inc.	2,019	36,403
SL Green Realty Corp. REIT	795	35,910
Ready Capital Corp. REIT	3,360	34,440
Hanmi Financial Corp.	1,712	33,213
Brookline Bancorp, Inc.	2,942	32,097
Pacific Premier Bancorp, Inc.	1,068	31,089
Heritage Financial Corp.	1,444	30,887
Mercury General Corp.	816	30,445
BankUnited, Inc.	903	29,284
Total Financial		2,249,870

Consumer, Non-cyclical - 19.2%
Fresh Del Monte Produce, Inc.	6,116	160,545
Green Dot Corp. — Class A*	15,276	151,232
United Natural Foods, Inc.*	9,246	150,063
Kelly Services, Inc. — Class A	6,635	143,449
TrueBlue, Inc.*	6,928	106,276
SpartanNash Co.	4,350	99,833
Pediatrix Medical Group, Inc.*	9,934	92,386
B&G Foods, Inc.	8,382	88,011
Cross Country Healthcare, Inc.*	3,152	71,361
AdaptHealth Corp.*	9,276	67,622
GEO Group, Inc.*	6,067	65,706
Deluxe Corp.	2,970	63,706
ABM Industries, Inc.	1,409	63,165
Universal Corp.	933	62,810
Chefs’ Warehouse, Inc.*	2,063	60,714
Owens & Minor, Inc.*	3,056	58,889
Enhabit, Inc.*	5,183	53,644
Heidrick & Struggles International, Inc.	1,365	40,308
ModivCare, Inc.*	826	36,336
Healthcare Services Group, Inc.*	3,307	34,294
Hain Celestial Group, Inc.*	3,102	33,967
Phibro Animal Health Corp. — Class A	2,866	33,188
Resources Connection, Inc.	2,328	32,988
Fulgent Genetics, Inc.*	1,138	32,900
Avanos Medical, Inc.*	1,361	30,527
Select Medical Holdings Corp.	1,121	26,343
TreeHouse Foods, Inc.*	621	25,740
Total Consumer, Non-cyclical		1,886,003

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Industrial - 10.2%
World Kinect Corp.	6,507	$148,229
Enviri Corp.*	14,856	133,704
Benchmark Electronics, Inc.	3,858	106,635
Greenbrier Companies, Inc.	2,376	104,972
Clearwater Paper Corp.*	2,862	103,376
O-I Glass, Inc.*	4,988	81,703
Sanmina Corp.*	1,441	74,024
DXP Enterprises, Inc.*	2,193	73,904
Astec Industries, Inc.	1,142	42,482
Kaman Corp.	1,646	39,422
TTM Technologies, Inc.*	2,397	37,897
Hub Group, Inc. — Class A*	371	34,110
Masterbrand, Inc.*	1,801	26,745
Total Industrial		1,007,203

Communications - 6.9%
EchoStar Corp. — Class A*	8,780	145,485
AMC Networks, Inc. — Class A*	7,526	141,414
ADTRAN Holdings, Inc.	15,937	116,977
EW Scripps Co. — Class A*	9,881	78,949
Viasat, Inc.*	2,555	71,412
ATN International, Inc.	1,377	53,662
Lumen Technologies, Inc.*	24,641	45,093
Consolidated Communications Holdings, Inc.*	5,746	24,995
Total Communications		677,987

Technology - 5.9%
Xerox Holdings Corp.	9,051	165,905
NCR Atleos Corp.*	4,977	120,891
NCR Voyix Corp.*	5,783	97,791
TTEC Holdings, Inc.	2,830	61,326
Alpha & Omega Semiconductor Ltd.*	2,129	55,481
DXC Technology Co.*	2,013	46,037
NetScout Systems, Inc.*	1,710	37,535
Total Technology		584,966

Basic Materials - 3.6%
Mercer International, Inc.	9,225	87,453
Kaiser Aluminum Corp.	1,079	76,814
AdvanSix, Inc.	2,248	67,350
Mativ Holdings, Inc.	4,385	67,134
Century Aluminum Co.*	4,378	53,149
Total Basic Materials		351,900

Energy - 3.5%
SunCoke Energy, Inc.	6,521	70,036
US Silica Holdings, Inc.*	4,515	51,065
Nabors Industries Ltd.*	616	50,284
NOW, Inc.*	4,342	49,151
Bristow Group, Inc.*	1,633	46,165
ProPetro Holding Corp.*	4,943	41,422
Talos Energy, Inc.*	2,320	33,014
Total Energy		341,137

Total Common Stocks
(Cost $8,672,716)		9,802,878

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$40,260	40,260
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	32,445	32,445
Total Repurchase Agreements
(Cost $72,705)		72,705

Total Investments - 100.2%
(Cost $8,745,421)		$9,875,583
Other Assets & Liabilities, net - (0.2)%		(20,098)
Total Net Assets - 100.0%		$9,855,485

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
S&P SMALLCAP 600® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,802,878	$—	$—	$9,802,878
Repurchase Agreements	—	72,705	—	72,705
Total Assets	$9,802,878	$72,705	$—	$9,875,583

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $8,672,716)	$9,802,878
Repurchase agreements, at value (cost $72,705)	72,705
Receivables:
Securities sold	209,923
Fund shares sold	99,848
Dividends	8,813
Interest	32
Securities lending income	22
Total assets	10,194,221

Liabilities:
Payable for:
Securities purchased	304,486
Management fees	5,759
Transfer agent fees	2,466
Investor service fees	1,919
Portfolio accounting and administration fees	806
Fund shares redeemed	148
Trustees’ fees*	111
Miscellaneous	23,041
Total liabilities	338,736
Net assets	$9,855,485

Net assets consist of:
Paid in capital	$9,696,237
Total distributable earnings (loss)	159,248
Net assets	$9,855,485
Capital shares outstanding	120,580
Net asset value per share	$81.73

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $14)	$117,488
Interest	3,017
Income from securities lending, net	651
Total investment income	121,156

Expenses:
Management fees	60,833
Transfer agent fees	20,768
Investor service fees	20,278
Professional fees	12,809
Portfolio accounting and administration fees	12,572
Trustees’ fees*	1,509
Custodian fees	1,352
Line of credit fees	12
Miscellaneous	8,183
Total expenses	138,316
Less:
Expenses reimbursed by Adviser	(1,493)
Net expenses	136,823
Net investment loss	(15,667)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	462,393
Net realized gain	462,393
Net change in unrealized appreciation (depreciation) on:
Investments	304,560
Net change in unrealized appreciation (depreciation)	304,560
Net realized and unrealized gain	766,953
Net increase in net assets resulting from operations	$751,286

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(15,667)	$(220)
Net realized gain on investments	462,393	177,391
Net change in unrealized appreciation (depreciation) on investments	304,560	(1,658,200)
Net increase (decrease) in net assets resulting from operations	751,286	(1,481,029)

Distributions to shareholders	—	(1,494,113)

Capital share transactions:
Proceeds from sale of shares	19,687,928	27,122,715
Distributions reinvested	—	1,494,113
Cost of shares redeemed	(18,262,414)	(34,124,104)
Net increase (decrease) from capital share transactions	1,425,514	(5,507,276)
Net increase (decrease) in net assets	2,176,800	(8,482,418)

Net assets:
Beginning of year	7,678,685	16,161,103
End of year	$9,855,485	$7,678,685

Capital share activity:
Shares sold	265,423	355,894
Shares issued from reinvestment of distributions	—	22,464
Shares redeemed	(258,581)	(453,341)
Net increase (decrease) in shares	6,842	(74,983)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$67.51	$85.63	$59.72	$63.51	$52.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	—	(.28)	(.31)	(.17)
Net gain (loss) on investments (realized and unrealized)	14.36	(7.22)	26.19	(3.48)	11.06
Total from investment operations	14.22	(7.22)	25.91	(3.79)	10.89
Less distributions from:
Net investment income	—	—	—	—	(.19)
Net realized gains	—	(10.90)	—	—	—
Total distributions	—	(10.90)	—	—	(.19)
Net asset value, end of period	$81.73	$67.51	$85.63	$59.72	$63.51

Total Return[b]	21.06%	(8.24%)	43.39%	(5.97%)	20.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,855	$7,679	$16,161	$8,130	$9,077
Ratios to average net assets:
Net investment income (loss)	(0.19%)	0.00%	(0.34%)	(0.64%)	(0.28%)
Total expenses	1.71%	1.67%	1.59%	1.72%	1.73%
Net expenses[c]	1.69%	1.67%	1.59%	1.72%	1.73%
Portfolio turnover rate	287%	252%	383%	305%	248%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

For the Reporting Period, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 20.09% while the underlying index returned 19.21% over the same period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Financials, Information Technology, and Industrials. No sector detracted from the return of the underlying index.

Stocks contributing the most to performance of the underlying index were ASML Holding N.V. - Class G, SAP SE ADR, and Siemens AG ADR. Those detracting the most from return of the underlying index were Bayer AG ADR, Nokia Oyj, and Kering SA.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	10.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.3%
Novo Nordisk A/S ADR	2.7%
Nestle S.A. ADR	2.5%
ASML Holding N.V. — Class G	2.4%
Shell plc ADR	1.7%
LVMH Moet Hennessy Louis Vuitton SE ADR	1.7%
AstraZeneca plc ADR	1.7%
Novartis AG ADR	1.6%
Roche Holding AG ADR	1.6%
Top Ten Total	34.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
France	24.5%
Switzerland	19.0%
United Kingdom	18.1%
Germany	13.5%
Netherlands	10.5%
Denmark	6.2%
Spain	2.7%
Other	5.5%
Total Long–Term Investments	100.0%

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	20.09%	9.79%	2.46%
STOXX Europe 50 Index	19.21%	10.46%	4.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2023
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 43.4%

Consumer, Non-cyclical - 17.0%
Novo Nordisk A/S ADR	559	$57,828
Nestle S.A. ADR	459	53,074
AstraZeneca plc ADR	531	35,763
Novartis AG ADR	352	35,541
Roche Holding AG ADR	964	34,926
Unilever plc ADR	433	20,992
L’Oreal S.A. ADR	209	20,777
Sanofi S.A. ADR	394	19,594
Diageo plc ADR	96	13,983
RELX plc ADR	333	13,207
GSK plc ADR	352	13,045
EssilorLuxottica S.A. ADR	105	10,551
British American Tobacco plc ADR	348	10,193
Anheuser-Busch InBev S.A. ADR[1]	154	9,952
Reckitt Benckiser Group plc ADR	635	8,725
Bayer AG ADR	679	6,267
Total Consumer, Non-cyclical		364,418

Financial - 6.0%
HSBC Holdings plc ADR[1]	663	26,878
Allianz SE ADR	694	18,523
UBS Group AG*	524	16,191
Zurich Insurance Group AG ADR	252	13,176
BNP Paribas S.A. ADR	373	12,958
Banco Santander S.A. ADR	2,799	11,588
AXA S.A. ADR[1]	327	10,688
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen ADR	233	9,800
ING Groep N.V. ADR	590	8,862
Total Financial		128,664

Industrial - 4.8%
Siemens AG ADR	257	24,040
Schneider Electric SE ADR	493	19,833
Airbus SE ADR	403	15,544
Vinci S.A. ADR	411	12,963
ABB Ltd. ADR	277	12,271
Safran S.A. ADR	261	11,518
Deutsche Post AG ADR	159	7,878
Total Industrial		104,047

Energy - 3.8%
Shell plc ADR	564	37,111
TotalEnergies SE ADR	416	28,030
BP plc ADR	485	17,169
Total Energy		82,310

Technology - 3.7%
ASML Holding N.V. — Class G	69	52,227
SAP SE ADR	176	27,208
Total Technology		79,435

Consumer, Cyclical - 3.3%
LVMH Moet Hennessy Louis Vuitton SE ADR	222	36,064
Hermes International SCA ADR	60	12,756
Cie Financiere Richemont S.A. ADR	901	12,411
Mercedes-Benz Group AG ADR	548	9,448
Total Consumer, Cyclical		70,679

Basic Materials - 2.3%
Air Liquide S.A. ADR	451	17,566
Rio Tinto plc ADR	183	13,626
Glencore plc ADR*	860	10,303
BASF SE ADR	614	8,240
Total Basic Materials		49,735

Utilities - 1.5%
Iberdrola S.A. ADR	248	13,020
Enel SpA ADR[1]	1,346	9,954
National Grid plc ADR[1]	125	8,499
Total Utilities		31,473

Communications - 1.0%
Deutsche Telekom AG ADR	595	14,357
Prosus N.V. ADR	1,351	8,039
Total Communications		22,396

Total Common Stocks
(Cost $701,853)		933,157

MUTUAL FUNDS† - 18.9%
Guggenheim Strategy Fund II2	9,255	226,751
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	18,098	178,266
Total Mutual Funds
(Cost $407,812)		405,017

	Face Amount
U.S. TREASURY BILLS†† - 6.8%
U.S. Treasury Bills
5.17% due 01/09/24[3,4]	$146,000	145,851
Total U.S. Treasury Bills
(Cost $145,829)		145,851

REPURCHASE AGREEMENTS††,5 - 30.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	367,360	367,360
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	296,051	296,051
Total Repurchase Agreements
(Cost $663,411)		663,411

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 2.1%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[7]	45,662	$45,662
Total Securities Lending Collateral
(Cost $45,662)		45,662

Total Investments - 102.0%
(Cost $1,964,567)		$2,193,098
Other Assets & Liabilities, net - (2.0)%		(42,563)
Total Net Assets - 100.0%		$2,150,535

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	13	Mar 2024	$1,799,688	$43,920
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	39	Mar 2024	1,767,618	781

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$933,157	$—	$—	$933,157
Mutual Funds	405,017	—	—	405,017
U.S. Treasury Bills	—	145,851	—	145,851
Repurchase Agreements	—	663,411	—	663,411
Securities Lending Collateral	45,662	—	—	45,662
Currency Futures Contracts**	43,920	—	—	43,920
Equity Futures Contracts**	781	—	—	781
Total Assets	$1,428,537	$809,262	$—	$2,237,799

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$222,494	$—	$—	$—	$4,257	$226,751	9,255	$12,131
Guggenheim Ultra Short Duration Fund — Institutional Class	224,002	—	(50,000)	(1,079)	5,343	178,266	18,098	10,790
	$446,496	$—	$(50,000)	$(1,079)	$9,600	$405,017		$22,921

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $43,838 of securities loaned (cost $893,344)	$1,124,670
Investments in affiliated issuers, at value (cost $407,812)	405,017
Repurchase agreements, at value (cost $663,411)	663,411
Cash	35
Segregated cash with broker	2,202
Receivables:
Foreign tax reclaims	8,640
Dividends	2,725
Variation margin on futures contracts	1,320
Interest	295
Securities lending income	238
Total assets	2,208,553

Liabilities:
Payable for:
Return of securities lending collateral	45,662
Fund shares redeemed	1,896
Management fees	1,588
Transfer agent fees	752
Investor service fees	452
Portfolio accounting and administration fees	99
Trustees’ fees*	27
Miscellaneous	7,542
Total liabilities	58,018
Net assets	$2,150,535

Net assets consist of:
Paid in capital	$2,581,081
Total distributable earnings (loss)	(430,546)
Net assets	$2,150,535
Capital shares outstanding	16,493
Net asset value per share	$130.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6,091)	$66,085
Dividends from securities of affiliated issuers	22,921
Interest from securities of unaffiliated issuers	108,589
Income from securities lending, net	3,586
Total investment income	201,181

Expenses:
Management fees	40,224
Investor service fees	11,173
Transfer agent fees	11,410
Professional fees	7,125
Portfolio accounting and administration fees	6,927
Custodian fees	819
Trustees’ fees*	704
Miscellaneous	6,427
Total expenses	84,809
Less:
Expenses reimbursed by Adviser	(2,736)
Expenses waived by Adviser	(507)
Total waived/reimbursed expenses	(3,243)
Net expenses	81,566
Net investment income	119,615

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(82,201)
Investments in affiliated issuers	(1,079)
Futures contracts	290,003
Foreign currency transactions	(110)
Net realized gain	206,613
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	152,053
Investments in affiliated issuers	9,600
Futures contracts	104,890
Foreign currency translations	16
Net change in unrealized appreciation (depreciation)	266,559
Net realized and unrealized gain	473,172
Net increase in net assets resulting from operations	$592,787

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$119,615	$8,717
Net realized gain (loss) on investments	206,613	(101,111)
Net change in unrealized appreciation (depreciation) on investments	266,559	(125,639)
Net increase (decrease) in net assets resulting from operations	592,787	(218,033)

Distributions to shareholders	(11,417)	—

Capital share transactions:
Proceeds from sale of shares	45,985,057	8,482,222
Distributions reinvested	11,417	—
Cost of shares redeemed	(47,162,132)	(7,503,489)
Net increase (decrease) from capital share transactions	(1,165,658)	978,733
Net increase (decrease) in net assets	(584,288)	760,700

Net assets:
Beginning of year	2,734,823	1,974,123
End of year	$2,150,535	$2,734,823

Capital share activity:
Shares sold	372,415	80,125
Shares issued from reinvestment of distributions	89	—
Shares redeemed	(381,121)	(70,769)
Net increase (decrease) in shares	(8,617)	9,356

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$108.91	$125.31	$105.80	$107.35	$84.49
Income (loss) from investment operations:
Net investment income (loss)[a]	3.29	.57	(.92)	(.63)	.76
Net gain (loss) on investments (realized and unrealized)	18.59	(16.97)	20.70	.73 [e]	23.18
Total from investment operations	21.88	(16.40)	19.78	.10	23.94
Less distributions from:
Net investment income	(.40)	—	(.27)	(1.65)	(1.08)
Total distributions	(.40)	—	(.27)	(1.65)	(1.08)
Net asset value, end of period	$130.39	$108.91	$125.31	$105.80	$107.35

Total Return[b]	20.09%	(13.07%)	18.71%	0.24%	28.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,151	$2,735	$1,974	$2,523	$3,990
Ratios to average net assets:
Net investment income (loss)	2.68%	0.53%	(0.78%)	(0.67%)	0.77%
Total expenses[c]	1.90%	1.88%	1.80%	1.91%	1.88%
Net expenses[d]	1.83%	1.78%	1.71%	1.86%	1.80%
Portfolio turnover rate	725%	70%	374%	212%	391%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the Reporting Period, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 34.36%, while the underlying index returned 19.29% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Information Technology, Consumer Discretionary, and Industrials. The only sector detracting from the return of the underlying index was Health Care.

Stocks contributing most to return of the underlying index were Tokyo Electron, Ltd., Advantest Corp., and Fast Retailing Co., Ltd. Those detracting most from performance of the underlying index were M3, Inc., Shiseido Co., Ltd., and Eisai Company, Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	34.46%	5.16%	4.39%
Nikkei-225 Stock Average Index	19.29%	5.56%	4.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2023
JAPAN 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 42.6%
U.S. Treasury Bills
5.17% due 01/09/24[1]	$436,000	$435,555
5.21% due 01/04/24[1]	200,000	199,942
Total U.S. Treasury Bills
(Cost $635,403)		635,497

FEDERAL AGENCY DISCOUNT NOTES†† - 26.9%
Federal Farm Credit Bank
5.25% due 01/08/24[1]	200,000	199,796
Federal Home Loan Bank
5.26% due 01/10/24[1]	200,000	199,737
Total Federal Agency Discount Notes
(Cost $399,533)		399,533

REPURCHASE AGREEMENTS††,2 - 30.4%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	250,030	250,030
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	201,496	201,496
Total Repurchase Agreements
(Cost $451,526)		451,526

Total Investments - 99.9%
(Cost $1,486,462)		$1,486,556
Other Assets & Liabilities, net - 0.1%		1,128
Total Net Assets - 100.0%		$1,487,684

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	33	Mar 2024	$2,960,925	$90,504
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Equity Futures Contracts	18	Mar 2024	2,997,450	(4,373)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$635,497	$—	$635,497
Federal Agency Discount Notes	—	399,533	—	399,533
Repurchase Agreements	—	451,526	—	451,526
Currency Futures Contracts**	90,504	—	—	90,504
Total Assets	$90,504	$1,486,556	$—	$1,577,060

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$4,373	$—	$—	$4,373

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $1,034,936)	$1,035,030
Repurchase agreements, at value (cost $451,526)	451,526
Receivables:
Fund shares sold	13,381
Interest	201
Total assets	1,500,138

Liabilities:
Payable for:
Variation margin on futures contracts	6,285
Professional fees	2,216
Management fees	956
Transfer agent fees	500
Investor service fees	319
Fund shares redeemed	262
Portfolio accounting and administration fees	134
Trustees’ fees*	19
Miscellaneous	1,763
Total liabilities	12,454
Net assets	$1,487,684

Net assets consist of:
Paid in capital	$3,413,114
Total distributable earnings (loss)	(1,925,430)
Net assets	$1,487,684
Capital shares outstanding	19,061
Net asset value per share	$78.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Interest	$83,334
Total investment income	83,334

Expenses:
Management fees	12,327
Investor service fees	4,109
Transfer agent fees	3,918
Professional fees	2,563
Portfolio accounting and administration fees	2,548
Trustees’ fees*	233
Custodian fees	229
Miscellaneous	2,094
Total expenses	28,021
Less:
Expenses reimbursed by Adviser	(317)
Net expenses	27,704
Net investment income	55,630

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	62
Futures contracts	112,750
Net realized gain	112,812
Net change in unrealized appreciation (depreciation) on:
Investments	45
Futures contracts	131,495
Net change in unrealized appreciation (depreciation)	131,540
Net realized and unrealized gain	244,352
Net increase in net assets resulting from operations	$299,982

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$55,630	$1,317
Net realized gain (loss) on investments	112,812	(845,977)
Net change in unrealized appreciation (depreciation) on investments	131,540	(29,611)
Net increase (decrease) in net assets resulting from operations	299,982	(874,271)

Distributions to shareholders	(1,317)	—

Capital share transactions:
Proceeds from sale of shares	9,093,882	9,370,759
Distributions reinvested	1,317	—
Cost of shares redeemed	(8,835,567)	(9,349,938)
Net increase from capital share transactions	259,632	20,821
Net increase (decrease) in net assets	558,297	(853,450)

Net assets:
Beginning of year	929,387	1,782,837
End of year	$1,487,684	$929,387

Capital share activity:
Shares sold	129,373	136,206
Shares issued from reinvestment of distributions	16	—
Shares redeemed	(126,335)	(137,701)
Net increase (decrease) in shares	3,054	(1,495)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$58.06	$101.86	$118.59	$85.35	$62.30
Income (loss) from investment operations:
Net investment income (loss)[a]	2.39	.07	(1.11)	(.65)	.66
Net gain (loss) on investments (realized and unrealized)	17.63	(43.87)	(15.62)	34.73	23.49
Total from investment operations	20.02	(43.80)	(16.73)	34.08	24.15
Less distributions from:
Net investment income	(.03)	—	—	(.84)	(1.10)
Total distributions	(.03)	—	—	(.84)	(1.10)
Net asset value, end of period	$78.05	$58.06	$101.86	$118.59	$85.35

Total Return[b]	34.46%	(43.00%)	(14.11%)	40.46%	39.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,488	$929	$1,783	$2,993	$2,037
Ratios to average net assets:
Net investment income (loss)	3.38%	0.10%	(0.97%)	(0.82%)	0.89%
Total expenses[c]	1.70%	1.67%	1.59%	1.72%	1.72%
Net expenses[d]	1.69%	1.63%	1.53%	1.67%	1.64%
Portfolio turnover rate	—	—	41%	199%	153%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 1.18%, compared with a return of -2.12% for the underlying index.

The Japanese yen was the only contributor to the DXY during 2023. The euro, British pound, and Swiss franc detracted the most from the DXY during 2023.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	1.18%	3.18%	4.85%
U.S. Dollar Index	(2.12%)	1.05%	2.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 92.1%
Federal Farm Credit Bank
5.25% due 01/08/24[1]	$600,000	$599,387
Farmer Mac
4.59% due 01/05/24[1]	500,000	499,709
Federal Home Loan Bank
5.26% due 01/10/24[1]	200,000	199,737
Total Federal Agency Discount Notes
(Cost $1,298,833)		1,298,833

U.S. TREASURY BILLS†† - 21.4%
U.S. Treasury Bills
5.21% due 01/04/24[1]	200,000	199,942
5.17% due 01/09/24[1,2]	102,000	101,896
Total U.S. Treasury Bills
(Cost $301,794)		301,838

REPURCHASE AGREEMENTS††,3 - 173.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[4]	1,357,601	1,357,601
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[4]	1,094,072	1,094,072
Total Repurchase Agreements
(Cost $2,451,673)		2,451,673

Total Investments - 287.3%
(Cost $4,052,300)		$4,052,344
Other Assets & Liabilities, net - (187.3)%		(2,641,882)
Total Net Assets - 100.0%		$1,410,462

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	21	Mar 2024	$2,121,525	$2,603

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	Receive	N/A	At Maturity	03/22/24	6,910	$698,578	$1,239

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$1,298,833	$—	$1,298,833
U.S. Treasury Bills	—	301,838	—	301,838
Repurchase Agreements	—	2,451,673	—	2,451,673
Currency Futures Contracts**	2,603	—	—	2,603
Currency Index Swap Agreements**	—	1,239	—	1,239
Total Assets	$2,603	$4,053,583	$—	$4,056,186

**	This derivative is reported as unrealized appreciation/depreciation at period end.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $1,600,627)	$1,600,671
Repurchase agreements, at value (cost $2,451,673)	2,451,673
Segregated cash with broker	31,000
Unrealized appreciation on OTC swap agreements	1,239
Receivables:
Fund shares sold	8,818
Variation margin on futures contracts	6,383
Interest	1,091
Total assets	4,100,875

Liabilities:
Payable for:
Fund shares redeemed	2,675,146
Swap settlement	6,028
Management fees	1,437
Transfer agent fees	802
Investor service fees	399
Portfolio accounting and administration fees	88
Trustees’ fees*	21
Miscellaneous	6,492
Total liabilities	2,690,413
Net assets	$1,410,462

Net assets consist of:
Paid in capital	$2,296,157
Total distributable earnings (loss)	(885,695)
Net assets	$1,410,462
Capital shares outstanding	30,955
Net asset value per share	$45.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Interest	$152,411
Total investment income	152,411

Expenses:
Management fees	27,167
Investor service fees	7,546
Transfer agent and administrative fees	7,902
Portfolio accounting and administration fees	4,679
Professional fees	2,434
Licensing fees	4,115
Trustees’ fees*	611
Custodian fees	439
Miscellaneous	5,182
Total expenses	60,075
Less:
Expenses reimbursed by Adviser	(2,074)
Net expenses	58,001
Net investment income	94,410

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43
Swap agreements	(13,749)
Futures contracts	(117,371)
Net realized loss	(131,077)
Net change in unrealized appreciation (depreciation) on:
Investments	(189)
Swap agreements	14,660
Futures contracts	6,837
Net change in unrealized appreciation (depreciation)	21,308
Net realized and unrealized loss	(109,769)
Net decrease in net assets resulting from operations	$(15,359)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$94,410	$6,475
Net realized gain (loss) on investments	(131,077)	217,293
Net change in unrealized appreciation (depreciation) on investments	21,308	25,982
Net increase (decrease) in net assets resulting from operations	(15,359)	249,750

Distributions to shareholders	(6,475)	—

Capital share transactions:
Proceeds from sale of shares	19,309,766	29,854,882
Distributions reinvested	6,475	—
Cost of shares redeemed	(21,456,980)	(30,535,150)
Net decrease from capital share transactions	(2,140,739)	(680,268)
Net decrease in net assets	(2,162,573)	(430,518)

Net assets:
Beginning of year	3,573,035	4,003,553
End of year	$1,410,462	$3,573,035

Capital share activity:
Shares sold	419,238	633,705
Shares issued from reinvestment of distributions	151	—
Shares redeemed	(467,545)	(657,108)
Net decrease in shares	(48,156)	(23,403)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$45.16	$39.05	$35.15	$41.21	$39.73
Income (loss) from investment operations:
Net investment income (loss)[a]	1.44	.06	(.49)	(.43)	.21
Net gain (loss) on investments (realized and unrealized)	(.92)	6.05	4.39	(5.32)	1.63
Total from investment operations	.52	6.11	3.90	(5.75)	1.84
Less distributions from:
Net investment income	(.12)	—	—	(.31)	(.36)
Total distributions	(.12)	—	—	(.31)	(.36)
Net asset value, end of period	$45.56	$45.16	$39.05	$35.15	$41.21

Total Return[b]	1.18%	15.65%	11.10%	(14.03%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,410	$3,573	$4,004	$1,556	$1,412
Ratios to average net assets:
Net investment income (loss)	3.13%	0.13%	(1.32%)	(1.05%)	0.50%
Total expenses[c]	1.99%	1.96%	1.99%	2.02%	2.09%
Net expenses[d]	1.92%	1.89%	1.90%	1.96%	2.02%
Portfolio turnover rate	—	—	131%	103%	102%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned 2.85%, compared with a return of -2.12% for the underlying index.

The Japanese yen was the only contributor to the DXY during 2023. The euro, British pound, and Swiss franc detracted the most from the DXY during 2023.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	2.85%	(5.51%)	(7.26%)
U.S. Dollar Index	(2.12%)	1.05%	2.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2023
WEAKENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 29.0%
Federal Home Loan Bank
5.26% due 01/10/24[1]	$100,000	$99,869
Farmer Mac
4.59% due 01/05/24[1]	80,000	79,953
Total Federal Agency Discount Notes
(Cost $179,822)		179,822

U.S. TREASURY BILLS†† - 18.8%
U.S. Treasury Bills
5.21% due 01/04/24[1]	100,000	99,971
5.17% due 01/09/24[1,2]	17,000	16,983
Total U.S. Treasury Bills
(Cost $116,937)		116,954

REPURCHASE AGREEMENTS††,3 - 54.2%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24[4]	186,301	186,301
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24[4]	150,138	150,138
Total Repurchase Agreements
(Cost $336,439)		336,439

Total Investments - 102.0%
(Cost $633,198)		$633,215
Other Assets & Liabilities, net - (2.0)%		(12,243)
Total Net Assets - 100.0%		$620,972

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	9	Mar 2024	$909,225	$22,794

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	Pay	N/A	At Maturity	03/22/24	3,270	$330,591	$1,441

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2023.

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$179,822	$—	$179,822
U.S. Treasury Bills	—	116,954	—	116,954
Repurchase Agreements	—	336,439	—	336,439
Currency Futures Contracts**	22,794	—	—	22,794
Currency Index Swap Agreements**	—	1,441	—	1,441
Total Assets	$22,794	$634,656	$—	$657,450

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $296,759)	$296,776
Repurchase agreements, at value (cost $336,439)	336,439
Segregated cash with broker	2,912
Unrealized appreciation on OTC swap agreements	1,441
Receivables:
Interest	150
Total assets	637,718

Liabilities:
Payable for:
Fund shares redeemed	12,487
Variation margin on futures contracts	1,008
Management fees	471
Swap settlement	245
Transfer agent fees	214
Investor service fees	131
Portfolio accounting and administration fees	29
Trustees’ fees*	7
Miscellaneous	2,154
Total liabilities	16,746
Net assets	$620,972

Net assets consist of:
Paid in capital	$2,285,873
Total distributable earnings (loss)	(1,664,901)
Net assets	$620,972
Capital shares outstanding	14,041
Net asset value per share	$44.23

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Interest	$59,180
Total investment income	59,180

Expenses:
Management fees	10,934
Investor service fees	3,037
Transfer agent fees	3,149
Professional fees	2,131
Portfolio accounting and administration fees	1,883
Licensing fees	1,522
Trustees’ fees*	211
Custodian fees	174
Miscellaneous	910
Total expenses	23,951
Less:
Expenses reimbursed by Adviser	(753)
Net expenses	23,198
Net investment income	35,982

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	25
Swap agreements	(802)
Futures contracts	(84,323)
Net realized loss	(85,100)
Net change in unrealized appreciation (depreciation) on:
Investments	18
Swap agreements	(1,190)
Futures contracts	21,004
Net change in unrealized appreciation (depreciation)	19,832
Net realized and unrealized loss	(65,268)
Net decrease in net assets resulting from operations	$(29,286)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,982	$602
Net realized loss on investments	(85,100)	(139,000)
Net change in unrealized appreciation (depreciation) on investments	19,832	(2,534)
Net decrease in net assets resulting from operations	(29,286)	(140,932)

Distributions to shareholders	(602)	—

Capital share transactions:
Proceeds from sale of shares	7,045,169	6,585,478
Distributions reinvested	602	—
Cost of shares redeemed	(7,801,393)	(5,730,844)
Net increase (decrease) from capital share transactions	(755,622)	854,634
Net increase (decrease) in net assets	(785,510)	713,702

Net assets:
Beginning of year	1,406,482	692,780
End of year	$620,972	$1,406,482

Capital share activity:
Shares sold	161,195	158,776
Shares issued from reinvestment of distributions	13	—
Shares redeemed	(179,853)	(139,215)
Net increase (decrease) in shares	(18,645)	19,561

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$43.03	$52.78	$61.36	$56.17	$59.56
Income (loss) from investment operations:
Net investment income (loss)[a]	1.27	.05	(.83)	(.76)	.28
Net gain (loss) on investments (realized and unrealized)	(.03)	(9.80)	(7.75)	6.19	(3.17)
Total from investment operations	1.24	(9.75)	(8.58)	5.43	(2.89)
Less distributions from:
Net investment income	(.04)	—	—	(.24)	(.50)
Total distributions	(.04)	—	—	(.24)	(.50)
Net asset value, end of period	$44.23	$43.03	$52.78	$61.36	$56.17

Total Return[b]	2.85%	(18.47%)	(13.98%)	9.69%	(4.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$621	$1,406	$693	$2,332	$587
Ratios to average net assets:
Net investment income (loss)	2.96%	0.12%	(1.43%)	(1.35%)	0.50%
Total expenses[c]	1.97%	1.93%	2.00%	2.00%	2.08%
Net expenses[d]	1.91%	1.85%	1.93%	1.96%	2.00%
Portfolio turnover rate	—	—	93%	129%	187%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2023, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S.

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(j) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$7,759,281	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,513,397	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,960,903	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,028,305

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$1,556,488	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	412,661

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency swap contracts	Unrealized appreciation on OTC swap agreements	—

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2023
Europe 1.25x Strategy Fund	$781	$43,920	$—	$44,701
Japan 2x Strategy Fund	—	90,504	—	90,504
Strengthening Dollar 2x Strategy Fund	—	2,603	1,239	3,842
Weakening Dollar 2x Strategy Fund	—	22,794	1,441	24,235

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2023
Japan 2x Strategy Fund	$4,373	$—	$—	$4,373

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Funds’ Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$361,567	$(71,564)	$—	$290,003
Japan 2x Strategy Fund	682,951	(570,201)	—	112,750
Strengthening Dollar 2x Strategy Fund	—	(117,371)	(13,749)	(131,120)
Weakening Dollar 2x Strategy Fund	—	(84,323)	(802)	(85,125)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$86,668	$18,222	$—	$104,890
Japan 2x Strategy Fund	117,125	14,370	—	131,495
Strengthening Dollar 2x Strategy Fund	—	6,837	14,660	21,497
Weakening Dollar 2x Strategy Fund	—	21,004	(1,190)	19,814

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from

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NOTES TO FINANCIAL STATEMENTS (continued)

or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Currency swap agreements	$1,239	$—	1,239	$—	$—	$1,239
Weakening Dollar 2x Strategy Fund	Currency swap agreements	1,441	—	1,441	—	—	1,441

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs International	Futures contracts	$2,202	$—
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	31,000	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	2,912	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$507

Effective June 1, 2021, GI has contractually agreed to waive and/or reimburse expenses for the Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least

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NOTES TO FINANCIAL STATEMENTS (continued)

thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for each Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Strip
5.35%			0.00%
Due 01/02/24	$31,762,520	$31,776,681	Due 11/15/26	$36,401,131	$32,397,771

J.P. Morgan Securities LLC			U.S. Treasury Note
5.33%			0.50%
Due 01/02/24	39,413,155	39,430,661	Due 05/31/27	45,123,100	40,201,441

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities

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NOTES TO FINANCIAL STATEMENTS (continued)

lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2023, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Value Fund	$10,674	$(10,674)	$—	$11,505	$—	$11,505
Europe 1.25x Strategy Fund	43,838	(43,838)	—	45,662	—	45,662

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Value Fund	$296,989	$—	$296,989
S&P SmallCap 600® Pure Growth Fund	5,759	—	5,759
Europe 1.25x Strategy Fund	11,417	—	11,417
Japan 2x Strategy Fund	1,317	—	1,317
Strengthening Dollar 2x Strategy Fund	6,475	—	6,475
Weakening Dollar 2x Strategy Fund	602	—	602

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$576,892	$3,790,097	$4,366,989
S&P 500® Pure Value Fund	2,171,077	1,065,975	3,237,052
S&P MidCap 400® Pure Growth Fund	—	1,815,529	1,815,529
S&P MidCap 400® Pure Value Fund	1,701,006	469,118	2,170,124
S&P SmallCap 600® Pure Growth Fund	840,197	737,805	1,578,002
S&P SmallCap 600® Pure Value Fund	1,494,113	—	1,494,113

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
S&P 500® Pure Growth Fund	$16,085	$106,226	$2,029,416	$—	$—	$2,151,727
S&P 500® Pure Value Fund	247,455	—	1,407,304	(1,499,891)	—	154,868
S&P MidCap 400® Pure Growth Fund	—	981	897,918	—	—	898,899
S&P MidCap 400® Pure Value Fund	159,153	203,820	1,263,896	—	—	1,626,869
S&P SmallCap 600® Pure Growth Fund	—	—	826,433	(1,138,105)	—	(311,672)
S&P SmallCap 600® Pure Value Fund	—	—	343,905	(183,676)	(981)	159,248
Europe 1.25x Strategy Fund	119,505	—	178,991	(729,042)	—	(430,546)
Japan 2x Strategy Fund	55,630	—	94	(1,981,154)	—	(1,925,430)
Strengthening Dollar 2x Strategy Fund	94,410	—	45	(980,150)	—	(885,695)
Weakening Dollar 2x Strategy Fund	35,982	—	17	(1,700,900)	—	(1,664,901)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Value Fund	$(1,114,780)	$(385,111)	$(1,499,891)
S&P SmallCap 600® Pure Growth Fund	(545,774)	(592,331)	(1,138,105)
S&P SmallCap 600® Pure Value Fund	(92,617)	(91,059)	(183,676)
Europe 1.25x Strategy Fund	(729,042)	—	(729,042)
Japan 2x Strategy Fund	(782,972)	(1,198,182)	(1,981,154)
Strengthening Dollar 2x Strategy Fund	(414,395)	(565,755)	(980,150)
Weakening Dollar 2x Strategy Fund	(698,512)	(1,002,388)	(1,700,900)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P 500® Pure Growth Fund	$258,537
S&P MidCap 400® Pure Growth Fund	472,390
S&P SmallCap 600® Pure Growth Fund	305,540
Europe 1.25x Strategy Fund	332,681
Japan 2x Strategy Fund	244,309

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$(988)	$988
S&P 500® Pure Value Fund	(1)	1
S&P MidCap 400® Pure Growth Fund	(51,915)	51,915
S&P MidCap 400® Pure Value Fund	76,812	(76,812)
S&P SmallCap 600® Pure Growth Fund	(4,207)	4,207
S&P SmallCap 600® Pure Value Fund	(8,982)	8,982

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$20,497,220	$2,100,385	$(70,969)	$2,029,416
S&P 500® Pure Value Fund	18,114,855	1,701,831	(294,527)	1,407,304
S&P MidCap 400® Pure Growth Fund	8,136,773	964,207	(66,289)	897,918
S&P MidCap 400® Pure Value Fund	10,270,009	1,308,833	(44,937)	1,263,896
S&P SmallCap 600® Pure Growth Fund	5,932,259	871,337	(44,904)	826,433
S&P SmallCap 600® Pure Value Fund	9,531,678	388,908	(45,003)	343,905
Europe 1.25x Strategy Fund	2,014,147	186,560	(7,609)	178,951
Japan 2x Strategy Fund	1,486,462	8,437	(8,343)	94
Strengthening Dollar 2x Strategy Fund	4,052,299	45	—	45
Weakening Dollar 2x Strategy Fund	633,198	17	—	17

Note 9 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$43,633,705	$45,650,183
S&P 500® Pure Value Fund	20,839,870	34,426,503
S&P MidCap 400® Pure Growth Fund	19,941,998	23,908,676
S&P MidCap 400® Pure Value Fund	32,119,590	34,479,281
S&P SmallCap 600® Pure Growth Fund	13,697,271	13,838,056
S&P SmallCap 600® Pure Value Fund	24,499,173	23,079,063
Europe 1.25x Strategy Fund	16,754,276	16,309,600
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2023, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$10,221,373	$8,302,435	$(265,584)
S&P 500® Pure Value Fund	4,634,646	7,500,531	87,368
S&P MidCap 400® Pure Growth Fund	1,512,870	2,111,828	339,618
S&P MidCap 400® Pure Value Fund	2,518,946	2,511,476	21,884
S&P SmallCap 600® Pure Growth Fund	1,427,281	1,384,619	269,982
S&P SmallCap 600® Pure Value Fund	2,360,929	1,801,196	324,572
Europe 1.25x Strategy Fund	2,062,431	1,268,948	8,972

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.15% for the year ended December 31, 2023. The Funds did not have any borrowings outstanding under this agreement at December 31, 2023.

The average daily balances borrowed for the year ended December 31, 2023, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$1,679
S&P 500® Pure Value Fund	1,077
S&P MidCap 400® Pure Growth Fund	151
S&P MidCap 400® Pure Value Fund	816
S&P SmallCap 600® Pure Growth Fund	468
S&P SmallCap 600® Pure Value Fund	184

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

96 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® Pure Value Fund	100.00%
S&P SmallCap 600® Pure Growth Fund	100.00%

With respect to the taxable year ended December 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P MidCap 400® Pure Value Fund	$—	$76,363

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

98 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1) (2023-present); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

100 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

102 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

104 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 105

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

106 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 107

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12.31.2023

Rydex Variable Trust Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-ANN-1223X1224

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	71
LEISURE FUND	78
PRECIOUS METALS FUND	85
REAL ESTATE FUND	92
RETAILING FUND	100
TECHNOLOGY FUND	107
TELECOMMUNICATIONS FUND	115
TRANSPORTATION FUND	122
UTILITIES FUND	129
NOTES TO FINANCIAL STATEMENTS	136
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	147
OTHER INFORMATION	148
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	150
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	156

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Sector Funds that are part of the Rydex Variable Trust. This report covers the performance for the annual period ended December 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. Certain of the Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23 percent from 5.03 percent in the fourth quarter, while the 10-year Treasury yield dropped to 3.88 percent from 4.59 percent, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44 percent of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.79%	22.74%	$1,000.00	$1,227.40	$10.05
Basic Materials Fund	1.78%	4.83%	1,000.00	1,048.30	9.19
Biotechnology Fund	1.78%	8.01%	1,000.00	1,080.10	9.33
Consumer Products Fund	1.78%	(3.70%)	1,000.00	963.00	8.81
Electronics Fund	1.77%	10.02%	1,000.00	1,100.20	9.37
Energy Fund	1.78%	6.34%	1,000.00	1,063.40	9.26
Energy Services Fund	1.78%	10.44%	1,000.00	1,104.40	9.44
Financial Services Fund	1.77%	13.38%	1,000.00	1,133.80	9.52
Health Care Fund	1.78%	3.32%	1,000.00	1,033.20	9.12
Internet Fund	1.78%	12.74%	1,000.00	1,127.40	9.54
Leisure Fund	1.78%	3.62%	1,000.00	1,036.20	9.14
Precious Metals Fund	1.67%	3.94%	1,000.00	1,039.40	8.58
Real Estate Fund	1.78%	7.59%	1,000.00	1,075.90	9.31
Retailing Fund	1.79%	7.18%	1,000.00	1,071.80	9.35
Technology Fund	1.77%	11.49%	1,000.00	1,114.90	9.44
Telecommunications Fund	1.79%	3.75%	1,000.00	1,037.50	9.19
Transportation Fund	1.78%	(0.68%)	1,000.00	993.20	8.94
Utilities Fund	1.78%	(1.68%)	1,000.00	983.20	8.90

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.79%	5.00%	$1,000.00	$1,016.18	$9.10
Basic Materials Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Biotechnology Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Consumer Products Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Electronics Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Energy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Energy Services Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Financial Services Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Health Care Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Internet Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Leisure Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Precious Metals Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Real Estate Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Retailing Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Technology Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Telecommunications Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Transportation Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Utilities Fund	1.78%	5.00%	1,000.00	1,016.23	9.05

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the Reporting Period, Banking Fund returned 2.97%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Financials Index returned 12.15%.

The industries that contributed the most to performance were diversified banks, consumer finance, and diversified capital markets. The industries that detracted the most from performance were regional banks and diversified financial services.

The holdings that contributed the most to performance were Capital One Financial Corp., Nu Holdings, Limited/Cayman Islands - Class A, and JPMorgan Chase & Co. The holdings that detracted the most from performance were First Republic Bank, SVB Financial Group, and Signature Bank.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	% of Total Net Assets
Bank of America Corp.	4.0%
Wells Fargo & Co.	4.0%
JPMorgan Chase & Co.	4.0%
Citigroup, Inc.	3.9%
U.S. Bancorp	3.4%
PNC Financial Services Group, Inc.	3.3%
Capital One Financial Corp.	2.9%
Truist Financial Corp.	2.9%
Bank of New York Mellon Corp.	2.6%
Fifth Third Bancorp	2.0%
Top Ten Total	33.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Banking Fund	2.97%	6.04%	4.32%
S&P 500 Financials Index	12.15%	11.97%	10.05%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
BANKING FUND

	Shares	Value
COMMON STOCKS† - 98.5%

Banks - 92.6%
Bank of America Corp.	4,481	$150,881
Wells Fargo & Co.	3,062	150,712
JPMorgan Chase & Co.	877	149,178
Citigroup, Inc.	2,851	146,655
U.S. Bancorp	2,926	126,637
PNC Financial Services Group, Inc.	796	123,261
Truist Financial Corp.	2,928	108,102
Bank of New York Mellon Corp.	1,875	97,594
Fifth Third Bancorp	2,220	76,568
State Street Corp.	945	73,200
M&T Bank Corp.	523	71,693
Regions Financial Corp.	3,486	67,559
Huntington Bancshares, Inc.	5,171	65,775
Northern Trust Corp.	754	63,622
Citizens Financial Group, Inc.	1,848	61,243
NU Holdings Limited/Cayman Islands — Class A*	7,300	60,809
KeyCorp	3,986	57,398
Toronto-Dominion Bank	880	56,866
HDFC Bank Ltd. ADR	770	51,675
East West Bancorp, Inc.	680	48,926
ICICI Bank Ltd. ADR	1,951	46,512
Webster Financial Corp.	902	45,786
Bank of Nova Scotia	931	45,330
Royal Bank of Canada	446	45,104
Comerica, Inc.	771	43,029
First Horizon Corp.	3,026	42,848
Western Alliance Bancorporation	646	42,500
Zions Bancorp North America	918	40,273
Pinnacle Financial Partners, Inc.	454	39,598
Cullen/Frost Bankers, Inc.	360	39,056
SouthState Corp.	457	38,594
Prosperity Bancshares, Inc.	565	38,267
Commerce Bancshares, Inc.	711	37,969
Popular, Inc.	456	37,424
Canadian Imperial Bank of Commerce	775	37,308
Bank OZK	743	37,024
HSBC Holdings plc ADR[1]	906	36,729
Columbia Banking System, Inc.	1,372	36,605
Bank of Montreal	364	36,014
Wintrust Financial Corp.	388	35,987
Cadence Bank	1,203	35,597
Synovus Financial Corp.	936	35,240
United Bankshares, Inc.	922	34,621
FNB Corp.	2,491	34,301
UBS Group AG*	1,097	33,897
Old National Bancorp	2,006	33,881
Valley National Bancorp	3,095	33,612
Home BancShares, Inc.	1,325	33,562
First Citizens BancShares, Inc. — Class A	23	32,636
First Financial Bankshares, Inc.	1,037	31,421
Hancock Whitney Corp.	644	31,292
Ameris Bancorp	557	29,549

United Community Banks, Inc.	976	28,558
UMB Financial Corp.	341	28,491
Barclays plc ADR	3,598	28,352
Cathay General Bancorp	628	27,990
Associated Banc-Corp.	1,308	27,978
Texas Capital Bancshares, Inc.*	430	27,791
Banco Bradesco S.A. ADR	7,859	27,506
International Bancshares Corp.	503	27,323
First Hawaiian, Inc.	1,162	26,563
Bank of Hawaii Corp.	362	26,230
First Interstate BancSystem, Inc. — Class A	828	25,461
Fulton Financial Corp.	1,534	25,250
CVB Financial Corp.	1,222	24,672
Simmons First National Corp. — Class A	1,239	24,582
Seacoast Banking Corporation of Florida	847	24,106
Eastern Bankshares, Inc.	1,639	23,274
BOK Financial Corp.	255	21,841
Bancorp, Inc.*	530	20,437
Independent Bank Corp.	290	19,085
Total Banks		3,495,410

Savings & Loans - 3.0%
New York Community Bancorp, Inc.	4,013	41,053
Pacific Premier Bancorp, Inc.	895	26,053
WSFS Financial Corp.	507	23,287
WaFd, Inc.	682	22,479
Total Savings & Loans		112,872

Diversified Financial Services - 2.9%
Capital One Financial Corp.	832	109,092

Total Common Stocks
(Cost $2,298,643)		3,717,374

PREFERRED STOCKS† - 1.0%

Financial - 1.0%
Itau Unibanco Holding S.A.
ADR	5,708	39,670

Total Preferred Stocks
(Cost $27,512)		39,670

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$9,323	9,323
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	7,513	7,513
Total Repurchase Agreements
(Cost $16,836)		16,836

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
BANKING FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	24,767	$24,767
Total Securities Lending Collateral
(Cost $24,767)		24,767

Total Investments - 100.6%
(Cost $2,367,758)		$3,798,647
Other Assets & Liabilities, net - (0.6)%		(23,858)
Total Net Assets - 100.0%		$3,774,789

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,717,374	$—	$—	$3,717,374
Preferred Stocks	39,670	—	—	39,670
Repurchase Agreements	—	16,836	—	16,836
Securities Lending Collateral	24,767	—	—	24,767
Total Assets	$3,781,811	$16,836	$—	$3,798,647

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $23,716 of securities loaned (cost $2,350,922)	$3,781,811
Repurchase agreements, at value (cost $16,836)	16,836
Receivables:
Fund shares sold	410,227
Securities sold	108,914
Dividends	9,687
Foreign tax reclaims	502
Securities lending income	13
Interest	7
Total assets	4,327,997

Liabilities:
Payable for:
Securities purchased	516,808
Return of securities lending collateral	24,767
Management fees	2,219
Transfer agent fees	876
Investor service fees	653
Portfolio accounting and administration fees	274
Fund shares redeemed	23
Trustees’ fees*	37
Miscellaneous	7,551
Total liabilities	553,208
Net assets	$3,774,789

Net assets consist of:
Paid in capital	$3,306,880
Total distributable earnings (loss)	467,909
Net assets	$3,774,789
Capital shares outstanding	38,955
Net asset value per share	$96.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,830)	$116,908
Interest	932
Income from securities lending, net	875
Total investment income	118,715

Expenses:
Management fees	26,517
Investor service fees	7,799
Transfer agent fees	8,027
Portfolio accounting and administration fees	4,836
Professional fees	4,056
Custodian fees	639
Trustees’ fees*	638
Miscellaneous	3,849
Total expenses	56,361
Less:
Expenses reimbursed by Adviser	(574)
Net expenses	55,787
Net investment income	62,928

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	245,224
Net realized gain	245,224
Net change in unrealized appreciation (depreciation) on:
Investments	(30,082)
Net change in unrealized appreciation (depreciation)	(30,082)
Net realized and unrealized gain	215,142
Net increase in net assets resulting from operations	$278,070

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,928	$51,206
Net realized gain (loss) on investments	245,224	(55,458)
Net change in unrealized appreciation (depreciation) on investments	(30,082)	(1,610,204)
Net increase (decrease) in net assets resulting from operations	278,070	(1,614,456)

Distributions to shareholders	(51,206)	(65,582)

Capital share transactions:
Proceeds from sale of shares	6,793,120	20,272,120
Distributions reinvested	51,206	65,582
Cost of shares redeemed	(6,946,582)	(21,914,174)
Net decrease from capital share transactions	(102,256)	(1,576,472)
Net increase (decrease) in net assets	124,608	(3,256,510)

Net assets:
Beginning of year	3,650,181	6,906,691
End of year	$3,774,789	$3,650,181

Capital share activity:
Shares sold	78,992	182,383
Shares issued from reinvestment of distributions	616	678
Shares redeemed	(79,012)	(203,900)
Net increase (decrease) in shares	596	(20,839)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$95.16	$116.67	$88.04	$97.20	$76.46
Income (loss) from investment operations:
Net investment income (loss)[a]	1.71	1.01	.82	1.18	.94
Net gain (loss) on investments (realized and unrealized)	.95	(20.83)	28.58	(9.63)	20.67
Total from investment operations	2.66	(19.82)	29.40	(8.45)	21.61
Less distributions from:
Net investment income	(.92)	(1.69)	(.77)	(.71)	(.87)
Total distributions	(.92)	(1.69)	(.77)	(.71)	(.87)
Net asset value, end of period	$96.90	$95.16	$116.67	$88.04	$97.20

Total Return[b]	2.97%	(17.02%)	33.49%	(8.46%)	28.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,775	$3,650	$6,907	$4,234	$5,838
Ratios to average net assets:
Net investment income (loss)	2.02%	0.95%	0.73%	1.60%	1.07%
Total expenses	1.81%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	228%	375%	351%	529%	246%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the Reporting Period, Basic Materials Fund returned 8.97%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Materials Index returned 12.55%.

The industries that contributed the most to performance were steel, specialty chemicals, and construction materials. The industries that detracted the most from performance were fertilizers & agricultural chemicals, silver, and precious metals & mining.

The holdings that contributed the most to performance were Linde plc, Sherwin-Williams Co., and Ecolab, Inc. The holdings that detracted the most from performance were FMC Corp., Albemarle Corp., and Corteva, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	% of Total Net Assets
Linde plc	4.5%
Sherwin-Williams Co.	2.8%
Freeport-McMoRan, Inc.	2.7%
Air Products and Chemicals, Inc.	2.5%
Ecolab, Inc.	2.3%
Newmont Corp.	2.3%
Nucor Corp.	2.2%
Vale S.A. ADR	2.1%
Dow, Inc.	2.0%
PPG Industries, Inc.	1.9%
Top Ten Total	25.3%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Basic Materials Fund	8.97%	11.97%	6.49%
S&P 500 Materials Index	12.55%	13.58%	8.60%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are an unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2023
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Chemicals - 36.9%
Linde plc	797	$327,336
Sherwin-Williams Co.	648	202,111
Air Products and Chemicals, Inc.	667	182,625
Ecolab, Inc.	833	165,225
Dow, Inc.	2,686	147,300
PPG Industries, Inc.	920	137,586
DuPont de Nemours, Inc.	1,689	129,935
LyondellBasell Industries N.V. — Class A	1,215	115,522
International Flavors & Fragrances, Inc.	1,309	105,990
Albemarle Corp.	689	99,547
Celanese Corp. — Class A	634	98,505
Nutrien Ltd.	1,675	94,353
CF Industries Holdings, Inc.	1,107	88,006
RPM International, Inc.	787	87,853
Eastman Chemical Co.	851	76,437
Mosaic Co.	2,134	76,248
FMC Corp.	1,072	67,590
Axalta Coating Systems Ltd.*	1,872	63,592
Olin Corp.	1,136	61,287
Element Solutions, Inc.	2,375	54,957
Westlake Corp.	371	51,925
Chemours Co.	1,642	51,789
Huntsman Corp.	1,880	47,244
Ashland, Inc.	541	45,612
Livent Corp.*	2,501	44,968
Balchem Corp.	198	29,452
Total Chemicals		2,652,995

Mining - 22.7%
Freeport-McMoRan, Inc.	4,563	194,247
Newmont Corp.	3,933	162,787
Barrick Gold Corp.	7,147	129,289
Rio Tinto plc ADR	1,357	101,042
BHP Group Ltd. ADR	1,421	97,069
Agnico Eagle Mines Ltd.	1,515	83,098
Wheaton Precious Metals Corp.	1,413	69,717
Southern Copper Corp.	792	68,167
Alcoa Corp.	1,990	67,660
Royal Gold, Inc.	536	64,835
Franco-Nevada Corp.	552	61,167
Pan American Silver Corp.	3,705	60,503
Kinross Gold Corp.	9,691	58,631
Gold Fields Ltd. ADR	3,926	56,770
Anglogold Ashanti plc	3,027	56,575
Sibanye Stillwater Ltd. ADR	9,261	50,287
Sigma Lithium Corp.*,1	1,529	48,209
Alamos Gold, Inc. — Class A	3,415	46,000
B2Gold Corp.	13,915	43,971
MP Materials Corp.*	2,147	42,618
Hecla Mining Co.	7,983	38,398
SSR Mining, Inc.	3,040	32,710
Total Mining		1,633,750

Iron & Steel - 12.4%
Nucor Corp.	893	155,418
Vale S.A. ADR	9,644	152,954
Steel Dynamics, Inc.	845	99,794
Reliance Steel & Aluminum Co.	338	94,532
United States Steel Corp.	1,704	82,900
Cleveland-Cliffs, Inc.*	3,868	78,984
ArcelorMittal S.A.	2,253	63,963
ATI, Inc.*	1,295	58,884
Commercial Metals Co.	1,147	57,396
Gerdau S.A. ADR	10,044	48,713
Total Iron & Steel		893,538

Packaging & Containers - 10.9%
Ball Corp.	1,704	98,014
Packaging Corporation of America	534	86,994
Crown Holdings, Inc.	837	77,079
Westrock Co.	1,793	74,445
Amcor plc	7,146	68,888
AptarGroup, Inc.	523	64,653
Graphic Packaging Holding Co.	2,617	64,509
Berry Global Group, Inc.	948	63,886
Sonoco Products Co.	967	54,026
Sealed Air Corp.	1,465	53,502
Silgan Holdings, Inc.	998	45,160
O-I Glass, Inc.*	2,284	37,412
Total Packaging & Containers		788,568

Building Materials - 8.0%
Martin Marietta Materials, Inc.	265	132,211
Vulcan Materials Co.	569	129,169
CRH plc*	1,253	86,657
Eagle Materials, Inc.	311	63,083
Cemex SAB de CV ADR*	7,757	60,117
Louisiana-Pacific Corp.	727	51,494
Summit Materials, Inc. — Class A*	1,331	51,190
Total Building Materials		573,921

Coal - 3.2%
Teck Resources Ltd. — Class B	2,519	106,478
Alpha Metallurgical Resources, Inc.	122	41,348
Warrior Met Coal, Inc.	674	41,094
Arch Resources, Inc.	232	38,498
Total Coal		227,418

Biotechnology - 1.9%
Corteva, Inc.	2,871	137,578

Household Products & Housewares - 1.3%
Avery Dennison Corp.	468	94,611

Forest Products & Paper - 1.1%
International Paper Co.	2,223	80,361

Housewares - 0.5%
Scotts Miracle-Gro Co. — Class A	598	38,123

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
BASIC MATERIALS FUND

	Shares	Value
Healthcare-Services - 0.3%
Ginkgo Bioworks Holdings, Inc.*,1	10,724	$18,124

Environmental Control - 0.2%
PureCycle Technologies, Inc.*,1	3,886	15,738

Total Common Stocks
(Cost $3,593,128)		7,154,725

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.1%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$41,584	41,584
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	33,512	33,512
Total Repurchase Agreements
(Cost $75,096)		75,096

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	59,876	59,876
Total Securities Lending Collateral
(Cost $59,876)		59,876

Total Investments - 101.3%
(Cost $3,728,100)		$7,289,697
Other Assets & Liabilities, net - (1.3)%		(93,105)
Total Net Assets - 100.0%		$7,196,592

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,154,725	$—	$—	$7,154,725
Repurchase Agreements	—	75,096	—	75,096
Securities Lending Collateral	59,876	—	—	59,876
Total Assets	$7,214,601	$75,096	$—	$7,289,697

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $55,064 of securities loaned (cost $3,653,004)	$7,214,601
Repurchase agreements, at value (cost $75,096)	75,096
Cash	191
Receivables:
Dividends	8,227
Fund shares sold	4,409
Securities lending income	226
Foreign tax reclaims	160
Interest	33
Total assets	7,302,943

Liabilities:
Payable for:
Return of securities lending collateral	59,876
Deferred foreign capital gain taxes	19,017
Management fees	4,913
Transfer agent fees	2,092
Investor service fees	1,445
Fund shares redeemed	749
Portfolio accounting and administration fees	607
Trustees’ fees*	85
Miscellaneous	17,567
Total liabilities	106,351
Net assets	$7,196,592

Net assets consist of:
Paid in capital	$4,344,553
Total distributable earnings (loss)	2,852,039
Net assets	$7,196,592
Capital shares outstanding	70,861
Net asset value per share	$101.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $2,798)	$178,169
Interest	3,707
Income from securities lending, net	1,782
Total investment income	183,658

Expenses:
Management fees	67,989
Investor service fees	19,997
Transfer agent fees	20,727
Professional fees	13,443
Portfolio accounting and administration fees	12,398
Trustees’ fees*	1,544
Custodian fees	1,341
Miscellaneous	6,809
Total expenses	144,248
Less:
Expenses reimbursed by Adviser	(1,380)
Net expenses	142,868
Net investment income	40,790

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	411,482
Net realized gain	411,482
Net change in unrealized appreciation (depreciation) on:
Investments	(126,545)
Net change in unrealized appreciation (depreciation)	(126,545)
Net realized and unrealized gain	284,937
Net increase in net assets resulting from operations	$325,727

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,790	$63,830
Net realized gain (loss) on investments	411,482	(233,063)
Net change in unrealized appreciation (depreciation) on investments	(126,545)	(1,244,132)
Net increase (decrease) in net assets resulting from operations	325,727	(1,413,365)

Distributions to shareholders	—	(211,818)

Capital share transactions:
Proceeds from sale of shares	9,555,855	17,160,930
Distributions reinvested	—	211,818
Cost of shares redeemed	(10,679,600)	(17,002,352)
Net increase (decrease) from capital share transactions	(1,123,745)	370,396
Net decrease in net assets	(798,018)	(1,254,787)

Net assets:
Beginning of year	7,994,610	9,249,397
End of year	$7,196,592	$7,994,610

Capital share activity:
Shares sold	95,957	166,003
Shares issued from reinvestment of distributions	—	2,382
Shares redeemed	(110,875)	(169,900)
Net decrease in shares	(14,918)	(1,515)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$93.20	$105.96	$89.05	$75.99	$65.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.67	.34	.22	.35
Net gain (loss) on investments (realized and unrealized)	7.87	(11.01)	19.78	14.43	13.55
Total from investment operations	8.36	(10.34)	20.12	14.65	13.90
Less distributions from:
Net investment income	—	(.56)	(.59)	(.97)	—
Net realized gains	—	(1.86)	(2.62)	(.62)	(3.33)
Total distributions	—	(2.42)	(3.21)	(1.59)	(3.33)
Net asset value, end of period	$101.56	$93.20	$105.96	$89.05	$75.99

Total Return[b]	8.97%	(9.65%)	22.94%	19.75%	21.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,197	$7,995	$9,249	$8,273	$6,550
Ratios to average net assets:
Net investment income (loss)	0.51%	0.68%	0.33%	0.31%	0.49%
Total expenses	1.80%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	141%	185%	149%	194%	88%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the Reporting Period, Biotechnology Fund returned 5.53%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Health Care Index returned 2.06%.

The industries that contributed the most to performance were biotechnology and health care equipment. The industries that detracted the most from performance were fertilizers & agricultural chemicals, pharmaceuticals, and life sciences tools & services.

The holdings that contributed the most to performance were Seagen, Inc., Vertex Pharmaceuticals, Inc., and ImmunoGen, Inc. The holdings that detracted the most from performance were Moderna, Inc., Illumina, Inc., and Corteva, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	% of Total Net Assets
AbbVie, Inc.	7.8%
Amgen, Inc.	5.9%
Vertex Pharmaceuticals, Inc.	4.6%
Gilead Sciences, Inc.	4.4%
Regeneron Pharmaceuticals, Inc.	4.2%
Moderna, Inc.	3.0%
Biogen, Inc.	2.9%
Corteva, Inc.	2.8%
AstraZeneca plc ADR	2.6%
Illumina, Inc.	2.3%
Top Ten Total	40.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Biotechnology Fund	5.53%	7.01%	6.64%
S&P 500 Health Care Index	2.06%	11.59%	11.35%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Biotechnology - 74.9%
Amgen, Inc.	2,495	$718,610
Vertex Pharmaceuticals, Inc.*	1,366	555,812
Gilead Sciences, Inc.	6,576	532,722
Regeneron Pharmaceuticals, Inc.*	590	518,191
Moderna, Inc.*	3,691	367,070
Biogen, Inc.*	1,383	357,879
Corteva, Inc.	7,028	336,782
Illumina, Inc.*	2,046	284,885
Alnylam Pharmaceuticals, Inc.*	1,485	284,244
Cytokinetics, Inc.*	2,971	248,049
BioMarin Pharmaceutical, Inc.*	2,512	242,207
Royalty Pharma plc — Class A	7,440	208,990
Incyte Corp.*	3,283	206,140
Legend Biotech Corp. ADR*	3,102	186,647
United Therapeutics Corp.*	779	171,294
Sarepta Therapeutics, Inc.*	1,768	170,488
ImmunoGen, Inc.*	5,374	159,339
Exelixis, Inc.*	6,619	158,790
Intra-Cellular Therapies, Inc.*	2,154	154,269
Ionis Pharmaceuticals, Inc.*	2,986	151,062
BioNTech SE ADR*	1,348	142,268
Bridgebio Pharma, Inc.*	3,465	139,882
Karuna Therapeutics, Inc.*	438	138,631
Roivant Sciences Ltd.*	11,977	134,502
ACADIA Pharmaceuticals, Inc.*	4,182	130,938
Blueprint Medicines Corp.*	1,418	130,796
Apellis Pharmaceuticals, Inc.*	2,175	130,195
Argenx SE ADR*	340	129,346
REVOLUTION Medicines, Inc.*	4,469	128,171
CRISPR Therapeutics AG*	2,033	127,266
Amicus Therapeutics, Inc.*	8,963	127,185
Insmed, Inc.*	4,040	125,200
Halozyme Therapeutics, Inc.*	3,204	118,420
Ultragenyx Pharmaceutical, Inc.*	2,446	116,968
Arrowhead Pharmaceuticals, Inc.*	3,677	112,516
Mirati Therapeutics, Inc.*	1,867	109,686
Guardant Health, Inc.*	3,728	100,842
Immunovant, Inc.*	2,214	93,276
Intellia Therapeutics, Inc.*	3,023	92,171
Axsome Therapeutics, Inc.*	1,100	87,549
TG Therapeutics, Inc.*	5,115	87,364
Iovance Biotherapeutics, Inc.*	10,383	84,414
PTC Therapeutics, Inc.*	3,002	82,735
Prothena Corporation plc*	2,243	81,511
Dynavax Technologies Corp.*	5,524	77,225
Beam Therapeutics, Inc.*,1	2,671	72,705
Akero Therapeutics, Inc.*	2,842	66,361
Krystal Biotech, Inc.*	503	62,402
Sage Therapeutics, Inc.*	2,835	61,434
Novavax, Inc.*	8,116	38,957
Total Biotechnology		9,144,386

Pharmaceuticals - 18.6%
AbbVie, Inc.	6,133	950,431
AstraZeneca plc ADR	4,741	319,306
Viatris, Inc.	19,614	212,420
Neurocrine Biosciences, Inc.*	1,589	209,367
Alkermes plc*	5,997	166,357
Jazz Pharmaceuticals plc*	1,266	155,718
Vaxcyte, Inc.*	2,021	126,919
Ironwood Pharmaceuticals, Inc. — Class A*	6,440	73,673
Madrigal Pharmaceuticals, Inc.*	266	61,547
Total Pharmaceuticals		2,275,738

Healthcare-Products - 5.2%
Exact Sciences Corp.*	2,962	219,129
Natera, Inc.*	2,486	155,723
Novocure Ltd.*	10,423	155,615
Pacific Biosciences of California, Inc.*	10,074	98,826
Total Healthcare-Products		629,293

Healthcare-Services - 1.1%
Medpace Holdings, Inc.*	457	140,084

Total Common Stocks
(Cost $6,033,988)		12,189,501

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$31,002	31,002
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	24,984	24,984
Total Repurchase Agreements
(Cost $55,986)		55,986

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class X, 5.29%[4]	51,045	51,045
Total Securities Lending Collateral
(Cost $51,045)		51,045

Total Investments - 100.7%
(Cost $6,141,019)		$12,296,532
Other Assets & Liabilities, net - (0.7)%		(86,619)
Total Net Assets - 100.0%		$12,209,913

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,189,501	$—	$—	$12,189,501
Repurchase Agreements	—	55,986	—	55,986
Securities Lending Collateral	51,045	—	—	51,045
Total Assets	$12,240,546	$55,986	$—	$12,296,532

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $45,566 of securities loaned (cost $6,085,033)	$12,240,546
Repurchase agreements, at value (cost $55,986)	55,986
Receivables:
Fund shares sold	9,199
Foreign tax reclaims	476
Securities lending income	442
Interest	25
Total assets	12,306,674

Liabilities:
Payable for:
Return of securities lending collateral	51,045
Professional fees	17,107
Management fees	8,360
Printing fees	4,124
Transfer agent fees	3,565
Investor service fees	2,459
Portfolio accounting and administration fees	1,033
Fund shares redeemed	323
Trustees’ fees*	145
Miscellaneous	8,600
Total liabilities	96,761
Net assets	$12,209,913

Net assets consist of:
Paid in capital	$6,327,278
Total distributable earnings (loss)	5,882,635
Net assets	$12,209,913
Capital shares outstanding	147,335
Net asset value per share	$82.87

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $26)	$123,747
Interest	4,146
Income from securities lending, net	4,802
Total investment income	132,695

Expenses:
Management fees	109,274
Investor service fees	32,139
Transfer agent fees	33,617
Professional fees	24,789
Portfolio accounting and administration fees	19,926
Trustees’ fees*	2,698
Custodian fees	2,061
Line of credit fees	52
Miscellaneous	7,294
Total expenses	231,850
Less:
Expenses reimbursed by Adviser	(2,432)
Net expenses	229,418
Net investment loss	(96,723)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,449,943
Net realized gain	2,449,943
Net change in unrealized appreciation (depreciation) on:
Investments	(1,829,176)
Net change in unrealized appreciation (depreciation)	(1,829,176)
Net realized and unrealized gain	620,767
Net increase in net assets resulting from operations	$524,044

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(96,723)	$(114,010)
Net realized gain (loss) on investments	2,449,943	(1,180,019)
Net change in unrealized appreciation (depreciation) on investments	(1,829,176)	(1,632,959)
Net increase (decrease) in net assets resulting from operations	524,044	(2,926,988)

Distributions to shareholders	(132,244)	(1,396,614)

Capital share transactions:
Proceeds from sale of shares	4,806,984	15,586,092
Distributions reinvested	132,244	1,396,614
Cost of shares redeemed	(9,651,956)	(18,754,544)
Net decrease from capital share transactions	(4,712,728)	(1,771,838)
Net decrease in net assets	(4,320,928)	(6,095,440)

Net assets:
Beginning of year	16,530,841	22,626,281
End of year	$12,209,913	$16,530,841

Capital share activity:
Shares sold	61,602	194,819
Shares issued from reinvestment of distributions	1,713	17,860
Shares redeemed	(124,262)	(232,747)
Net decrease in shares	(60,947)	(20,068)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$79.37	$99.09	$107.01	$94.84	$78.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.57)	(1.04)	(.91)	(.83)
Net gain (loss) on investments (realized and unrealized)	4.90	(12.71)	3.01	20.68	19.81
Total from investment operations	4.32	(13.28)	1.97	19.77	18.98
Less distributions from:
Net realized gains	(.82)	(6.44)	(9.89)	(7.60)	(2.30)
Total distributions	(.82)	(6.44)	(9.89)	(7.60)	(2.30)
Net asset value, end of period	$82.87	$79.37	$99.09	$107.01	$94.84

Total Return[b]	5.53%	(13.31%)	1.42%	21.31%	24.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,210	$16,531	$22,626	$24,622	$21,687
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.70%)	(0.98%)	(0.94%)	(0.95%)
Total expenses	1.80%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.78%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	74%	116%	118%	160%	105%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the Reporting Period, Consumer Products Fund returned -3.30%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Consumer Staples Index returned 0.52%.

The industries that contributed the most to performance were soft drinks, food retail, and brewers. The industries that detracted the most from performance were packaged foods & meats, personal care products, and agricultural products & services.

The holdings that contributed the most to performance were Fomento Economico Mexicano SAB de CV ADR, Celsius Holdings, Inc., and Mondelez International, Inc. - Class A. The holdings that detracted the most from performance were Estee Lauder Companies, Inc. - Class A, Archer-Daniels-Midland Co., and General Mills, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings	% of Total Net Assets
Procter & Gamble Co.	6.6%
PepsiCo, Inc.	5.4%
Coca-Cola Co.	5.4%
Philip Morris International, Inc.	4.3%
Mondelez International, Inc. — Class A	3.5%
Altria Group, Inc.	2.9%
Colgate-Palmolive Co.	2.9%
Estee Lauder Companies, Inc. — Class A	2.6%
Monster Beverage Corp.	2.4%
Kimberly-Clark Corp.	2.3%
Top Ten Total	38.3%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Consumer Products Fund	(3.30%)	6.88%	5.60%
S&P 500 Consumer Staples Index	0.52%	10.86%	8.54%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2023
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Food - 33.5%
Mondelez International, Inc. — Class A	4,178	$302,613
Hershey Co.	988	184,203
General Mills, Inc.	2,822	183,825
Sysco Corp.	2,474	180,924
Kroger Co.	3,693	168,807
Kraft Heinz Co.	4,447	164,450
Tyson Foods, Inc. — Class A	2,475	133,031
McCormick & Company, Inc.	1,893	129,519
Lamb Weston Holdings, Inc.	1,140	123,223
Kellanova	2,126	118,865
J M Smucker Co.	875	110,582
Conagra Brands, Inc.	3,825	109,624
Performance Food Group Co.*	1,479	102,273
US Foods Holding Corp.*	2,159	98,040
Hormel Foods Corp.	2,878	92,413
Campbell Soup Co.	2,036	88,016
Albertsons Companies, Inc. — Class A	3,699	85,077
Ingredion, Inc.	748	81,180
Sprouts Farmers Market, Inc.*	1,418	68,220
Post Holdings, Inc.*	713	62,787
Flowers Foods, Inc.	2,698	60,732
Simply Good Foods Co.*	1,431	56,668
Cal-Maine Foods, Inc.	886	50,847
Grocery Outlet Holding Corp.*	1,673	45,104
Lancaster Colony Corp.	250	41,597
Pilgrim’s Pride Corp.*	1,197	33,109
Total Food		2,875,729

Beverages - 26.2%
PepsiCo, Inc.	2,747	466,551
Coca-Cola Co.	7,805	459,949
Monster Beverage Corp.*	3,579	206,186
Constellation Brands, Inc. — Class A	798	192,917
Keurig Dr Pepper, Inc.	5,332	177,662
Brown-Forman Corp. — Class B	2,820	161,022
Coca-Cola Europacific Partners plc	2,041	136,216
Anheuser-Busch InBev S.A. ADR[1]	1,866	120,581
Fomento Economico Mexicano SAB de CV ADR	863	112,492
Molson Coors Beverage Co. — Class B	1,717	105,098
Celsius Holdings, Inc.*	1,631	88,922
Coca-Cola Consolidated, Inc.	26	24,138
Total Beverages		2,251,734

Cosmetics & Personal Care - 16.7%
Procter & Gamble Co.	3,864	566,230
Colgate-Palmolive Co.	3,117	248,456
Estee Lauder Companies, Inc. — Class A	1,503	219,814
Kenvue, Inc.	8,703	187,376
Unilever plc ADR	2,418	117,225
elf Beauty, Inc.*	621	89,635
Total Cosmetics & Personal Care		1,428,736

Agriculture - 13.2%
Philip Morris International, Inc.	3,961	372,651
Altria Group, Inc.	6,266	252,770
Archer-Daniels-Midland Co.	2,543	183,656
Bunge Global S.A.	1,180	119,121
British American Tobacco plc ADR	3,961	116,018
Darling Ingredients, Inc.*	1,717	85,575
Total Agriculture		1,129,791

Household Products & Housewares - 6.6%
Kimberly-Clark Corp.	1,603	194,780
Church & Dwight Company, Inc.	1,555	147,041
Clorox Co.	894	127,475
Spectrum Brands Holdings, Inc.	662	52,808
WD-40 Co.	194	46,380
Total Household Products & Housewares		568,484

Retail - 1.9%
Casey’s General Stores, Inc.	353	96,983
Freshpet, Inc.*	768	66,632
Total Retail		163,615

Pharmaceuticals - 1.0%
BellRing Brands, Inc.*	1,489	82,535

Food Service - 0.4%
Sovos Brands, Inc.*	1,441	31,745

Total Common Stocks
(Cost $4,035,635)		8,532,369

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$25,988	25,988
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	20,944	20,944
Total Repurchase Agreements
(Cost $46,932)		46,932

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class X, 5.29%[4]	23,418	23,418
Total Securities Lending Collateral
(Cost $23,418)		23,418

Total Investments - 100.3%
(Cost $4,105,985)		$8,602,719
Other Assets & Liabilities, net - (0.3)%		(25,098)
Total Net Assets - 100.0%		$8,577,621

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,532,369	$—	$—	$8,532,369
Repurchase Agreements	—	46,932	—	46,932
Securities Lending Collateral	23,418	—	—	23,418
Total Assets	$8,555,787	$46,932	$—	$8,602,719

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $22,746 of securities loaned (cost $4,059,053)	$8,555,787
Repurchase agreements, at value (cost $46,932)	46,932
Receivables:
Dividends	23,358
Fund shares sold	9,693
Securities lending income	210
Interest	21
Total assets	8,636,001

Liabilities:
Payable for:
Return of securities lending collateral	23,418
Professional fees	12,604
Management fees	6,164
Printing fees	3,039
Transfer agent fees	2,895
Investor service fees	1,813
Portfolio accounting and administration fees	761
Fund shares redeemed	653
Trustees’ fees*	109
Miscellaneous	6,924
Total liabilities	58,380
Net assets	$8,577,621

Net assets consist of:
Paid in capital	$4,805,488
Total distributable earnings (loss)	3,772,133
Net assets	$8,577,621
Capital shares outstanding	125,508
Net asset value per share	$68.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$283,340
Interest	3,301
Income from securities lending, net	11,792
Total investment income	298,433

Expenses:
Management fees	93,666
Investor service fees	27,549
Transfer agent fees	28,740
Professional fees	18,621
Portfolio accounting and administration fees	17,080
Trustees’ fees*	2,235
Custodian fees	1,787
Line of credit fees	53
Miscellaneous	9,109
Total expenses	198,840
Less:
Expenses reimbursed by Adviser	(1,981)
Net expenses	196,859
Net investment income	101,574

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	264,759
Net realized gain	264,759
Net change in unrealized appreciation (depreciation) on:
Investments	(1,027,320)
Net change in unrealized appreciation (depreciation)	(1,027,320)
Net realized and unrealized loss	(762,561)
Net decrease in net assets resulting from operations	$(660,987)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$101,574	$145,745
Net realized gain on investments	264,759	671,922
Net change in unrealized appreciation (depreciation) on investments	(1,027,320)	(1,400,905)
Net decrease in net assets resulting from operations	(660,987)	(583,238)

Distributions to shareholders	(200,079)	(830,901)

Capital share transactions:
Proceeds from sale of shares	13,174,001	20,022,209
Distributions reinvested	200,079	830,901
Cost of shares redeemed	(16,767,946)	(22,281,430)
Net decrease from capital share transactions	(3,393,866)	(1,428,320)
Net decrease in net assets	(4,254,932)	(2,842,459)

Net assets:
Beginning of year	12,832,553	15,675,012
End of year	$8,577,621	$12,832,553

Capital share activity:
Shares sold	183,263	264,550
Shares issued from reinvestment of distributions	2,816	11,885
Shares redeemed	(238,899)	(299,900)
Net decrease in shares	(52,820)	(23,465)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$71.96	$77.68	$70.88	$67.43	$55.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.81	.50	.51	.56
Net gain (loss) on investments (realized and unrealized)	(2.99)	(1.66)	7.00	4.44	11.84
Total from investment operations	(2.34)	(.85)	7.50	4.95	12.40
Less distributions from:
Net investment income	(.93)	(.54)	(.64)	(.59)	(.60)
Net realized gains	(.35)	(4.33)	(.06)	(.91)	(.15)
Total distributions	(1.28)	(4.87)	(.70)	(1.50)	(.75)
Net asset value, end of period	$68.34	$71.96	$77.68	$70.88	$67.43

Total Return[b]	(3.30%)	(0.91%)	10.62%	7.58%	22.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,578	$12,833	$15,675	$15,787	$18,606
Ratios to average net assets:
Net investment income (loss)	0.92%	1.10%	0.68%	0.79%	0.88%
Total expenses	1.80%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	126%	149%	162%	155%	177%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the Reporting Period, Electronics Fund returned 54.75%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Information Technology Index returned 57.84%.

The industries that contributed the most to performance were semiconductors and semiconductor materials & equipment. The industries that detracted the most from performance were life sciences tools & services and electrical components & equipment.

The holdings that contributed the most to performance were NVIDIA Corp., Broadcom, Inc. and Advanced Micro Devices, Inc. The holdings that detracted the most from performance were Enphase Energy, Inc., SolarEdge Technologies, Inc., and Wolfspeed, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings	% of Total Net Assets
NVIDIA Corp.	11.5%
Broadcom, Inc.	8.2%
Advanced Micro Devices, Inc.	5.3%
Intel Corp.	5.2%
QUALCOMM, Inc.	4.3%
Texas Instruments, Inc.	4.2%
Applied Materials, Inc.	4.0%
Lam Research Corp.	3.5%
Micron Technology, Inc.	3.4%
Analog Devices, Inc.	3.4%
Top Ten Total	53.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Electronics Fund	54.75%	29.03%	20.45%
S&P 500 Information Technology Index	57.84%	26.95%	20.79%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Semiconductors - 92.6%
NVIDIA Corp.	8,202	$4,061,794
Broadcom, Inc.	2,595	2,896,669
Advanced Micro Devices, Inc.*	12,642	1,863,557
Intel Corp.	36,471	1,832,668
QUALCOMM, Inc.	10,554	1,526,425
Texas Instruments, Inc.	8,785	1,497,491
Applied Materials, Inc.	8,713	1,412,116
Lam Research Corp.	1,578	1,235,984
Micron Technology, Inc.	14,051	1,199,112
Analog Devices, Inc.	5,989	1,189,176
KLA Corp.	1,825	1,060,872
Marvell Technology, Inc.	14,649	883,481
Microchip Technology, Inc.	9,057	816,760
NXP Semiconductor N.V.	3,375	775,170
ON Semiconductor Corp.*	8,650	722,534
ASML Holding N.V. — Class G	873	660,791
Monolithic Power Systems, Inc.	1,036	653,488
Taiwan Semiconductor Manufacturing Company Ltd. ADR	5,357	557,128
Entegris, Inc.	4,327	518,461
Skyworks Solutions, Inc.	4,561	512,748
Teradyne, Inc.	4,687	508,633
STMicroelectronics N.V. — Class Y	8,472	424,701
Qorvo, Inc.*	3,578	402,919
United Microelectronics Corp. ADR[1]	47,012	397,722
ASE Technology Holding Company Ltd. ADR	41,718	392,566
Kulicke & Soffa Industries, Inc.	7,147	391,084
Lattice Semiconductor Corp.*	5,491	378,824
MKS Instruments, Inc.	3,265	335,871
Rambus, Inc.*	4,749	324,119
Wolfspeed, Inc.*	6,515	283,468
GLOBALFOUNDRIES, Inc.*,1	4,571	277,003
MACOM Technology Solutions Holdings, Inc.*	2,912	270,670
Synaptics, Inc.*	2,257	257,479
Amkor Technology, Inc.	7,651	254,549
Power Integrations, Inc.	3,081	252,981
Cirrus Logic, Inc.*	3,031	252,149
Silicon Laboratories, Inc.*	1,866	246,816
Axcelis Technologies, Inc.*	1,885	244,466
Diodes, Inc.*	2,890	232,703
Allegro MicroSystems, Inc.*	6,020	182,225
Ambarella, Inc.*	2,946	180,560
Impinj, Inc.*	1,522	137,026
Semtech Corp.*	5,992	131,285
Aehr Test Systems*	3,603	95,588
Total Semiconductors		32,731,832

Energy-Alternate Sources - 5.7%
Enphase Energy, Inc.*	4,054	535,696
First Solar, Inc.*	3,090	532,345
SolarEdge Technologies, Inc.*	5,554	519,854
Canadian Solar, Inc.*,1	16,186	424,559
Total Energy-Alternate Sources		2,012,454

Electrical Components & Equipment - 1.0%
Universal Display Corp.	1,819	347,902

Telecommunications - 0.5%
Credo Technology Group Holding Ltd.*	9,802	190,845

Total Common Stocks
(Cost $20,716,461)		35,283,033

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$99,788	99,788
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	80,418	80,418
Total Repurchase Agreements
(Cost $180,206)		180,206

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	682,156	682,156
Total Securities Lending Collateral
(Cost $682,156)		682,156

Total Investments - 102.2%
(Cost $21,578,823)		$36,145,395
Other Assets & Liabilities, net - (2.2)%		(793,742)
Total Net Assets - 100.0%		$35,351,653

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,283,033	$—	$—	$35,283,033
Repurchase Agreements	—	180,206	—	180,206
Securities Lending Collateral	682,156	—	—	682,156
Total Assets	$35,965,189	$180,206	$—	$36,145,395

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $655,141 of securities loaned (cost $21,398,617)	$35,965,189
Repurchase agreements, at value (cost $180,206)	180,206
Receivables:
Securities sold	673,095
Dividends	12,314
Securities lending income	681
Interest	80
Total assets	36,831,565

Liabilities:
Payable for:
Return of securities lending collateral	682,156
Fund shares redeemed	666,813
Management fees	24,534
Transfer agent fees	9,920
Investor service fees	7,216
Portfolio accounting and administration fees	3,031
Trustees’ fees*	418
Miscellaneous	85,824
Total liabilities	1,479,912
Net assets	$35,351,653

Net assets consist of:
Paid in capital	$21,464,038
Total distributable earnings (loss)	13,887,615
Net assets	$35,351,653
Capital shares outstanding	172,962
Net asset value per share	$204.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $2,665)	$298,906
Interest	10,361
Income from securities lending, net	6,522
Total investment income	315,789

Expenses:
Management fees	226,884
Investor service fees	66,731
Transfer agent fees	61,336
Professional fees	60,975
Portfolio accounting and administration fees	41,372
Custodian fees	3,827
Trustees’ fees*	3,002
Miscellaneous	18,253
Total expenses	482,380
Less:
Expenses reimbursed by Adviser	(6,511)
Net expenses	475,869
Net investment loss	(160,080)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	352,270
Net realized gain	352,270
Net change in unrealized appreciation (depreciation) on:
Investments	9,835,469
Net change in unrealized appreciation (depreciation)	9,835,469
Net realized and unrealized gain	10,187,739
Net increase in net assets resulting from operations	$10,027,659

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(160,080)	$(61,055)
Net realized gain on investments	352,270	1,725,567
Net change in unrealized appreciation (depreciation) on investments	9,835,469	(6,311,752)
Net increase (decrease) in net assets resulting from operations	10,027,659	(4,647,240)

Distributions to shareholders	(745,906)	(371,881)

Capital share transactions:
Proceeds from sale of shares	30,802,821	11,568,962
Distributions reinvested	745,906	371,881
Cost of shares redeemed	(16,285,364)	(12,678,763)
Net increase (decrease) from capital share transactions	15,263,363	(737,920)
Net increase (decrease) in net assets	24,545,116	(5,757,041)

Net assets:
Beginning of year	10,806,537	16,563,578
End of year	$35,351,653	$10,806,537

Capital share activity:
Shares sold	185,317	77,122
Shares issued from reinvestment of distributions	3,873	2,554
Shares redeemed	(96,224)	(78,267)
Net increase in shares	92,966	1,409

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$135.09	$210.77	$162.39	$105.84	$67.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.04)	(.99)	(1.50)	(.73)	(.20)
Net gain (loss) on investments (realized and unrealized)	74.72	(67.42)	60.92	59.27	39.89
Total from investment operations	73.68	(68.41)	59.42	58.54	39.69
Less distributions from:
Net realized gains	(4.38)	(7.27)	(11.04)	(1.99)	(1.15)
Total distributions	(4.38)	(7.27)	(11.04)	(1.99)	(1.15)
Net asset value, end of period	$204.39	$135.09	$210.77	$162.39	$105.84

Total Return[b]	54.75%	(32.70%)	38.25%	55.96%	59.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,352	$10,807	$16,564	$12,151	$11,293
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.62%)	(0.82%)	(0.62%)	(0.23%)
Total expenses	1.81%	1.77%	1.70%	1.82%	1.82%
Net expenses[c]	1.78%	1.77%	1.70%	1.82%	1.82%
Portfolio turnover rate	70%	115%	197%	158%	208%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the Reporting Period, Energy Fund returned 1.61%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Energy Index returned -1.33%.

The industries that contributed the most to performance were oil & gas exploration & production, oil & gas storage & transportation, oil & gas refining & marketing, and oil & gas equipment & services. The industries that detracted the most from performance were semiconductor materials & equipment, electrical components & equipment, and construction & engineering.

The holdings that contributed the most to performance were Petroleo Brasileiro S.A. ADR, Phillips 66, and Marathon Petroleum Corp. The holdings that detracted the most from performance were SolarEdge Technologies, Inc., Enphase Energy, Inc., and Chevron Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings	% of Total Net Assets
Exxon Mobil Corp.	5.9%
Chevron Corp.	4.9%
ConocoPhillips	3.5%
Schlumberger N.V.	2.6%
EOG Resources, Inc.	2.5%
Phillips 66	2.3%
Marathon Petroleum Corp.	2.3%
Pioneer Natural Resources Co.	2.1%
Valero Energy Corp.	2.0%
SolarEdge Technologies, Inc.	2.0%
Top Ten Total	30.1%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Energy Fund	1.61%	9.77%	(1.84%)
S&P 500 Energy Index	(1.33%)	13.40%	3.48%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2023
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Oil & Gas - 64.2%
Exxon Mobil Corp.	9,754	$975,205
Chevron Corp.	5,487	818,441
ConocoPhillips	5,045	585,573
EOG Resources, Inc.	3,446	416,794
Phillips 66	2,901	386,239
Marathon Petroleum Corp.	2,523	374,312
Pioneer Natural Resources Co.	1,568	352,612
Valero Energy Corp.	2,570	334,100
Hess Corp.	2,260	325,802
Occidental Petroleum Corp.	5,285	315,567
Devon Energy Corp.	5,942	269,173
Diamondback Energy, Inc.	1,700	263,636
Shell plc ADR	3,845	253,001
Petroleo Brasileiro S.A. ADR	15,344	245,044
BP plc ADR	6,784	240,154
Coterra Energy, Inc. — Class A	8,493	216,741
Equities Corp.	5,236	202,424
Suncor Energy, Inc.	6,116	195,957
Canadian Natural Resources Ltd.	2,911	190,729
Marathon Oil Corp.	7,687	185,718
Ovintiv, Inc.	3,989	175,197
Cenovus Energy, Inc.	10,161	169,181
APA Corp.	4,682	167,990
Chesapeake Energy Corp.	2,006	154,342
Permian Resources Corp.	11,294	153,598
HF Sinclair Corp.	2,495	138,647
Equinor ASA ADR[1]	4,318	136,621
Southwestern Energy Co.*	20,739	135,840
Range Resources Corp.	4,391	133,662
Antero Resources Corp.*	5,649	128,119
Matador Resources Co.	2,221	126,286
Murphy Oil Corp.	2,944	125,591
Civitas Resources, Inc.	1,831	125,204
Weatherford International plc*	1,271	124,342
Noble Corporation plc	2,548	122,712
Transocean Ltd.*	17,660	112,141
PBF Energy, Inc. — Class A	2,512	110,427
SM Energy Co.	2,798	108,339
Chord Energy Corp.	651	108,216
Valaris Ltd.*	1,534	105,186
Patterson-UTI Energy, Inc.	9,454	102,103
Magnolia Oil & Gas Corp. — Class A	4,784	101,851
California Resources Corp.	1,811	99,025
Northern Oil and Gas, Inc.	2,451	90,859
Kosmos Energy Ltd.*	13,196	88,545
Helmerich & Payne, Inc.	2,427	87,906
CNX Resources Corp.*	4,286	85,720
Callon Petroleum Co.*	2,192	71,021
Delek US Holdings, Inc.	2,418	62,384
Comstock Resources, Inc.	4,975	44,029
Total Oil & Gas		10,642,306

Pipelines - 14.1%
Williams Companies, Inc.	9,257	322,421
ONEOK, Inc.	4,559	320,133
Cheniere Energy, Inc.	1,793	306,083
Kinder Morgan, Inc.	16,327	288,008
Targa Resources Corp.	2,518	218,739
Enbridge, Inc.	5,463	196,777
TC Energy Corp.	3,950	154,406
Golar LNG Ltd.	5,163	118,697
DT Midstream, Inc.	2,041	111,847
Pembina Pipeline Corp.	3,111	107,081
Equitrans Midstream Corp.	10,161	103,439
New Fortress Energy, Inc.	2,402	90,627
Total Pipelines		2,338,258

Oil & Gas Services - 9.8%
Schlumberger N.V.	8,402	437,240
Baker Hughes Co.	8,771	299,793
Halliburton Co.	7,582	274,089
TechnipFMC plc	8,319	167,545
NOV, Inc.	7,119	144,373
ChampionX Corp.	4,034	117,833
Tidewater, Inc.*	1,440	103,839
Liberty Energy, Inc. — Class A	4,585	83,172
Total Oil & Gas Services		1,627,884

Energy-Alternate Sources - 6.2%
SolarEdge Technologies, Inc.*	3,520	329,472
Enphase Energy, Inc.*	1,725	227,941
First Solar, Inc.*	1,313	226,204
Sunrun, Inc.*	5,955	116,897
Plug Power, Inc.*,1	13,349	60,070
Green Plains, Inc.*	2,228	56,190
Total Energy-Alternate Sources		1,016,774

Transportation - 1.5%
Scorpio Tankers, Inc.	2,077	126,282
Frontline plc	5,740	115,087
Total Transportation		241,369

Mining - 1.4%
Cameco Corp.	3,685	158,824
Uranium Energy Corp.*	11,800	75,520
Total Mining		234,344

Coal - 0.8%
Peabody Energy Corp.	3,361	81,739
CONSOL Energy, Inc.	490	49,260
Total Coal		130,999

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	3,479	120,930

Retail - 0.7%
Murphy USA, Inc.	330	117,665

Total Common Stocks
(Cost $8,684,609)		16,470,529

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$85,154	$85,154
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	68,624	68,624
Total Repurchase Agreements
(Cost $153,778)		153,778

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	117,571	117,571
Total Securities Lending Collateral
(Cost $117,571)		117,571

Total Investments - 101.0%
(Cost $8,955,958)		$16,741,878
Other Assets & Liabilities, net - (1.0)%		(166,757)
Total Net Assets - 100.0%		$16,575,121

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,470,529	$—	$—	$16,470,529
Repurchase Agreements	—	153,778	—	153,778
Securities Lending Collateral	117,571	—	—	117,571
Total Assets	$16,588,100	$153,778	$—	$16,741,878

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $111,366 of securities loaned (cost $8,802,180)	$16,588,100
Repurchase agreements, at value (cost $153,778)	153,778
Cash	1,812
Receivables:
Dividends	26,935
Fund shares sold	2,257
Securities lending income	164
Interest	69
Total assets	16,773,115

Liabilities:
Payable for:
Return of securities lending collateral	117,571
Fund shares redeemed	21,218
Management fees	10,459
Transfer agent fees	6,348
Investor service fees	3,076
Portfolio accounting and administration fees	1,292
Trustees’ fees*	182
Miscellaneous	37,848
Total liabilities	197,994
Net assets	$16,575,121

Net assets consist of:
Paid in capital	$12,205,056
Total distributable earnings (loss)	4,370,065
Net assets	$16,575,121
Capital shares outstanding	67,501
Net asset value per share	$245.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $8,302)	$742,664
Interest	6,198
Income from securities lending, net	1,870
Total investment income	750,732

Expenses:
Management fees	186,684
Investor service fees	54,907
Transfer agent fees	56,588
Professional fees	46,350
Portfolio accounting and administration fees	34,042
Printing fees	5,223
Trustees’ fees*	4,162
Custodian fees	3,343
Line of credit fees	153
Miscellaneous	5,870
Total expenses	397,322
Less:
Expenses reimbursed by Adviser	(4,839)
Net expenses	392,483
Net investment income	358,249

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,404,126
Net realized gain	3,404,126
Net change in unrealized appreciation (depreciation) on:
Investments	(4,934,493)
Net change in unrealized appreciation (depreciation)	(4,934,493)
Net realized and unrealized loss	(1,530,367)
Net decrease in net assets resulting from operations	$(1,172,118)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$358,249	$879,545
Net realized gain on investments	3,404,126	3,864,436
Net change in unrealized appreciation (depreciation) on investments	(4,934,493)	6,337,069
Net increase (decrease) in net assets resulting from operations	(1,172,118)	11,081,050

Distributions to shareholders	(882,712)	(270,279)

Capital share transactions:
Proceeds from sale of shares	50,045,253	104,825,503
Distributions reinvested	882,712	270,279
Cost of shares redeemed	(55,774,636)	(109,143,920)
Net decrease from capital share transactions	(4,846,671)	(4,048,138)
Net increase (decrease) in net assets	(6,901,501)	6,762,633

Net assets:
Beginning of year	23,476,622	16,713,989
End of year	$16,575,121	$23,476,622

Capital share activity:
Shares sold	202,789	480,215
Shares issued from reinvestment of distributions	3,659	1,271
Shares redeemed	(232,237)	(485,469)
Net decrease in shares	(25,789)	(3,983)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020[d]	Year Ended December 31, 2019[d]
Per Share Data
Net asset value, beginning of period	$251.65	$171.83	$114.99	$176.90	$165.96
Income (loss) from investment operations:
Net investment income (loss)[a]	4.00	5.48	2.42	.96	1.71
Net gain (loss) on investments (realized and unrealized)	(.13)	77.00	55.43	(62.41)	9.62
Total from investment operations	3.87	82.48	57.85	(61.45)	11.33
Less distributions from:
Net investment income	(9.97)	(2.66)	(1.01)	(.46)	(.39)
Total distributions	(9.97)	(2.66)	(1.01)	(.46)	(.39)
Net asset value, end of period	$245.55	$251.65	$171.83	$114.99	$176.90

Total Return[b]	1.61%	48.29%	50.46%	(34.17%)	6.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,575	$23,477	$16,714	$6,189	$9,766
Ratios to average net assets:
Net investment income (loss)	1.63%	2.38%	1.51%	2.04%	0.97%
Total expenses	1.81%	1.77%	1.69%	1.82%	1.83%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.83%
Portfolio turnover rate	229%	307%	316%	317%	114%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 24, 2020.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the Reporting Period, Energy Services Fund returned 4.43%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Energy Index returned -1.33%.

The industries that contributed the most to performance were oil & gas equipment & services, electrical components & equipment, and semiconductor materials & equipment. The industries that detracted the most from performance were oil & gas drilling, specialty chemicals, and trading companies & distributors.

The holdings that contributed the most to performance were Weatherford International plc, TechnipFMC plc, and Baker Hughes Co. The holdings that detracted the most from performance were ProFac Holding Corp. - Class A, Patterson-UTI Energy, Inc., and Halliburton Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	% of Total Net Assets
Schlumberger N.V.	13.8%
Baker Hughes Co.	9.5%
Halliburton Co.	8.7%
NOV, Inc.	4.6%
Weatherford International plc	4.4%
TechnipFMC plc	4.2%
Noble Corporation plc	3.9%
ChampionX Corp.	3.7%
Transocean Ltd.	3.5%
Valaris Ltd.	3.3%
Top Ten Total	59.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Energy Services Fund	4.43%	1.84%	(11.71%)
S&P 500 Energy Index	(1.33%)	13.40%	3.48%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas Services - 64.9%
Schlumberger N.V.	15,290	$795,692
Baker Hughes Co.	15,960	545,513
Halliburton Co.	13,796	498,725
NOV, Inc.	12,953	262,687
TechnipFMC plc	12,081	243,311
ChampionX Corp.	7,341	214,431
Tidewater, Inc.*	2,619	188,856
Liberty Energy, Inc. — Class A	8,343	151,342
Archrock, Inc.	9,110	140,294
Oceaneering International, Inc.*	6,469	137,660
Helix Energy Solutions Group, Inc.*	11,024	113,327
Expro Group Holdings N.V.*	7,052	112,268
US Silica Holdings, Inc.*	7,313	82,710
ProPetro Holding Corp.*	9,432	79,040
RPC, Inc.	10,525	76,622
Core Laboratories, Inc.	3,100	54,746
ProFrac Holding Corp. — Class A*	3,901	33,081
Total Oil & Gas Services		3,730,305

Oil & Gas - 28.7%
Weatherford International plc*	2,588	253,184
Noble Corporation plc	4,637	223,318
Transocean Ltd.*	32,134	204,051
Valaris Ltd.*	2,792	191,447
Patterson-UTI Energy, Inc.	17,202	185,782
Helmerich & Payne, Inc.	4,416	159,947
Seadrill Ltd.*	3,159	149,358
Borr Drilling Ltd.*	18,523	136,329
Diamond Offshore Drilling, Inc.*	8,371	108,823
Nabors Industries Ltd.*	441	35,999
Total Oil & Gas		1,648,238

Machinery-Diversified - 3.1%
Cactus, Inc. — Class A	3,903	177,196

Metal Fabricate & Hardware - 2.8%
Tenaris S.A. ADR	4,733	164,519

Total Common Stocks
(Cost $2,527,439)		5,720,258

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.0%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$31,776	31,776
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	25,607	25,607
Total Repurchase Agreements
(Cost $57,383)		57,383

Total Investments - 100.5%
(Cost $2,584,822)		$5,777,641
Other Assets & Liabilities, net - (0.5)%		(28,099)
Total Net Assets - 100.0%		$5,749,542

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,720,258	$—	$—	$5,720,258
Repurchase Agreements	—	57,383	—	57,383
Total Assets	$5,720,258	$57,383	$—	$5,777,641

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $2,527,439)	$5,720,258
Repurchase agreements, at value (cost $57,383)	57,383
Receivables:
Securities sold	349,821
Dividends	4,360
Interest	25
Fund shares sold	19
Total assets	6,131,866

Liabilities:
Payable for:
Fund shares redeemed	357,606
Management fees	4,393
Transfer agent fees	2,230
Investor service fees	1,292
Portfolio accounting and administration fees	543
Trustees’ fees*	78
Miscellaneous	16,182
Total liabilities	382,324
Net assets	$5,749,542

Net assets consist of:
Paid in capital	$13,831,242
Total distributable earnings (loss)	(8,081,700)
Net assets	$5,749,542
Capital shares outstanding	17,487
Net asset value per share	$328.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $16)	$96,681
Interest	3,737
Income from securities lending, net	7
Total investment income	100,425

Expenses:
Management fees	71,111
Investor service fees	20,915
Transfer agent fees	22,616
Professional fees	16,923
Portfolio accounting and administration fees	12,967
Trustees’ fees*	2,067
Custodian fees	1,433
Line of credit fees	100
Miscellaneous	2,841
Total expenses	150,973
Less:
Expenses reimbursed by Adviser	(1,768)
Net expenses	149,205
Net investment loss	(48,780)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,053,616
Net realized gain	1,053,616
Net change in unrealized appreciation (depreciation) on:
Investments	(821,265)
Net change in unrealized appreciation (depreciation)	(821,265)
Net realized and unrealized gain	232,351
Net increase in net assets resulting from operations	$183,571

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,780)	$(78,158)
Net realized gain on investments	1,053,616	102,329
Net change in unrealized appreciation (depreciation) on investments	(821,265)	1,971,965
Net increase in net assets resulting from operations	183,571	1,996,136

Capital share transactions:
Proceeds from sale of shares	19,749,434	39,664,101
Cost of shares redeemed	(31,729,898)	(32,806,369)
Net increase (decrease) from capital share transactions	(11,980,464)	6,857,732
Net increase (decrease) in net assets	(11,796,893)	8,853,868

Net assets:
Beginning of year	17,546,435	8,692,567
End of year	$5,749,542	$17,546,435

Capital share activity:
Shares sold	60,926	137,579
Shares redeemed	(99,170)	(121,210)
Net increase (decrease) in shares	(38,244)	16,369

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020[d]	Year Ended December 31, 2019[d]
Per Share Data
Net asset value, beginning of period	$314.84	$220.84	$188.21	$302.92	$303.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.88)	(2.27)	.37	.11	1.50
Net gain (loss) on investments (realized and unrealized)	15.83	96.27	32.56	(114.69)	(1.69)
Total from investment operations	13.95	94.00	32.93	(114.58)	(.19)
Less distributions from:
Net investment income	—	—	(.30)	(.13)	—
Total distributions	—	—	(.30)	(.13)	—
Net asset value, end of period	$328.79	$314.84	$220.84	$188.21	$302.92

Total Return[b]	4.43%	42.56%	17.50%	(37.33%)	(0.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,750	$17,546	$8,693	$3,825	$3,245
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.80%)	0.16%	0.44%	0.45%
Total expenses	1.80%	1.77%	1.69%	1.82%	1.83%
Net expenses[c]	1.78%	1.77%	1.69%	1.82%	1.83%
Portfolio turnover rate	290%	337%	301%	817%	423%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the Reporting Period, Financial Services Fund returned 13.90%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Financials Index returned 12.15%.

The industries that contributed the most to performance were financial exchanges & data, data processing & outsourced services, and asset management & custody banks. The industries that detracted the most from performance were regional banks, office REITs, and reinsurance.

The holdings that contributed the most to performance were Coinbase Global, Inc. - Class A, Blackstone, Inc. – Class A, and XP, Inc. - Class A. The holdings that detracted the most from performance were SVB Financial Group, First Republic Bank, and Signature Bank.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings	% of Total Net Assets
Berkshire Hathaway, Inc. — Class B	3.1%
Visa, Inc. — Class A	2.6%
JPMorgan Chase & Co.	2.6%
Mastercard, Inc. — Class A	2.1%
Bank of America Corp.	1.8%
Wells Fargo & Co.	1.6%
Blackstone, Inc. — Class A	1.5%
Goldman Sachs Group, Inc.	1.3%
S&P Global, Inc.	1.3%
Prologis, Inc.	1.3%
Top Ten Total	19.2%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Financial Services Fund	13.89%	10.05%	7.44%
S&P 500 Financials Index	12.15%	11.97%	10.05%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Funds, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2023
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 98.9%

Banks - 24.1%
JPMorgan Chase & Co.	2,033	$345,813
Bank of America Corp.	7,118	239,663
Wells Fargo & Co.	4,270	210,169
Goldman Sachs Group, Inc.	474	182,855
Morgan Stanley	1,878	175,124
Citigroup, Inc.	2,946	151,542
U.S. Bancorp	2,955	127,892
PNC Financial Services Group, Inc.	804	124,499
Truist Financial Corp.	2,958	109,209
Bank of New York Mellon Corp.	1,894	98,583
Toronto-Dominion Bank	1,378	89,046
NU Holdings Limited/Cayman Islands — Class A*	10,677	88,939
HDFC Bank Ltd. ADR	1,249	83,820
Royal Bank of Canada	801	81,005
Bank of Nova Scotia	1,658	80,728
Fifth Third Bancorp	2,244	77,396
ICICI Bank Ltd. ADR	3,238	77,194
State Street Corp.	955	73,974
M&T Bank Corp.	529	72,515
Regions Financial Corp.	3,521	68,237
Huntington Bancshares, Inc.	5,223	66,437
Northern Trust Corp.	762	64,298
Citizens Financial Group, Inc.	1,866	61,839
KeyCorp	4,027	57,989
East West Bancorp, Inc.	686	49,358
Comerica, Inc.	778	43,420
First Horizon Corp.	3,056	43,273
Western Alliance Bancorporation	653	42,961
Zions Bancorp North America	928	40,711
SouthState Corp.	462	39,016
Bank OZK	750	37,373
Columbia Banking System, Inc.	1,386	36,979
Pinnacle Financial Partners, Inc.	403	35,150
Old National Bancorp	2,026	34,219
Valley National Bancorp	3,127	33,959
Wintrust Financial Corp.	357	33,112
First Citizens BancShares, Inc. — Class A	17	24,123
Total Banks		3,302,420

Diversified Financial Services - 21.2%
Visa, Inc. — Class A	1,356	352,786
Mastercard, Inc. — Class A	678	289,174
BlackRock, Inc. — Class A	205	166,419
Charles Schwab Corp.	2,324	159,891
American Express Co.	845	158,302
Intercontinental Exchange, Inc.	1,081	138,833
CME Group, Inc. — Class A	628	132,257
Capital One Financial Corp.	841	110,272
Coinbase Global, Inc. — Class A*	571	99,308
Ameriprise Financial, Inc.	256	97,236
XP, Inc. — Class A	3,662	95,468
Apollo Global Management, Inc.	993	92,538
Ares Management Corp. — Class A	768	91,331
Interactive Brokers Group, Inc. — Class A	1,081	89,615
Discover Financial Services	742	83,401
T. Rowe Price Group, Inc.	709	76,352
Nasdaq, Inc.	1,308	76,047
Raymond James Financial, Inc.	641	71,471
Tradeweb Markets, Inc. — Class A	769	69,887
Cboe Global Markets, Inc.	371	66,246
LPL Financial Holdings, Inc.	283	64,416
Synchrony Financial	1,629	62,212
Ally Financial, Inc.	1,455	50,809
SoFi Technologies, Inc.*	4,952	49,272
Franklin Resources, Inc.	1,585	47,217
Invesco Ltd.	2,619	46,723
SEI Investments Co.	676	42,960
Upstart Holdings, Inc.*	718	29,337
Total Diversified Financial Services		2,909,780

REITs - 21.2%
Prologis, Inc.	1,323	176,356
American Tower Corp. — Class A	708	152,843
Equinix, Inc.	162	130,473
Public Storage	361	110,105
Welltower, Inc.	1,206	108,745
Simon Property Group, Inc.	741	105,696
Crown Castle, Inc.	907	104,477
Realty Income Corp.	1,725	99,050
Digital Realty Trust, Inc.	728	97,974
Extra Space Storage, Inc.	585	93,793
VICI Properties, Inc.	2,802	89,328
Weyerhaeuser Co.	2,311	80,353
AvalonBay Communities, Inc.	426	79,756
SBA Communications Corp.	310	78,644
Equity Residential	1,196	73,147
Alexandria Real Estate Equities, Inc.	563	71,372
Invitation Homes, Inc.	2,077	70,846
Iron Mountain, Inc.	1,007	70,470
Ventas, Inc.	1,410	70,274
Essex Property Trust, Inc.	254	62,977
Sun Communities, Inc.	465	62,147
Mid-America Apartment Communities, Inc.	457	61,448
Host Hotels & Resorts, Inc.	2,993	58,274
UDR, Inc.	1,465	56,095
Kimco Realty Corp.	2,629	56,024
Gaming and Leisure Properties, Inc.	1,130	55,765
Regency Centers Corp.	822	55,074
Rexford Industrial Realty, Inc.	959	53,800
American Homes 4 Rent — Class A	1,446	51,998
Equity LifeStyle Properties, Inc.	731	51,565
Healthpeak Properties, Inc.	2,591	51,302
CubeSmart	1,103	51,124
Camden Property Trust	508	50,439
Lamar Advertising Co. — Class A	472	50,164
Boston Properties, Inc.	707	49,610

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
FINANCIAL SERVICES FUND

	Shares	Value
Annaly Capital Management, Inc.	2,515	$48,716
Omega Healthcare Investors, Inc.	1,350	41,391
AGNC Investment Corp.	4,123	40,447
Sabra Health Care REIT, Inc.	1,895	27,042
Total REITs		2,899,104

Insurance - 17.3%
Berkshire Hathaway, Inc. — Class B*	1,174	418,719
Progressive Corp.	905	144,148
Marsh & McLennan Companies, Inc.	759	143,808
Willis Towers Watson plc	518	124,941
Arch Capital Group Ltd.*	1,581	117,421
Chubb Ltd.	504	113,904
Aon plc — Class A	370	107,677
American International Group, Inc.	1,568	106,232
Aflac, Inc.	1,266	104,445
Travelers Companies, Inc.	536	102,103
Arthur J Gallagher & Co.	453	101,871
MetLife, Inc.	1,426	94,301
Prudential Financial, Inc.	907	94,065
Allstate Corp.	650	90,987
Hartford Financial Services Group, Inc.	936	75,236
RenaissanceRe Holdings Ltd.	352	68,992
Everest Group Ltd.	191	67,534
Principal Financial Group, Inc.	852	67,027
Cincinnati Financial Corp.	586	60,627
Brown & Brown, Inc.	851	60,515
W R Berkley Corp.	786	55,586
Unum Group	687	31,066
Erie Indemnity Co. — Class A	65	21,770
Total Insurance		2,372,975

Commercial Services - 7.8%
S&P Global, Inc.	415	182,816
PayPal Holdings, Inc.*	2,074	127,364
Moody’s Corp.	309	120,683
Block, Inc. — Class A*	1,436	111,075
Global Payments, Inc.	712	90,424
StoneCo Ltd. — Class A*	4,487	80,901
FleetCor Technologies, Inc.*	245	69,239
Affirm Holdings, Inc.*	1,266	62,211
Toast, Inc. — Class A*	2,857	52,169
MarketAxess Holdings, Inc.	157	45,977
Shift4 Payments, Inc. — Class A*	538	39,995
Euronet Worldwide, Inc.*	332	33,695
Morningstar, Inc.	101	28,910
Flywire Corp.*	1,165	26,970
Total Commercial Services		1,072,429

Private Equity - 3.3%
Blackstone, Inc. — Class A	1,548	202,664
KKR & Company, Inc. — Class A	1,423	117,896
Brookfield Corp.	2,034	81,604
Carlyle Group, Inc.	1,239	50,415
Total Private Equity		452,579

Software - 2.8%
Fiserv, Inc.*	1,025	136,161
MSCI, Inc. — Class A	185	104,645
Fidelity National Information Services, Inc.	1,527	91,727
Jack Henry & Associates, Inc.	319	52,128
Total Software		384,661

Media - 0.5%
FactSet Research Systems, Inc.	141	67,264

Internet - 0.4%
Robinhood Markets, Inc. — Class A*	3,717	47,355

Savings & Loans - 0.3%
New York Community Bancorp, Inc.	4,053	41,462

Total Common Stocks
(Cost $8,184,611)		13,550,029

PREFERRED STOCKS† - 0.5%
Financial - 0.5%
Itau Unibanco Holding S.A.
ADR	10,959	76,165

Total Preferred Stocks
(Cost $54,192)		76,165

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$46,227	46,227
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	37,253	37,253
Total Repurchase Agreements
(Cost $83,480)		83,480

Total Investments - 100.0%
(Cost $8,322,283)		$13,709,674
Other Assets & Liabilities, net - 0.0%		(6,454)
Total Net Assets - 100.0%		$13,703,220

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,550,029	$—	$—	$13,550,029
Preferred Stocks	76,165	—	—	76,165
Repurchase Agreements	—	83,480	—	83,480
Total Assets	$13,626,194	$83,480	$—	$13,709,674

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $8,238,803)	$13,626,194
Repurchase agreements, at value (cost $83,480)	83,480
Cash	94
Receivables:
Dividends	27,253
Fund shares sold	16,786
Interest	37
Securities lending income	34
Total assets	13,753,878

Liabilities:
Payable for:
Professional fees	16,895
Management fees	8,257
Fund shares redeemed	7,810
Printing fees	4,073
Transfer agent fees	3,193
Investor service fees	2,429
Portfolio accounting and administration fees	1,020
Trustees’ fees*	135
Miscellaneous	6,846
Total liabilities	50,658
Net assets	$13,703,220

Net assets consist of:
Paid in capital	$9,701,755
Total distributable earnings (loss)	4,001,465
Net assets	$13,703,220
Capital shares outstanding	143,336
Net asset value per share	$95.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,393)	$253,272
Interest	3,386
Income from securities lending, net	2,522
Total investment income	259,180

Expenses:
Management fees	84,543
Investor service fees	24,866
Transfer agent fees	24,989
Professional fees	17,469
Portfolio accounting and administration fees	15,416
Trustees’ fees*	1,794
Custodian fees	1,608
Line of credit fees	17
Miscellaneous	8,668
Total expenses	179,370
Less:
Expenses reimbursed by Adviser	(2,055)
Net expenses	177,315
Net investment income	81,865

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	280,895
Net realized gain	280,895
Net change in unrealized appreciation (depreciation) on:
Investments	918,318
Net change in unrealized appreciation (depreciation)	918,318
Net realized and unrealized gain	1,199,213
Net increase in net assets resulting from operations	$1,281,078

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$81,865	$89,657
Net realized gain on investments	280,895	120,713
Net change in unrealized appreciation (depreciation) on investments	918,318	(3,347,333)
Net increase (decrease) in net assets resulting from operations	1,281,078	(3,136,963)

Distributions to shareholders	—	(1,038,828)

Capital share transactions:
Proceeds from sale of shares	10,378,589	14,196,324
Distributions reinvested	—	1,038,828
Cost of shares redeemed	(8,135,529)	(19,020,715)
Net increase (decrease) from capital share transactions	2,243,060	(3,785,563)
Net increase (decrease) in net assets	3,524,138	(7,961,354)

Net assets:
Beginning of year	10,179,082	18,140,436
End of year	$13,703,220	$10,179,082

Capital share activity:
Shares sold	116,821	139,320
Shares issued from reinvestment of distributions	—	12,232
Shares redeemed	(94,757)	(191,186)
Net increase (decrease) in shares	22,064	(39,634)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$83.94	$112.74	$85.52	$89.79	$73.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.65	.40	.70	.70
Net gain (loss) on investments (realized and unrealized)	10.96	(20.97)	29.49	(1.47)	19.67
Total from investment operations	11.66	(20.32)	29.89	(.77)	20.37
Less distributions from:
Net investment income	—	(.58)	(.38)	(.74)	(.71)
Net realized gains	—	(7.90)	(2.29)	(2.76)	(3.33)
Total distributions	—	(8.48)	(2.67)	(3.50)	(4.04)
Net asset value, end of period	$95.60	$83.94	$112.74	$85.52	$89.79

Total Return[b]	13.89%	(18.11%)	35.26%	(0.11%)	28.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,703	$10,179	$18,140	$10,367	$11,327
Ratios to average net assets:
Net investment income (loss)	0.82%	0.67%	0.39%	0.92%	0.83%
Total expenses	1.80%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.78%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	95%	101%	170%	339%	218%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the Reporting Period, Health Care Fund returned 5.03%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Health Care Index returned 2.06%.

The industries that contributed the most to performance were biotechnology, health care equipment, and health care distributors. The industries that detracted the most from performance were health care services, managed health care, and environmental & facilities services.

The holdings that contributed the most to performance were Eli Lilly and Co., Seagen, Inc., and Vertex Pharmaceuticals, Inc. The holdings that detracted the most from performance were Pfizer, Inc., Moderna, Inc., Bristol-Myers Squibb Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings	% of Total Net Assets
Eli Lilly & Co.	3.4%
UnitedHealth Group, Inc.	3.3%
Johnson & Johnson	2.9%
Merck & Company, Inc.	2.6%
AbbVie, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.2%
Abbott Laboratories	2.1%
Danaher Corp.	1.9%
Amgen, Inc.	1.9%
Pfizer, Inc.	1.9%
Top Ten Total	24.8%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Health Care Fund	5.03%	9.82%	8.86%
S&P 500 Health Care Index	2.06%	11.59%	11.35%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2023
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Pharmaceuticals - 32.6%
Eli Lilly & Co.	794	$462,838
Johnson & Johnson	2,580	404,389
Merck & Company, Inc.	3,238	353,007
AbbVie, Inc.	2,260	350,232
Pfizer, Inc.	9,170	264,004
CVS Health Corp.	2,695	212,797
Bristol-Myers Squibb Co.	4,106	210,679
Cigna Group	698	209,016
Zoetis, Inc.	998	196,975
Becton Dickinson & Co.	733	178,727
AstraZeneca plc ADR	2,646	178,208
McKesson Corp.	352	162,969
Dexcom, Inc.*	1,177	146,054
Novo Nordisk A/S ADR	1,250	129,312
Cencora, Inc. — Class A	599	123,023
Alkermes plc*	4,036	111,959
GSK plc ADR	2,883	106,844
Novartis AG ADR	1,045	105,514
Teva Pharmaceutical Industries Ltd. ADR*	9,849	102,824
Cardinal Health, Inc.	999	100,699
Viatris, Inc.	7,228	78,279
Neurocrine Biosciences, Inc.*	585	77,080
Henry Schein, Inc.*	873	66,095
Jazz Pharmaceuticals plc*	466	57,318
Option Care Health, Inc.*	1,591	53,601
Madrigal Pharmaceuticals, Inc.*	105	24,295
Total Pharmaceuticals		4,466,738

Healthcare-Products - 29.0%
Thermo Fisher Scientific, Inc.	575	305,204
Abbott Laboratories	2,665	293,337
Danaher Corp.	1,155	267,198
Intuitive Surgical, Inc.*	701	236,489
Stryker Corp.	714	213,815
Boston Scientific Corp.*	3,384	195,629
Medtronic plc	1,958	161,300
Edwards Lifesciences Corp.*	1,941	148,001
IDEXX Laboratories, Inc.*	261	144,868
Agilent Technologies, Inc.	980	136,250
GE HealthCare Technologies, Inc.	1,597	123,480
Dentsply Sirona, Inc.	3,187	113,425
West Pharmaceutical Services, Inc.	307	108,101
ResMed, Inc.	624	107,341
Zimmer Biomet Holdings, Inc.	877	106,731
Align Technology, Inc.*	378	103,572
Waters Corp.*	295	97,123
Baxter International, Inc.	2,446	94,562
Cooper Companies, Inc.	248	93,853
Hologic, Inc.*	1,212	86,597
Insulet Corp.*	392	85,056
Avantor, Inc.*	3,718	84,882
Exact Sciences Corp.*	1,093	80,860
Bio-Techne Corp.	991	76,466
Penumbra, Inc.*	267	67,161
Repligen Corp.*	320	57,536
Natera, Inc.*	916	57,378
Shockwave Medical, Inc.*	288	54,881
Bruker Corp.	746	54,816
Masimo Corp.*	439	51,455
Inspire Medical Systems, Inc.*	237	48,213
Azenta, Inc.*	636	41,429
Lantheus Holdings, Inc.*	650	40,300
Inari Medical, Inc.*	576	37,394
Total Healthcare-Products		3,974,703

Biotechnology - 21.0%
Amgen, Inc.	919	264,690
Vertex Pharmaceuticals, Inc.*	559	227,451
Gilead Sciences, Inc.	2,621	212,327
Regeneron Pharmaceuticals, Inc.*	231	202,885
Moderna, Inc.*	1,361	135,351
Biogen, Inc.*	510	131,973
Illumina, Inc.*	754	104,987
Alnylam Pharmaceuticals, Inc.*	548	104,893
Cytokinetics, Inc.*	1,095	91,421
BioMarin Pharmaceutical, Inc.*	925	89,188
CRISPR Therapeutics AG*	1,421	88,955
Argenx SE ADR*	230	87,499
Royalty Pharma plc — Class A	2,742	77,023
Incyte Corp.*	1,209	75,913
United Therapeutics Corp.*	287	63,108
Sarepta Therapeutics, Inc.*	653	62,969
ImmunoGen, Inc.*	1,980	58,707
Exelixis, Inc.*	2,438	58,488
Intra-Cellular Therapies, Inc.*	794	56,866
Ionis Pharmaceuticals, Inc.*	1,099	55,598
Karuna Therapeutics, Inc.*	174	55,073
Blueprint Medicines Corp.*	566	52,208
Bridgebio Pharma, Inc.*	1,277	51,552
Roivant Sciences Ltd.*	4,413	49,558
ACADIA Pharmaceuticals, Inc.*	1,542	48,280
Apellis Pharmaceuticals, Inc.*	802	48,008
REVOLUTION Medicines, Inc.*	1,648	47,265
Halozyme Therapeutics, Inc.*	1,180	43,613
Ultragenyx Pharmaceutical, Inc.*	901	43,086
Arrowhead Pharmaceuticals, Inc.*	1,356	41,494
Mirati Therapeutics, Inc.*	689	40,479
Guardant Health, Inc.*	1,374	37,167
Axsome Therapeutics, Inc.*	437	34,781
TG Therapeutics, Inc.*	1,885	32,196
Total Biotechnology		2,875,052

Healthcare-Services - 15.2%
UnitedHealth Group, Inc.	853	449,079
Elevance Health, Inc.	461	217,389
HCA Healthcare, Inc.	576	155,912
Humana, Inc.	336	153,824
IQVIA Holdings, Inc.*	602	139,291
Centene Corp.*	1,760	130,610
ICON plc*	458	129,646
Molina Healthcare, Inc.*	262	94,663

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
HEALTH CARE FUND

	Shares	Value
Laboratory Corporation of America Holdings	408	$92,734
Quest Diagnostics, Inc.	597	82,314
Universal Health Services, Inc. — Class B	457	69,665
Catalent, Inc.*	1,404	63,082
Tenet Healthcare Corp.*	797	60,229
Acadia Healthcare Company, Inc.*	733	56,998
Medpace Holdings, Inc.*	182	55,789
HealthEquity, Inc.*	740	49,062
DaVita, Inc.*	459	48,085
Teladoc Health, Inc.*	1,928	41,548
Total Healthcare-Services		2,089,920

Software - 0.9%
Veeva Systems, Inc. — Class A*	612	117,822

Electronics - 0.7%
Mettler-Toledo International, Inc.*	83	100,675

Commercial Services - 0.2%
R1 RCM, Inc.*	2,568	27,144

Total Common Stocks
(Cost $5,061,263)		13,652,054

RIGHTS††† - 0.0%
Pharmaceuticals - 0.0%
Johnson & Johnson	307	—

Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$51,147	51,147
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	41,219	41,219
Total Repurchase Agreements
(Cost $92,366)		92,366

Total Investments - 100.3%
(Cost $5,153,629)		$13,744,420
Other Assets & Liabilities, net - (0.3)%		(34,670)
Total Net Assets - 100.0%		$13,709,750

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs - See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$13,652,054	$—	$—		$13,652,054
Rights	—	—	—	*	—
Repurchase Agreements	—	92,366	—		92,366
Total Assets	$13,652,054	$92,366	$—		$13,744,420

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $5,061,263)	$13,652,054
Repurchase agreements, at value (cost $92,366)	92,366
Receivables:
Fund shares sold	12,278
Dividends	8,880
Foreign tax reclaims	702
Securities lending income	59
Interest	41
Total assets	13,766,380

Liabilities:
Payable for:
Professional fees	19,892
Management fees	9,726
Printing fees	4,796
Transfer agent/fees	4,263
Fund shares redeemed	3,243
Investor service fees	2,861
Portfolio accounting and/administration fees	1,201
Trustees’ fees*	171
Miscellaneous	10,477
Total liabilities	56,630
Net assets	$13,709,750

Net assets consist of:
Paid in capital	$5,789,840
Total distributable earnings (loss)	7,919,910
Net assets	$13,709,750
Capital shares outstanding	168,973
Net asset value per share	$81.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,099)	$185,788
Interest	7,176
Income from securities lending, net	2,711
Total investment income	195,675

Expenses:
Management fees	139,202
Investor service fees	40,941
Transfer agent fees	43,350
Professional fees	30,114
Portfolio accounting and/administration fees	25,383
Trustees’ fees*	3,295
Custodian fees	2,565
Miscellaneous	10,678
Total expenses	295,528
Less:
Expenses reimbursed by Adviser	(2,856)
Net expenses	292,672
Net investment loss	(96,997)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,685,283
Net realized gain	2,685,283
Net change in unrealized appreciation (depreciation) on:
Investments	(1,457,430)
Net change in unrealized appreciation (depreciation)	(1,457,430)
Net realized and unrealized gain	1,227,853
Net increase in net assets resulting from operations	$1,130,856

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(96,997)	$(105,957)
Net realized gain on investments	2,685,283	488,988
Net change in unrealized appreciation (depreciation) on investments	(1,457,430)	(3,229,043)
Net increase (decrease) in net assets resulting from operations	1,130,856	(2,846,012)

Distributions to shareholders	(577,334)	(999,573)

Capital share transactions:
Proceeds from sale of shares	20,127,706	30,077,636
Distributions reinvested	577,334	999,573
Cost of shares redeemed	(24,995,781)	(33,625,404)
Net decrease from capital share transactions	(4,290,741)	(2,548,195)
Net decrease in net assets	(3,737,219)	(6,393,780)

Net assets:
Beginning of year	17,446,969	23,840,749
End of year	$13,709,750	$17,446,969

Capital share activity:
Shares sold	255,210	367,346
Shares issued from reinvestment of distributions	7,418	12,730
Shares redeemed	(310,729)	(409,848)
Net decrease in shares	(48,101)	(29,772)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$80.37	$96.58	$86.44	$74.88	$62.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.47)	(.61)	(.55)	(.40)
Net gain (loss) on investments (realized and unrealized)	4.39	(11.24)	16.61	14.32	14.35
Total from investment operations	3.92	(11.71)	16.00	13.77	13.95
Less distributions from:
Net realized gains	(3.15)	(4.50)	(5.86)	(2.21)	(1.45)
Total distributions	(3.15)	(4.50)	(5.86)	(2.21)	(1.45)
Net asset value, end of period	$81.14	$80.37	$96.58	$86.44	$74.88

Total Return[b]	5.03%	(12.00%)	18.84%	18.68%	22.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,710	$17,447	$23,841	$21,049	$19,042
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.57%)	(0.66%)	(0.71%)	(0.58%)
Total expenses	1.80%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	136%	158%	114%	171%	150%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the Reporting Period, Internet Fund returned 47.40%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Information Technology Index returned 57.84%.

The industries that contributed the most to performance were interactive media & services, applications software, and internet services & structure. The industries that detracted the most from performance were education services and data processing & outsourced services.

The holdings that contributed the most to performance were Meta Platforms, Inc. - Class A, Amazon.com, Inc., and Alphabet, Inc. - Class A. The holdings that detracted the most from performance were JD.com, Inc. ADR, Bilibili, Inc. ADR, and ZoomInfo Technologies, Inc. – Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings	% of Total Net Assets
Alphabet, Inc. — Class A	7.3%
Amazon.com, Inc.	6.7%
Meta Platforms, Inc. — Class A	5.5%
Adobe, Inc.	3.6%
Salesforce, Inc.	3.6%
Netflix, Inc.	3.3%
Cisco Systems, Inc.	3.1%
Uber Technologies, Inc.	2.5%
Booking Holdings, Inc.	2.2%
Airbnb, Inc. — Class A	1.9%
Top Ten Total	39.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Internet Fund	47.40%	9.27%	8.83%
S&P 500 Information Technology Index	57.84%	26.95%	20.79%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Internet - 56.0%
Alphabet, Inc. — Class A*	4,150	$579,713
Amazon.com, Inc.*	3,456	525,105
Meta Platforms, Inc. — Class A*	1,232	436,079
Netflix, Inc.*	540	262,915
Uber Technologies, Inc.*	3,188	196,285
Booking Holdings, Inc.*	48	170,267
Airbnb, Inc. — Class A*	1,094	148,937
Alibaba Group Holding Ltd. ADR	1,454	112,699
DoorDash, Inc. — Class A*	1,012	100,077
Shopify, Inc. — Class A*	1,281	99,790
JD.com, Inc. ADR	3,264	94,297
MercadoLibre, Inc.*	60	94,292
Pinterest, Inc. — Class A*	2,452	90,822
Snap, Inc. — Class A*	5,077	85,954
eBay, Inc.	1,954	85,233
Expedia Group, Inc.*	540	81,967
Baidu, Inc. ADR*	669	79,671
Trip.com Group Ltd. ADR*	2,197	79,114
Sea Ltd. ADR*	1,933	78,286
Okta, Inc.*	849	76,860
Spotify Technology S.A.*	394	74,037
VeriSign, Inc.*	354	72,910
GoDaddy, Inc. — Class A*	641	68,049
Zillow Group, Inc. — Class C*	1,151	66,597
Bilibili, Inc. ADR*,1	5,377	65,438
Wix.com Ltd.*	495	60,895
Roku, Inc.*	654	59,946
F5, Inc.*	330	59,063
Match Group, Inc.*	1,617	59,020
Chewy, Inc. — Class A*	2,459	58,106
Etsy, Inc.*	680	55,114
Wayfair, Inc. — Class A*	809	49,915
Lyft, Inc. — Class A*	2,926	43,861
IAC, Inc.*	703	36,823
Cargurus, Inc.*	1,241	29,983
TripAdvisor, Inc.*	1,383	29,776
Bumble, Inc. — Class A*	1,788	26,355
Ziff Davis, Inc.*	369	24,793
Total Internet		4,419,044

Software - 27.8%
Adobe, Inc.*	478	285,175
Salesforce, Inc.*	1,080	284,191
Workday, Inc. — Class A*	537	148,244
Snowflake, Inc. — Class A*	686	136,514
Datadog, Inc. — Class A*	891	108,150
Electronic Arts, Inc.	780	106,712
Veeva Systems, Inc. — Class A*	518	99,725
MongoDB, Inc.*	233	95,262
Take-Two Interactive Software, Inc.*	584	93,995
Cloudflare, Inc. — Class A*	1,119	93,168
ROBLOX Corp. — Class A*	2,021	92,400
Zoom Video Communications, Inc. — Class A*	1,096	78,813
Akamai Technologies, Inc.*	629	74,442
DocuSign, Inc.*	1,148	68,249
Twilio, Inc. — Class A*	886	67,221
Nutanix, Inc. — Class A*	1,290	61,520
NetEase, Inc. ADR	648	60,368
Dropbox, Inc. — Class A*	1,928	56,837
ZoomInfo Technologies, Inc. — Class A*	2,695	49,830
Smartsheet, Inc. — Class A*	958	45,812
Box, Inc. — Class A*,1	1,333	34,138
DigitalOcean Holdings, Inc.*	720	26,417
Fastly, Inc. — Class A*	1,471	26,184
Total Software		2,193,367

Telecommunications - 10.2%
Cisco Systems, Inc.	4,845	244,769
Arista Networks, Inc.*	590	138,951
Motorola Solutions, Inc.	396	123,984
Telefonaktiebolaget LM Ericsson ADR	11,014	69,388
Juniper Networks, Inc.	1,831	53,978
Ciena Corp.*	969	43,615
Nokia Oyj ADR	12,338	42,196
Viasat, Inc.*	1,195	33,400
Viavi Solutions, Inc.*	2,785	28,045
Extreme Networks, Inc.*	1,540	27,166
Total Telecommunications		805,492

Commercial Services - 3.8%
PayPal Holdings, Inc.*	2,403	147,568
CoStar Group, Inc.*	1,235	107,927
Paylocity Holding Corp.*	257	42,366
Total Commercial Services		297,861

Entertainment - 0.9%
DraftKings, Inc. — Class A*	1,908	67,257

Computers - 0.5%
Lumentum Holdings, Inc.*	671	35,173

Healthcare-Services - 0.4%
Teladoc Health, Inc.*	1,630	35,127

Total Common Stocks
(Cost $3,983,370)		7,853,321

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$27,869	$27,869
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	22,460	22,460
Total Repurchase Agreements
(Cost $50,329)		50,329

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	65,705	65,705
Total Securities Lending Collateral
(Cost $65,705)		65,705

Total Investments - 101.0%
(Cost $4,099,404)		$7,969,355
Other Assets & Liabilities, net - (1.0)%		(76,530)
Total Net Assets - 100.0%		$7,892,825

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,853,321	$—	$—	$7,853,321
Repurchase Agreements	—	50,329	—	50,329
Securities Lending Collateral	65,705	—	—	65,705
Total Assets	$7,919,026	$50,329	$—	$7,969,355

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $63,692 of securities loaned (cost $4,049,075)	$7,919,026
Repurchase agreements, at value (cost $50,329)	50,329
Receivables:
Fund shares sold	219,804
Dividends	1,946
Interest	23
Securities lending income	17
Total assets	8,191,145

Liabilities:
Payable for:
Securities purchased	201,437
Return of securities lending collateral	65,705
Management fees	5,751
Transfer agent fees	2,176
Investor service fees	1,691
Portfolio accounting and administration fees	710
Fund shares redeemed	126
Trustees’ fees*	100
Miscellaneous	20,624
Total liabilities	298,320
Net assets	$7,892,825

Net assets consist of:
Paid in capital	$5,082,453
Total distributable earnings (loss)	2,810,372
Net assets	$7,892,825
Capital shares outstanding	92,902
Net asset value per share	$84.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,077)	$20,433
Interest	2,406
Income from securities lending, net	276
Total investment income	23,115

Expenses:
Management fees	58,057
Investor service fees	17,075
Transfer agent fees	16,700
Professional fees	13,135
Portfolio accounting and administration fees	10,587
Custodian fees	1,141
Trustees’ fees*	987
Line of credit fees	13
Miscellaneous	5,634
Total expenses	123,329
Less:
Expenses reimbursed by Adviser	(1,324)
Net expenses	122,005
Net investment loss	(98,890)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(122,550)
Net realized loss	(122,550)
Net change in unrealized appreciation (depreciation) on:
Investments	2,672,544
Net change in unrealized appreciation (depreciation)	2,672,544
Net realized and unrealized gain	2,549,994
Net increase in net assets resulting from operations	$2,451,104

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(98,890)	$(85,384)
Net realized loss on investments	(122,550)	(137,501)
Net change in unrealized appreciation (depreciation) on investments	2,672,544	(3,634,702)
Net increase (decrease) in net assets resulting from operations	2,451,104	(3,857,587)

Distributions to shareholders	—	(1,179,293)

Capital share transactions:
Proceeds from sale of shares	16,456,245	2,366,432
Distributions reinvested	—	1,179,293
Cost of shares redeemed	(15,439,003)	(3,215,751)
Net increase from capital share transactions	1,017,242	329,974
Net increase (decrease) in net assets	3,468,346	(4,706,906)

Net assets:
Beginning of year	4,424,479	9,131,385
End of year	$7,892,825	$4,424,479

Capital share activity:
Shares sold	229,708	27,255
Shares issued from reinvestment of distributions	—	18,338
Shares redeemed	(213,562)	(34,294)
Net increase in shares	16,146	11,299

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$57.64	$139.50	$164.44	$104.02	$82.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.04)	(1.28)	(2.50)	(1.95)	(1.41)
Net gain (loss) on investments (realized and unrealized)	28.36	(59.04)	(2.98)	64.22	22.53
Total from investment operations	27.32	(60.32)	(5.48)	62.27	21.12
Less distributions from:
Net realized gains	—	(21.54)	(19.46)	(1.85)	—
Total distributions	—	(21.54)	(19.46)	(1.85)	—
Net asset value, end of period	$84.96	$57.64	$139.50	$164.44	$104.02

Total Return[b]	47.40%	(44.84%)	(4.66%)	60.21%	25.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,893	$4,424	$9,131	$14,066	$8,347
Ratios to average net assets:
Net investment income (loss)	(1.45%)	(1.55%)	(1.53%)	(1.54%)	(1.42%)
Total expenses	1.81%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	240%	58%	139%	243%	319%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the Reporting Period, Leisure Fund returned 22.50%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Consumer Discretionary Index returned 42.41%.

The industries that contributed the most to performance were hotels/resorts & cruise lines, movies & entertainment, and restaurants. The industries that detracted the most from performance were tobacco, broadcasting, and distillers & vintners.

The holdings that contributed the most to performance were Netflix, Inc., Booking Holdings, Inc., and Royal Caribbean Cruises Ltd. The holdings that detracted the most from performance were Bilibili, Inc. ADR, DISH Network Corp. - Class A, and AMC Entertainment Holdings, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings	% of Total Net Assets
Netflix, Inc.	4.0%
McDonald’s Corp.	4.0%
Comcast Corp. — Class A	3.6%
Walt Disney Co.	3.4%
Philip Morris International, Inc.	3.3%
Starbucks Corp.	2.7%
Booking Holdings, Inc.	2.7%
Airbnb, Inc. — Class A	2.3%
Altria Group, Inc.	2.2%
Marriott International, Inc. — Class A	2.1%
Top Ten Total	30.3%

“Ten Largest Holdings” excludes any temporary cash investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Leisure Fund	22.50%	6.97%	5.58%
S&P 500 Consumer Discretionary Index	42.41%	13.73%	11.69%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2023
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 19.7%
McDonald’s Corp.	662	$196,290
Starbucks Corp.	1,415	135,854
Chipotle Mexican Grill, Inc. — Class A*	44	100,626
Yum! Brands, Inc.	628	82,054
Darden Restaurants, Inc.	359	58,984
Restaurant Brands International, Inc.	651	50,863
Yum China Holdings, Inc.	1,171	49,685
Domino’s Pizza, Inc.	119	49,055
Texas Roadhouse, Inc. — Class A	317	38,747
Wingstop, Inc.	145	37,204
Shake Shack, Inc. — Class A*	339	25,127
Wendy’s Co.	1,247	24,292
Bloomin’ Brands, Inc.	779	21,929
Papa John’s International, Inc.	281	21,421
Brinker International, Inc.*	436	18,826
Dave & Buster’s Entertainment, Inc.*	349	18,794
Cheesecake Factory, Inc.	491	17,190
Cracker Barrel Old Country Store, Inc.	193	14,876
Jack in the Box, Inc.	160	13,061
Total Retail		974,878

Internet - 17.0%
Netflix, Inc.*	406	197,673
Booking Holdings, Inc.*	38	134,794
Airbnb, Inc. — Class A*	823	112,043
DoorDash, Inc. — Class A*	761	75,255
Expedia Group, Inc.*	406	61,627
Trip.com Group Ltd. ADR*	1,587	57,148
Sea Ltd. ADR*	1,406	56,943
Spotify Technology S.A.*	289	54,306
Bilibili, Inc. ADR*,1	3,769	45,869
Roku, Inc.*	492	45,097
Total Internet		840,755

Media - 16.5%
Comcast Corp. — Class A	4,007	175,707
Walt Disney Co.	1,836	165,772
Charter Communications, Inc. — Class A*	225	87,453
Warner Bros Discovery, Inc.*	5,944	67,643
News Corp. — Class A	2,138	52,488
Fox Corp. — Class A	1,646	48,837
Liberty Broadband Corp. — Class C*	555	44,727
New York Times Co. — Class A	754	36,939
Paramount Global — Class B	2,462	36,413
Endeavor Group Holdings, Inc. — Class A	1,240	29,425
Nexstar Media Group, Inc. — Class A	160	25,080
Sirius XM Holdings, Inc.[1]	4,338	23,729
DISH Network Corp. — Class A*	3,152	18,187
Total Media		812,400

Entertainment - 9.9%
Warner Music Group Corp. — Class A	1,551	55,510
Live Nation Entertainment, Inc.*	572	53,539
DraftKings, Inc. — Class A*	1,435	50,584
Caesars Entertainment, Inc.*	915	42,895
Churchill Downs, Inc.	302	40,749
Vail Resorts, Inc.	172	36,717
Light & Wonder, Inc. — Class A*	430	35,307
Red Rock Resorts, Inc. — Class A	579	30,878
Penn Entertainment, Inc.*	1,059	27,555
International Game Technology plc	867	23,765
Marriott Vacations Worldwide Corp.	272	23,090
SeaWorld Entertainment, Inc.*	350	18,491
Six Flags Entertainment Corp.*	702	17,606
Cinemark Holdings, Inc.*	1,126	15,865
AMC Entertainment Holdings, Inc. — Class A*	2,243	13,727
Total Entertainment		486,278

Lodging - 9.7%
Marriott International, Inc. — Class A	462	104,186
Hilton Worldwide Holdings, Inc.	507	92,320
Las Vegas Sands Corp.	1,210	59,544
Hyatt Hotels Corp. — Class A	378	49,295
MGM Resorts International*	1,065	47,584
Wynn Resorts Ltd.	446	40,635
Wyndham Hotels & Resorts, Inc.	423	34,013
Boyd Gaming Corp.	447	27,987
Choice Hotels International, Inc.	210	23,793
Total Lodging		479,357

Leisure Time - 7.6%
Royal Caribbean Cruises Ltd.*	566	73,291
Carnival Corp.*	3,267	60,570
Norwegian Cruise Line Holdings Ltd.*	1,967	39,419
Brunswick Corp.	375	36,281
Planet Fitness, Inc. — Class A*	474	34,602
Harley-Davidson, Inc.	819	30,172
Polaris, Inc.	318	30,137
YETI Holdings, Inc.*	570	29,514
Topgolf Callaway Brands Corp.*	1,393	19,976
Peloton Interactive, Inc. — Class A*	3,208	19,537
Total Leisure Time		373,499

Agriculture - 6.4%
Philip Morris International, Inc.	1,717	161,536
Altria Group, Inc.	2,718	109,644
British American Tobacco plc ADR	1,546	45,282
Total Agriculture		316,462

Software - 5.3%
Electronic Arts, Inc.	587	80,307
Take-Two Interactive Software, Inc.*	440	70,818
ROBLOX Corp. — Class A*	1,521	69,540
NetEase, Inc. ADR	460	42,854
Total Software		263,519

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
LEISURE FUND

	Shares	Value
Beverages - 5.0%
Constellation Brands, Inc. — Class A	346	$83,646
Brown-Forman Corp. — Class B	1,223	69,833
Anheuser-Busch InBev S.A. ADR[1]	727	46,979
Molson Coors Beverage Co. — Class B	745	45,601
Total Beverages		246,059

Toys, Games & Hobbies - 1.4%
Hasbro, Inc.	684	34,925
Mattel, Inc.*	1,783	33,663
Total Toys, Games & Hobbies		68,588

Food Service - 0.7%
Aramark	1,295	36,390

Commercial Services - 0.3%
Sabre Corp.*	3,006	13,226

Total Common Stocks
(Cost $2,762,685)		4,911,411

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$17,637	17,637
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	14,214	14,214
Total Repurchase Agreements
(Cost $31,851)		31,851

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	84,514	84,514
Total Securities Lending Collateral
(Cost $84,514)		84,514

Total Investments - 101.8%
(Cost $2,879,050)		$5,027,776
Other Assets & Liabilities, net - (1.8)%		(87,823)
Total Net Assets - 100.0%		$4,939,953

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,911,411	$—	$—	$4,911,411
Repurchase Agreements	—	31,851	—	31,851
Securities Lending Collateral	84,514	—	—	84,514
Total Assets	$4,995,925	$31,851	$—	$5,027,776

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $82,087 of securities loaned (cost $2,847,199)	$4,995,925
Repurchase agreements, at value (cost $31,851)	31,851
Receivables:
Securities sold	113,835
Dividends	8,242
Fund shares sold	4,343
Securities lending income	433
Interest	15
Total assets	5,154,644

Liabilities:
Payable for:
Fund shares redeemed	111,487
Return of securities lending collateral	84,514
Management fees	3,470
Transfer agent fees	1,493
Investor service fees	1,020
Portfolio accounting and administration fees	429
Trustees’ fees*	59
Miscellaneous	12,219
Total liabilities	214,691
Net assets	$4,939,953

Net assets consist of:
Paid in capital	$4,027,402
Total distributable earnings (loss)	912,551
Net assets	$4,939,953
Capital shares outstanding	45,685
Net asset value per share	$108.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $391)	$87,730
Interest	2,006
Income from securities lending, net	20,889
Total investment income	110,625

Expenses:
Management fees	51,866
Investor service fees	15,255
Transfer agent fees	15,192
Portfolio accounting and fees	9,458
Professional fees	8,817
Printing fees	3,250
Custodian fees	1,041
Trustees’ fees*	900
Miscellaneous	4,450
Total expenses	110,229
Less:
Expenses reimbursed by Adviser	(1,092)
Net expenses	109,137
Net investment income	1,488

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(391,440)
Net realized loss	(391,440)
Net change in unrealized appreciation (depreciation) on:
Investments	795,680
Net change in unrealized appreciation (depreciation)	795,680
Net realized and unrealized gain	404,240
Net increase in net assets resulting from operations	$405,728

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,488	$(19,700)
Net realized loss on investments	(391,440)	(233,115)
Net change in unrealized appreciation (depreciation) on investments	795,680	(1,448,354)
Net increase (decrease) in net assets resulting from operations	405,728	(1,701,169)

Capital share transactions:
Proceeds from sale of shares	20,564,088	3,872,140
Distributions reinvested	—	—
Cost of shares redeemed	(19,766,173)	(4,538,395)
Net increase (decrease) from capital share transactions	797,915	(666,255)
Net increase (decrease) in net assets	1,203,643	(2,367,424)

Net assets:
Beginning of year	3,736,310	6,103,734
End of year	$4,939,953	$3,736,310

Capital share activity:
Shares sold	200,587	38,656
Shares redeemed	(197,228)	(46,415)
Net increase (decrease) in shares	3,359	(7,759)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$88.27	$121.87	$122.53	$106.03	$83.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.44)	(1.02)	(.56)	(.09)
Net gain (loss) on investments (realized and unrealized)	19.84	(33.16)	2.25	21.48	24.33
Total from investment operations	19.86	(33.60)	1.23	20.92	24.24
Less distributions from:
Net investment income	—	—	—	—	(.24)
Net realized gains	—	—	(1.89)	(4.42)	(.98)
Total distributions	—	—	(1.89)	(4.42)	(1.22)
Net asset value, end of period	$108.13	$88.27	$121.87	$122.53	$106.03

Total Return[b]	22.50%	(27.57%)	0.92%	21.01%	29.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,940	$3,736	$6,104	$10,822	$6,536
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.45%)	(0.78%)	(0.56%)	(0.09%)
Total expenses	1.81%	1.77%	1.69%	1.82%	1.83%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.83%
Portfolio turnover rate	351%	103%	194%	257%	224%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the Reporting Period, Precious Metals Fund returned 3.83%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Materials Index returned 12.55%.

The industries that contributed the most to performance were gold and copper. The industries that detracted the most from performance were precious metals & minerals and silver.

The holdings that contributed the most to performance were Gold Fields Ltd. ADR, Wheaton Precious Metals Corp., and Harmony Gold Mining Co Ltd. ADR. The holdings that detracted the most from performance were Sibanye Stillwater Ltd. ADR, SSR Mining, Inc., and Newmont Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings	% of Total Net Assets
Freeport-McMoRan, Inc.	11.4%
Newmont Corp.	9.6%
Barrick Gold Corp.	7.8%
Agnico Eagle Mines Ltd.	7.2%
Wheaton Precious Metals Corp.	6.5%
Franco-Nevada Corp.	4.2%
Royal Gold, Inc.	3.8%
Gold Fields Ltd. ADR	3.8%
Kinross Gold Corp.	3.7%
Anglogold Ashanti plc	3.6%
Top Ten Total	61.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Precious Metals Fund	3.83%	11.37%	3.84%
S&P 500 Materials Index	12.55%	13.58%	8.60%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Mining - 99.4%
Freeport-McMoRan, Inc.	87,897	$3,741,775
Newmont Corp.	75,767	3,135,996
Barrick Gold Corp.	141,076	2,552,065
Agnico Eagle Mines Ltd.	43,005	2,358,824
Wheaton Precious Metals Corp.	43,039	2,123,544
Franco-Nevada Corp.	12,333	1,366,620
Royal Gold, Inc.	10,314	1,247,582
Gold Fields Ltd. ADR	84,765	1,225,702
Kinross Gold Corp.	202,312	1,223,988
Anglogold Ashanti plc	63,693	1,190,422
Pan American Silver Corp.	68,737	1,122,475
Alamos Gold, Inc. — Class A	73,951	996,120
Sibanye Stillwater Ltd. ADR	152,628	828,770
B2Gold Corp.	262,208	828,577
Hecla Mining Co.	153,772	739,643
Osisko Gold Royalties Ltd.	51,175	730,779
Eldorado Gold Corp.*	55,473	719,485
SSR Mining, Inc.	58,570	630,213
Harmony Gold Mining Company Ltd. ADR	95,299	586,089
First Majestic Silver Corp.	95,105	584,896
Sandstorm Gold Ltd.	108,310	544,799
Equinox Gold Corp.*	102,537	501,406
Fortuna Silver Mines, Inc.*	125,960	486,206
Seabridge Gold, Inc.*	35,266	427,777
SilverCrest Metals, Inc.*	64,505	422,508
MAG Silver Corp.*	40,457	421,157
Coeur Mining, Inc.*	128,473	418,822
Novagold Resources, Inc.*	108,063	404,156
IAMGOLD Corp.*	135,446	342,678
Gatos Silver, Inc.*	39,763	260,050
Silvercorp Metals, Inc.	87,072	228,999
Endeavour Silver Corp.*	82,590	162,702
Total Mining		32,554,825

Total Common Stocks
(Cost $23,533,606)		32,554,825

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.6%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$281,420	281,420
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	226,792	226,792
Total Repurchase Agreements
(Cost $508,212)		508,212

Total Investments - 101.0%
(Cost $24,041,818)		$33,063,037
Other Assets & Liabilities, net - (1.0)%		(317,236)
Total Net Assets - 100.0%		$32,745,801

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,554,825	$—	$—	$32,554,825
Repurchase Agreements	—	508,212	—	508,212
Total Assets	$32,554,825	$508,212	$—	$33,063,037

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $23,533,606)	$32,554,825
Repurchase agreements, at value (cost $508,212)	508,212
Receivables:
Fund shares sold	4,007,571
Foreign tax reclaims	5,906
Dividends	1,670
Interest	226
Securities lending income	68
Total assets	37,078,478

Liabilities:
Payable for:
Securities purchased	4,159,792
Deferred foreign capital gain taxes	86,192
Management fees	15,005
Transfer agent fees	6,374
Investor service fees	5,002
Portfolio accounting and administration fees	2,101
Fund shares redeemed	1,419
Trustees’ fees*	275
Miscellaneous	56,517
Total liabilities	4,332,677
Net assets	$32,745,801

Net assets consist of:
Paid in capital	$45,965,909
Total distributable earnings (loss)	(13,220,108)
Net assets	$32,745,801
Capital shares outstanding	867,429
Net asset value per share	$37.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $35,787)	$297,901
Interest	11,321
Income from securities lending, net	2,689
Total investment income	311,911

Expenses:
Management fees	149,621
Investor service fees	49,873
Transfer agent fees	50,509
Professional fees	47,690
Portfolio accounting and administration fees	30,921
Trustees’ fees*	3,731
Custodian fees	3,055
Miscellaneous	3,821
Total expenses	339,221
Less:
Expenses reimbursed by Adviser	(3,897)
Net expenses	335,324
Net investment loss	(23,413)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(140,443)
Net realized loss	(140,443)
Net change in unrealized appreciation (depreciation) on:
Investments	395,968
Net change in unrealized appreciation (depreciation)	395,968
Net realized and unrealized gain	255,525
Net increase in net assets resulting from operations	$232,112

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(23,413)	$26,662
Net realized gain (loss) on investments	(140,443)	673,417
Net change in unrealized appreciation (depreciation) on investments	395,968	(3,851,299)
Net increase (decrease) in net assets resulting from operations	232,112	(3,151,220)

Distributions to shareholders	(57,952)	(93,847)

Capital share transactions:
Proceeds from sale of shares	99,708,329	48,465,105
Distributions reinvested	57,952	93,847
Cost of shares redeemed	(92,171,995)	(41,494,209)
Net increase from capital share transactions	7,594,286	7,064,743
Net increase in net assets	7,768,446	3,819,676

Net assets:
Beginning of year	24,977,355	21,157,679
End of year	$32,745,801	$24,977,355

Capital share activity:
Shares sold	2,678,706	1,262,223
Shares issued from reinvestment of distributions	1,496	2,950
Shares redeemed	(2,497,500)	(1,093,320)
Net increase in shares	182,702	171,853

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$36.48	$41.25	$47.27	$36.75	$24.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.05	.06	(.37)	(.20)
Net gain (loss) on investments (realized and unrealized)	1.43	(4.64)	(4.40)	13.03	12.81
Total from investment operations	1.39	(4.59)	(4.34)	12.66	12.61
Less distributions from:
Net investment income	(.12)	(.18)	(1.68)	(2.14)	—
Total distributions	(.12)	(.18)	(1.68)	(2.14)	—
Net asset value, end of period	$37.75	$36.48	$41.25	$47.27	$36.75

Total Return[b]	3.83%	(11.08%)	(9.19%)	34.30%	52.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,746	$24,977	$21,158	$23,246	$24,882
Ratios to average net assets:
Net investment income (loss)	(0.12%)	0.13%	0.13%	(0.88%)	(0.69%)
Total expenses	1.70%	1.67%	1.59%	1.72%	1.72%
Net expenses[c]	1.68%	1.67%	1.59%	1.72%	1.72%
Portfolio turnover rate	427%	188%	133%	163%	180%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the Reporting Period, Real Estate Fund returned 10.32%, compared with the S&P 500 Index, which returned 26.29%. The MSCI U.S. REIT Index returned 13.74%.

The industries that contributed the most to performance were real estate services, data center REITs, and retail REITs. The only industry that detracted from performance was mortgage REITs.

The holdings that contributed the most to performance were Digital Realty Trust, Inc., Welltower, Inc., and Equinix, Inc. The holdings that detracted the most from performance were Medical Properties Trust, Inc., Healthpeak Properties, Inc., and Mid-America Apartment Communities, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings	% of Total Net Assets
Prologis, Inc.	3.9%
American Tower Corp. — Class A	3.4%
Equinix, Inc.	2.9%
Public Storage	2.4%
Welltower, Inc.	2.4%
Simon Property Group, Inc.	2.3%
Crown Castle, Inc.	2.3%
Realty Income Corp.	2.2%
Digital Realty Trust, Inc.	2.2%
Extra Space Storage, Inc.	2.1%
Top Ten Total	26.1%

“Ten Largest Holdings” excludes any temporary cash investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Real Estate Fund	10.32%	4.71%	4.92%
MSCI U.S. REIT Index	13.74%	7.40%	7.60%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT index are unmanaged indices and, unlike the Funds, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2023
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITs - 91.4%

REITs-Diversified — 21.9%
American Tower Corp. — Class A	737	$159,104
Equinix, Inc.	169	136,111
Crown Castle, Inc.	944	108,739
Digital Realty Trust, Inc.	758	102,012
VICI Properties, Inc.	2,916	92,962
Weyerhaeuser Co.	2,405	83,622
SBA Communications Corp.	322	81,688
WP Carey, Inc.	907	58,783
Gaming and Leisure Properties, Inc.	1,177	58,085
Lamar Advertising Co. — Class A	491	52,183
PotlatchDeltic Corp.	651	31,964
EPR Properties	634	30,717
Outfront Media, Inc.	1,701	23,746
Uniti Group, Inc.	3,030	17,513
Total REITs-Diversified		1,037,229

REITs-Apartments - 12.5%
AvalonBay Communities, Inc.	443	82,938
Equity Residential	1,245	76,144
Invitation Homes, Inc.	2,162	73,746
Essex Property Trust, Inc.	262	64,960
Mid-America Apartment Communities, Inc.	475	63,869
UDR, Inc.	1,524	58,354
American Homes 4 Rent — Class A	1,505	54,120
Camden Property Trust	528	52,425
Apartment Income REIT Corp.	1,056	36,675
Independence Realty Trust, Inc.	1,972	30,172
Total REITs-Apartments		593,403

REITs-Health Care - 9.1%
Welltower, Inc.	1,255	113,163
Ventas, Inc.	1,468	73,165
Healthpeak Properties, Inc.	2,696	53,381
Omega Healthcare Investors, Inc.	1,406	43,108
Healthcare Realty Trust, Inc.	2,457	42,334
Physicians Realty Trust	2,155	28,683
Sabra Health Care REIT, Inc.	1,972	28,140
CareTrust REIT, Inc.	1,123	25,133
Medical Properties Trust, Inc.[1]	4,622	22,694
Total REITs-Health Care		429,801

REITs-Warehouse/Industries - 10.2%
Prologis, Inc.	1,377	183,554
Rexford Industrial Realty, Inc.	997	55,932
Americold Realty Trust, Inc.	1,573	47,615
EastGroup Properties, Inc.	255	46,803
STAG Industrial, Inc.	1,126	44,207
First Industrial Realty Trust, Inc.	812	42,768
Terreno Realty Corp.	590	36,975
LXP Industrial Trust	2,760	27,379
Total REITs-Warehouse/Industries		485,233

REITs-Storage - 7.9%
Public Storage	375	114,375
Extra Space Storage, Inc.	608	97,481
Iron Mountain, Inc.	1,048	73,339
CubeSmart	1,148	53,210
National Storage Affiliates Trust	849	35,208
Total REITs-Storage		373,613

REITs-Office Property - 7.3%
Alexandria Real Estate Equities, Inc.	585	74,160
Boston Properties, Inc.	735	51,575
Vornado Realty Trust	1,239	35,002
Kilroy Realty Corp.	853	33,984
Cousins Properties, Inc.	1,296	31,558
SL Green Realty Corp.	614	27,734
Highwoods Properties, Inc.	1,100	25,256
Douglas Emmett, Inc.	1,674	24,273
JBG SMITH Properties	1,229	20,905
Hudson Pacific Properties, Inc.	2,080	19,365
Total REITs-Office Property		343,812

REITs-Shopping Centers - 6.8%
Kimco Realty Corp.	2,735	58,283
Regency Centers Corp.	855	57,285
Federal Realty Investment Trust	450	46,373
Brixmor Property Group, Inc.	1,809	42,095
Kite Realty Group Trust	1,569	35,867
Phillips Edison & Company, Inc.	965	35,203
SITE Centers Corp.	1,867	25,447
Retail Opportunity Investments Corp.	1,495	20,975
Total REITs-Shopping Centers		321,528

REITs-Hotels - 4.8%
Host Hotels & Resorts, Inc.	3,115	60,649
Ryman Hospitality Properties, Inc.	371	40,832
Apple Hospitality REIT, Inc.	1,728	28,702
Park Hotels & Resorts, Inc.	1,792	27,418
Sunstone Hotel Investors, Inc.	2,222	23,842
Pebblebrook Hotel Trust	1,491	23,826
DiamondRock Hospitality Co.	2,445	22,959
Total REITs-Hotels		228,228

REITs-Single Tenant - 5.5%
Realty Income Corp.	1,796	103,126
NNN REIT, Inc.	1,042	44,910
Agree Realty Corp.	634	39,910
Spirit Realty Capital, Inc.	905	39,539
Essential Properties Realty Trust, Inc.	1,246	31,848
Total REITs-Single Tenant		259,333

REITs-Regional Malls - 2.9%
Simon Property Group, Inc.	771	109,975
Tanger, Inc.	980	27,166
Total REITs-Regional Malls		137,141

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
REAL ESTATE FUND

	Shares	Value
REITs-Manufactured Homes - 2.5%
Sun Communities, Inc.	483	$64,553
Equity LifeStyle Properties, Inc.	762	53,752
Total REITs-Manufactured Homes		118,305

Total REITs		4,327,626

Real Estate - 3.9%
Real Estate Management/Services - 3.9%
CBRE Group, Inc. — Class A*	948	88,249
Jones Lang LaSalle, Inc.*	190	35,885
Cushman & Wakefield plc*	2,281	24,635
Redfin Corp.*	1,895	19,557
eXp World Holdings, Inc.	982	15,241
Total Real Estate Management/Services		183,567

Total Real Estate		183,567

Commercial Services - 2.0%
CoStar Group, Inc.*	1,110	97,003

Internet - 1.6%
E-Commerce/Services - 1.6%
Zillow Group, Inc. — Class C*	1,034	59,827
Opendoor Technologies, Inc.*	3,651	16,357
Total E-Commerce/Services		76,184

Total Internet		76,184

Telecommunications - 0.6%
Telecom Services - 0.6%
DigitalBridge Group, Inc.	1,551	27,204

Total Common Stocks
(Cost $2,217,198)		4,711,584

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$12,439	12,439
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	10,024	10,024
Total Repurchase Agreements
(Cost $22,463)		22,463

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	18,342	18,342
Total Securities Lending Collateral
(Cost $18,342)		18,342

Total Investments - 100.4%
(Cost $2,258,003)		$4,752,389
Other Assets & Liabilities, net - (0.4)%		(16,819)
Total Net Assets - 100.0%		$4,735,570

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,711,584	$—	$—	$4,711,584
Repurchase Agreements	—	22,463	—	22,463
Securities Lending Collateral	18,342	—	—	18,342
Total Assets	$4,729,926	$22,463	$—	$4,752,389

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $17,018 of securities loaned (cost $2,235,540)	$4,729,926
Repurchase agreements, at value (cost $22,463)	22,463
Receivables:
Dividends	25,491
Interest	10
Securities lending income	6
Total assets	4,777,896

Liabilities:
Payable for:
Return of securities lending collateral	18,342
Professional fees	6,634
Fund shares redeemed	6,603
Management fees	3,241
Transfer agent fees	1,311
Investor service fees	953
Portfolio accounting and administration fees	400
Trustees’ fees*	56
Miscellaneous	4,786
Total liabilities	42,326
Net assets	$4,735,570

Net assets consist of:
Paid in capital	$3,214,559
Total distributable earnings (loss)	1,521,011
Net assets	$4,735,570
Capital shares outstanding	130,242
Net asset value per share	$36.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends	$147,220
Interest	1,392
Income from securities lending, net	164
Total investment income	148,776

Expenses:
Management fees	39,058
Investor service fees	11,487
Transfer agent fees	11,689
Professional fees	9,042
Portfolio accounting and administration fees	7,122
Trustees’ fees*	854
Custodian fees	846
Line of credit fees	44
Miscellaneous	2,808
Total expenses	82,950
Less:
Expenses reimbursed by Adviser	(861)
Net expenses	82,089
Net investment income	66,687

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,694
Net realized gain	14,694
Net change in unrealized appreciation (depreciation) on:
Investments	263,752
Net change in unrealized appreciation (depreciation)	263,752
Net realized and unrealized gain	278,446
Net increase in net assets resulting from operations	$345,133

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$66,687	$70,918
Net realized gain on investments	14,694	1,141,105
Net change in unrealized appreciation (depreciation) on investments	263,752	(4,132,274)
Net increase (decrease) in net assets resulting from operations	345,133	(2,920,251)

Distributions to shareholders	(252,805)	(419,006)

Capital share transactions:
Proceeds from sale of shares	5,951,867	11,625,641
Distributions reinvested	252,805	419,006
Cost of shares redeemed	(6,333,619)	(18,638,779)
Net decrease from capital share transactions	(128,947)	(6,594,132)
Net decrease in net assets	(36,619)	(9,933,389)

Net assets:
Beginning of year	4,772,189	14,705,578
End of year	$4,735,570	$4,772,189

Capital share activity:
Shares sold	169,632	252,343
Shares issued from reinvestment of distributions	7,200	10,830
Shares redeemed	(184,063)	(413,747)
Net decrease in shares	(7,231)	(150,574)

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$34.71	$51.05	$38.31	$43.46	$35.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.38	.31	.28	.68
Net gain (loss) on investments (realized and unrealized)	3.02	(14.10)	12.70	(3.19)	8.03
Total from investment operations	3.52	(13.72)	13.01	(2.91)	8.71
Less distributions from:
Net investment income	(.47)	(.41)	(.27)	(1.16)	(.83)
Net realized gains	(1.40)	(2.21)	—	(1.08)	(.41)
Total distributions	(1.87)	(2.62)	(.27)	(2.24)	(1.24)
Net asset value, end of period	$36.36	$34.71	$51.05	$38.31	$43.46

Total Return[b]	10.32%	(27.40%)	34.07%	(5.82%)	24.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,736	$4,772	$14,706	$6,518	$12,249
Ratios to average net assets:
Net investment income (loss)	1.45%	0.90%	0.69%	0.76%	1.62%
Total expenses	1.81%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	125%	134%	136%	173%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the Reporting Period, Retailing Fund returned 16.56%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Consumer Discretionary Index returned 42.41%.

The industries that contributed the most to performance were broadline retail, automotive retail, and homefurnishing retail. The industries that detracted the most from performance were drug retail, distributors, and computer & electronics retail.

The holdings that contributed the most to performance were Amazon.com, Inc., PDD Holdings, Inc. ADR, and Costco Wholesale Corp. The holdings that detracted the most from performance were Dollar General Corp., Farfetch, Ltd. - Class A, and JD.com, Inc. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings	% of Total Net Assets
Amazon.com, Inc.	10.6%
Home Depot, Inc.	5.1%
Costco Wholesale Corp.	4.4%
Walmart, Inc.	4.2%
Lowe’s Companies, Inc.	4.1%
TJX Companies, Inc.	3.7%
Target Corp.	2.9%
O’Reilly Automotive, Inc.	2.6%
Ross Stores, Inc.	2.4%
PDD Holdings, Inc. ADR	2.4%
Top Ten Total	42.4%

“Ten Largest Holdings” excludes any temporary cash investments.

100 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Retailing Fund	16.56%	11.35%	7.23%
S&P 500 Consumer Discretionary Index	42.41%	13.73%	11.69%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2023
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Retail - 67.9%
Home Depot, Inc.	440	$152,482
Costco Wholesale Corp.	202	133,336
Walmart, Inc.	799	125,962
Lowe’s Companies, Inc.	557	123,960
TJX Companies, Inc.	1,199	112,478
Target Corp.	615	87,588
O’Reilly Automotive, Inc.*	83	78,857
Ross Stores, Inc.	530	73,347
Dollar Tree, Inc.*	433	61,508
Dollar General Corp.	438	59,546
AutoZone, Inc.*	23	59,469
Tractor Supply Co.	243	52,252
Ulta Beauty, Inc.*	106	51,939
Walgreens Boots Alliance, Inc.	1,820	47,520
Genuine Parts Co.	340	47,090
Best Buy Company, Inc.	539	42,193
Burlington Stores, Inc.*	203	39,480
CarMax, Inc.*	514	39,444
Williams-Sonoma, Inc.	189	38,136
Five Below, Inc.*	177	37,729
Dick’s Sporting Goods, Inc.	256	37,619
Floor & Decor Holdings, Inc. — Class A*	336	37,484
Bath & Body Works, Inc.	834	35,996
BJ’s Wholesale Club Holdings, Inc.*	483	32,197
Murphy USA, Inc.	79	28,168
Macy’s, Inc.	1,330	26,760
AutoNation, Inc.*	170	25,531
Academy Sports & Outdoors, Inc.	386	25,476
GameStop Corp. — Class A*,1	1,404	24,612
Ollie’s Bargain Outlet Holdings, Inc.*	316	23,981
Signet Jewelers Ltd.	221	23,705
Abercrombie & Fitch Co. — Class A*	266	23,467
RH*	78	22,735
Gap, Inc.	1,074	22,457
Lithia Motors, Inc. — Class A	65	21,403
American Eagle Outfitters, Inc.	1,003	21,224
Carvana Co.*	399	21,123
Advance Auto Parts, Inc.	342	20,872
Foot Locker, Inc.	609	18,970
Boot Barn Holdings, Inc.*	212	16,273
Nordstrom, Inc.	824	15,203
Victoria’s Secret & Co.*	567	15,048
National Vision Holdings, Inc.*	658	13,772
Kohl’s Corp.	462	13,250
Leslie’s, Inc.*	1,881	12,998
Petco Health & Wellness Company, Inc.*	1,253	3,960
Total Retail		2,048,600

Internet - 25.9%
Amazon.com, Inc.*	2,094	318,162
PDD Holdings, Inc. ADR*	489	71,546
Alibaba Group Holding Ltd. ADR	847	65,651
MercadoLibre, Inc.*	39	61,290
JD.com, Inc. ADR	1,924	55,584
eBay, Inc.	1,184	51,646
Coupang, Inc.*	2,826	45,753
Chewy, Inc. — Class A*	1,490	35,209
Etsy, Inc.*	412	33,393
Wayfair, Inc. — Class A*	490	30,233
Beyond, Inc.*	461	12,765
Total Internet		781,232

Distribution & Wholesale - 2.7%
Pool Corp.	109	43,459
LKQ Corp.	815	38,949
Total Distribution & Wholesale		82,408

Software - 1.4%
Global-e Online Ltd*	1,135	44,980

Chemicals - 0.8%
Valvoline, Inc.*	644	24,202

Apparel - 0.6%
Urban Outfitters, Inc.*	459	16,382

Total Common Stocks
(Cost $1,366,940)		2,997,804

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$14,230	14,230
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	11,468	11,468
Total Repurchase Agreements
(Cost $25,698)		25,698

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	14,322	14,322
Total Securities Lending Collateral
(Cost $14,322)		14,322

Total Investments - 100.7%
(Cost $1,406,960)		$3,037,824
Other Assets & Liabilities, net - (0.7)%		(21,741)
Total Net Assets - 100.0%		$3,016,083

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,997,804	$—	$—	$2,997,804
Repurchase Agreements	—	25,698	—	25,698
Securities Lending Collateral	14,322	—	—	14,322
Total Assets	$3,012,126	$25,698	$—	$3,037,824

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $13,463 of securities loaned (cost $1,381,262)	$3,012,126
Repurchase agreements, at value (cost $25,698)	25,698
Receivables:
Securities sold	330,018
Dividends	5,801
Fund shares sold	2,602
Securities lending income	47
Interest	12
Total assets	3,376,304

Liabilities:
Payable for:
Fund shares redeemed	333,732
Return of securities lending collateral	14,322
Management fees	2,256
Transfer agent fees	1,002
Investor service fees	664
Portfolio accounting and administration fees	279
Trustees’ fees*	38
Miscellaneous	7,928
Total liabilities	360,221
Net assets	$3,016,083

Net assets consist of:
Paid in capital	$2,332,967
Total distributable earnings (loss)	683,116
Net assets	$3,016,083
Capital shares outstanding	26,911
Net asset value per share	$112.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $55)	$48,427
Interest	1,232
Income from securities lending, net	1,399
Total investment income	51,058

Expenses:
Management fees	31,006
Investor service fees	9,119
Transfer agent fees	9,177
Portfolio accounting and administration fees	5,654
Professional fees	5,321
Printing fees	1,773
Custodian fees	704
Trustees’ fees*	623
Line of credit fees	37
Miscellaneous	2,557
Total expenses	65,971
Less:
Expenses reimbursed by Adviser	(673)
Net expenses	65,298
Net investment loss	(14,240)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	224,382
Net realized gain	224,382
Net change in unrealized appreciation (depreciation) on:
Investments	289,087
Net change in unrealized appreciation (depreciation)	289,087
Net realized and unrealized gain	513,469
Net increase in net assets resulting from operations	$499,229

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(14,240)	$(27,165)
Net realized gain (loss) on investments	224,382	(434,030)
Net change in unrealized appreciation (depreciation) on investments	289,087	(1,063,805)
Net increase (decrease) in net assets resulting from operations	499,229	(1,525,000)

Distributions to shareholders	—	(104,064)

Capital share transactions:
Proceeds from sale of shares	6,884,256	7,032,882
Distributions reinvested	—	104,064
Cost of shares redeemed	(7,587,763)	(8,909,554)
Net decrease from capital share transactions	(703,507)	(1,772,608)
Net decrease in net assets	(204,278)	(3,401,672)

Net assets:
Beginning of year	3,220,361	6,622,033
End of year	$3,016,083	$3,220,361

Capital share activity:
Shares sold	66,725	67,226
Shares issued from reinvestment of distributions	—	1,066
Shares redeemed	(73,303)	(84,122)
Net decrease in shares	(6,578)	(15,830)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$96.16	$134.27	$128.69	$89.57	$71.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.71)	(1.27)	(.95)	(.45)
Net gain (loss) on investments (realized and unrealized)	16.32	(34.86)	16.53	40.07	18.07
Total from investment operations	15.92	(35.57)	15.26	39.12	17.62
Less distributions from:
Net realized gains	—	(2.54)	(9.68)	—	—
Total distributions	—	(2.54)	(9.68)	—	—
Net asset value, end of period	$112.08	$96.16	$134.27	$128.69	$89.57

Total Return[b]	16.56%	(26.52%)	11.75%	43.68%	24.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,016	$3,220	$6,622	$7,196	$3,625
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.68%)	(0.92%)	(0.91%)	(0.54%)
Total expenses	1.81%	1.77%	1.69%	1.82%	1.83%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.83%
Portfolio turnover rate	212%	193%	375%	250%	173%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the Reporting Period, Technology Fund returned 49.01%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Information Technology Index returned 57.84%.

The industries that contributed the most to performance were semiconductors, application software, and systems software. No industry detracted from performance.

The holdings that contributed the most to performance were NVIDIA Corp., Meta Platforms, Inc. - Class A, and Microsoft Corp. The holdings that detracted the most from performance were SolarEdge Technologies, Inc., Enphase Energy, Inc., and ZoomInfo Technologies, Inc. – Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	5.7%
Apple, Inc.	5.6%
Alphabet, Inc. — Class A	4.4%
NVIDIA Corp.	3.7%
Meta Platforms, Inc. — Class A	3.3%
Broadcom, Inc.	2.7%
Adobe, Inc.	1.7%
Salesforce, Inc.	1.7%
Advanced Micro Devices, Inc.	1.7%
Intel Corp.	1.7%
Top Ten Total	32.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Technology Fund	49.01%	19.01%	14.47%
S&P 500 Information Technology Index	57.84%	26.95%	20.79%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Software - 32.0%
Microsoft Corp.	3,625	$1,363,145
Adobe, Inc.*	696	415,234
Salesforce, Inc.*	1,574	414,182
Intuit, Inc.	560	350,017
Oracle Corp.	3,039	320,402
ServiceNow, Inc.*	444	313,682
Cadence Design Systems, Inc.*	825	224,705
Synopsys, Inc.*	430	221,411
Workday, Inc. — Class A*	783	216,155
Atlassian Corp. — Class A*	841	200,040
Snowflake, Inc. — Class A*	1,001	199,199
Roper Technologies, Inc.	361	196,806
Autodesk, Inc.*	787	191,619
ANSYS, Inc.*	441	160,030
Datadog, Inc. — Class A*	1,298	157,551
Electronic Arts, Inc.	1,137	155,553
Palantir Technologies, Inc. — Class A*	8,704	149,448
MongoDB, Inc.*	339	138,600
Take-Two Interactive Software, Inc.*	852	137,129
Cloudflare, Inc. — Class A*	1,632	135,880
ROBLOX Corp. — Class A*	2,945	134,645
HubSpot, Inc.*	223	129,461
Splunk, Inc.*	849	129,345
PTC, Inc.*	667	116,698
NetEase, Inc. ADR	1,246	116,077
Zoom Video Communications, Inc. — Class A*	1,599	114,984
Monday.com Ltd.*	589	110,620
Akamai Technologies, Inc.*	916	108,409
DocuSign, Inc.*	1,672	99,401
Twilio, Inc. — Class A*	1,293	98,100
Dynatrace, Inc.*	1,786	97,676
Unity Software, Inc.*	2,303	94,170
Manhattan Associates, Inc.*	426	91,726
Dropbox, Inc. — Class A*	2,809	82,809
BILL Holdings, Inc.*	985	80,366
Gitlab, Inc. — Class A*	1,253	78,889
AppLovin Corp. — Class A*	1,928	76,831
ZoomInfo Technologies, Inc. — Class A*	3,928	72,629
Confluent, Inc. — Class A*	2,778	65,005
Five9, Inc.*	760	59,805
C3.ai, Inc. — Class A*,1	1,748	50,185
MicroStrategy, Inc. — Class A*	69	43,582
Total Software		7,712,201

Semiconductors - 27.0%
NVIDIA Corp.	1,813	897,834
Broadcom, Inc.	573	639,611
Advanced Micro Devices, Inc.*	2,794	411,864
Intel Corp.	8,059	404,965
QUALCOMM, Inc.	2,332	337,277
Texas Instruments, Inc.	1,942	331,033
Applied Materials, Inc.	1,926	312,147
Lam Research Corp.	348	272,575
Micron Technology, Inc.	3,106	265,066
Analog Devices, Inc.	1,324	262,893
KLA Corp.	404	234,845
NXP Semiconductor N.V.	1,010	231,977
ASML Holding N.V. — Class G	268	202,855
Marvell Technology, Inc.	3,237	195,223
Microchip Technology, Inc.	2,002	180,540
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,688	175,552
ON Semiconductor Corp.*	1,911	159,626
STMicroelectronics N.V. — Class Y	2,840	142,369
Entegris, Inc.	956	114,548
Skyworks Solutions, Inc.	1,008	113,319
Teradyne, Inc.	1,037	112,535
Monolithic Power Systems, Inc.	154	97,140
Qorvo, Inc.*	791	89,075
Lattice Semiconductor Corp.*	1,213	83,685
MKS Instruments, Inc.	722	74,272
Rambus, Inc.*	1,050	71,663
GLOBALFOUNDRIES, Inc.*,1	1,010	61,206
Axcelis Technologies, Inc.*	303	39,296
Total Semiconductors		6,514,991

Computers - 16.0%
Apple, Inc.	6,951	1,338,276
International Business Machines Corp.	1,924	314,670
Crowdstrike Holdings, Inc. — Class A*	805	205,533
Dell Technologies, Inc. — Class C	2,452	187,578
Fortinet, Inc.*	2,887	168,976
Cognizant Technology Solutions Corp. — Class A	2,156	162,843
Accenture plc — Class A	461	161,770
Check Point Software Technologies Ltd.*	945	144,387
Infosys Ltd. ADR	7,518	138,181
HP, Inc.	4,385	131,945
Hewlett Packard Enterprise Co.	7,277	123,563
Zscaler, Inc.*	544	120,529
Western Digital Corp.*	2,098	109,872
Seagate Technology Holdings plc	1,284	109,615
NetApp, Inc.	1,224	107,908
Super Micro Computer, Inc.*	348	98,922
Pure Storage, Inc. — Class A*	2,428	86,582
Amdocs Ltd.	961	84,462
Lumentum Holdings, Inc.*	979	51,319
Total Computers		3,846,931

Internet - 14.3%
Alphabet, Inc. — Class A*	7,560	1,056,056
Meta Platforms, Inc. — Class A*	2,245	794,640
Palo Alto Networks, Inc.*	829	244,456
Shopify, Inc. — Class A*	2,169	168,965
CDW Corp.	638	145,030
Baidu, Inc. ADR*	1,215	144,694
Sea Ltd. ADR*	3,565	144,383
Pinterest, Inc. — Class A*	3,574	132,381
Snap, Inc. — Class A*	7,400	125,282
Okta, Inc.*	1,237	111,986

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
TECHNOLOGY FUND

	Shares	Value
VeriSign, Inc.*	517	$106,481
Gen Digital, Inc.	4,046	92,330
Match Group, Inc.*	2,357	86,031
F5, Inc.*	479	85,731
Total Internet		3,438,446

Telecommunications - 3.6%
Cisco Systems, Inc.	7,061	356,722
Arista Networks, Inc.*	861	202,774
Motorola Solutions, Inc.	577	180,653
Corning, Inc.	4,140	126,063
Total Telecommunications		866,212

Electronics - 3.4%
Amphenol Corp. — Class A	2,044	202,622
TE Connectivity Ltd.	1,231	172,955
Keysight Technologies, Inc.*	885	140,795
Jabil, Inc.	825	105,105
Flex Ltd.*	3,304	100,640
Trimble, Inc.*	1,859	98,899
Total Electronics		821,016

Energy-Alternate Sources - 1.7%
SolarEdge Technologies, Inc.*	1,817	170,071
Enphase Energy, Inc.*	896	118,398
First Solar, Inc.*	682	117,495
Total Energy-Alternate Sources		405,964

Commercial Services - 1.1%
Gartner, Inc.*	332	149,768
Marathon Digital Holdings, Inc.*	3,034	71,269
Riot Platforms, Inc.*	2,887	44,662
Total Commercial Services		265,699

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	334	91,292

Total Common Stocks
(Cost $9,360,399)		23,962,752

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$109,049	109,049
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	87,881	87,881
Total Repurchase Agreements
(Cost $196,930)		196,930

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	85,136	85,136
Total Securities Lending Collateral
(Cost $85,136)		85,136

Total Investments - 100.7%
(Cost $9,642,465)		$24,244,818
Other Assets & Liabilities, net - (0.7)%		(174,757)
Total Net Assets - 100.0%		$24,070,061

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,962,752	$—	$—	$23,962,752
Repurchase Agreements	—	196,930	—	196,930
Securities Lending Collateral	85,136	—	—	85,136
Total Assets	$24,047,888	$196,930	$—	$24,244,818

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $80,017 of securities loaned (cost $9,445,535)	$24,047,888
Repurchase agreements, at value (cost $196,930)	196,930
Receivables:
Dividends	7,488
Foreign tax reclaims	496
Securities lending income	173
Interest	88
Total assets	24,253,063

Liabilities:
Payable for:
Return of securities lending collateral	85,136
Professional fess	35,839
Management fees	17,517
Printing fees	8,640
Transfer agent fees	7,252
Investor service fees	5,152
Fund shares redeemed	2,719
Portfolio accounting and administration fees	2,164
Trustees’ fees*	305
Miscellaneous	18,278
Total liabilities	183,002
Net assets	$24,070,061

Net assets consist of:
Paid in capital	$10,361,595
Total distributable earnings (loss)	13,708,466
Net assets	$24,070,061
Capital shares outstanding	134,332
Net asset value per share	$179.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $774)	$168,540
Interest	8,022
Income from securities lending, net	2,508
Total investment income	179,070

Expenses:
Management fees	180,677
Investor service fees	53,140
Transfer agent fees	51,404
Professional fees	41,189
Portfolio accounting and administration fees	32,946
Trustees’ fees*	3,196
Custodian fees	3,164
Line of credit fees	65
Miscellaneous	17,958
Total expenses	383,739
Less:
Expenses reimbursed by Adviser	(4,730)
Net expenses	379,009
Net investment loss	(199,939)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,768,792
Net realized gain	1,768,792
Net change in unrealized appreciation (depreciation) on:
Investments	6,539,334
Net change in unrealized appreciation (depreciation)	6,539,334
Net realized and unrealized gain	8,308,126
Net increase in net assets resulting from operations	$8,108,187

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(199,939)	$(203,223)
Net realized gain on investments	1,768,792	416,671
Net change in unrealized appreciation (depreciation) on investments	6,539,334	(9,756,937)
Net increase (decrease) in net assets resulting from operations	8,108,187	(9,543,489)

Distributions to shareholders	(367,393)	(1,319,879)

Capital share transactions:
Proceeds from sale of shares	17,766,905	14,712,501
Distributions reinvested	367,393	1,319,879
Cost of shares redeemed	(17,265,223)	(20,097,830)
Net increase (decrease) from capital share transactions	869,075	(4,065,450)
Net increase (decrease) in net assets	8,609,869	(14,928,818)

Net assets:
Beginning of year	15,460,192	30,389,010
End of year	$24,070,061	$15,460,192

Capital share activity:
Shares sold	118,358	98,177
Shares issued from reinvestment of distributions	2,211	9,773
Shares redeemed	(112,819)	(127,726)
Net increase (decrease) in shares	7,750	(19,776)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$122.14	$207.63	$184.01	$125.88	$93.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.43)	(1.65)	(1.82)	(.99)	(.90)
Net gain (loss) on investments (realized and unrealized)	61.07	(72.52)	38.58	62.21	37.66
Total from investment operations	59.64	(74.17)	36.76	61.22	36.76
Less distributions from:
Net realized gains	(2.60)	(11.32)	(13.14)	(3.09)	(3.95)
Total distributions	(2.60)	(11.32)	(13.14)	(3.09)	(3.95)
Net asset value, end of period	$179.18	$122.14	$207.63	$184.01	$125.88

Total Return[b]	49.01%	(36.25%)	20.50%	49.25%	39.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,070	$15,460	$30,389	$25,233	$22,439
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(1.10%)	(0.92%)	(0.69%)	(0.79%)
Total expenses	1.81%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.78%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	100%	78%	113%	192%	188%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the Reporting Period, Telecommunications Fund returned 6.30%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Telecommunications Services Index returned 55.80%.

The industries that contributed the most to performance were communications equipment, movies & entertainment, and cable & satellite. The only industries that detract from performance were alternative carriers and integrated telecommunication services.

The holdings that contributed the most to performance were Arista Networks, Inc., Comcast Corp. - Class A, and Roku, Inc.. The holdings that detracted the most from performance were DISH Network Corp. - Class A, Lumen Technologies, Inc., and CommScope Holding Company, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings	% of Total Net Assets
Cisco Systems, Inc.	9.0%
Comcast Corp. — Class A	8.6%
Verizon Communications, Inc.	7.6%
AT&T, Inc.	7.0%
T-Mobile US, Inc.	6.7%
Arista Networks, Inc.	4.3%
Charter Communications, Inc. — Class A	4.2%
Motorola Solutions, Inc.	3.8%
Roku, Inc.	2.6%
Liberty Broadband Corp. — Class C	2.6%
Top Ten Total	56.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Telecommunications Fund	6.30%	1.26%	1.84%
S&P 500 Telecommunication Services Index	55.80%	13.31%	7.81%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Telecommunications - 69.7%
Cisco Systems, Inc.	3,507	$177,174
Verizon Communications, Inc.	3,993	150,536
AT&T, Inc.	8,268	138,737
T-Mobile US, Inc.	829	132,914
Arista Networks, Inc.*	365	85,961
Motorola Solutions, Inc.	241	75,455
Juniper Networks, Inc.	1,551	45,723
Frontier Communications Parent, Inc.*	1,554	39,378
Ciena Corp.*	821	36,953
Telefonaktiebolaget LM Ericsson ADR	5,606	35,318
Nice Ltd. ADR*	174	34,715
Iridium Communications, Inc.	779	32,064
BCE, Inc.	809	31,858
Vodafone Group plc ADR	3,580	31,146
America Movil SAB de CV ADR	1,657	30,688
Rogers Communications, Inc. — Class B	646	30,239
TELUS Corp.	1,634	29,069
Viasat, Inc.*	1,013	28,313
Nokia Oyj ADR	8,043	27,507
InterDigital, Inc.	229	24,856
Calix, Inc.*	560	24,466
Viavi Solutions, Inc.*	2,359	23,755
Extreme Networks, Inc.*	1,305	23,020
Telephone & Data Systems, Inc.	1,128	20,699
Harmonic, Inc.*	1,269	16,548
Infinera Corp.*	3,153	14,977
Gogo, Inc.*	1,157	11,720
ADTRAN Holdings, Inc.	1,554	11,406
Lumen Technologies, Inc.*	4,036	7,386
CommScope Holding Company, Inc.*	2,135	6,021
Total Telecommunications		1,378,602

Media - 19.2%
Comcast Corp. — Class A	3,854	168,998
Charter Communications, Inc. — Class A*	212	82,400
Liberty Broadband Corp. — Class C*	628	50,611
Liberty Global Ltd. — Class C*	1,946	36,273
DISH Network Corp. — Class A*	4,374	25,238
Liberty Latin America Ltd. — Class C*	2,230	16,368
Total Media		379,888

Internet - 6.6%
Roku, Inc.*	558	51,146
F5, Inc.*	280	50,114
Cogent Communications Holdings, Inc.	374	28,447
Total Internet		129,707

Computers - 2.5%
Lumentum Holdings, Inc.*	572	29,984
NetScout Systems, Inc.*	835	18,329
Total Computers		48,313

Electronics - 0.7%
Applied Optoelectronics, Inc.*	700	13,524

Software - 0.6%
Digi International, Inc.*	475	12,350

Total Common Stocks
(Cost $1,285,806)		1,962,384

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.0%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$10,899	10,899
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	8,783	8,783
Total Repurchase Agreements
(Cost $19,682)		19,682

Total Investments - 100.3%
(Cost $1,305,488)		$1,982,066
Other Assets & Liabilities, net - (0.3)%		(5,810)
Total Net Assets - 100.0%		$1,976,256

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,962,384	$—	$—	$1,962,384
Repurchase Agreements	—	19,682	—	19,682
Total Assets	$1,962,384	$19,682	$—	$1,982,066

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $1,285,806)	$1,962,384
Repurchase agreements, at value (cost $19,682)	19,682
Receivables:
Dividends	2,900
Securities lending income	19
Interest	9
Total assets	1,984,994

Liabilities:
Payable for:
Professional fees	2,872
Management fees	1,404
Fund shares redeemed	989
Printing fees	692
Transfer agent fees	644
Investor service fees	413
Portfolio accounting and administration fees	174
Trustees’ fees*	25
Miscellaneous	1,525
Total liabilities	8,738
Net assets	$1,976,256

Net assets consist of:
Paid in capital	$2,672,014
Total distributable earnings (loss)	(695,758)
Net assets	$1,976,256
Capital shares outstanding	35,618
Net asset value per share	$55.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,570)	$61,221
Interest	893
Income from securities lending, net	458
Total investment income	62,572

Expenses:
Management fees	22,325
Investor service fees	6,566
Transfer agent fees	6,721
Portfolio accounting and administration fees	4,071
Professional fees	3,237
Printing fees	1,179
Custodian fees	558
Trustees’ fees*	440
Miscellaneous	2,430
Total expenses	47,527
Less:
Expenses reimbursed by Adviser	(466)
Net expenses	47,061
Net investment income	15,511

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(266,644)
Net realized loss	(266,644)
Net change in unrealized appreciation (depreciation) on:
Investments	189,542
Net change in unrealized appreciation (depreciation)	189,542
Net realized and unrealized loss	(77,102)
Net decrease in net assets resulting from operations	$(61,591)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,511	$16,827
Net realized loss on investments	(266,644)	(493,385)
Net change in unrealized appreciation (depreciation) on investments	189,542	(583,949)
Net decrease in net assets resulting from operations	(61,591)	(1,060,507)

Distributions to shareholders	(16,914)	(20,013)

Capital share transactions:
Proceeds from sale of shares	5,923,994	2,713,464
Distributions reinvested	16,914	20,013
Cost of shares redeemed	(5,937,175)	(6,589,223)
Net increase (decrease) from capital share transactions	3,733	(3,855,746)
Net decrease in net assets	(74,772)	(4,936,266)

Net assets:
Beginning of year	2,051,028	6,987,294
End of year	$1,976,256	$2,051,028

Capital share activity:
Shares sold	107,953	46,758
Shares issued from reinvestment of distributions	314	343
Shares redeemed	(111,627)	(105,977)
Net decrease in shares	(3,360)	(58,876)

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$52.62	$71.41	$66.03	$60.85	$53.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.37	.44	.48	.37
Net gain (loss) on investments (realized and unrealized)	2.98 [c]	(18.80)	5.48	5.27 [c]	6.73
Total from investment operations	3.30	(18.43)	5.92	5.75	7.10
Less distributions from:
Net investment income	(.44)	(.36)	(.54)	(.57)	—
Total distributions	(.44)	(.36)	(.54)	(.57)	—
Net asset value, end of period	$55.48	$52.62	$71.41	$66.03	$60.85

Total Return[b]	6.30%	(25.85%)	8.98%	9.49%	13.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,976	$2,051	$6,987	$3,254	$3,250
Ratios to average net assets:
Net investment income (loss)	0.59%	0.62%	0.62%	0.81%	0.63%
Total expenses	1.81%	1.77%	1.70%	1.82%	1.82%
Net expenses[d]	1.79%	1.77%	1.70%	1.82%	1.82%
Portfolio turnover rate	260%	113%	237%	258%	263%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the Reporting Period, Transportation Fund returned 24.48%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Industrials Index returned 18.13%.

The industries that contributed the most to performance were automobile manufacturers, passenger ground transportation, and cargo ground transportation. The industries that detracted the most from performance were marine transportation and motorcycle manufacturers.

The holdings that contributed the most to performance were Tesla, Inc., Uber Technologies, Inc., and FedEx Corp. The holdings that detracted the most from performance were Fisker, Inc. - Class A, ZIM Integrated Shipping Services, Ltd., and United Parcel Service, Inc. - Class B.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings	% of Total Net Assets
Tesla, Inc.	10.2%
Union Pacific Corp.	4.8%
Uber Technologies, Inc.	4.2%
United Parcel Service, Inc. — Class B	4.2%
CSX Corp.	3.3%
Norfolk Southern Corp.	2.9%
FedEx Corp.	2.9%
Ford Motor Co.	2.9%
General Motors Co.	2.8%
Old Dominion Freight Line, Inc.	2.6%
Top Ten Total	40.8%

“Ten Largest Holdings” excludes any temporary cash investments.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Transportation Fund	24.48%	11.18%	7.27%
S&P 500 Industrials Index	18.13%	14.21%	10.00%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	December 31, 2023
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Transportation - 36.7%
Union Pacific Corp.	1,101	$270,428
United Parcel Service, Inc. — Class B	1,481	232,858
CSX Corp.	5,267	182,607
Norfolk Southern Corp.	687	162,393
FedEx Corp.	637	161,142
Old Dominion Freight Line, Inc.	355	143,892
Expeditors International of Washington, Inc.	753	95,782
J.B. Hunt Transport Services, Inc.	451	90,083
Canadian Pacific Kansas City Ltd.	1,108	87,598
Canadian National Railway Co.	681	85,554
ZTO Express Cayman, Inc. ADR	3,645	77,566
XPO, Inc.*	827	72,437
CH Robinson Worldwide, Inc.	784	67,730
Knight-Swift Transportation Holdings, Inc.	1,139	65,663
Saia, Inc.*	148	64,856
Landstar System, Inc.	303	58,676
Hub Group, Inc. — Class A*	423	38,891
Werner Enterprises, Inc.	847	35,887
ArcBest Corp.	296	35,582
Forward Air Corp.	427	26,845
Total Transportation		2,056,470

Auto Manufacturers - 27.3%
Tesla, Inc.*	2,310	573,989
Ford Motor Co.	13,134	160,104
General Motors Co.	4,372	157,042
Rivian Automotive, Inc. — Class A*	4,396	103,130
NIO, Inc. ADR*,1	11,341	102,863
Li Auto, Inc. ADR*	2,372	88,784
Stellantis N.V.[1]	3,503	81,690
Honda Motor Company Ltd. ADR	2,487	76,873
Toyota Motor Corp. ADR	401	73,535
Ferrari N.V.	212	71,747
Lucid Group, Inc.*,1	9,237	38,888
Total Auto Manufacturers		1,528,645

Auto Parts & Equipment - 13.5%
Aptiv plc*	1,017	91,245
Mobileye Global, Inc. — Class A*	1,978	85,687
Autoliv, Inc.	771	84,957
Magna International, Inc.	1,414	83,539
BorgWarner, Inc.	1,826	65,462
Lear Corp.	455	64,251
Gentex Corp.	1,887	61,629
Goodyear Tire & Rubber Co.*	3,092	44,277
Adient plc*	1,149	41,778
Visteon Corp.*	331	41,342
Fox Factory Holding Corp.*	554	37,384
QuantumScape Corp.*	4,919	34,187
Luminar Technologies, Inc.*,1	5,840	19,681
Total Auto Parts & Equipment		755,419

Airlines - 11.3%
Delta Air Lines, Inc.	2,699	108,581
Southwest Airlines Co.	3,021	87,246
Ryanair Holdings plc ADR*	620	82,683
Copa Holdings S.A. — Class A	776	82,497
United Airlines Holdings, Inc.*	1,926	79,467
American Airlines Group, Inc.*	4,619	63,465
Alaska Air Group, Inc.*	1,300	50,791
SkyWest, Inc.*	622	32,468
JetBlue Airways Corp.*	5,036	27,950
Allegiant Travel Co. — Class A	227	18,752
Total Airlines		633,900

Internet - 6.5%
Uber Technologies, Inc.*	3,852	237,167
Grab Holdings Ltd. — Class A*	21,671	73,031
Lyft, Inc. — Class A*	3,625	54,339
Total Internet		364,537

Commercial Services - 2.2%
GXO Logistics, Inc.*	978	59,814
Avis Budget Group, Inc.	210	37,225
Hertz Global Holdings, Inc.*	2,489	25,861
Total Commercial Services		122,900

Home Builders - 1.0%
Thor Industries, Inc.	475	56,169

Leisure Time - 0.9%
Harley-Davidson, Inc.	1,348	49,660

Total Common Stocks
(Cost $3,117,257)		5,567,700

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$22,035	22,035
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	17,758	17,758
Total Repurchase Agreements
(Cost $39,793)		39,793

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 2.9%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[4]	160,483	$160,483
Total Securities Lending Collateral
(Cost $160,483)		160,483

Total Investments - 103.0%
(Cost $3,317,533)		$5,767,976
Other Assets & Liabilities, net - (3.0)%		(170,298)
Total Net Assets - 100.0%		$5,597,678

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,567,700	$—	$—	$5,567,700
Repurchase Agreements	—	39,793	—	39,793
Securities Lending Collateral	160,483	—	—	160,483
Total Assets	$5,728,183	$39,793	$—	$5,767,976

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value - including $148,891 of securities loaned (cost $3,277,740)	$5,728,183
Repurchase agreements, at value (cost $39,793)	39,793
Receivables:
Securities sold	69,413
Fund shares sold	2,551
Dividends	2,029
Securities lending income	333
Interest	18
Total assets	5,842,320

Liabilities:
Payable for:
Return of securities lending collateral	160,483
Fund shares redeemed	65,365
Management fees	3,642
Transfer agent fees	1,369
Investor service fees	1,071
Portfolio accounting and administration fees	450
Trustees’ fees*	59
Miscellaneous	12,203
Total liabilities	244,642
Net assets	$5,597,678

Net assets consist of:
Paid in capital	$4,382,293
Total distributable earnings (loss)	1,215,385
Net assets	$5,597,678
Capital shares outstanding	63,019
Net asset value per share	$88.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $5,752)	$79,238
Interest	1,603
Income from securities lending, net	10,784
Total investment income	91,625

Expenses:
Management fees	39,709
Investor service fees	11,679
Transfer agent fees	11,461
Professional fees	7,788
Portfolio accounting and administration fees	7,241
Custodian fees	842
Trustees’ fees*	723
Line of credit fees	13
Miscellaneous	4,997
Total expenses	84,453
Less:
Expenses reimbursed by Adviser	(976)
Net expenses	83,477
Net investment income	8,148

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(366,324)
Net realized loss	(366,324)
Net change in unrealized appreciation (depreciation) on:
Investments	872,134
Net change in unrealized appreciation (depreciation)	872,134
Net realized and unrealized gain	505,810
Net increase in net assets resulting from operations	$513,958

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,148	$(7,922)
Net realized loss on investments	(366,324)	(237,027)
Net change in unrealized appreciation (depreciation) on investments	872,134	(2,336,630)
Net increase (decrease) in net assets resulting from operations	513,958	(2,581,579)

Distributions to shareholders	—	(439,796)

Capital share transactions:
Proceeds from sale of shares	15,134,541	15,420,224
Distributions reinvested	—	439,796
Cost of shares redeemed	(13,379,514)	(16,382,298)
Net increase (decrease) from capital share transactions	1,755,027	(522,278)
Net increase (decrease) in net assets	2,268,985	(3,543,653)

Net assets:
Beginning of year	3,328,693	6,872,346
End of year	$5,597,678	$3,328,693

Capital share activity:
Shares sold	180,282	149,441
Shares issued from reinvestment of distributions	—	5,339
Shares redeemed	(163,909)	(163,187)
Net increase (decrease) in shares	16,373	(8,407)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$71.36	$124.83	$109.37	$80.67	$66.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.16)	(.02)	(.72)	.09
Net gain (loss) on investments (realized and unrealized)	17.32	(42.05)	23.27	32.30	14.60
Total from investment operations	17.47	(42.21)	23.25	31.58	14.69
Less distributions from:
Net investment income	—	—	—	(.14)	—
Net realized gains	—	(11.26)	(7.79)	(2.74)	(.03)
Total distributions	—	(11.26)	(7.79)	(2.88)	(.03)
Net asset value, end of period	$88.83	$71.36	$124.83	$109.37	$80.67

Total Return[b]	24.48%	(35.03%)	22.17%	40.62%	22.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,598	$3,329	$6,872	$7,900	$4,723
Ratios to average net assets:
Net investment income (loss)	0.17%	(0.17%)	(0.02%)	(0.86%)	0.11%
Total expenses	1.81%	1.77%	1.70%	1.82%	1.83%
Net expenses[c]	1.79%	1.77%	1.70%	1.82%	1.83%
Portfolio turnover rate	318%	343%	326%	373%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the Reporting Period, Utilities Fund returned -7.12%, compared with the S&P 500 Index, which returned 26.29%. The S&P 500 Utilities Index returned -7.08%.

The only industry that contributed to performance was independent power producers. The industries that detracted the most from performance were multi-utilities, electric utilities, and renewable electricity.

The holdings that contributed the most to performance were Constellation Energy Corp., Vistra Corp., and NRG Energy, Inc. The holdings that detracted the most from performance were NextEra Energy Partners, LP, Dominion Energy, Inc., and AES Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	% of Total Net Assets
NextEra Energy, Inc.	5.4%
Duke Energy Corp.	4.3%
Southern Co.	4.2%
Sempra	3.4%
American Electric Power Company, Inc.	3.2%
Constellation Energy Corp.	3.1%
PG&E Corp.	3.1%
Dominion Energy, Inc.	3.1%
Xcel Energy, Inc.	2.9%
Exelon Corp.	2.8%
Top Ten Total	35.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Utilities Fund	(7.12%)	3.94%	6.35%
S&P 500 Utilities Index	(7.08%)	7.11%	8.91%
S&P 500 Index	26.29%	15.69%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

130 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2023
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Electric - 85.0%
NextEra Energy, Inc.	8,513	$517,080
Duke Energy Corp.	4,188	406,403
Southern Co.	5,714	400,666
Sempra	4,311	322,161
American Electric Power Company, Inc.	3,719	302,057
Constellation Energy Corp.	2,533	296,082
PG&E Corp.	16,108	290,427
Dominion Energy, Inc.	6,175	290,225
Xcel Energy, Inc.	4,394	272,032
Exelon Corp.	7,333	263,255
Consolidated Edison, Inc.	2,828	257,263
Public Service Enterprise Group, Inc.	4,145	253,467
Edison International	3,501	250,286
WEC Energy Group, Inc.	2,834	238,538
Eversource Energy	3,576	220,711
Entergy Corp.	2,119	214,422
PPL Corp.	7,804	211,488
DTE Energy Co.	1,908	210,376
FirstEnergy Corp.	5,635	206,579
CenterPoint Energy, Inc.	6,839	195,390
Ameren Corp.	2,675	193,509
CMS Energy Corp.	3,297	191,457
Vistra Corp.	4,543	174,996
AES Corp.	8,828	169,939
Alliant Energy Corp.	3,240	166,212
NRG Energy, Inc.	3,188	164,820
Evergy, Inc.	3,083	160,933
Fortis, Inc.	3,520	144,778
Pinnacle West Capital Corp.	1,802	129,456
OGE Energy Corp.	3,478	121,486
Algonquin Power & Utilities Corp.	19,108	120,763
Clearway Energy, Inc. — Class C	4,085	112,052
Portland General Electric Co.	2,264	98,122
Black Hills Corp.	1,646	88,802
Ormat Technologies, Inc.	1,105	83,748
Northwestern Energy Group, Inc.	1,595	81,170
Avista Corp.	2,175	77,734
Avangrid, Inc.	2,174	70,459
Hawaiian Electric Industries, Inc.	4,229	60,009
Otter Tail Corp.	603	51,237
Total Electric		8,080,590

Gas - 9.2%
Atmos Energy Corp.	1,676	194,249
NiSource, Inc.	5,778	153,406
Brookfield Infrastructure Corp. — Class A	3,930	138,650
UGI Corp.	4,464	109,814
Southwest Gas Holdings, Inc.	1,541	97,622
New Jersey Resources Corp.	2,176	97,006
ONE Gas, Inc.	1,398	89,081
Total Gas		879,828

Water - 4.0%
American Water Works Company, Inc.	1,782	235,206
Essential Utilities, Inc.	3,886	145,142
Total Water		380,348

Energy-Alternate Sources - 1.5%
NextEra Energy Partners, LP	2,446	74,383
Sunnova Energy International, Inc.*	4,227	64,462
Total Energy-Alternate Sources		138,845

Total Common Stocks
(Cost $4,548,460)		9,479,611

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	$26,104	26,104
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	21,037	21,037
Total Repurchase Agreements
(Cost $47,141)		47,141

Total Investments - 100.2%
(Cost $4,595,601)		$9,526,752
Other Assets & Liabilities, net - (0.2)%		(17,915)
Total Net Assets - 100.0%		$9,508,837

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,479,611	$—	$—	$9,479,611
Repurchase Agreements	—	47,141	—	47,141
Total Assets	$9,479,611	$47,141	$—	$9,526,752

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

Assets:
Investments, at value (cost $4,548,460)	$9,479,611
Repurchase agreements, at value (cost $47,141)	47,141
Receivables:
Dividends	17,892
Fund shares sold	2,039
Interest	21
Securities lending income	3
Total assets	9,546,707

Liabilities:
Payable for:
Professional fees	13,594
Management fees	6,647
Printing fees	3,277
Transfer agent fees	2,818
Investor service fees	1,955
Fund shares redeemed	1,709
Portfolio accounting and administration fees	821
Trustees’ fees*	115
Miscellaneous	6,934
Total liabilities	37,870
Net assets	$9,508,837

Net assets consist of:
Paid in capital	$12,131,531
Total distributable earnings (loss)	(2,622,694)
Net assets	$9,508,837
Capital shares outstanding	300,272
Net asset value per share	$31.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding tax of $2,287)	$347,231
Interest	3,242
Income from securities lending, net	526
Total investment income	350,999

Expenses:
Management fees	93,550
Investor service fees	27,515
Transfer agent fees	29,595
Portfolio accounting and administration fees	17,059
Professional fees	15,173
Trustees’ fees*	2,530
Custodian fees	1,814
Line of credit fees	44
Miscellaneous	11,065
Total expenses	198,345
Less:
Expenses reimbursed by Adviser	(1,823)
Net expenses	196,522
Net investment income	154,477

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	925,391
Net realized gain	925,391
Net change in unrealized appreciation (depreciation) on:
Investments	(2,169,381)
Net change in unrealized appreciation (depreciation)	(2,169,381)
Net realized and unrealized loss	(1,243,990)
Net decrease in net assets resulting from operations	$(1,089,513)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$154,477	$164,365
Net realized gain (loss) on investments	925,391	(7,415,230)
Net change in unrealized appreciation (depreciation) on investments	(2,169,381)	150,803
Net decrease in net assets resulting from operations	(1,089,513)	(7,100,062)

Distributions to shareholders	(167,571)	(247,060)

Capital share transactions:
Proceeds from sale of shares	11,180,016	90,927,663
Distributions reinvested	167,571	247,060
Cost of shares redeemed	(17,718,262)	(80,135,234)
Net increase (decrease) from capital share transactions	(6,370,675)	11,039,489
Net increase (decrease) in net assets	(7,627,759)	3,692,367

Net assets:
Beginning of year	17,136,596	13,444,229
End of year	$9,508,837	$17,136,596

Capital share activity:
Shares sold	342,293	2,552,843
Shares issued from reinvestment of distributions	5,070	7,331
Shares redeemed	(541,690)	(2,451,249)
Net increase (decrease) in shares	(194,327)	108,925

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$34.65	$34.86	$30.93	$33.76	$28.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.29	.43	.41	.39
Net gain (loss) on investments (realized and unrealized)	(2.92)	.07	4.02	(2.20)	5.01
Total from investment operations	(2.46)	.36	4.45	(1.79)	5.40
Less distributions from:
Net investment income	(.52)	(.31)	(.52)	(.55)	(.07)
Net realized gains	—	(.26)	—	(.49)	—
Total distributions	(.52)	(.57)	(.52)	(1.04)	(.07)
Net asset value, end of period	$31.67	$34.65	$34.86	$30.93	$33.76

Total Return[b]	(7.12%)	1.04%	14.52%	(5.13%)	19.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,509	$17,137	$13,444	$11,801	$16,035
Ratios to average net assets:
Net investment income (loss)	1.40%	0.83%	1.32%	1.34%	1.22%
Total expenses	1.80%	1.77%	1.69%	1.82%	1.82%
Net expenses[c]	1.79%	1.77%	1.69%	1.82%	1.82%
Portfolio turnover rate	102%	387%	110%	151%	144%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2023, the Trust consisted of forty-nine Funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

136 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in the Funds’ Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess

THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (continued)

of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(g) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for each Fund in an amount equal to an annual percentage rate of 0.05% of that Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the applicable Fund or Funds of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$51,206	$—	$51,206
Biotechnology Fund	—	132,244	132,244
Consumer Products Fund	145,745	54,334	200,079
Electronics Fund	—	745,906	745,906
Energy Fund	882,712	—	882,712
Health Care Fund	14,823	562,511	577,334
Precious Metals Fund	57,952	—	57,952
Real Estate Fund	63,026	189,779	252,805
Technology Fund	—	367,393	367,393
Telecommunications Fund	16,914	—	16,914
Utilities Fund	167,571	—	167,571

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$65,582	$—	$65,582
Basic Materials Fund	211,818	—	211,818
Biotechnology Fund	—	1,396,614	1,396,614
Consumer Products Fund	253,942	576,959	830,901
Electronics Fund	326,501	45,380	371,881
Energy Fund	270,279	—	270,279
Financial Services Fund	927,317	111,511	1,038,828
Health Care Fund	325,376	674,197	999,573
Internet Fund	—	1,179,293	1,179,293
Precious Metals Fund	93,847	—	93,847
Real Estate Fund	328,350	90,656	419,006
Retailing Fund	104,064	—	104,064
Technology Fund	346,875	973,004	1,319,879
Telecommunications Fund	20,013	—	20,013
Transportation Fund	439,796	—	439,796
Utilities Fund	137,068	109,992	247,060

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$62,928	$—	$994,433	$(589,452)	$—	$467,909
Basic Materials Fund	64,199	—	2,850,340	(81,517)	19,017	2,852,039
Biotechnology Fund	12,551	942,725	4,927,359	—	—	5,882,635
Consumer Products Fund	101,574	—	3,876,647	(206,088)	—	3,772,133
Electronics Fund	459,071	—	13,428,544	—	—	13,887,615
Energy Fund	358,248	—	4,869,762	(857,944)	—	4,370,066
Energy Services Fund	—	—	1,858,568	(9,940,268)	—	(8,081,700)
Financial Services Fund	142,936	—	3,858,774	—	(245)	4,001,465
Health Care Fund	373,426	20,091	7,526,393	—	—	7,919,910
Internet Fund	—	—	2,816,170	(5,798)	—	2,810,372
Leisure Fund	2,061	—	1,396,732	(486,242)	—	912,551
Precious Metals Fund	292,332	—	1,257,054	(14,683,302)	(86,192)	(13,220,108)
Real Estate Fund	60,457	—	1,604,514	(153,747)	9,787	1,521,011
Retailing Fund	—	—	1,301,245	(618,129)	—	683,116
Technology Fund	519,273	360,793	12,828,400	—	—	13,708,466
Telecommunications Fund	16,705	—	98,145	(810,608)	—	(695,758)
Transportation Fund	21,532	—	2,079,282	(885,429)	—	1,215,385
Utilities Fund	167,521	—	3,852,107	(6,642,322)	—	(2,622,694)

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Banking Fund	$(548,641)	$(40,811)	$(589,452)
Basic Materials Fund	(81,517)	—	(81,517)
Consumer Products Fund	(206,088)	—	(206,088)
Energy Fund	(480,818)	(377,126)	(857,944)
Energy Services Fund	(1,359,456)	(8,580,812)	(9,940,268)
Internet Fund	—	(5,798)	(5,798)
Leisure Fund	(398,250)	(87,992)	(486,242)
Precious Metals Fund	(4,365,056)	(10,318,246)	(14,683,302)
Real Estate Fund	(96,035)	(57,712)	(153,747)
Retailing Fund	(618,129)	—	(618,129)
Telecommunications Fund	(543,752)	(266,856)	(810,608)
Transportation Fund	(731,758)	(153,671)	(885,429)
Utilities Fund	(6,642,322)	—	(6,642,322)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Energy Fund	$3,200,774
Energy Services Fund	187,028
Internet Fund	79,148
Retailing Fund	69,822
Utilities Fund	191,595

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, foreign capital gains taxes, and corporate actions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$1	$(1)
Biotechnology Fund	135,399	(135,399)
Electronics Fund	304,387	(304,387)
Energy Services Fund	(48,780)	48,780
Financial Services Fund	14,180	(14,180)
Health Care Fund	512,198	(512,198)
Internet Fund	(99,062)	99,062
Leisure Fund	(573)	573
Real Estate Fund	(1,059)	1,059
Retailing Fund	(14,240)	14,240
Technology Fund	485,920	(485,920)

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$2,804,214	$994,871	$(438)	$994,433
Basic Materials Fund	4,439,357	2,900,560	(50,220)	2,850,340
Biotechnology Fund	7,369,173	5,134,246	(206,887)	4,927,359
Consumer Products Fund	4,726,072	3,906,031	(29,384)	3,876,647
Electronics Fund	22,716,851	13,716,867	(288,323)	13,428,544
Energy Fund	11,872,116	4,896,214	(26,452)	4,869,762
Energy Services Fund	3,919,073	1,862,792	(4,224)	1,858,568
Financial Services Fund	9,850,900	3,880,352	(21,578)	3,858,774
Health Care Fund	6,218,027	7,562,405	(36,012)	7,526,393
Internet Fund	5,153,185	2,837,551	(21,381)	2,816,170
Leisure Fund	3,631,044	1,409,850	(13,118)	1,396,732
Precious Metals Fund	31,805,983	1,257,054	—	1,257,054
Real Estate Fund	3,147,875	1,616,633	(12,119)	1,604,514
Retailing Fund	1,736,579	1,302,907	(1,662)	1,301,245
Technology Fund	11,416,418	12,880,233	(51,833)	12,828,400
Telecommunications Fund	1,883,921	124,407	(26,262)	98,145
Transportation Fund	3,688,694	2,100,748	(21,466)	2,079,282
Utilities Fund	5,674,645	3,916,721	(64,614)	3,852,107

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$7,107,444	$7,195,181
Basic Materials Fund	11,226,308	12,337,245
Biotechnology Fund	9,614,746	14,484,746
Consumer Products Fund	13,665,669	17,110,431
Electronics Fund	32,864,343	18,541,568
Energy Fund	51,469,883	56,828,016
Energy Services Fund	23,538,011	35,559,782
Financial Services Fund	11,965,656	9,633,470
Health Care Fund	22,450,999	27,370,441
Internet Fund	16,905,692	15,980,998
Leisure Fund	21,327,655	20,535,734
Precious Metals Fund	93,983,606	86,535,820
Real Estate Fund	5,899,999	6,158,322
Retailing Fund	7,516,610	8,241,257
Technology Fund	21,307,534	21,090,886
Telecommunications Fund	6,629,350	6,617,672
Transportation Fund	16,106,581	14,370,921
Utilities Fund	11,379,910	17,618,435

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2023, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$857,096	$768,002	$26,733
Basic Materials Fund	1,381,717	1,323,326	76,054
Biotechnology Fund	394,360	980,275	172,856
Consumer Products Fund	1,205,310	2,313,283	168,819
Electronics Fund	3,335,629	1,830,814	(51,457)
Energy Fund	9,156,347	7,345,506	409,163
Energy Services Fund	2,751,487	5,987,571	171,236
Financial Services Fund	2,064,847	2,013,140	(14,528)
Health Care Fund	1,167,518	1,900,209	300,619
Internet Fund	2,300,909	2,702,558	(73,041)
Leisure Fund	2,964,072	2,316,186	(43,317)
Precious Metals Fund	4,853,117	6,892,637	(76,576)
Real Estate Fund	807,554	861,583	1,015
Retailing Fund	1,269,424	1,539,274	63,506
Technology Fund	3,026,443	2,977,592	273,129
Telecommunications Fund	441,165	436,630	3,636
Transportation Fund	2,316,897	1,041,459	(17,788)
Utilities Fund	2,144,434	2,112,383	340,745

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BofA Securities, Inc.			U.S. Treasury Strip
5.35%			0.00%
Due 01/02/24	$31,762,520	$31,776,681	Due 11/15/26	$36,401,131	$32,397,771

J.P. Morgan Securities LLC			U.S. Treasury Note
5.33%			0.50%
Due 01/02/24	39,413,155	39,430,661	Due 05/31/27	45,123,100	40,201,441

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$23,716	$(23,716)	$—	$24,767	$—	$24,767
Basic Materials Fund	55,064	(55,064)	—	59,876	—	59,876
Biotechnology Fund	45,566	(45,566)	—	51,045	—	51,045
Consumer Products Fund	22,746	(22,746)	—	23,418	—	23,418
Electronics Fund	655,141	(655,141)	—	682,156	—	682,156
Energy Fund	111,366	(111,366)	—	117,571	—	117,571
Internet Fund	63,692	(63,692)	—	65,705	—	65,705
Leisure Fund	82,087	(82,087)	—	84,514	—	84,514
Real Estate Fund	17,018	(17,018)	—	18,342	—	18,342
Retailing Fund	13,463	(13,463)	—	14,322	—	14,322
Technology Fund	80,017	(80,017)	—	85,136	—	85,136
Transportation Fund	148,891	(148,891)	—	160,483	—	160,483

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.15% for the year ended December 31, 2023. The Funds did not have any borrowings outstanding under this agreement at December 31, 2023.

The average daily balances borrowed for the year ended December 31, 2023, were as follows:

Fund	Average Daily Balance
Banking Fund	$96
Basic Materials Fund	63
Biotechnology Fund	811
Consumer Products Fund	868
Electronics Fund	126
Energy Fund	2,523
Energy Services Fund	1,532
Financial Services Fund	288
Internet Fund	192
Leisure Fund	49
Precious Metals Fund	8
Real Estate Fund	699
Retailing Fund	570
Technology Fund	989
Telecommunications Fund	96
Transportation Fund	197
Utilities Fund	690

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 9 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 10 – Subsequent Events

On January 1, 2024, the statute of limitations for deferred foreign taxes on capital gains from sales of Peruvian securities prior to 2018 in the Basic Materials Fund and Precious Metals Fund expired. On January 2, 2024, the deferred foreign capital gains tax liabilities were relieved, and realized gains on investments were recognized, in the amounts of $19,017 and $86,192 for the Basic Materials Fund and Precious Metals Fund, respectively.

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

146 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

THE RYDEX FUNDS ANNUAL REPORT | 147

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

Precious Metals Fund intends to designate $35,787 of foreign tax withholding on foreign source income of $236,702.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Banking Fund	100.00%
Consumer Products Fund	100.00%
Energy Fund	100.00%
Health Care Fund	100.00%
Precious Metals Fund	95.67%
Real Estate Fund	5.98%
Telecommunications Fund	100.00%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Biotechnology Fund	$132,244	$135,399
Consumer Products Fund	54,334	—
Electronics Fund	745,906	—
Financial Services Fund	—	455
Health Care Fund	562,511	512,198
Real Estate Fund	189,779	—
Technology Fund	367,393	485,920

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

148 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1) (2023-present); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device(“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer(SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022 were $944,917 and $944,917, respectively.

(b)       Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(c)       Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2023 and December 31, 2022 were $281,800 and $278,180, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

b.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.       the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.       the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.       such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.      the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.      the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.      such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $281,800 and $278,180, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)       Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1)   The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)   Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)       A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 7, 2024

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 7, 2024

*	Print the name and title of each signing officer under his or her signature.